UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21261

Rydex ETF Trust
(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia
Rydex ETF Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EWRM	GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF
EWRI	GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF
EWRS	GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF
EWEM	GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF
RCD	GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
RHS	GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF
RYE	GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF
RYF	GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF
RYH	GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF
RGI	GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF
RTM	GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF
RYT	GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF
RYU	GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

ETF1-ANN-1013X1014

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one or more of our exchange traded funds (“ETFs”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim Partners and Security Investors. It is committed to providing investors with innovative investment solutions; as of the date of this report we offer 21 ETFs, including our lineup of equal weight ETFs. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

This report covers performance of the ETFs for the annual period ended October 31, 2013.

We encourage you to read the Economic and Market Overview that follows, which provides additional information regarding the factors that influenced the Funds’ performance for the fiscal year, and then the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

ETFs may not be suitable for all investors. • Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. • ETF shares may trade below their net asset value per share (“NAV”). The NAV of shares will fluctuate with changes in the market value of an ETF’s holdings. In addition, there can be no assurance that an active trading market for shares will develop or be maintained. • Tracking error risk refers to the risk that the Adviser may not be able to cause the ETF’s performance to match or correlate to that of the ETF’s underlying index, either on a daily or aggregate basis. Tracking error risk may cause the ETF’s performance to be less than you expect.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	October 31, 2013

For much of the 12-month period ended October 31, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment. But concern over a U.S. government shutdown and the strength of the economic recovery increased volatility over the last months of the period, as did confusion over the expected tapering of quantitative easing (QE). Sharply higher interest rates caused fixed-income assets to sell off in the second quarter, but then rebound somewhat when rates began falling late in the third quarter. Stocks continued their positive response to QE by grinding higher over the course of the summer, with some indices setting new market highs during October.

The yield on the 10-year Treasury note rose to a two-year high of 3% by early September, over 100 basis points above May’s lows. On September 18, the Fed again surprised markets by announcing it would not begin tapering its asset purchases, and rates promptly headed lower. In refraining from tapering, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation. The Fed was concerned about the impact of higher rates on the economy (particularly housing) and also the looming budget battles in Washington.

Challenges facing the U.S. economy, such as low growth and persistent unemployment, are also helping to keep interest rates subdued.

As rates fell after the Fed’s September meeting, mortgage activity began to stabilize. Housing is positioned to continue improving during the fourth quarter, although the evidence may not show up in the economic data until late 2013 or early 2014.

Overseas, the economic outlook for Europe is improving, and China’s apparent commitment to a 7.5% growth target is supporting Asian equities. European and emerging market equities (which are generally still at lower relative values than U.S. equities) are likely to benefit even more from the global liquidity environment and the expectation of continued monetary accommodation.

Minutes from the Federal Open Market Committee September meeting, which were released in October, indicated significant debate over taper timing. Given the data-dependent nature of the purchase program, some members believed employment weakness and low levels of inflation argued for continued QE. Others said they felt economic growth was sufficiently positive to taper, and believed that markets had been positioned for it. At period-end, there was little chance the Fed would make any move before Senate confirmation of its chairman-nominee, Janet Yellen. Markets may become increasingly concerned about how slow the U.S. economy appears as 2013 winds down, but liquidity rules, continuing to drive performance of risk assets.

For the 12-month period ended October 31, 2013, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 27.18%. The Barclays U.S. Aggregate Bond Index* returned -1.08% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.09%. The MSCI World Index* returned 25.77%, while the MSCI Emerging Markets Index* returned 6.53%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (concluded)	October 31, 2013

Russell 1000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 1000® Index, which is an unmanaged capitalization-weighted index representing the U.S. large-cap market. The Russell 1000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

Russell Midcap® Equal Weight Index is an unmanaged equal-weighted version of the Russell Midcap® Index, which is an unmanaged capitalization-weighted index representing the U.S. mid-cap market. The Russell Midcap Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

Russell 2000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 2000® Index, which is an unmanaged capitalization-weighted index representing the U.S. small-cap market. The Russell 2000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI Emerging Markets Equal Weight Index equally weights the securities in the MSCI Emerging Markets Index (the MSCI Emerging Markets cap-weighted index), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. In the MSCI Emerging Markets Equal Weighted Index, each security has the same weight, which means that the weight of each security is set to unity of the rebalancing date.

S&P 500® Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500® Index.

S&P 500® Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500® Index.

S&P 500® Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500® Index.

S&P 500® Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500® Index.

S&P 500® Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the 52 Industrials sectors of the S&P 500® Index.

S&P 500® Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Information Technology is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Equal Weight Index Telecommunication Services & Utilities is an unmanaged equal weighted version of the S&P 500® Telecommunication Services Index and S&P 500® Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Telecommunications Services and Utilities sectors of the S&P 500® Index.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2013 and held for the six months ended October 31, 2013.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

FEES AND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	04/30/13	10/31/13	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Russell MidCap® Equal Weight ETF	0.40%	13.72%	$1,000.00	$1,137.20	$2.15
Guggenheim Russell 1000® Equal Weight ETF	0.40%	13.04%	1,000.00	1,130.40	2.15
Guggenheim Russell 2000® Equal Weight ETF	0.40%	18.99%	1,000.00	1,189.90	2.21
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.60%	-0.45%	1,000.00	995.50	3.02
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.50%	15.81%	1,000.00	1,158.10	2.72
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.50%	7.57%	1,000.00	1,075.70	2.62
Guggenheim S&P 500® Equal Weight Energy ETF	0.50%	13.43%	1,000.00	1,134.30	2.69
Guggenheim S&P 500® Equal Weight Financials ETF	0.50%	11.55%	1,000.00	1,115.50	2.67
Guggenheim S&P 500® Equal Weight Health Care ETF	0.50%	15.21%	1,000.00	1,152.10	2.71
Guggenheim S&P 500® Equal Weight Industrials ETF	0.50%	17.92%	1,000.00	1,179.20	2.75
Guggenheim S&P 500® Equal Weight Materials ETF	0.50%	13.61%	1,000.00	1,136.10	2.69
Guggenheim S&P 500® Equal Weight Technology ETF	0.50%	15.64%	1,000.00	1,156.40	2.72
Guggenheim S&P 500® Equal Weight Utilities ETF	0.50%	-3.01%	1,000.00	969.90	2.48

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Russell MidCap® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim Russell 1000® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim Russell 2000® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.60%	5.00%	1,000.00	1,022.18	3.06
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Energy ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Financials ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Health Care ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Industrials ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Materials ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Technology ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Guggenheim S&P 500® Equal Weight Utilities ETF	0.50%	5.00%	1,000.00	1,022.68	2.55

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period April 30, 2013 to October 31, 2013.

6 | GUGGENHEIM ETFs ANNUAL REPORT

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GUGGENHEIM ETFs ANNUAL REPORT | 7

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Guggenheim Russell Midcap® Equal Weight ETF returned 35.21% for the one-year period ended October 31, 2013, compared with the 35.86% return of the benchmark, the Russell Midcap® Equal Weight Index. The cap-weighted Russell Midcap® Index returned 33.79%. During the period, EWRM achieved over 99% correlation to its benchmark on a daily basis.

The Health Care, Industrials and Consumer Staples sectors contributed most to return for the period. No sector detracted, but those sectors contributing least were Telecommunication Services, Utilities and Materials.

Top contributors to Fund return included Green Mountain Coffee Roasters, Inc., Clearwire Corp.—Class A and Safeway, Inc. Top detractors included Allied Nevada Gold Corp., Walter Energy, Inc. and ARIAD Pharmaceuticals, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
		Since Inception
	One Year	(12/03/10)
Guggenheim Russell MidCap® Equal Weight ETF	35.21%	16.29%
Russell MidCap Equal Weight Index	35.86%	16.76%
Russell MidCap Index	33.79%	15.62%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

8 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
iShares Russell Mid-Capital ETF	0.5%
Flowers Foods, Inc.	0.4%
Lorillard, Inc.	0.4%
Constellation Brands, Inc. — Class A	0.4%
Clorox Co.	0.3%
GNC Holdings, Inc. — Class A	0.3%
Safeway, Inc.	0.3%
Whole Foods Market, Inc.	0.3%
Mead Johnson Nutrition Co. — Class A	0.3%
Hershey Co.	0.3%
Top Ten Total	3.5%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 9

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Guggenheim Russell 1000® Equal Weight ETF returned 33.71% for the one-year period ended October 31, 2013, compared with the 34.34% return of the benchmark, the Russell 1000® Equal Weight Index. The cap-weighted Russell 1000® Index returned 28.40%. During the period, EWRI achieved over 99% correlation to its benchmark on a daily basis.

The Health Care, Industrials and Information Technology sectors contributed most to return for the period. No sector detracted, but those sectors contributing least were Telecommunication Services, Utilities and Materials.

Top contributors to Fund return included Green Mountain Coffee Roasters, Inc., Clearwire Corp.—Class A and Safeway, Inc. Top detractors included Allied Nevada Gold Corp., Walter Energy, Inc. and ARIAD Pharmaceuticals, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
		Since Inception
	One Year	(12/03/10)
Guggenheim Russell 1000® Equal Weight ETF	33.71%	16.02%
Russell 1000 Equal Weight Index	34.34%	16.51%
Russell 1000 Index	28.40%	15.77%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

10 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
iShares Russell 1000 ETF	0.5%
Flowers Foods, Inc.	0.3%
Lorillard, Inc.	0.2%
Kimberly-Clark Corp.	0.2%
Constellation Brands, Inc. — Class A	0.2%
Archer-Daniels-Midland Co.	0.2%
Clorox Co.	0.2%
GNC Holdings, Inc. — Class A	0.2%
Safeway, Inc.	0.2%
Colgate-Palmolive Co.	0.2%
Top Ten Total	2.4%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 11

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Guggenheim Russell 2000® Equal Weight ETF returned 37.07% for the one-year period ended October 31, 2013, compared with the 37.82% return of the benchmark, the Russell 2000® Equal Weight Index. The cap-weighted Russell 2000® Index returned 36.28%. During the period, EWRS achieved over 99% correlation to its benchmark on a daily basis.

The Industrials, Information Technology and Consumer Discretionary sectors contributed most to return for the period. No sector detracted, but those sectors contributing least were Utilities, Telecommunication Services and Materials.

Top contributors to Fund return included Rite Aid Corp., Pilgrim’s Pride Corp. and Leap Wireless International, Inc. Top detractors included Atlantic Power Corp., MagicJack Vocaltec Ltd. and Cincinnati Bell, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
		Since Inception
	One Year	(12/03/10)
Guggenheim Russell 2000® Equal Weight ETF	37.07%	14.12%
Russell 2000 Equal Weight Index	37.82%	14.78%
Russell 2000 Index	36.28%	15.32%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

12 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
iShares Russell 2000 ETF	0.8%
Inteliquent, Inc.	0.2%
Pantry, Inc.	0.2%
Shenandoah Telecommunications Co.	0.2%
IDT Corp. — Class B	0.2%
WD-40 Co.	0.2%
Diamond Foods, Inc.	0.2%
Vonage Holdings Corp.	0.2%
NRG Yield, Inc. — Class A	0.2%
ORBCOMM, Inc.	0.2%
Top Ten Total	2.6%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 13

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

Guggenheim MSCI Emerging Markets Equal Weight ETF returned 4.76% for the one-year period ended October 31, 2013, compared with the 7.19% return of the benchmark, the MSCI Emerging Markets Equal Weight Index. The cap-weighted MSCI Emerging Markets Index returned 6.53%. During the period, EWEM achieved over 99% correlation to its benchmark on a daily basis.

The Financials, Consumer Discretionary and Information Technology sectors contributed most to return for the period. The only sectors detracting from return were Materials and Energy.

Top contributors to Fund return included Colonial Properties Trust, BYD Co. Ltd. and Turk Hava Yollari A.O. Top detractors included Wisdom Tree India Earnings Fund, Compania de Minas Buenaventura SA and Gold Fields Ltd.

Cumulative Fund Performance: December 3, 2010 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
		Since Inception
	One Year	(12/03/10)
Guggenheim MSCI Emerging Markets Equal Weight ETF	4.76%	-3.54%
MSCI Emerging Markets Equal Weight Index	7.19%	-0.97%
MSCI Emerging Markets Index	6.53%	-0.22%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

14 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
WisdomTree India Earnings Fund	7.8%
iShares MSCI Brazil Capped ETF	7.3%
SM Investments Corp.	0.4%
Ayala Land, Inc.	0.3%
Eclat Textile Company Ltd.	0.3%
DMCI Holdings, Inc.	0.3%
BDO Unibank, Inc.	0.3%
Philippine Long Distance Telephone Co. ADR	0.3%
Genting BHD	0.3%
Pacific Rubiales Energy Corp.	0.3%
Top Ten Total	17.6%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 15

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF returned 39.91%, compared to its benchmark, the S&P 500® Equal Weight Index Consumer Discretionary, which returned 40.70%. RCD achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Specialty Retail, Media and Internet & Catalog Retail industries were the largest contributors to return. The Diversified Financial Services and the Distributors industries contributed least to return, while the Professional Services industry was the only detractor from return.

Netflix, Inc., Best Buy Co., Inc. and Tripadvisor, Inc. contributed most to return. J.C. Penney Co., Inc., Apollo Group, Inc.—Class A and Cablevision Systems Corporation—Class A detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	39.91%	23.11%	26.68%	9.14%
S&P 500 Equal Weight Index Consumer Discretionary	40.70%	23.85%	27.29%	9.66%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

16 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
Chipotle Mexican Grill, Inc. — Class A	1.4%
Amazon.com, Inc.	1.4%
Harman International Industries, Inc.	1.4%
Expedia, Inc.	1.3%
Discovery Communications, Inc. — Class A	1.3%
TripAdvisor, Inc.	1.3%
TJX Companies, Inc.	1.3%
Best Buy Company, Inc.	1.3%
Staples, Inc.	1.3%
NIKE, Inc. — Class B	1.3%
Top Ten Total	13.3%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 17

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Consumer Staples ETF returned 32.59%. For the same period, its benchmark, the S&P 500® Equal Weight Index Consumer Staples, returned 33.34%. RHS achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Food Products industry, Food & Staples Retailing industry and the Beverages industry were the largest contributors to return. No industry detracted, but the Personal Products industry, Tobacco industry and the Household Products industry contributed least to return.

Safeway, Inc., Constellation Brands, Inc.—Class A and Tyson Foods, Inc.—Class A contributed most to return. Wal-Mart Stores, Inc., Philip Morris International, Inc. and Sysco Corporation contributed least.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	32.59%	19.38%	18.92%	11.37%
S&P 500 Equal Weight Index Consumer Staples	33.34%	20.12%	19.62%	12.01%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

18 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
Safeway, Inc.	2.9%
Lorillard, Inc.	2.8%
Archer-Daniels-Midland Co.	2.7%
Kimberly-Clark Corp.	2.7%
Constellation Brands, Inc. — Class A	2.6%
Walgreen Co.	2.6%
Whole Foods Market, Inc.	2.6%
Kroger Co.	2.6%
Molson Coors Brewing Co. — Class B	2.6%
Colgate-Palmolive Co.	2.6%
Top Ten Total	26.7%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 19

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Energy ETF returned 26.19%. For the same period, its benchmark, the S&P 500® Equal Weight Index Energy, returned 26.87%. RYE achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Oil, Gas & Consumable Fuels industry was the largest contributor to return. The only other industry composing this Fund, Energy Equipment & Services, also contributed to return.

Pioneer Natural Resources Co., Helmerich & Payne, Inc. and Valero Energy Corp. contributed most to return. Peabody Energy Corp., Diamond Offshore Drilling, Inc. and Transocean Ltd. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Energy ETF	26.19%	15.09%	16.05%	8.70%
S&P 500 Equal Weight Index Energy	26.87%	15.71%	16.77%	9.33%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

20 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
Newfield Exploration Co.	2.6%
QEP Resources, Inc.	2.6%
Valero Energy Corp.	2.6%
Baker Hughes, Inc.	2.5%
Phillips 66	2.5%
Noble Energy, Inc.	2.4%
Helmerich & Payne, Inc.	2.4%
WPX Energy, Inc.	2.4%
Pioneer Natural Resources Co.	2.4%
Peabody Energy Corp.	2.4%
Top Ten Total	24.8%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 21

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Financials ETF returned 34.05%. For the same period, its benchmark, the S&P 500® Equal Weight Index Financials, returned 34.79%. RYF achieved a daily correlation of over 99% to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Insurance, Capital Markets and Diversified Financial Services industries were the largest contributors to return. No industry detracted, but the three industries contributing least to return were Thrifts & Mortgage Finance, Real Estate Management & Development and Consumer Finance.

Genworth Financial, Inc.—Class A, E*Trade Financial Corporation and NYSE Euronext were the largest contributors to return. Macerich Company, Equity Residential and AvalonBay Communities, Inc. were the largest detractors from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Financials ETF	34.05%	16.07%	14.02%	-1.69%
S&P 500 Equal Weight Index Financials	34.79%	16.71%	14.84%	-0.84%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

22 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
Genworth Financial, Inc. — Class A	1.4%
Aon plc	1.4%
BlackRock, Inc. — Class A	1.3%
NASDAQ OMX Group, Inc.	1.3%
Legg Mason, Inc.	1.3%
McGraw Hill Financial, Inc.	1.3%
Franklin Resources, Inc.	1.3%
Ameriprise Financial, Inc.	1.3%
Principal Financial Group, Inc.	1.3%
Invesco Ltd.	1.3%
Top Ten Total	13.2%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 23

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Health Care ETF returned 36.81%. For the same period, its benchmark, the S&P 500® Equal Weight Index Health Care, returned 37.65%. RYH achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Health Care Providers & Services, Health Care Equipment & Supplies and Pharmaceuticals industries were the largest contributors to return. No industry detracted, but the industries contributing least to return were Health Care Technology, Life Sciences Tools & Services and Biotechnology.

Tenet Healthcare Corp., Boston Scientific Corp. and Celgene Corp. were the largest contributors to return. Intuitive Surgical, Inc., Edwards Lifesciences Corp. and Vertex Pharmaceuticals, Inc. were the largest detractors from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Health Care ETF	36.81%	21.55%	20.71%	11.90%
S&P 500 Equal Weight Index Health Care	37.65%	22.22%	21.46%	12.78%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

24 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
McKesson Corp.	2.1%
Bristol-Myers Squibb Co.	2.1%
Tenet Healthcare Corp.	2.1%
CR Bard, Inc.	2.0%
Cerner Corp.	2.0%
Actavis plc	2.0%
Gilead Sciences, Inc.	2.0%
Perrigo Co.	2.0%
Cardinal Health, Inc.	1.9%
St. Jude Medical, Inc.	1.9%
Top Ten Total	20.1%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 25

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Industrials ETF returned 36.10% compared to its benchmark S&P 500® Equal Weight Index Industrials, which returned 36.85%. RGI achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Machinery, Aerospace & Defense and Commercial Services & Supplies industries contributed the most to return. No industry detracted, but Containers & Packaging, Building Products and Trading Companies & Distributors contributed least to return.

Southwest Airlines Co., The Boeing Co. and Pitney Bowes, Inc. contributed most to return. Iron Mountain, Inc., Joy Global, Inc. and R.R. Donnelley & Sons Co. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Industrials ETF	36.10%	17.49%	18.45%	8.67%
S&P 500 Equal Weight Index Industrials	36.85%	18.14%	19.20%	9.26%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

26 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
Xylem, Inc.	1.9%
Pitney Bowes, Inc.	1.9%
Southwest Airlines Co.	1.9%
FedEx Corp.	1.8%
Delta Air Lines, Inc.	1.8%
Boeing Co.	1.8%
Quanta Services, Inc.	1.7%
Flowserve Corp.	1.7%
Norfolk Southern Corp.	1.7%
Parker Hannifin Corp.	1.7%
Top Ten Total	17.9%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 27

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Materials ETF returned 26.59% compared with the 27.20% return of the benchmark, the S&P 500® Equal Weight Index Materials. RTM achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Chemicals, Containers & Packaging and Metals & Mining industries were the largest contributors to return. No industry detracted, but industries contributing least to return were Construction Materials and Paper & Forest Products.

Sealed Air Corp., Owens-Illinois, Inc. and PPG Industries, Inc. contributed most to return. Newmont Mining Corp., Cliff’s Natural Resources, Inc. and The Mosaic Co. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Materials ETF	26.59%	11.34%	19.32%	8.59%
S&P 500 Equal Weight Index Materials	27.20%	11.89%	20.08%	9.36%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

28 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
United States Steel Corp.	3.8%
Cliffs Natural Resources, Inc.	3.6%
Allegheny Technologies, Inc.	3.5%
Alcoa, Inc.	3.5%
PPG Industries, Inc.	3.4%
Freeport-McMoRan Copper & Gold, Inc.	3.4%
CF Industries Holdings, Inc.	3.4%
Ecolab, Inc.	3.4%
Ball Corp.	3.4%
Sherwin-Williams Co.	3.3%
Top Ten Total	34.7%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 29

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Technology ETF returned 39.23% compared with its benchmark, the S&P 500® Equal Weight Index Information Technology, which returned 39.95%. RYT achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Semiconductors & Semiconductor Equipment industry was the largest contributor to return, followed by the Computers & Peripherals industry and the Software industry. No industry detracted from return, but the Diversified Financial Services industry contributed least, followed by the Consumer Finance industry and the Office Electronics industry.

Micron Technology, Inc., First Solar, Inc. and Western Digital Corp. contributed most to return. Teradata Corp., Apple, Inc. and Broadcom Corp.—Class A detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Technology ETF	39.23%	12.69%	19.51%	6.28%
S&P 500 Equal Weight Index Information Technology	39.95%	13.29%	20.28%	6.86%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

30 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
First Solar, Inc.	2.0%
Seagate Technology plc	1.8%
Corning, Inc.	1.7%
Google, Inc. — Class A	1.7%
SanDisk Corp.	1.7%
Adobe Systems, Inc.	1.7%
Yahoo!, Inc.	1.7%
Apple, Inc.	1.7%
Applied Materials, Inc.	1.7%
Hewlett-Packard Co.	1.6%
Top Ten Total	17.3%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 31

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Equal Weight Utilities ETF returned 10.95% while its benchmark, the S&P 500® Equal Weight Telecommunication Services & Utilities Index, returned 11.51%. RYU had a 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 27.18%.

The Multi-Utilities industry, Independent Power Producers & Energy Traders industry and the Wireless Telecommunications Services industry were the largest contributors to return. No group detracted from return, but the Diversified Telecommunication Services industry contributed least, followed by the Gas Utilities and Electric Utilities industries.

The AES Corp., NRG Energy, Inc. and Sempra Energy contributed most to return. Exelon Corp., FirstEnergy Corp. and Entergy Corp. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(11/01/06)
Guggenheim S&P 500® Equal Weight Utilities ETF	10.95%	12.72%	13.71%	6.10%
S&P 500 Equal Weight Index Telecommunications Services & Utilities	11.51%	13.36%	14.41%	6.68%
S&P 500 Index	27.18%	16.56%	15.17%	5.91%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

32 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

Ten Largest Holdings*
% of
Description	Net Assets
ONEOK, Inc.	2.8%
Ameren Corp.	2.8%
American Electric Power Company, Inc.	2.8%
Duke Energy Corp.	2.8%
Edison International	2.8%
Crown Castle International Corp.	2.8%
AGL Resources, Inc.	2.8%
Integrys Energy Group, Inc.	2.8%
Sempra Energy	2.8%
CenterPoint Energy, Inc.	2.8%
Top Ten Total	28.0%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.2%

INFORMATION TECHNOLOGY - 12.2%
First Solar, Inc.*	3,839	$192,987
IPG Photonics Corp.	1,479	98,013
SanDisk Corp.	1,406	97,717
3D Systems Corp.*,1	1,542	95,974
Stratasys Ltd.*	835	94,547
DST Systems, Inc.	1,107	93,840
EchoStar Corp. — Class A*	1,920	92,083
MICROS Systems, Inc.*	1,688	91,574
Intuit, Inc.	1,279	91,333
KLA-Tencor Corp.	1,390	91,184
Avago Technologies Ltd.	2,006	91,133
LSI Corp.	10,737	91,050
Microchip Technology, Inc.	2,099	90,173
Western Digital Corp.	1,294	90,101
VeriSign, Inc.*	1,653	89,725
Teradyne, Inc.*	5,128	89,689
Solera Holdings, Inc.	1,593	89,558
CA, Inc.	2,793	88,706
Motorola Solutions, Inc.	1,416	88,528
ServiceNow, Inc.*	1,618	88,359
Lam Research Corp.*	1,629	88,341
Micron Technology, Inc.*	4,994	88,294
Harris Corp.	1,424	88,231
AOL, Inc.	2,430	88,063
Splunk, Inc.*	1,401	87,857
Analog Devices, Inc.	1,781	87,803
Amdocs Ltd.	2,283	87,781
Tech Data Corp.*	1,686	87,773
Linear Technology Corp.	2,126	87,464
Amphenol Corp. — Class A	1,089	87,436
Cree, Inc.*	1,432	86,994
Skyworks Solutions, Inc.*	3,371	86,904
Dolby Laboratories, Inc. — Class A	2,419	86,455
Diebold, Inc.	2,879	86,255
Ingram Micro, Inc. — Class A*	3,719	86,169
SolarWinds, Inc.*	2,366	85,626
ANSYS, Inc.*	977	85,439
AVX Corp.	6,443	85,370
Maxim Integrated Products, Inc.	2,874	85,358
Marvell Technology Group Ltd.	7,076	84,912
Applied Materials, Inc.	4,752	84,823
Molex, Inc.	2,187	84,418
Gartner, Inc.*	1,429	84,240
Arrow Electronics, Inc.*	1,744	83,747
Fortinet, Inc.*	4,157	83,597
Electronic Arts, Inc.*	3,184	83,580
Informatica Corp.*	2,165	83,569
IAC/InterActiveCorp	1,564	83,502
Rackspace Hosting, Inc.*	1,628	83,402
Autodesk, Inc.*	2,084	83,172
VeriFone Systems, Inc.*	3,670	83,162
Activision Blizzard, Inc.	4,992	83,067
Riverbed Technology, Inc.*	5,599	82,977
Brocade Communications Systems, Inc.*	10,343	82,951
Xilinx, Inc.	1,815	82,437
Synopsys, Inc.*	2,259	82,341
TIBCO Software, Inc.*	3,352	82,325
NVIDIA Corp.	5,422	82,306
Silicon Laboratories, Inc.*	2,033	81,767
Polycom, Inc.*	7,850	81,640
ON Semiconductor Corp.*	11,494	81,148
Atmel Corp.*	11,146	81,143
Cadence Design Systems, Inc.*	6,243	80,972
Compuware Corp.	7,564	80,784
Avnet, Inc.	2,033	80,710
Computer Sciences Corp.	1,636	80,589
Zynga, Inc. — Class A*	22,410	80,452
Vishay Intertechnology, Inc.*	6,472	79,411
Zebra Technologies Corp. — Class A*	1,640	79,228
Freescale Semiconductor Ltd.*	5,120	79,053
Lexmark International, Inc. — Class A	2,222	78,992
Workday, Inc. — Class A*	1,055	78,988
NetSuite, Inc.*	781	78,787
Juniper Networks, Inc.*	4,215	78,568
Concur Technologies, Inc.*	750	78,450
F5 Networks, Inc.*	961	78,331
Fairchild Semiconductor
International, Inc. — Class A*	6,175	78,237
Red Hat, Inc.*	1,806	78,146
NCR Corp.*	2,138	78,144
Paychex, Inc.	1,839	77,716
Symantec Corp.	3,412	77,589
NeuStar, Inc. — Class A*	1,687	77,467
CDW Corp.*	3,510	77,185
Genpact Ltd.*	3,892	77,178
Palo Alto Networks, Inc.*	1,830	77,153
NetApp, Inc.	1,983	76,960
LinkedIn Corp. — Class A*	343	76,719
Altera Corp.	2,267	76,171
Booz Allen Hamilton Holding Corp.	3,838	75,992
JDS Uniphase Corp.*	5,803	75,961
Equinix, Inc.*	467	75,411
Leidos Holdings, Inc.	1,600	75,344
Rovi Corp.*	4,483	75,135
Jabil Circuit, Inc.	3,529	73,615
Akamai Technologies, Inc.*	1,626	72,747
Tableau Software, Inc. — Class A*	1,179	72,461
Advanced Micro Devices, Inc.*	21,664	72,358
Trimble Navigation Ltd.*	2,510	71,711
Xerox Corp.	7,169	71,260
National Instruments Corp.	2,435	70,737
Nuance Communications, Inc.*	4,485	69,787
FLIR Systems, Inc.	2,396	68,238
Citrix Systems, Inc.*	1,181	67,057
Teradata Corp.*	1,459	64,298
Pandora Media, Inc.*	2,196	55,185
CoreLogic, Inc.*	1,620	53,897
Global Payments, Inc.	866	51,510
Alliance Data Systems Corp.*	205	48,597
Broadridge Financial Solutions, Inc.	1,371	48,204
Jack Henry & Associates, Inc.	850	46,419
Fidelity National Information
Services, Inc.	924	45,045

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Lender Processing Services, Inc.	1,296	$44,738
FleetCor Technologies, Inc.*	387	44,640
Fiserv, Inc.*	425	44,510
Total System Services, Inc.	1,476	44,029
Vantiv, Inc. — Class A*	1,593	43,808
FactSet Research Systems, Inc.	395	43,031
Western Union Co.	2,325	39,572
Science Applications International Corp.	922	32,501
Total Information Technology		9,379,891
INDUSTRIALS - 12.1%
SolarCity Corp.*	4,495	239,494
Hexcel Corp.*	3,647	154,305
MRC Global, Inc.*	5,251	146,765
Lennox International, Inc.	1,862	145,348
Fastenal Co.	2,808	139,838
Masco Corp.	6,484	137,007
Armstrong World Industries, Inc.*	2,542	135,819
Valmont Industries, Inc.	950	133,475
Owens Corning*	3,617	129,959
Timken Co.	2,262	119,456
Xylem, Inc.	2,713	93,599
RR Donnelley & Sons Co.	4,834	89,767
Pitney Bowes, Inc.	4,150	88,561
Southwest Airlines Co.	5,121	88,184
AO Smith Corp.	1,666	86,049
United Rentals, Inc.*	1,316	85,000
Chicago Bridge & Iron Company N.V.	1,135	84,092
Trinity Industries, Inc.	1,656	83,843
B/E Aerospace, Inc.*	1,032	83,757
Alliant Techsystems, Inc.	769	83,721
Flowserve Corp.	1,204	83,642
Alaska Air Group, Inc.	1,178	83,237
Delta Air Lines, Inc.	3,138	82,780
Kansas City Southern	680	82,634
Spirit Aerosystems Holdings,
Inc. — Class A*	3,095	82,606
Ryder System, Inc.	1,254	82,551
Harsco Corp.	2,959	82,497
ITT Corp.	2,071	82,281
Copa Holdings S.A. — Class A	550	82,247
WESCO International, Inc.*	958	81,871
Joy Global, Inc.	1,429	81,096
Towers Watson & Co. — Class A	706	81,056
Regal-Beloit Corp.	1,103	80,883
Toro Co.	1,370	80,748
Quanta Services, Inc.*	2,669	80,630
Clean Harbors, Inc.*	1,304	80,522
GATX Corp.	1,558	80,315
IDEX Corp.	1,159	80,145
Manpowergroup, Inc.	1,026	80,131
SPX Corp.	882	80,006
TransDigm Group, Inc.	550	79,976
Parker Hannifin Corp.	684	79,836
Genesee & Wyoming, Inc. — Class A*	798	79,672
Rollins, Inc.	2,873	79,410
Huntington Ingalls Industries, Inc.	1,109	79,349
KBR, Inc.	2,292	79,166
Cintas Corp.	1,472	79,149
Air Lease Corp. — Class A	2,691	79,115
Graco, Inc.	1,024	79,114
Verisk Analytics, Inc. — Class A*	1,149	78,729
Donaldson Company, Inc.	1,984	78,586
L-3 Communications Holdings, Inc.	779	78,251
AMETEK, Inc.	1,633	78,106
Carlisle Companies, Inc.	1,074	78,058
Snap-on, Inc.	750	78,053
J.B. Hunt Transport Services, Inc.	1,040	78,031
Jacobs Engineering Group, Inc.*	1,282	77,971
Wabtec Corp.	1,196	77,967
Pall Corp.	966	77,782
Exelis, Inc.	4,714	77,734
Old Dominion Freight Line, Inc.*	1,654	77,573
Lincoln Electric Holdings, Inc.	1,119	77,480
Kirby Corp.*	875	77,429
Copart, Inc.*	2,401	77,384
ADT Corp.	1,781	77,242
Fluor Corp.	1,039	77,115
Textron, Inc.	2,678	77,100
Rockwell Automation, Inc.	697	76,956
Terex Corp.*	2,195	76,715
Expeditors International of
Washington, Inc.	1,691	76,585
Ingersoll-Rand plc	1,134	76,579
Pentair Ltd.	1,141	76,550
Crane Co.	1,204	76,454
Triumph Group, Inc.	1,066	76,379
Dover Corp.	829	76,094
Hubbell, Inc. — Class B	706	75,923
AECOM Technology Corp.*	2,384	75,764
Stericycle, Inc.*	651	75,646
Rockwell Collins, Inc.	1,082	75,556
Manitowoc Company, Inc.	3,877	75,446
WW Grainger, Inc.	279	75,043
Landstar System, Inc.	1,349	74,586
Colfax Corp.*	1,330	74,427
United Continental Holdings, Inc.*	2,189	74,317
Kennametal, Inc.	1,611	74,106
Robert Half International, Inc.	1,916	73,823
PACCAR, Inc.	1,324	73,614
Republic Services, Inc. — Class A	2,199	73,601
Navistar International Corp.*	2,030	73,405
CH Robinson Worldwide, Inc.	1,225	73,182
Nordson Corp.	1,014	73,099
URS Corp.	1,346	72,980
Con-way, Inc.	1,766	72,759
Oshkosh Corp.*	1,528	72,718
IHS, Inc. — Class A*	665	72,518
Waste Connections, Inc.	1,682	71,889
AGCO Corp.	1,217	71,048
Roper Industries, Inc.	560	71,014
Babcock & Wilcox Co.	2,198	70,798
Iron Mountain, Inc.	2,665	70,729
MSC Industrial Direct Company,
Inc. — Class A	926	70,719

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

HD Supply Holdings, Inc.*	3,372	$68,081
Stanley Black & Decker, Inc.	833	65,882
Nielsen Holdings N.V.	1,535	60,540
AMERCO	299	60,377
KAR Auction Services, Inc.	2,019	60,005
Covanta Holding Corp.	3,476	59,683
Fortune Brands Home & Security, Inc.	1,365	58,804
Avis Budget Group, Inc.*	1,857	58,180
WABCO Holdings, Inc.*	662	56,720
Hertz Global Holdings, Inc.*	2,168	49,777
Equifax, Inc.	720	46,562
Dun & Bradstreet Corp.	418	45,474
Total Industrials		9,306,402
ENERGY - 11.2%
Cheniere Energy, Inc.*	4,690	186,662
RPC, Inc.[1]	9,932	182,153
WPX Energy, Inc.*	8,189	181,304
QEP Resources, Inc.	5,442	179,913
PBF Energy, Inc. — Class A1	6,824	179,676
SM Energy Co.	2,027	179,612
Whiting Petroleum Corp.*	2,634	176,188
Helmerich & Payne, Inc.	2,245	174,100
Noble Energy, Inc.	2,312	173,238
Energen Corp.	2,203	172,539
Patterson-UTI Energy, Inc.	7,105	172,367
Unit Corp.*	3,347	172,069
Oasis Petroleum, Inc.*	3,221	171,518
Cimarex Energy Co.	1,628	171,510
Pioneer Natural Resources Co.	834	170,787
Peabody Energy Corp.	8,745	170,353
SandRidge Energy, Inc.*,1	26,593	168,600
CONSOL Energy, Inc.	4,619	168,594
Newfield Exploration Co.*	5,534	168,510
Laredo Petroleum Holdings, Inc.*	5,255	166,951
Tesoro Corp.	3,410	166,715
Nabors Industries Ltd.	9,478	165,675
Continental Resources, Inc.*	1,453	165,497
HollyFrontier Corp.	3,588	165,263
Oceaneering International, Inc.	1,911	164,117
Chesapeake Energy Corp.	5,850	163,566
Oil States International, Inc.*	1,496	162,510
Superior Energy Services, Inc.*	6,047	162,241
Denbury Resources, Inc.*	8,514	161,681
World Fuel Services Corp.	4,217	160,879
Frank’s International N.V.*	5,238	160,230
Concho Resources, Inc.*	1,443	159,610
Dril-Quip, Inc.*	1,351	158,634
Seadrill Ltd.	3,359	156,597
Southwestern Energy Co.*	4,189	155,915
Kosmos Energy Ltd.*	14,543	155,028
Range Resources Corp.	2,047	154,978
CVR Energy, Inc.	3,880	154,114
Cabot Oil & Gas Corp.	4,359	153,960
Dresser-Rand Group, Inc.*	2,514	152,776
Murphy Oil Corp.	2,527	152,429
Diamond Offshore Drilling, Inc.	2,445	151,419
Rowan Companies plc — Class A*	4,154	149,876
Atwood Oceanics, Inc.*	2,812	149,402
Equities Corp.	1,726	147,763
McDermott International, Inc.*	20,781	146,922
Golar LNG Ltd.	3,956	146,886
Gulfport Energy Corp.*	2,470	144,964
Cameron International Corp.*	2,614	143,404
Cobalt International Energy, Inc.*	6,170	143,206
FMC Technologies, Inc.*	2,799	141,489
Ultra Petroleum Corp.*	7,537	138,379
Tidewater, Inc.	1,281	77,142
Teekay Corp.	1,759	76,393
Total Energy		8,596,304
CONSUMER STAPLES - 11.1%
Flowers Foods, Inc.	11,310	286,593
Lorillard, Inc.	5,442	277,595
Constellation Brands, Inc. — Class A*	4,204	274,520
Clorox Co.	2,941	265,248
Safeway, Inc.	7,571	264,227
Whole Foods Market, Inc.	4,144	261,610
Mead Johnson Nutrition Co. — Class A	3,197	261,067
Hershey Co.	2,623	260,307
Fresh Market, Inc.*	5,107	259,997
Molson Coors Brewing Co. — Class B	4,793	258,822
Church & Dwight Company, Inc.	3,961	258,059
Energizer Holdings, Inc.	2,624	257,441
Hillshire Brands Co.	7,832	257,125
Bunge Ltd.	3,128	256,903
Brown-Forman Corp. — Class B	3,513	256,379
Kroger Co.	5,943	254,598
Monster Beverage Corp.*	4,448	254,559
Dr Pepper Snapple Group, Inc.	5,376	254,554
JM Smucker Co.	2,284	254,004
ConAgra Foods, Inc.	7,937	252,476
Sprouts Farmers Market, Inc.*	5,464	251,672
Coca-Cola Enterprises, Inc.	6,026	251,465
Beam, Inc.	3,728	250,894
Campbell Soup Co.	5,854	249,205
Dean Foods Co.*	12,646	246,597
Hormel Foods Corp.	5,668	246,331
Pinnacle Foods, Inc.	9,073	245,788
McCormick & Company, Inc.	3,551	245,552
WhiteWave Foods Co. — Class A*	12,024	240,600
Ingredion, Inc.	3,624	238,314
Tyson Foods, Inc. — Class A	8,431	233,286
Herbalife Ltd.[1]	3,416	221,425
Green Mountain Coffee Roasters, Inc.*	3,187	200,175
Nu Skin Enterprises, Inc. — Class A	575	67,235
Coty, Inc. — Class A	3,604	55,430
Avon Products, Inc.	2,694	47,145
Total Consumer Staples		8,517,198
HEALTH CARE - 11.0%
Actavis plc*	845	130,620
CR Bard, Inc.	957	130,363
Illumina, Inc.*	1,391	130,072
Tenet Healthcare Corp.*	2,755	130,008
Hill-Rom Holdings, Inc.	3,095	127,793

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

United Therapeutics Corp.*	1,439	$127,380
Cerner Corp.*	2,266	126,964
Teleflex, Inc.	1,363	125,641
LifePoint Hospitals, Inc.*	2,420	124,969
HCA Holdings, Inc.	2,643	124,591
Perrigo Co.	902	124,377
Cardinal Health, Inc.	2,120	124,359
Community Health Systems, Inc.	2,834	123,647
IDEXX Laboratories, Inc.*	1,136	122,529
Hologic, Inc.*	5,463	122,317
Techne Corp.	1,397	122,084
Envision Healthcare Holdings, Inc.*	4,192	121,778
MEDNAX, Inc.*	1,117	121,775
Universal Health Services, Inc. — Class B	1,508	121,484
QIAGEN N.V.*	5,245	121,474
Salix Pharmaceuticals Ltd.*	1,689	121,186
Forest Laboratories, Inc.*	2,575	121,102
Henry Schein, Inc.*	1,074	120,750
St. Jude Medical, Inc.	2,104	120,749
Alexion Pharmaceuticals, Inc.*	982	120,737
Alere, Inc.*	3,572	120,484
DENTSPLY International, Inc.	2,557	120,435
Sirona Dental Systems, Inc.*	1,660	119,935
Zimmer Holdings, Inc.	1,366	119,484
AmerisourceBergen Corp. — Class A	1,820	118,901
Incyte Corporation Ltd.*	3,037	118,443
Charles River Laboratories
International, Inc.*	2,404	118,301
Bio-Rad Laboratories, Inc. — Class A*	954	117,838
Patterson Companies, Inc.	2,767	117,625
Alkermes plc*	3,299	116,092
Covance, Inc.*	1,297	115,770
CareFusion Corp.*	2,984	115,690
Hospira, Inc.*	2,836	114,915
Medivation, Inc.*	1,918	114,811
VCA Antech, Inc.*	4,011	114,113
Jazz Pharmaceuticals plc*	1,257	114,060
Laboratory Corporation of America
Holdings*	1,124	113,412
Boston Scientific Corp.*	9,698	113,370
Bruker Corp.*	5,538	113,252
Brookdale Senior Living, Inc. — Class A*	4,181	113,221
Zoetis, Inc.	3,575	113,185
PerkinElmer, Inc.	2,955	112,408
Health Management Associates,
Inc. — Class A*	8,756	112,252
Life Technologies Corp.*	1,483	111,685
Omnicare, Inc.	2,019	111,348
Cooper Companies, Inc.	858	110,862
Pharmacyclics, Inc.*	934	110,810
Mylan, Inc.*	2,911	110,240
Cigna Corp.	1,418	109,158
ResMed, Inc.	2,106	108,964
DaVita HealthCare Partners, Inc.*	1,935	108,766
Varian Medical Systems, Inc.*	1,494	108,435
Catamaran Corp.*	2,303	108,149
Humana, Inc.	1,173	108,092
Endo Health Solutions, Inc.*	2,454	107,313
Health Net, Inc.*	3,524	107,130
Quest Diagnostics, Inc.	1,786	106,999
Vertex Pharmaceuticals, Inc.*	1,487	106,083
Edwards Lifesciences Corp.*	1,622	105,738
Cubist Pharmaceuticals, Inc.*	1,691	104,842
Myriad Genetics, Inc.*	4,294	104,688
Quintiles Transnational Holdings, Inc.*	2,486	104,387
Allscripts Healthcare Solutions, Inc.*	7,453	103,075
Theravance, Inc.*	2,703	99,038
Seattle Genetics, Inc.*	2,552	98,584
BioMarin Pharmaceutical, Inc.*	1,527	95,926
Mettler-Toledo International, Inc.*	310	76,713
Agilent Technologies, Inc.	1,442	73,196
Waters Corp.*	701	70,745
Ariad Pharmaceuticals, Inc.*	5,856	12,883
Total Health Care		8,460,595
CONSUMER DISCRETIONARY - 10.8%
GNC Holdings, Inc. — Class A	4,498	264,571
Allison Transmission Holdings, Inc.	3,016	73,440
Apollo Group, Inc. — Class A*	2,724	72,704
Chipotle Mexican Grill, Inc. — Class A*	135	71,141
Harman International Industries, Inc.	851	68,948
Liberty Ventures*	638	68,502
Advance Auto Parts, Inc.	686	68,037
DreamWorks Animation SKG,
Inc. — Class A*	1,982	67,864
DeVry, Inc.	1,844	66,200
Groupon, Inc. — Class A*	7,234	66,046
Gentex Corp.	2,192	64,532
Expedia, Inc.	1,083	63,767
Jarden Corp.*	1,149	63,609
Liberty Interactive Corp. — Class A*	2,344	63,194
Best Buy Company, Inc.	1,472	63,002
Darden Restaurants, Inc.	1,215	62,609
Starwood Hotels & Resorts
Worldwide, Inc.	842	61,988
TripAdvisor, Inc.*	747	61,784
Six Flags Entertainment Corp.	1,642	61,756
Ulta Salon Cosmetics & Fragrance, Inc.*	478	61,590
Kohl’s Corp.	1,084	61,571
Starz — Class A*	2,039	61,476
Tractor Supply Co.	859	61,290
Discovery Communications,
Inc. — Class A*	688	61,177
Choice Hotels International, Inc.	1,313	61,173
Brinker International, Inc.	1,376	61,122
Washington Post Co. — Class B	95	61,115
Dunkin’ Brands Group, Inc.	1,281	61,078
Staples, Inc.	3,787	61,046
Hasbro, Inc.	1,181	60,999
Newell Rubbermaid, Inc.	2,058	60,979
Fossil Group, Inc.*	480	60,931
Hanesbrands, Inc.	891	60,695
American Eagle Outfitters, Inc.	3,917	60,674
DISH Network Corp. — Class A	1,258	60,636
Nordstrom, Inc.	1,002	60,591

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

GameStop Corp. — Class A	1,101	$60,357
Macy’s, Inc.	1,307	60,266
Ross Stores, Inc.	779	60,256
Royal Caribbean Cruises Ltd.	1,433	60,243
VF Corp.	280	60,200
Deckers Outdoor Corp.*	874	60,157
Wyndham Worldwide Corp.	903	59,959
Lear Corp.	773	59,822
Foot Locker, Inc.	1,718	59,615
Burger King Worldwide, Inc.	2,811	59,537
Marriott International, Inc. — Class A	1,320	59,506
H&R Block, Inc.	2,090	59,440
AMC Networks, Inc. — Class A*	848	59,436
CST Brands, Inc.	1,843	59,418
Hyatt Hotels Corp. — Class A*	1,245	59,262
John Wiley & Sons, Inc. — Class A	1,178	59,242
Omnicom Group, Inc.	866	58,983
Signet Jewelers Ltd.	790	58,981
Penn National Gaming, Inc.*	1,008	58,978
Clear Channel Outdoor Holdings,
Inc. — Class A*	6,935	58,948
LKQ Corp.*	1,783	58,892
Michael Kors Holdings Ltd.*	765	58,867
L Brands, Inc.	940	58,853
Wynn Resorts Ltd.	354	58,853
Mattel, Inc.	1,326	58,835
Madison Square Garden Co. — Class A*	972	58,825
TRW Automotive Holdings Corp.*	783	58,811
Liberty Media Corp. — Class A*	384	58,717
Cinemark Holdings, Inc.	1,783	58,500
Netflix, Inc.*	181	58,369
Bed Bath & Beyond, Inc.*	754	58,299
Under Armour, Inc. — Class A*	718	58,266
Guess?, Inc.	1,863	58,219
PVH Corp.	467	58,174
Aaron’s, Inc.	2,050	58,159
DSW, Inc. — Class A	662	58,038
Polaris Industries, Inc.	443	58,011
Gannett Company, Inc.	2,096	57,996
Scripps Networks Interactive,
Inc. — Class A	720	57,960
Dillard’s, Inc. — Class A	707	57,960
Garmin Ltd.[1]	1,238	57,877
Tupperware Brands Corp.	645	57,824
Visteon Corp.*	748	57,663
Wendy’s Co.	6,608	57,424
PulteGroup, Inc.	3,253	57,415
AutoZone, Inc.*	132	57,379
Urban Outfitters, Inc.*	1,514	57,350
Mohawk Industries, Inc.*	433	57,338
Thor Industries, Inc.	985	57,140
Dick’s Sporting Goods, Inc.	1,072	57,041
Tiffany & Co.	720	57,002
Dollar Tree, Inc.*	973	56,823
Ralph Lauren Corp. — Class A	343	56,815
Chico’s FAS, Inc.	3,310	56,767
Dollar General Corp.*	981	56,682
Abercrombie & Fitch Co. — Class A	1,509	56,557
Norwegian Cruise Line Holdings Ltd.*	1,766	56,547
BorgWarner, Inc.	547	56,412
Regal Entertainment Group — Class A	2,967	56,403
Domino’s Pizza, Inc.	836	56,062
Murphy USA, Inc.*	1,381	56,041
Harley-Davidson, Inc.	874	55,971
Charter Communications, Inc. — Class A*	416	55,844
Sally Beauty Holdings, Inc.*	2,120	55,798
Delphi Automotive plc	970	55,484
Toll Brothers, Inc.*	1,687	55,469
O’Reilly Automotive, Inc.*	447	55,343
Ascena Retail Group, Inc.*	2,786	55,135
NVR, Inc.*	60	55,039
Lions Gate Entertainment Corp.*	1,591	55,017
PetSmart, Inc.	755	54,934
Bally Technologies, Inc.*	751	54,928
Interpublic Group of Companies, Inc.	3,269	54,919
Whirlpool Corp.	376	54,900
Lamar Advertising Co. — Class A*	1,201	54,898
Big Lots, Inc.*	1,502	54,613
Lennar Corp. — Class A	1,535	54,569
SeaWorld Entertainment, Inc.	1,817	54,565
Genuine Parts Co.	690	54,393
Sears Holdings Corp.*,1	936	54,363
Leggett & Platt, Inc.	1,826	54,305
HomeAway, Inc.*	1,820	53,963
Service Corporation International	2,995	53,940
Taylor Morrison Home Corp. — Class A*	2,414	53,687
Panera Bread Co. — Class A*	338	53,377
Family Dollar Stores, Inc.	771	53,106
Williams-Sonoma, Inc.	1,011	53,017
CarMax, Inc.*	1,122	52,723
MGM Resorts International*	2,767	52,684
Cabela’s, Inc.*	887	52,617
DR Horton, Inc.	2,773	52,548
Coach, Inc.	1,032	52,302
Cablevision Systems Corp. — Class A	3,300	51,315
AutoNation, Inc.*	1,060	51,124
The Gap, Inc.	1,381	51,083
Carter’s, Inc.	738	51,033
Goodyear Tire & Rubber Co.	2,432	51,023
International Game Technology	2,673	50,252
Tempur Sealy International, Inc.*	1,269	48,666
Tesla Motors, Inc.*	302	48,302
Weight Watchers International, Inc.	1,501	48,197
Morningstar, Inc.	545	43,758
JC Penney Company, Inc.*	5,522	41,415
Total Consumer Discretionary		8,270,228
FINANCIALS - 10.2%
McGraw Hill Financial, Inc.	853	59,437
Waddell & Reed Financial, Inc. — Class A	834	51,500
Artisan Partners Asset Management,
Inc. — Class A	829	49,632
Genworth Financial, Inc. — Class A*	3,379	49,097
Signature Bank*	482	49,077

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

SVB Financial Group*	509	$48,752
Legg Mason, Inc.	1,262	48,549
Omega Healthcare Investors, Inc.	1,445	48,032
Washington Federal, Inc.	2,106	47,975
Spirit Realty Capital, Inc.	4,581	47,917
NASDAQ OMX Group, Inc.	1,343	47,582
Old Republic International Corp.	2,829	47,499
Ameriprise Financial, Inc.	472	47,455
Interactive Brokers Group,
Inc. — Class A	2,295	47,346
SEI Investments Co.	1,426	47,329
Allied World Assurance Company
Holdings AG	436	47,214
General Growth Properties, Inc.	2,222	47,173
Principal Financial Group, Inc.	993	47,128
KeyCorp	3,757	47,075
Jones Lang LaSalle, Inc.	494	47,029
Comerica, Inc.	1,086	47,024
First Republic Bank	920	46,984
CapitalSource, Inc.	3,588	46,931
Equity Lifestyle Properties, Inc.	1,235	46,918
Axis Capital Holdings Ltd.	989	46,898
National Retail Properties, Inc.	1,362	46,853
PartnerRe Ltd.	467	46,798
Kemper Corp.	1,260	46,645
CommonWealth REIT	1,914	46,644
Assurant, Inc.	797	46,609
TFS Financial Corp.*	3,839	46,605
City National Corp.	646	46,583
Bank of Hawaii Corp.	802	46,500
Mid-America Apartment
Communities, Inc.	700	46,480
BRE Properties, Inc.	850	46,419
Healthcare Trust of America,
Inc. — Class A	3,994	46,410
Affiliated Managers Group, Inc.*	235	46,398
CBOE Holdings, Inc.	955	46,318
Raymond James Financial, Inc.	1,014	46,289
IntercontinentalExchange, Inc.*	240	46,255
Forest City Enterprises, Inc. — Class A*	2,282	46,233
Weingarten Realty Investors	1,457	46,231
Tanger Factory Outlet Centers	1,325	46,176
First Niagara Financial Group, Inc.	4,185	46,161
Validus Holdings Ltd.	1,169	46,152
Arthur J Gallagher & Co.	972	46,121
Lincoln National Corp.	1,015	46,091
Arch Capital Group Ltd.*	795	46,078
Aspen Insurance Holdings Ltd.	1,181	46,071
East West Bancorp, Inc.	1,367	46,054
StanCorp Financial Group, Inc.	780	45,942
Hartford Financial Services Group, Inc.	1,363	45,933
New York Community Bancorp, Inc.	2,831	45,891
Essex Property Trust, Inc.	285	45,885
Regency Centers Corp.	888	45,874
Weyerhaeuser Co.	1,509	45,874
T. Rowe Price Group, Inc.	592	45,827
Kimco Realty Corp.	2,131	45,774
SL Green Realty Corp.	484	45,772
Protective Life Corp.	992	45,711
CNA Financial Corp.	1,126	45,704
Brandywine Realty Trust	3,210	45,678
LPL Financial Holdings, Inc.	1,121	45,670
Everest Re Group Ltd.	297	45,661
Cincinnati Financial Corp.	913	45,650
Fidelity National Financial, Inc. — Class A	1,621	45,631
NYSE Euronext	1,036	45,605
Hanover Insurance Group, Inc.	778	45,544
DDR Corp.	2,684	45,494
Eaton Vance Corp.	1,088	45,489
TCF Financial Corp.	2,995	45,464
Starwood Property Trust, Inc.	1,769	45,446
Vornado Realty Trust	510	45,421
Reinsurance Group of America,
Inc. — Class A	638	45,413
Commerce Bancshares, Inc.	987	45,412
Duke Realty Corp.	2,740	45,402
Huntington Bancshares, Inc.	5,153	45,346
Piedmont Office Realty Trust,
Inc. — Class A	2,451	45,294
Invesco Ltd.	1,342	45,293
Senior Housing Properties Trust	1,838	45,288
Prologis, Inc.	1,133	45,263
Lazard Ltd. — Class A	1,171	45,259
BioMed Realty Trust, Inc.	2,272	45,258
Kilroy Realty Corp.	851	45,239
Leucadia National Corp.	1,592	45,117
Aon plc	570	45,081
Associated Banc-Corp.	2,772	45,073
ING US, Inc.	1,452	45,041
Hospitality Properties Trust	1,533	45,040
Corrections Corporation of America	1,216	44,992
American Capital Ltd.*	3,208	44,944
UDR, Inc.	1,811	44,931
Douglas Emmett, Inc.	1,801	44,899
CBL & Associates Properties, Inc.	2,264	44,850
American Financial Group, Inc.	797	44,839
Regions Financial Corp.	4,652	44,799
Fulton Financial Corp.	3,668	44,786
Fifth Third Bancorp	2,353	44,778
Endurance Specialty Holdings Ltd.	809	44,730
Host Hotels & Resorts, Inc.	2,411	44,724
RenaissanceRe Holdings Ltd.	476	44,606
HCC Insurance Holdings, Inc.	977	44,600
Assured Guaranty Ltd.	2,175	44,588
Macerich Co.	753	44,585
Ventas, Inc.	683	44,559
TD Ameritrade Holding Corp.	1,631	44,461
American National Insurance Co.	439	44,370
SunTrust Banks, Inc.	1,318	44,338
Unum Group	1,396	44,309
First Citizens BancShares, Inc. — Class A	209	44,252
Zions Bancorporation	1,558	44,200
Realty Income Corp.	1,061	44,191
Corporate Office Properties Trust	1,796	44,182

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Home Properties, Inc.	732	$44,147
Howard Hughes Corp.*	377	44,128
Post Properties, Inc.	964	44,093
Liberty Property Trust	1,184	44,033
SLM Corp.	1,735	44,017
Health Care REIT, Inc.	678	43,968
Federal Realty Investment Trust	424	43,926
MBIA, Inc.*	3,861	43,900
White Mountains Insurance Group Ltd.	75	43,805
Northern Trust Corp.	775	43,726
Camden Property Trust	681	43,720
Cullen/Frost Bankers, Inc.	617	43,677
Retail Properties of America,
Inc. — Class A	3,051	43,660
WR Berkley Corp.	994	43,647
MSCI, Inc. — Class A*	1,068	43,542
M&T Bank Corp.	386	43,437
Markel Corp.*	82	43,433
E*TRADE Financial Corp.*	2,563	43,340
Moody’s Corp.	612	43,244
WP Carey, Inc.	649	43,230
Alexandria Real Estate Equities, Inc.	657	43,217
Torchmark Corp.	593	43,206
CIT Group, Inc.*	897	43,200
People’s United Financial, Inc.	2,989	43,131
Alleghany Corp.*	106	42,975
BankUnited, Inc.	1,396	42,955
Ocwen Financial Corp.*	763	42,903
Valley National Bancorp[1]	4,398	42,881
HCP, Inc.	1,033	42,870
American Campus Communities, Inc.	1,240	42,854
Hudson City Bancorp, Inc.	4,769	42,826
Extra Space Storage, Inc.	931	42,817
Synovus Financial Corp.	13,157	42,760
Chimera Investment Corp.	14,108	42,747
CBRE Group, Inc. — Class A*	1,838	42,697
Brown & Brown, Inc.	1,337	42,690
Apartment Investment &
Management Co. — Class A	1,525	42,670
MFA Financial, Inc.	5,751	42,615
Ares Capital Corp.	2,452	42,591
XL Group plc — Class A	1,391	42,523
ProAssurance Corp.	938	42,510
Federated Investors, Inc. — Class B1	1,566	42,470
Boston Properties, Inc.	405	41,918
Annaly Capital Management, Inc.	3,555	41,913
Mercury General Corp.	899	41,857
Taubman Centers, Inc.	636	41,842
Plum Creek Timber Company, Inc.	921	41,813
Two Harbors Investment Corp.	4,458	41,593
AvalonBay Communities, Inc.	329	41,141
BOK Financial Corp.	671	41,085
Progressive Corp.	1,578	40,981
Erie Indemnity Co. — Class A	567	40,722
First Horizon National Corp.	3,811	40,587
Mack-Cali Realty Corp.	1,968	40,462
Popular, Inc.*	1,602	40,451
American Homes 4 Rent — Class A*	2,590	40,093
St. Joe Co.*	2,139	39,935
Hatteras Financial Corp.	2,190	39,858
Realogy Holdings Corp.*	961	39,536
American Capital Agency Corp.	1,790	38,879
Nationstar Mortgage Holdings, Inc.*	751	38,541
Digital Realty Trust, Inc.	775	36,937
Rayonier, Inc.	774	36,393
Total Financials		7,875,317
MATERIALS - 9.6%
United States Steel Corp.[1]	6,614	164,622
Cliffs Natural Resources, Inc.[1]	6,388	164,044
Huntsman Corp.	6,725	156,155
NewMarket Corp.	499	155,369
Tahoe Resources, Inc.*	8,102	155,153
Alcoa, Inc.	16,720	154,994
Sealed Air Corp.	5,130	154,823
Cabot Corp.	3,292	153,440
Valspar Corp.	2,184	152,814
Greif, Inc. — Class A	2,831	151,430
Domtar Corp.	1,785	151,207
Celanese Corp. — Class A	2,679	150,051
Ball Corp.	3,068	149,995
Steel Dynamics, Inc.	8,324	149,582
Allegheny Technologies, Inc.	4,519	149,579
RPM International, Inc.	3,847	148,956
Packaging Corporation of America	2,390	148,849
Scotts Miracle-Gro Co. — Class A	2,528	148,444
Aptargroup, Inc.	2,310	148,210
Albemarle Corp.	2,236	148,001
Cytec Industries, Inc.	1,779	147,817
Eagle Materials, Inc.	1,951	146,345
WR Grace & Co.*	1,596	146,289
Sonoco Products Co.	3,589	145,857
Nucor Corp.	2,814	145,681
Sherwin-Williams Co.	774	145,512
Airgas, Inc.	1,327	144,736
Westlake Chemical Corp.	1,344	144,372
Owens-Illinois, Inc.*	4,530	144,009
Eastman Chemical Co.	1,815	143,004
Vulcan Materials Co.	2,669	142,925
Carpenter Technology Corp.	2,399	142,333
FMC Corp.	1,949	141,809
Bemis Company, Inc.	3,548	141,565
Sigma-Aldrich Corp.	1,628	140,708
Crown Holdings, Inc.*	3,225	140,610
Martin Marietta Materials, Inc.	1,433	140,563
Reliance Steel & Aluminum Co.	1,916	140,424
Ashland, Inc.	1,515	140,213
International Flavors & Fragrances, Inc.	1,696	140,174
CF Industries Holdings, Inc.	650	140,140
Kronos Worldwide, Inc.	8,980	139,280
Rock Tenn Co. — Class A	1,295	138,578
Compass Minerals International, Inc.	1,845	137,397
Royal Gold, Inc.	2,793	134,176
Newmont Mining Corp.	4,919	134,092
International Paper Co.	2,982	133,027

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Silgan Holdings, Inc.	2,940	$132,506
Rockwood Holdings, Inc.	2,083	131,750
MeadWestvaco Corp.	3,630	126,506
Avery Dennison Corp.	1,719	80,999
Total Materials		7,349,115
UTILITIES - 9.0%
ITC Holdings Corp.	1,801	181,163
MDU Resources Group, Inc.	6,049	180,139
Questar Corp.	7,571	179,130
ONEOK, Inc.	3,145	177,693
Hawaiian Electric Industries, Inc.	6,677	177,408
Integrys Energy Group, Inc.	3,011	176,685
American Water Works Company, Inc.	4,117	176,496
Edison International	3,597	176,361
Sempra Energy	1,933	176,174
UGI Corp.	4,253	175,947
Atmos Energy Corp.	3,962	175,398
National Fuel Gas Co.	2,446	175,011
Consolidated Edison, Inc.	3,006	175,009
Great Plains Energy, Inc.	7,466	175,003
Vectren Corp.	5,010	174,949
Alliant Energy Corp.	3,350	174,937
AES Corp.	12,412	174,885
CMS Energy Corp.	6,359	174,618
Pepco Holdings, Inc.	9,046	174,407
DTE Energy Co.	2,521	174,302
Northeast Utilities	4,056	173,962
AGL Resources, Inc.	3,630	173,732
Xcel Energy, Inc.	6,019	173,708
Wisconsin Energy Corp.	4,107	172,946
Westar Energy, Inc.	5,460	172,591
NiSource, Inc.	5,470	172,414
OGE Energy Corp.	4,668	172,249
Aqua America, Inc.	6,838	172,181
CenterPoint Energy, Inc.	6,988	171,905
FirstEnergy Corp.	4,522	171,248
Ameren Corp.	4,732	171,204
Calpine Corp.*	8,466	170,759
TECO Energy, Inc.	9,940	170,670
NRG Energy, Inc.	5,981	170,638
Entergy Corp.	2,635	170,537
Pinnacle West Capital Corp.	3,040	170,331
N.V. Energy, Inc.	7,116	168,934
PPL Corp.	5,500	168,465
SCANA Corp.	3,606	168,148
Public Service Enterprise Group, Inc.	4,998	167,433
Total Utilities		6,949,770
TELECOMMUNICATION SERVICES - 2.0%
Level 3 Communications, Inc.*	6,296	192,343
T-Mobile US, Inc.	6,429	178,276
United States Cellular Corp.	3,673	177,773
Telephone & Data Systems, Inc.	5,686	177,289
tw telecom, Inc. — Class A*	5,571	175,598
Frontier Communications Corp.[1]	39,182	172,793
Windstream Holdings, Inc.[1]	19,591	167,503
Intelsat S.A.*	6,916	141,017
SBA Communications Corp. — Class A*	1,086	94,992
Crown Castle International Corp.*	1,186	90,160
Total Telecommunication Services		1,567,744
Total Common Stocks
(Cost $58,821,751)		76,272,564
EXCHANGE TRADED FUNDS† - 0.5%
iShares Russell Mid-Capital ETF	2,700	388,719
Total Exchange Traded Funds
(Cost $369,128)		388,719
SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash
Reserve Fund	233,254	233,254
Total Short Term Investments
(Cost $233,254)		233,254

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 1.7%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$847,303	847,303
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	451,651	451,651
Total Securities Lending Collateral
(Cost $1,298,954)		1,298,954
Total Investments - 101.7%
(Cost $60,723,087)		$78,193,491
Other Assets & Liabilities, net - (1.7)%		(1,289,114)
Total Net Assets - 100.0%		$76,904,377

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.3%

INFORMATION TECHNOLOGY - 12.2%
First Solar, Inc.*	2,344	$117,833
Google, Inc. — Class A*	67	69,049
IPG Photonics Corp.	1,031	68,324
SanDisk Corp.	980	68,110
Corning, Inc.	3,960	67,676
Hewlett-Packard Co.	2,761	67,286
3D Systems Corp.*,1	1,075	66,908
Stratasys Ltd.*	582	65,900
DST Systems, Inc.	772	65,442
Microsoft Corp.	1,818	64,266
Apple, Inc.	123	64,249
EchoStar Corp. — Class A*	1,339	64,218
MICROS Systems, Inc.*	1,177	63,852
KLA-Tencor Corp.	972	63,763
Intuit, Inc.	892	63,698
Avago Technologies Ltd.	1,400	63,602
LSI Corp.	7,488	63,498
Microchip Technology, Inc.	1,465	62,936
Western Digital Corp.	899	62,597
VeriSign, Inc.*	1,153	62,585
Teradyne, Inc.*	3,576	62,544
Solera Holdings, Inc.	1,111	62,460
Yahoo!, Inc.*	1,885	62,073
CA, Inc.	1,948	61,868
Cognizant Technology Solutions
Corp. — Class A*	711	61,807
Adobe Systems, Inc.*	1,139	61,734
Motorola Solutions, Inc.	987	61,707
Texas Instruments, Inc.	1,466	61,689
ServiceNow, Inc.*	1,129	61,655
Lam Research Corp.*	1,136	61,605
Harris Corp.	994	61,588
Micron Technology, Inc.*	3,482	61,562
AOL, Inc.	1,695	61,427
Splunk, Inc.*	977	61,268
Analog Devices, Inc.	1,242	61,231
Amdocs Ltd.	1,592	61,212
Tech Data Corp.*	1,175	61,171
Linear Technology Corp.	1,482	60,969
Amphenol Corp. — Class A	759	60,940
Intel Corp.	2,493	60,904
Cree, Inc.*	999	60,689
Skyworks Solutions, Inc.*	2,351	60,609
Dolby Laboratories, Inc. — Class A	1,687	60,293
Diebold, Inc.	2,008	60,160
Salesforce.com, Inc.*	1,126	60,083
Ingram Micro, Inc. — Class A*	2,593	60,080
Facebook, Inc. — Class A*	1,194	60,010
SolarWinds, Inc.*	1,650	59,714
QUALCOMM, Inc.	859	59,675
ANSYS, Inc.*	681	59,553
Maxim Integrated Products, Inc.	2,005	59,549
AVX Corp.	4,493	59,532
Marvell Technology Group Ltd.	4,936	59,232
Applied Materials, Inc.	3,313	59,137
Broadcom Corp. — Class A	2,205	58,918
Molex, Inc.	1,525	58,865
Gartner, Inc.*	997	58,773
Oracle Corp.	1,744	58,424
Arrow Electronics, Inc.*	1,215	58,344
Electronic Arts, Inc.*	2,221	58,301
Fortinet, Inc.*	2,899	58,299
Informatica Corp.*	1,510	58,286
IAC/InterActiveCorp	1,091	58,248
Rackspace Hosting, Inc.*	1,136	58,197
Autodesk, Inc.*	1,453	57,989
VeriFone Systems, Inc.*	2,559	57,987
Activision Blizzard, Inc.	3,481	57,924
Riverbed Technology, Inc.*	3,905	57,872
Brocade Communications
Systems, Inc.*	7,213	57,848
VMware, Inc. — Class A*	710	57,709
NVIDIA Corp.	3,793	57,578
Xilinx, Inc.	1,265	57,456
TIBCO Software, Inc.*	2,338	57,421
Synopsys, Inc.*	1,575	57,409
Silicon Laboratories, Inc.*	1,418	57,032
Polycom, Inc.*	5,475	56,940
ON Semiconductor Corp.*	8,016	56,593
Atmel Corp.*	7,773	56,587
Cadence Design Systems, Inc.*	4,354	56,471
Avnet, Inc.	1,418	56,295
Computer Sciences Corp.	1,142	56,255
Zynga, Inc. — Class A*	15,629	56,108
Compuware Corp.	5,237	55,931
International Business Machines Corp.	312	55,914
Vishay Intertechnology, Inc.*	4,513	55,375
Freescale Semiconductor Ltd.*	3,570	55,121
Workday, Inc. — Class A*	736	55,104
NetSuite, Inc.*	545	54,980
Concur Technologies, Inc.*	523	54,706
F5 Networks, Inc.*	671	54,693
Zebra Technologies Corp. — Class A*	1,131	54,639
Juniper Networks, Inc.*	2,929	54,597
Fairchild Semiconductor International,
Inc. — Class A*	4,306	54,557
Lexmark International, Inc. — Class A	1,534	54,534
Red Hat, Inc.*	1,260	54,520
NCR Corp.*	1,491	54,496
Cisco Systems, Inc.	2,418	54,405
EMC Corp.	2,255	54,278
Symantec Corp.	2,379	54,098
NeuStar, Inc. — Class A*	1,176	54,002
CDW Corp.*	2,447	53,810
Palo Alto Networks, Inc.*	1,276	53,796
Paychex, Inc.	1,271	53,712
NetApp, Inc.	1,383	53,674
LinkedIn Corp. — Class A*	239	53,457
Automatic Data Processing, Inc.	711	53,304
Genpact Ltd.*	2,688	53,303
Altera Corp.	1,581	53,122
Leidos Holdings, Inc.	1,127	53,070
JDS Uniphase Corp.*	4,046	52,962

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Equinix, Inc.*	325	$52,481
Booz Allen Hamilton Holding Corp.	2,649	52,450
Rovi Corp.*	3,126	52,392
Jabil Circuit, Inc.	2,462	51,357
Akamai Technologies, Inc.*	1,134	50,735
Tableau Software, Inc. — Class A*	822	50,520
Advanced Micro Devices, Inc.*	15,109	50,464
Accenture plc — Class A	678	49,833
Trimble Navigation Ltd.*	1,733	49,512
Xerox Corp.	4,950	49,203
Nuance Communications, Inc.*	3,127	48,656
National Instruments Corp.	1,668	48,455
FLIR Systems, Inc.	1,654	47,106
Citrix Systems, Inc.*	824	46,787
Teradata Corp.*	1,018	44,863
Pandora Media, Inc.*	1,534	38,549
CoreLogic, Inc.*	1,147	38,161
eBay, Inc.*	720	37,951
Global Payments, Inc.	613	36,461
Alliance Data Systems Corp.*	145	34,374
Broadridge Financial Solutions, Inc.	970	34,105
Jack Henry & Associates, Inc.	602	32,875
MasterCard, Inc. — Class A	45	32,270
Fidelity National Information
Services, Inc.	654	31,883
Lender Processing Services, Inc.	918	31,689
FleetCor Technologies, Inc.*	274	31,606
Fiserv, Inc.*	300	31,419
Total System Services, Inc.	1,045	31,172
Vantiv, Inc. — Class A*	1,127	30,993
FactSet Research Systems, Inc.	284	30,939
Visa, Inc. — Class A	157	30,877
Western Union Co.	1,645	27,998
Science Applications International Corp.	644	22,701
Total Information Technology		7,890,648
INDUSTRIALS - 11.9%
SolarCity Corp.*	2,745	146,254
Precision Castparts Corp.	427	108,223
Hexcel Corp.*	2,549	107,848
MRC Global, Inc.*	3,671	102,604
Lennox International, Inc.	1,302	101,634
Fastenal Co.	1,963	97,757
Masco Corp.	4,532	95,761
Armstrong World Industries, Inc.*	1,778	94,999
Valmont Industries, Inc.	664	93,292
Owens Corning*	2,529	90,867
Timken Co.	1,581	83,493
Xylem, Inc.	1,874	64,653
RR Donnelley & Sons Co.	3,305	61,374
Pitney Bowes, Inc.	2,866	61,160
Southwest Airlines Co.	3,536	60,890
FedEx Corp.	454	59,474
AO Smith Corp.	1,151	59,449
United Rentals, Inc.*	908	58,648
Chicago Bridge & Iron Company N.V.	787	58,309
Northrop Grumman Corp.	539	57,948
Trinity Industries, Inc.	1,144	57,921
Alliant Techsystems, Inc.	531	57,810
B/E Aerospace, Inc.*	712	57,786
Flowserve Corp.	831	57,730
Alaska Air Group, Inc.	813	57,447
Delta Air Lines, Inc.	2,166	57,139
Kansas City Southern	470	57,114
Spirit Aerosystems Holdings,
Inc. — Class A*	2,137	57,037
Norfolk Southern Corp.	663	57,031
Ryder System, Inc.	866	57,009
Copa Holdings S.A. — Class A	381	56,975
Harsco Corp.	2,043	56,959
ITT Corp.	1,431	56,854
Boeing Co.	435	56,768
WESCO International, Inc.*	662	56,575
Joy Global, Inc.	987	56,012
Towers Watson & Co. — Class A	487	55,912
Regal-Beloit Corp.	761	55,804
Toro Co.	946	55,757
United Parcel Service, Inc. — Class B	567	55,702
General Electric Co.	2,130	55,678
Quanta Services, Inc.*	1,843	55,677
GATX Corp.	1,076	55,468
IDEX Corp.	801	55,389
Manpowergroup, Inc.	709	55,373
TransDigm Group, Inc.	380	55,256
SPX Corp.	609	55,242
Parker Hannifin Corp.	473	55,209
Clean Harbors, Inc.*	893	55,143
Cintas Corp.	1,023	55,007
Genesee & Wyoming, Inc. — Class A*	550	54,912
Rollins, Inc.	1,984	54,838
Huntington Ingalls Industries, Inc.	766	54,807
Graco, Inc.	708	54,700
Verisk Analytics, Inc. — Class A*	798	54,679
KBR, Inc.	1,583	54,677
Air Lease Corp. — Class A	1,858	54,625
Waste Management, Inc.	1,247	54,294
Donaldson Company, Inc.	1,369	54,226
Carlisle Companies, Inc.	745	54,147
L-3 Communications Holdings, Inc.	538	54,042
Raytheon Co.	655	53,952
Wabtec Corp.	827	53,912
Snap-on, Inc.	518	53,908
J.B. Hunt Transport Services, Inc.	718	53,872
3M Co.	428	53,864
Jacobs Engineering Group, Inc.*	885	53,826
Lockheed Martin Corp.	403	53,736
Exelis, Inc.	3,254	53,658
Danaher Corp.	744	53,635
Pall Corp.	666	53,626
Old Dominion Freight Line, Inc.*	1,142	53,560
Lincoln Electric Holdings, Inc.	773	53,523
Kirby Corp.*	604	53,448
Copart, Inc.*	1,658	53,437
AMETEK, Inc.	1,117	53,426
ADT Corp.	1,230	53,345

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Honeywell International, Inc.	615	$53,339
Textron, Inc.	1,850	53,262
Emerson Electric Co.	795	53,241
Fluor Corp.	717	53,216
Rockwell Automation, Inc.	481	53,107
Terex Corp.*	1,515	52,949
Expeditors International of
Washington, Inc.	1,168	52,899
Ingersoll-Rand plc	783	52,876
Pentair Ltd.	788	52,867
Crane Co.	831	52,769
Triumph Group, Inc.	735	52,663
Illinois Tool Works, Inc.	668	52,632
Rockwell Collins, Inc.	752	52,512
Dover Corp.	572	52,504
Stericycle, Inc.*	450	52,290
AECOM Technology Corp.*	1,645	52,278
CSX Corp.	2,004	52,224
Manitowoc Company, Inc.	2,677	52,094
Hubbell, Inc. — Class B	484	52,049
Eaton Corporation plc	736	51,932
WW Grainger, Inc.	193	51,911
Landstar System, Inc.	932	51,530
United Continental Holdings, Inc.*	1,510	51,265
Kennametal, Inc.	1,112	51,152
Colfax Corp.*	912	51,036
General Dynamics Corp.	588	50,938
Robert Half International, Inc.	1,322	50,937
Caterpillar, Inc.	610	50,850
Republic Services, Inc. — Class A	1,519	50,841
PACCAR, Inc.	914	50,818
CH Robinson Worldwide, Inc.	850	50,779
Navistar International Corp.*	1,402	50,696
Nordson Corp.	701	50,535
URS Corp.	930	50,425
IHS, Inc. — Class A*	461	50,272
Con-way, Inc.	1,220	50,264
Oshkosh Corp.*	1,056	50,255
United Technologies Corp.	472	50,150
Deere & Co.	609	49,841
Union Pacific Corp.	328	49,659
Waste Connections, Inc.	1,156	49,407
Roper Industries, Inc.	387	49,075
AGCO Corp.	840	49,039
Cummins, Inc.	386	49,030
Babcock & Wilcox Co.	1,518	48,895
MSC Industrial Direct Company,
Inc. — Class A	640	48,877
Iron Mountain, Inc.	1,840	48,834
HD Supply Holdings, Inc.*	2,328	47,002
Stanley Black & Decker, Inc.	575	45,477
Nielsen Holdings N.V.	1,080	42,595
AMERCO	209	42,203
KAR Auction Services, Inc.	1,410	41,905
Fortune Brands Home & Security, Inc.	961	41,400
Covanta Holding Corp.	2,400	41,208
Avis Budget Group, Inc.*	1,297	40,635
WABCO Holdings, Inc.*	462	39,584
Hertz Global Holdings, Inc.*	1,515	34,784
Equifax, Inc.	510	32,982
Dun & Bradstreet Corp.	297	32,311
Total Industrials		7,707,196
CONSUMER STAPLES - 11.4%
Flowers Foods, Inc.	6,469	163,925
Lorillard, Inc.	3,113	158,795
Kimberly-Clark Corp.	1,460	157,681
Constellation Brands, Inc. — Class A*	2,405	157,048
Archer-Daniels-Midland Co.	3,770	154,193
Clorox Co.	1,682	151,700
Safeway, Inc.	4,331	151,152
Colgate-Palmolive Co.	2,330	150,821
Whole Foods Market, Inc.	2,370	149,618
Walgreen Co.	2,520	149,285
Mead Johnson Nutrition Co. — Class A	1,828	149,274
CVS Caremark Corp.	2,393	148,988
Hershey Co.	1,500	148,860
Fresh Market, Inc.*	2,921	148,708
Molson Coors Brewing Co. — Class B	2,741	148,014
Altria Group, Inc.	3,974	147,952
Church & Dwight Company, Inc.	2,266	147,630
Energizer Holdings, Inc.	1,501	147,263
Hillshire Brands Co.	4,480	147,078
Bunge Ltd.	1,789	146,931
Brown-Forman Corp. — Class B	2,010	146,690
Kellogg Co.	2,309	146,044
Dr Pepper Snapple Group, Inc.	3,076	145,649
Kroger Co.	3,399	145,613
Monster Beverage Corp.*	2,544	145,593
JM Smucker Co.	1,306	145,240
PepsiCo, Inc.	1,724	144,971
Mondelez International, Inc. — Class A	4,308	144,921
Reynolds American, Inc.	2,816	144,658
ConAgra Foods, Inc.	4,540	144,417
General Mills, Inc.	2,857	144,050
Sprouts Farmers Market, Inc.*	3,125	143,938
Coca-Cola Enterprises, Inc.	3,447	143,843
Procter & Gamble Co.	1,779	143,654
Beam, Inc.	2,133	143,551
Kraft Foods Group, Inc.	2,626	142,802
Coca-Cola Co.	3,607	142,729
Campbell Soup Co.	3,349	142,567
Philip Morris International, Inc.	1,591	141,790
Dean Foods Co.*	7,234	141,063
Hormel Foods Corp.	3,242	140,897
McCormick & Company, Inc.	2,031	140,444
Pinnacle Foods, Inc.	5,184	140,435
Sysco Corp.	4,319	139,676
WhiteWave Foods Co. — Class A*	6,878	137,629
Ingredion, Inc.	2,074	136,386
Tyson Foods, Inc. — Class A	4,822	133,425
Herbalife Ltd.[1]	1,954	126,658
Green Mountain Coffee Roasters, Inc.*	1,823	114,503
Nu Skin Enterprises, Inc. — Class A	402	47,006
Wal-Mart Stores, Inc.	523	40,140

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Costco Wholesale Corp.	338	$39,884
Estee Lauder Companies, Inc. — Class A	549	38,957
Coty, Inc. — Class A	2,517	38,711
Avon Products, Inc.	1,882	32,935
Total Consumer Staples		7,356,385
ENERGY - 11.2%
Energen Corp.	1,513	118,498
Cheniere Energy, Inc.*	2,864	113,987
Valero Energy Corp.	2,715	111,777
Baker Hughes, Inc.	1,917	111,359
RPC, Inc.	6,066	111,250
WPX Energy, Inc.*	5,002	110,744
QEP Resources, Inc.	3,324	109,891
PBF Energy, Inc. — Class A	4,168	109,743
SM Energy Co.	1,238	109,699
Whiting Petroleum Corp.*	1,609	107,626
Helmerich & Payne, Inc.	1,371	106,321
Noble Energy, Inc.	1,413	105,876
Marathon Petroleum Corp.	1,469	105,269
Phillips 66	1,631	105,085
Unit Corp.*	2,044	105,082
Patterson-UTI Energy, Inc.	4,326	104,949
Oasis Petroleum, Inc.*	1,967	104,743
Cimarex Energy Co.	994	104,718
Pioneer Natural Resources Co.	509	104,233
Peabody Energy Corp.	5,341	104,043
SandRidge Energy, Inc.*,1	16,241	102,968
CONSOL Energy, Inc.	2,821	102,967
Newfield Exploration Co.*	3,379	102,891
Halliburton Co.	1,937	102,719
Laredo Petroleum Holdings, Inc.*	3,209	101,950
Tesoro Corp.	2,082	101,789
Nabors Industries Ltd.	5,788	101,174
Continental Resources, Inc.*	887	101,029
HollyFrontier Corp.	2,191	100,917
Devon Energy Corp.	1,591	100,583
Schlumberger Ltd.	1,069	100,187
Oceaneering International, Inc.	1,166	100,136
Chesapeake Energy Corp.	3,573	99,901
Oil States International, Inc.*	914	99,288
Superior Energy Services, Inc.*	3,693	99,083
Spectra Energy Corp.	2,784	99,027
Denbury Resources, Inc.*	5,200	98,748
ConocoPhillips	1,347	98,735
EOG Resources, Inc.	552	98,477
World Fuel Services Corp.	2,575	98,236
Occidental Petroleum Corp.	1,019	97,906
Frank’s International N.V.*	3,199	97,857
Hess Corp.	1,203	97,684
Concho Resources, Inc.*	881	97,447
Exxon Mobil Corp.	1,087	97,417
National Oilwell Varco, Inc.	1,197	97,172
Apache Corp.	1,093	97,058
Dril-Quip, Inc.*	825	96,872
Seadrill Ltd.	2,052	95,664
Southwestern Energy Co.*	2,558	95,209
Anadarko Petroleum Corp.	999	95,195
Kosmos Energy Ltd.*	8,882	94,682
Range Resources Corp.	1,250	94,638
Marathon Oil Corp.	2,670	94,144
CVR Energy, Inc.	2,370	94,136
Cabot Oil & Gas Corp.	2,662	94,022
Dresser-Rand Group, Inc.*	1,536	93,343
Williams Companies, Inc.	2,613	93,310
Murphy Oil Corp.	1,543	93,074
Kinder Morgan, Inc.	2,632	92,936
Diamond Offshore Drilling, Inc.	1,494	92,523
Rowan Companies plc — Class A*	2,537	91,535
Chevron Corp.	763	91,529
Atwood Oceanics, Inc.*	1,718	91,277
Equities Corp.	1,054	90,233
McDermott International, Inc.*	12,692	89,732
Golar LNG Ltd.	2,416	89,706
Gulfport Energy Corp.*	1,508	88,505
Cameron International Corp.*	1,597	87,611
Cobalt International Energy, Inc.*	3,768	87,455
FMC Technologies, Inc.*	1,709	86,390
Ultra Petroleum Corp.*	4,603	84,511
Tidewater, Inc.	884	53,234
Teekay Corp.	1,215	52,767
Total Energy		7,262,472
HEALTH CARE - 11.0%
McKesson Corp.	538	84,111
CR Bard, Inc.	596	81,187
Tenet Healthcare Corp.*	1,714	80,884
Illumina, Inc.*	861	80,512
Hill-Rom Holdings, Inc.	1,926	79,525
Gilead Sciences, Inc.*	1,120	79,509
United Therapeutics Corp.*	895	79,225
Cerner Corp.*	1,411	79,058
Teleflex, Inc.	851	78,445
Bristol-Myers Squibb Co.	1,483	77,887
LifePoint Hospitals, Inc.*	1,506	77,770
HCA Holdings, Inc.	1,645	77,545
Cardinal Health, Inc.	1,319	77,373
Perrigo Co.	561	77,356
Community Health Systems, Inc.	1,764	76,963
IDEXX Laboratories, Inc.*	713	76,904
Actavis plc*	497	76,826
Hologic, Inc.*	3,400	76,126
Techne Corp.	870	76,029
Envision Healthcare Holdings, Inc.*	2,609	75,791
MEDNAX, Inc.*	695	75,769
QIAGEN N.V.*	3,265	75,617
Universal Health Services,
Inc. — Class B	938	75,565
Salix Pharmaceuticals Ltd.*	1,052	75,481
Forest Laboratories, Inc.*	1,603	75,389
DENTSPLY International, Inc.	1,599	75,313
St. Jude Medical, Inc.	1,310	75,181
Medtronic, Inc.	1,309	75,137
Alexion Pharmaceuticals, Inc.*	611	75,122
Henry Schein, Inc.*	668	75,103
Abbott Laboratories	2,053	75,037

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Alere, Inc.*	2,223	$74,982
Sirona Dental Systems, Inc.*	1,034	74,707
Pfizer, Inc.	2,426	74,430
Stryker Corp.	1,005	74,229
AmerisourceBergen Corp. — Class A	1,133	74,019
Zimmer Holdings, Inc.	846	74,000
AbbVie, Inc.	1,525	73,886
Incyte Corporation Ltd.*	1,890	73,710
Charles River Laboratories
International, Inc.*	1,497	73,667
Johnson & Johnson	794	73,532
Patterson Companies, Inc.	1,726	73,372
Bio-Rad Laboratories, Inc. — Class A*	594	73,371
Thermo Fisher Scientific, Inc.	748	73,139
Covidien plc	1,131	72,508
Becton Dickinson and Co.	689	72,435
Alkermes plc*	2,053	72,245
Covance, Inc.*	808	72,122
CareFusion Corp.*	1,858	72,035
Hospira, Inc.*	1,766	71,558
Medivation, Inc.*	1,194	71,473
Amgen, Inc.	615	71,340
Jazz Pharmaceuticals plc*	783	71,049
VCA Antech, Inc.*	2,496	71,011
Laboratory Corporation of
America Holdings*	700	70,630
Boston Scientific Corp.*	6,037	70,573
Celgene Corp.*	475	70,533
Bruker Corp.*	3,447	70,491
Brookdale Senior Living,
Inc. — Class A*	2,602	70,462
Zoetis, Inc.	2,225	70,444
WellPoint, Inc.	827	70,130
PerkinElmer, Inc.	1,840	69,994
Health Management Associates,
Inc. — Class A*	5,451	69,882
Intuitive Surgical, Inc.*	188	69,842
Biogen Idec, Inc.*	286	69,838
Life Technologies Corp.*	923	69,511
Omnicare, Inc.	1,256	69,268
Cooper Companies, Inc.	535	69,127
Express Scripts Holding Co.*	1,104	69,022
Pharmacyclics, Inc.*	581	68,930
Mylan, Inc.*	1,812	68,620
Allergan, Inc.	756	68,501
Baxter International, Inc.	1,036	68,241
Regeneron Pharmaceuticals, Inc.*	237	68,161
Cigna Corp.	883	67,973
ResMed, Inc.	1,312	67,883
DaVita HealthCare Partners, Inc.*	1,205	67,733
Varian Medical Systems, Inc.*	930	67,499
Catamaran Corp.*	1,434	67,341
Humana, Inc.	730	67,270
Endo Health Solutions, Inc.*	1,527	66,776
Aetna, Inc.	1,065	66,776
Health Net, Inc.*	2,194	66,698
Quest Diagnostics, Inc.	1,112	66,620
Mallinckrodt plc*	1,584	66,544
Vertex Pharmaceuticals, Inc.*	926	66,061
Edwards Lifesciences Corp.*	1,010	65,842
UnitedHealth Group, Inc.	960	65,530
Merck & Company, Inc.	1,450	65,381
Eli Lilly & Co.	1,310	65,264
Cubist Pharmaceuticals, Inc.*	1,052	65,224
Myriad Genetics, Inc.*	2,673	65,168
Quintiles Transnational Holdings, Inc.*	1,547	64,959
Allscripts Healthcare Solutions, Inc.*	4,639	64,157
Theravance, Inc.*	1,683	61,665
Seattle Genetics, Inc.*	1,588	61,344
BioMarin Pharmaceutical, Inc.*	951	59,742
Mettler-Toledo International, Inc.*	215	53,204
Agilent Technologies, Inc.	995	50,506
Waters Corp.*	483	48,744
Ariad Pharmaceuticals, Inc.*	3,646	8,021
Total Health Care		7,138,685
CONSUMER DISCRETIONARY - 10.6%
GNC Holdings, Inc. — Class A	2,573	151,344
Allison Transmission Holdings, Inc.	2,083	50,721
Apollo Group, Inc. — Class A*	1,885	50,311
Chipotle Mexican Grill, Inc. — Class A*	94	49,535
Harman International Industries, Inc.	595	48,207
Liberty Ventures*	446	47,887
Advance Auto Parts, Inc.	479	47,507
DreamWorks Animation SKG,
Inc. — Class A*	1,384	47,388
DeVry, Inc.	1,288	46,239
Groupon, Inc. — Class A*	5,045	46,061
Amazon.com, Inc.*	125	45,504
Gentex Corp.	1,531	45,073
Expedia, Inc.	757	44,572
Jarden Corp.*	803	44,454
Liberty Interactive Corp. — Class A*	1,648	44,430
Best Buy Company, Inc.	1,028	43,998
Darden Restaurants, Inc.	849	43,749
Comcast Corp. — Class A	910	43,298
Starwood Hotels & Resorts
Worldwide, Inc.	588	43,289
TripAdvisor, Inc.*	522	43,175
Six Flags Entertainment Corp.	1,147	43,139
Ulta Salon Cosmetics & Fragrance, Inc.*	334	43,036
Kohl’s Corp.	757	42,998
Starz — Class A*	1,425	42,964
Choice Hotels International, Inc.	922	42,956
NIKE, Inc. — Class B	567	42,956
Discovery Communications,
Inc. — Class A*	483	42,948
Tractor Supply Co.	601	42,881
Hasbro, Inc.	829	42,818
Brinker International, Inc.	961	42,688
TJX Companies, Inc.	702	42,675
Staples, Inc.	2,646	42,654
Fossil Group, Inc.*	336	42,652
Dunkin’ Brands Group, Inc.	894	42,626
Newell Rubbermaid, Inc.	1,434	42,489

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Washington Post Co. — Class B	66	$42,459
Hanesbrands, Inc.	623	42,439
American Eagle Outfitters, Inc.	2,737	42,396
DISH Network Corp. — Class A	879	42,368
Nordstrom, Inc.	700	42,329
Time Warner Cable, Inc.	352	42,293
GameStop Corp. — Class A	769	42,157
VF Corp.	196	42,140
Royal Caribbean Cruises Ltd.	1,002	42,124
Ross Stores, Inc.	544	42,078
Deckers Outdoor Corp.*	611	42,055
Macy’s, Inc.	912	42,052
Johnson Controls, Inc.	910	41,997
Time Warner, Inc.	610	41,931
Wyndham Worldwide Corp.	631	41,898
Marriott International, Inc. — Class A	928	41,834
Lear Corp.	540	41,791
Foot Locker, Inc.	1,200	41,640
Burger King Worldwide, Inc.	1,964	41,598
CBS Corp. — Class B	703	41,575
Las Vegas Sands Corp.	592	41,570
Walt Disney Co.	606	41,566
AMC Networks, Inc. — Class A*	593	41,563
H&R Block, Inc.	1,460	41,522
Starbucks Corp.	512	41,498
CST Brands, Inc.	1,287	41,493
Hyatt Hotels Corp. — Class A*	870	41,412
John Wiley & Sons, Inc. — Class A	823	41,389
Carnival Corp.	1,194	41,372
Penn National Gaming, Inc.*	706	41,308
Wynn Resorts Ltd.	248	41,230
Omnicom Group, Inc.	605	41,207
Clear Channel Outdoor Holdings,
Inc. — Class A*	4,845	41,183
L Brands, Inc.	657	41,135
Liberty Media Corp. — Class A*	269	41,133
Mattel, Inc.	927	41,131
LKQ Corp.*	1,245	41,122
Priceline.com, Inc.*	39	41,099
Madison Square Garden Co. — Class A*	679	41,093
Michael Kors Holdings Ltd.*	534	41,091
TRW Automotive Holdings Corp.*	547	41,085
Bed Bath & Beyond, Inc.*	531	41,057
Signet Jewelers Ltd.	549	40,988
Netflix, Inc.*	127	40,955
News Corp. — Class A*	2,324	40,902
Cinemark Holdings, Inc.	1,246	40,881
Lowe’s Companies, Inc.	821	40,869
DIRECTV*	652	40,743
Under Armour, Inc. — Class A*	502	40,737
Twenty-First Century Fox,
Inc. — Class A	1,195	40,726
Guess?, Inc.	1,302	40,688
Aaron’s, Inc.	1,432	40,626
PVH Corp.	326	40,610
Polaris Industries, Inc.	310	40,595
Gannett Company, Inc.	1,464	40,509
DSW, Inc. — Class A	462	40,504
Dillard’s, Inc. — Class A	494	40,498
Scripps Networks Interactive,
Inc. — Class A	503	40,492
Garmin Ltd.	865	40,439
Tupperware Brands Corp.	451	40,432
Visteon Corp.*	523	40,318
Home Depot, Inc.	517	40,269
PulteGroup, Inc.	2,273	40,118
Wendy’s Co.	4,616	40,113
Target Corp.	618	40,040
Urban Outfitters, Inc.*	1,057	40,039
AutoZone, Inc.*	92	39,991
Mohawk Industries, Inc.*	302	39,991
Thor Industries, Inc.	688	39,911
Tiffany & Co.	504	39,902
Dick’s Sporting Goods, Inc.	748	39,801
Ralph Lauren Corp. — Class A	240	39,754
Dollar Tree, Inc.*	680	39,712
Chico’s FAS, Inc.	2,312	39,651
Regal Entertainment Group — Class A	2,085	39,636
Dollar General Corp.*	685	39,579
Norwegian Cruise Line Holdings Ltd.*	1,234	39,513
Abercrombie & Fitch Co. — Class A	1,054	39,504
BorgWarner, Inc.	382	39,396
Liberty Global plc — Class A*	502	39,342
Viacom, Inc. — Class B	471	39,230
Domino’s Pizza, Inc.	584	39,163
Murphy USA, Inc.*	965	39,160
Harley-Davidson, Inc.	610	39,064
Charter Communications,
Inc. — Class A*	291	39,064
Sally Beauty Holdings, Inc.*	1,481	38,980
Ford Motor Co.	2,272	38,874
General Motors Co.*	1,050	38,798
Toll Brothers, Inc.*	1,178	38,733
Delphi Automotive plc	677	38,724
O’Reilly Automotive, Inc.*	312	38,629
McDonald’s Corp.	400	38,608
Ascena Retail Group, Inc.*	1,947	38,531
NVR, Inc.*	42	38,527
Sirius XM Radio, Inc.	10,210	38,492
Lions Gate Entertainment Corp.*	1,112	38,453
PetSmart, Inc.	528	38,417
Whirlpool Corp.	263	38,401
Bally Technologies, Inc.*	525	38,399
Interpublic Group of Companies, Inc.	2,284	38,371
Lamar Advertising Co. — Class A*	838	38,305
Big Lots, Inc.*	1,050	38,178
Lennar Corp. — Class A	1,073	38,145
SeaWorld Entertainment, Inc.	1,269	38,108
Genuine Parts Co.	482	37,996
Sears Holdings Corp.*,1	654	37,984
Leggett & Platt, Inc.	1,276	37,948
Service Corporation International	2,095	37,731
HomeAway, Inc.*	1,272	37,715
Taylor Morrison Home Corp. — Class A*	1,687	37,519

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Panera Bread Co. — Class A*	236	$37,269
Family Dollar Stores, Inc.	538	37,057
Williams-Sonoma, Inc.	706	37,023
Yum! Brands, Inc.	545	36,853
CarMax, Inc.*	784	36,840
MGM Resorts International*	1,933	36,804
Cabela’s, Inc.*	620	36,778
DR Horton, Inc.	1,937	36,706
Coach, Inc.	720	36,490
Cablevision Systems Corp. — Class A	2,305	35,843
AutoNation, Inc.*	741	35,738
Carter’s, Inc.	516	35,681
The Gap, Inc.	964	35,658
Goodyear Tire & Rubber Co.	1,699	35,645
International Game Technology	1,868	35,118
Tesla Motors, Inc.*	211	33,747
Weight Watchers International, Inc.	1,049	33,683
Tempur Sealy International, Inc.*	878	33,671
Thomson Reuters Corp.[1]	860	32,310
Morningstar, Inc.	386	30,992
JC Penney Company, Inc.*	3,858	28,935
Total Consumer Discretionary		6,840,497
FINANCIALS - 10.2%
McGraw Hill Financial, Inc.	596	41,529
Waddell & Reed Financial,
Inc. — Class A	590	36,433
Artisan Partners Asset Management,
Inc. — Class A	586	35,084
Genworth Financial, Inc. — Class A*	2,392	34,756
Signature Bank*	341	34,721
SVB Financial Group*	361	34,577
Legg Mason, Inc.	893	34,354
Omega Healthcare Investors, Inc.	1,023	34,005
BlackRock, Inc. — Class A	113	33,992
Washington Federal, Inc.	1,491	33,965
Spirit Realty Capital, Inc.	3,242	33,911
NASDAQ OMX Group, Inc.	950	33,659
Old Republic International Corp.	2,002	33,614
Ameriprise Financial, Inc.	334	33,580
SEI Investments Co.	1,010	33,522
Interactive Brokers Group,
Inc. — Class A	1,624	33,503
Principal Financial Group, Inc.	704	33,412
General Growth Properties, Inc.	1,572	33,374
Allied World Assurance Company
Holdings AG	308	33,353
Comerica, Inc.	769	33,298
First Republic Bank	651	33,247
Axis Capital Holdings Ltd.	701	33,241
Jones Lang LaSalle, Inc.	349	33,225
CapitalSource, Inc.	2,540	33,223
PartnerRe Ltd.	331	33,170
Equity Lifestyle Properties, Inc.	873	33,165
National Retail Properties, Inc.	964	33,162
New York Community Bancorp, Inc.	2,045	33,149
Kemper Corp.	892	33,022
CommonWealth REIT	1,355	33,021
Assurant, Inc.	564	32,983
TFS Financial Corp.*	2,716	32,972
City National Corp.	457	32,954
KeyCorp	2,629	32,941
BRE Properties, Inc.	602	32,875
Mid-America Apartment
Communities, Inc.	495	32,868
Healthcare Trust of America,
Inc. — Class A	2,827	32,850
American Express Co.	401	32,802
CBOE Holdings, Inc.	676	32,786
Raymond James Financial, Inc.	718	32,777
Affiliated Managers Group, Inc.*	166	32,775
American Tower Corp. — Class A	413	32,772
IntercontinentalExchange, Inc.*	170	32,764
Forest City Enterprises, Inc. — Class A*	1,617	32,760
Weingarten Realty Investors	1,032	32,745
Arch Capital Group Ltd.*	564	32,689
Tanger Factory Outlet Centers	938	32,689
Essex Property Trust, Inc.	203	32,683
First Niagara Financial Group, Inc.	2,962	32,671
Arthur J Gallagher & Co.	688	32,646
Aspen Insurance Holdings Ltd.	836	32,612
East West Bancorp, Inc.	968	32,612
Lincoln National Corp.	718	32,604
Hartford Financial Services
Group, Inc.	967	32,588
Bank of Hawaii Corp.	562	32,585
StanCorp Financial Group, Inc.	553	32,572
Franklin Resources, Inc.	604	32,531
Regency Centers Corp.	629	32,494
Charles Schwab Corp.	1,434	32,480
Validus Holdings Ltd.	822	32,453
SL Green Realty Corp.	343	32,438
Weyerhaeuser Co.	1,067	32,437
Kimco Realty Corp.	1,508	32,392
CNA Financial Corp.	798	32,391
T. Rowe Price Group, Inc.	418	32,357
Morgan Stanley	1,126	32,350
Protective Life Corp.	702	32,348
LPL Financial Holdings, Inc.	794	32,348
Brandywine Realty Trust	2,272	32,331
Cincinnati Financial Corp.	646	32,300
Aflac, Inc.	497	32,295
Fidelity National Financial,
Inc. — Class A	1,147	32,288
Everest Re Group Ltd.	210	32,285
NYSE Euronext	733	32,267
Hanover Insurance Group, Inc.	551	32,256
DDR Corp.	1,901	32,222
Eaton Vance Corp.	770	32,194
Starwood Property Trust, Inc.	1,253	32,190
TCF Financial Corp.	2,119	32,166
Commerce Bancshares, Inc.	699	32,161
Duke Realty Corp.	1,939	32,129
Reinsurance Group of America,
Inc. — Class A	451	32,102

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Invesco Ltd.	950	$32,063
Senior Housing Properties Trust	1,301	32,057
BioMed Realty Trust, Inc.	1,609	32,051
Piedmont Office Realty Trust,
Inc. — Class A	1,734	32,044
Prologis, Inc.	802	32,040
Kilroy Realty Corp.	602	32,002
Lazard Ltd. — Class A	828	32,002
Leucadia National Corp.	1,128	31,968
State Street Corp.	456	31,952
Hospitality Properties Trust	1,086	31,907
Associated Banc-Corp.	1,962	31,902
Allstate Corp.	601	31,889
ING US, Inc.	1,028	31,889
Aon plc	403	31,873
Huntington Bancshares, Inc.	3,621	31,865
Corrections Corporation of America	860	31,820
American Capital Ltd.*	2,271	31,817
UDR, Inc.	1,282	31,806
Vornado Realty Trust	357	31,794
Douglas Emmett, Inc.	1,275	31,786
American International Group, Inc.	615	31,765
CBL & Associates Properties, Inc.	1,603	31,755
American Financial Group, Inc.	564	31,731
Regions Financial Corp.	3,292	31,702
Fulton Financial Corp.	2,596	31,697
Fifth Third Bancorp	1,665	31,685
Host Hotels & Resorts, Inc.	1,708	31,683
Marsh & McLennan Companies, Inc.	691	31,648
Discover Financial Services	610	31,647
Bank of New York Mellon Corp.	995	31,641
Macerich Co.	534	31,618
Ventas, Inc.	484	31,576
Assured Guaranty Ltd.	1,540	31,570
HCC Insurance Holdings, Inc.	691	31,544
Endurance Specialty Holdings Ltd.	570	31,515
Chubb Corp.	342	31,491
TD Ameritrade Holding Corp.	1,155	31,485
Prudential Financial, Inc.	386	31,417
Public Storage	188	31,390
SunTrust Banks, Inc.	933	31,386
Simon Property Group, Inc.	203	31,374
First Citizens BancShares,
Inc. — Class A	148	31,336
American National Insurance Co.	310	31,332
Realty Income Corp.	752	31,321
RenaissanceRe Holdings Ltd.	334	31,299
Zions Bancorporation	1,103	31,292
Corporate Office Properties Trust	1,271	31,267
Markel Corp.*	59	31,251
Home Properties, Inc.	518	31,241
ACE Ltd.	327	31,209
Post Properties, Inc.	682	31,195
Liberty Property Trust	838	31,165
SLM Corp.	1,228	31,154
Travelers Companies, Inc.	361	31,154
Health Care REIT, Inc.	480	31,128
Unum Group	980	31,105
Federal Realty Investment Trust	300	31,080
Wells Fargo & Co.	728	31,078
MBIA, Inc.*	2,733	31,074
Loews Corp.	643	31,063
Howard Hughes Corp.*	265	31,018
WR Berkley Corp.	706	31,000
White Mountains Insurance
Group Ltd.	53	30,956
Camden Property Trust	482	30,944
Cullen/Frost Bankers, Inc.	437	30,935
U.S. Bancorp	828	30,934
Northern Trust Corp.	548	30,918
Retail Properties of America,
Inc. — Class A	2,160	30,910
M&T Bank Corp.	274	30,833
MSCI, Inc. — Class A*	755	30,781
E*TRADE Financial Corp.*	1,814	30,675
Moody’s Corp.	434	30,666
PNC Financial Services Group, Inc.	417	30,662
Alexandria Real Estate Equities, Inc.	466	30,653
WP Carey, Inc.	460	30,641
CIT Group, Inc.*	635	30,582
People’s United Financial, Inc.	2,116	30,534
Torchmark Corp.	419	30,528
BB&T Corp.	896	30,437
BankUnited, Inc.	989	30,432
Alleghany Corp.*	75	30,407
Berkshire Hathaway, Inc. — Class B*	264	30,381
Ocwen Financial Corp.*	540	30,364
JPMorgan Chase & Co.	589	30,357
CME Group, Inc. — Class A	409	30,352
Valley National Bancorp[1]	3,113	30,352
American Campus Communities, Inc.	878	30,344
HCP, Inc.	731	30,337
Hudson City Bancorp, Inc.	3,376	30,316
Synovus Financial Corp.	9,312	30,264
Extra Space Storage, Inc.	658	30,261
Chimera Investment Corp.	9,984	30,252
Goldman Sachs Group, Inc.	188	30,242
Capital One Financial Corp.	440	30,215
Apartment Investment &
Management Co. — Class A	1,079	30,190
Brown & Brown, Inc.	945	30,174
MFA Financial, Inc.	4,071	30,166
Citigroup, Inc.	618	30,146
Ares Capital Corp.	1,735	30,137
XL Group plc — Class A	985	30,111
Federated Investors, Inc. — Class B1	1,109	30,076
Bank of America Corp.	2,153	30,056
ProAssurance Corp.	663	30,047
CBRE Group, Inc. — Class A*	1,283	29,804
MetLife, Inc.	628	29,711
Annaly Capital Management, Inc.	2,517	29,675
Taubman Centers, Inc.	450	29,606
Boston Properties, Inc.	286	29,601
Plum Creek Timber Company, Inc.	652	29,601

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Mercury General Corp.	635	$29,566
Two Harbors Investment Corp.	3,155	29,436
Equity Residential	558	29,217
AvalonBay Communities, Inc.	233	29,137
BOK Financial Corp.	475	29,084
Progressive Corp.	1,117	29,008
Erie Indemnity Co. — Class A	401	28,800
First Horizon National Corp.	2,697	28,723
Mack-Cali Realty Corp.	1,394	28,661
Popular, Inc.*	1,135	28,659
American Homes 4 Rent — Class A*	1,832	28,359
St. Joe Co.*	1,514	28,266
Hatteras Financial Corp.	1,550	28,210
Realogy Holdings Corp.*	681	28,016
American Capital Agency Corp.	1,267	27,519
Nationstar Mortgage Holdings, Inc.*	532	27,302
Digital Realty Trust, Inc.	548	26,118
Rayonier, Inc.	548	25,767
Total Financials		6,605,070
MATERIALS - 9.7%
United States Steel Corp.	4,623	115,066
Cliffs Natural Resources, Inc.[1]	4,466	114,687
Huntsman Corp.	4,701	109,157
NewMarket Corp.	349	108,665
Tahoe Resources, Inc.*	5,663	108,446
Alcoa, Inc.	11,687	108,338
Sealed Air Corp.	3,586	108,225
PPG Industries, Inc.	591	107,905
Cabot Corp.	2,302	107,296
Valspar Corp.	1,526	106,774
Greif, Inc. — Class A	1,978	105,803
Freeport-McMoRan Copper &
Gold, Inc.	2,878	105,795
Domtar Corp.	1,248	105,718
Celanese Corp. — Class A	1,873	104,907
Ball Corp.	2,144	104,820
Ecolab, Inc.	987	104,622
Steel Dynamics, Inc.	5,819	104,567
Allegheny Technologies, Inc.	3,159	104,563
RPM International, Inc.	2,689	104,118
Packaging Corporation of America	1,670	104,008
Aptargroup, Inc.	1,621	104,003
Scotts Miracle-Gro Co. — Class A	1,767	103,758
Albemarle Corp.	1,563	103,455
Cytec Industries, Inc.	1,243	103,281
WR Grace & Co.*	1,116	102,293
Eagle Materials, Inc.	1,363	102,239
Sonoco Products Co.	2,509	101,966
Nucor Corp.	1,968	101,883
Sherwin-Williams Co.	541	101,708
Praxair, Inc.	815	101,639
Westlake Chemical Corp.	939	100,867
Owens-Illinois, Inc.*	3,167	100,679
Airgas, Inc.	923	100,672
EI du Pont de Nemours & Co.	1,641	100,429
Mosaic Co.	2,184	100,136
Vulcan Materials Co.	1,866	99,924
LyondellBasell Industries
N.V. — Class A	1,339	99,889
Eastman Chemical Co.	1,264	99,591
Carpenter Technology Corp.	1,677	99,496
FMC Corp.	1,362	99,099
Bemis Company, Inc.	2,480	98,952
Air Products & Chemicals, Inc.	907	98,872
Martin Marietta Materials, Inc.	1,003	98,384
Sigma-Aldrich Corp.	1,138	98,357
Crown Holdings, Inc.*	2,255	98,318
Reliance Steel & Aluminum Co.	1,339	98,135
CF Industries Holdings, Inc.	455	98,098
International Flavors &
Fragrances, Inc.	1,186	98,023
Ashland, Inc.	1,059	98,010
Southern Copper Corp.	3,489	97,518
Kronos Worldwide, Inc.	6,277	97,356
Monsanto Co.	925	97,014
Rock Tenn Co. — Class A	906	96,951
Dow Chemical Co.	2,442	96,386
Compass Minerals International, Inc.	1,289	95,992
Royal Gold, Inc.	1,952	93,774
Newmont Mining Corp.	3,438	93,720
International Paper Co.	2,085	93,012
Silgan Holdings, Inc.	2,055	92,619
Rockwood Holdings, Inc.	1,456	92,092
MeadWestvaco Corp.	2,538	88,449
Avery Dennison Corp.	1,187	55,931
Total Materials		6,246,450
UTILITIES - 8.7%
ITC Holdings Corp.	1,238	124,530
MDU Resources Group, Inc.	4,156	123,766
American Electric Power Company, Inc.	2,631	123,236
Questar Corp.	5,201	123,056
Duke Energy Corp.	1,713	122,873
ONEOK, Inc.	2,161	122,097
Hawaiian Electric Industries, Inc.	4,586	121,850
NextEra Energy, Inc.	1,434	121,532
Integrys Energy Group, Inc.	2,069	121,409
American Water Works Company, Inc.	2,828	121,236
Edison International	2,472	121,202
Sempra Energy	1,328	121,034
UGI Corp.	2,922	120,883
Atmos Energy Corp.	2,722	120,503
National Fuel Gas Co.	1,681	120,276
Consolidated Edison, Inc.	2,065	120,224
Great Plains Energy, Inc.	5,129	120,224
Alliant Energy Corp.	2,302	120,210
Vectren Corp.	3,442	120,195
AES Corp.	8,527	120,145
CMS Energy Corp.	4,369	119,973
Pepco Holdings, Inc.	6,214	119,806
DTE Energy Co.	1,731	119,681
Northeast Utilities	2,787	119,534
AGL Resources, Inc.	2,495	119,411
Xcel Energy, Inc.	4,135	119,336
Wisconsin Energy Corp.	2,821	118,792

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Westar Energy, Inc.	3,750	$118,538
NiSource, Inc.	3,757	118,421
OGE Energy Corp.	3,207	118,338
Aqua America, Inc.	4,698	118,296
Dominion Resources, Inc.	1,853	118,129
CenterPoint Energy, Inc.	4,800	118,080
FirstEnergy Corp.	3,106	117,624
Ameren Corp.	3,251	117,621
Calpine Corp.*	5,815	117,289
TECO Energy, Inc.	6,829	117,254
NRG Energy, Inc.	4,109	117,230
Entergy Corp.	1,811	117,208
Pinnacle West Capital Corp.	2,088	116,991
N.V. Energy, Inc.	4,888	116,041
PPL Corp.	3,778	115,720
SCANA Corp.	2,477	115,503
PG&E Corp.	2,751	115,129
Public Service Enterprise
Group, Inc.	3,434	115,039
Southern Co.	2,761	112,953
Exelon Corp.	3,801	108,481
Total Utilities		5,596,899
TELECOMMUNICATION SERVICES - 2.4%
Level 3 Communications, Inc.*	4,326	132,159
Sprint Corp.*	18,606	125,218
Verizon Communications, Inc.	2,453	123,901
T-Mobile US, Inc.	4,417	122,483
AT&T, Inc.	3,383	122,465
United States Cellular Corp.	2,523	122,113
CenturyLink, Inc.	3,600	121,896
Telephone & Data Systems, Inc.	3,907	121,820
tw telecom, Inc. — Class A*	3,827	120,627
Frontier Communications Corp.[1]	26,917	118,704
Windstream Holdings, Inc.[1]	13,458	115,066
Intelsat S.A.*	4,751	96,873
SBA Communications
Corp. — Class A*	755	66,040
Crown Castle International Corp.*	827	62,869
Total Telecommunication Services		1,572,234
Total Common Stocks
(Cost $51,653,304)		64,216,536
EXCHANGE TRADED FUNDS† - 0.5%
iShares Russell 1000 ETF	3,600	353,773
Total Exchange Traded Funds
(Cost $333,514)		353,773
SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash
Reserve Fund†	132,070	132,070
Total Short Term Investments
(Cost $132,070)		132,070

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 0.8%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$345,766	345,766
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	184,309	184,309
Total Securities Lending Collateral
(Cost $530,075)		530,075
Total Investments - 100.8%
(Cost $52,648,963)		$65,232,454
Other Assets & Liabilities, net - (0.8)%		(512,366)
Total Net Assets - 100.0%		$64,720,088

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.0%

INDUSTRIALS - 14.2%
Pendrell Corp.*	20,282	$45,229
West Corp.	1,951	42,961
Pike Electric Corp.	3,876	41,900
Edgen Group, Inc. — Class A*	3,317	39,704
Trex Company, Inc.*	466	32,723
PowerSecure International, Inc.*	1,646	29,760
EnerNOC, Inc.*	1,700	28,271
Universal Forest Products, Inc.	527	27,889
Builders FirstSource, Inc.*	3,748	27,773
Ameresco, Inc. — Class A*	2,589	27,081
Capstone Turbine Corp.*	20,988	26,655
FuelCell Energy, Inc.*,1	19,458	26,074
NCI Building Systems, Inc.*	1,788	25,801
Rexnord Corp.*	1,066	25,072
Stock Building Supply Holdings, Inc.*	1,625	25,025
Simpson Manufacturing Company, Inc.	698	24,744
Gibraltar Industries, Inc.*	1,535	24,575
Northwest Pipe Co.*	682	24,572
Acuity Brands, Inc.	243	24,424
Polypore International, Inc.*	539	24,363
Comfort Systems USA, Inc.	1,305	24,312
Mueller Industries, Inc.	402	24,237
Enphase Energy, Inc.*,1	3,205	24,198
Global Brass & Copper Holdings, Inc.*	1,287	24,106
PGT, Inc.*	2,284	23,868
Mueller Water Products, Inc. — Class A	2,769	23,730
LSI Industries, Inc.	2,574	23,707
CLARCOR, Inc.	402	23,509
Interface, Inc. — Class A	1,156	23,409
Apogee Enterprises, Inc.	748	23,397
NN, Inc.	1,451	23,332
RBC Bearings, Inc.*	338	23,251
Patrick Industries, Inc.*	732	22,897
Nortek, Inc.*	326	22,875
Insteel Industries, Inc.	1,378	22,861
Watsco, Inc.	239	22,774
AAON, Inc.	838	22,634
Ply Gem Holdings, Inc.*	1,514	22,559
Griffon Corp.	1,799	22,541
LB Foster Co. — Class A	479	22,393
Ampco-Pittsburgh Corp.	1,212	22,313
USG Corp.*	805	21,985
Aceto Corp.	1,360	21,692
Quanex Building Products Corp.	1,197	21,283
Beacon Roofing Supply, Inc.*	606	21,034
Dynamic Materials Corp.	936	20,686
CECO Environmental Corp.	849	14,985
Erickson Air-Crane, Inc.*	742	14,543
Pacer International, Inc.*	1,804	14,396
Spirit Airlines, Inc.*	323	13,937
Encore Wire Corp.	278	13,769
Aerovironment, Inc.*	502	13,609
Manitex International, Inc.*	1,036	13,395
Orion Marine Group, Inc.*	1,069	13,363
DXP Enterprises, Inc.*	145	13,326
Taser International, Inc.*	746	13,256
US Ecology, Inc.	372	13,225
Coleman Cable, Inc.	537	13,210
Huron Consulting Group, Inc.*	225	13,178
Advisory Board Co.*	192	13,171
US Airways Group, Inc.*	597	13,116
CIRCOR International, Inc.	177	13,057
Preformed Line Products Co.	155	13,023
LMI Aerospace, Inc.*	828	13,000
Deluxe Corp.	275	12,950
Barrett Business Services, Inc.	155	12,907
Consolidated Graphics, Inc.*	200	12,818
Quad/Graphics, Inc.	366	12,781
Mistras Group, Inc.*	693	12,723
Furmanite Corp.*	1,130	12,713
Navigant Consulting, Inc.*	732	12,700
John Bean Technologies Corp.	467	12,693
Generac Holdings, Inc.	257	12,683
ARC Document Solutions, Inc.*	2,015	12,574
Brink’s Co.	400	12,560
Quality Distribution, Inc.*	1,217	12,511
Orbital Sciences Corp.*	542	12,504
Altra Holdings, Inc.	411	12,482
EnerSys, Inc.	187	12,407
Kforce, Inc.	630	12,405
Great Lakes Dredge & Dock Corp.	1,527	12,399
Sun Hydraulics Corp.	312	12,380
Swift Transportation Co. —
Class A*	567	12,355
Korn/Ferry International*	518	12,328
Lydall, Inc.*	674	12,280
Titan Machinery, Inc.*	696	12,277
Rush Enterprises, Inc. — Class A*	428	12,249
HNI Corp.	315	12,238
Patriot Transportation Holding, Inc.*	331	12,237
Xerium Technologies, Inc.*	1,019	12,218
ESCO Technologies, Inc.	338	12,195
Tutor Perini Corp.*	531	12,186
PMFG, Inc.*	1,550	12,152
FTI Consulting, Inc.*	299	12,133
Mobile Mini, Inc.*	335	12,100
Park-Ohio Holdings Corp.*	292	12,092
Middleby Corp.*	53	12,065
Powell Industries, Inc.*	192	12,063
MYR Group, Inc.*	455	12,035
AAR Corp.	411	12,034
Greenbrier Companies, Inc.*	453	12,023
Miller Industries, Inc.	641	12,012
ExOne Co.*,1	234	12,011
G&K Services, Inc. — Class A	192	11,981
Federal Signal Corp.*	875	11,979
Arkansas Best Corp.	437	11,961
Kelly Services, Inc. — Class A	573	11,953
CBIZ, Inc.*	1,464	11,946
Flow International Corp.*	2,993	11,942
Aircastle Ltd.	632	11,926

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

FreightCar America, Inc.	536	$11,921
Proto Labs, Inc.*	142	11,908
Barnes Group, Inc.	335	11,906
Hawaiian Holdings, Inc.*	1,442	11,897
Exponent, Inc.	157	11,871
Herman Miller, Inc.	391	11,863
Knight Transportation, Inc.	698	11,845
Kadant, Inc.	330	11,814
Dycom Industries, Inc.*	398	11,801
Granite Construction, Inc.	364	11,775
Heritage-Crystal Clean, Inc.*	666	11,768
American Railcar Industries, Inc.	287	11,756
Columbus McKinnon Corp.*	451	11,731
Teledyne Technologies, Inc.*	132	11,724
GP Strategies Corp.*	418	11,712
Moog, Inc. — Class A*	196	11,707
Multi-Color Corp.	336	11,703
CDI Corp.	728	11,684
Houston Wire & Cable Co.	842	11,679
ABM Industries, Inc.	424	11,664
General Cable Corp.	354	11,657
Revolution Lighting Technologies, Inc.*	3,898	11,655
Curtiss-Wright Corp.	234	11,649
United Stationers, Inc.	262	11,643
AZZ, Inc.	259	11,629
Standex International Corp.	189	11,625
GenCorp, Inc.*	691	11,609
Insperity, Inc.	299	11,562
Kimball International, Inc. —
Class B	988	11,560
Sterling Construction Company, Inc.*	1,204	11,558
Tetra Tech, Inc.*	441	11,523
Corporate Executive Board Co.	158	11,518
Vicor Corp.*	1,307	11,515
GrafTech International Ltd.*	1,293	11,508
Marten Transport Ltd.	652	11,501
Thermon Group Holdings, Inc.*	489	11,496
Heartland Express, Inc.	800	11,488
Standard Parking Corp.*	434	11,488
Matson, Inc.	424	11,486
MasTec, Inc.*	359	11,477
Power Solutions International, Inc.*	197	11,477
Allegiant Travel Co. —
Class A	110	11,470
TrueBlue, Inc.*	464	11,461
Argan, Inc.	515	11,459
JetBlue Airways Corp.*	1,616	11,457
Casella Waste Systems, Inc. —
Class A*	1,938	11,454
Saia, Inc.*	352	11,451
Universal Truckload Services, Inc.	429	11,437
Primoris Services Corp.	439	11,432
On Assignment, Inc.*	338	11,421
Global Power Equipment Group, Inc.	560	11,402
Esterline Technologies Corp.*	142	11,383
Watts Water Technologies, Inc. —
Class A	197	11,383
Healthcare Services Group, Inc.	415	11,367
TAL International Group, Inc.	235	11,353
Graham Corp.	308	11,337
Forward Air Corp.	280	11,334
RPX Corp.*	634	11,323
Trimas Corp.*	299	11,320
TRC Companies, Inc.*	1,472	11,320
UniFirst Corp.	110	11,310
Albany International Corp. —
Class A	307	11,301
CRA International, Inc.*	591	11,259
Ultrapetrol Bahamas Ltd.*	3,127	11,257
Franklin Electric Company, Inc.	297	11,241
Werner Enterprises, Inc.	485	11,233
UTI Worldwide, Inc.	738	11,218
Douglas Dynamics, Inc.	739	11,211
Raven Industries, Inc.	336	11,209
SkyWest, Inc.	744	11,190
National Technical Systems, Inc.*	488	11,170
Wabash National Corp.*	958	11,170
Steelcase, Inc. — Class A	681	11,162
Twin Disc, Inc.	431	11,150
API Technologies Corp.*	3,818	11,149
Kratos Defense & Security Solutions,
Inc.*	1,313	11,134
ICF International, Inc.*	321	11,113
Celadon Group, Inc.	599	11,105
EnPro Industries, Inc.*	186	11,099
Heidrick & Struggles International, Inc.	598	11,075
Textainer Group Holdings Ltd.	292	11,067
Blount International, Inc.*	908	11,059
Gorman-Rupp Co.	271	11,041
Titan International, Inc.	760	11,020
McGrath RentCorp	308	10,986
Air Transport Services Group, Inc.*	1,515	10,969
Engility Holdings, Inc.*	354	10,963
WageWorks, Inc.*	214	10,959
Layne Christensen Co.*	566	10,946
Tennant Co.	180	10,924
Commercial Vehicle Group, Inc.*	1,387	10,916
HEICO Corp.	203	10,877
Franklin Covey Co.*	577	10,848
Ennis, Inc.	611	10,845
Actuant Corp. — Class A	288	10,817
Brady Corp. — Class A	370	10,800
Astronics Corp.*	220	10,793
Knoll, Inc.	656	10,772
Cubic Corp.	205	10,763
Alamo Group, Inc.	228	10,759
Roadrunner Transportation Systems,
Inc.*	406	10,759
Cenveo, Inc.*	3,424	10,751
Kaman Corp.	289	10,745
Woodward, Inc.	268	10,744
Schawk, Inc. — Class A	734	10,731
Team, Inc.*	287	10,702
InnerWorkings, Inc.*	1,115	10,671

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

CAI International, Inc.*	486	$10,639
American Science & Engineering, Inc.	161	10,591
VSE Corp.	241	10,556
H&E Equipment Services, Inc.*	421	10,538
American Superconductor Corp.*	4,833	10,536
Courier Corp.	620	10,534
Resources Connection, Inc.	823	10,501
Hurco Companies, Inc.	428	10,482
Astec Industries, Inc.	309	10,447
EMCOR Group, Inc.	281	10,414
Viad Corp.	390	10,413
Applied Industrial Technologies, Inc.	220	10,408
Hub Group, Inc. — Class A*	283	10,395
XPO Logistics, Inc.*	515	10,393
Mine Safety Appliances Co.	215	10,354
Hardinge, Inc.	697	10,309
International Shipholding Corp.	415	10,300
Sparton Corp.*	390	10,292
Republic Airways Holdings, Inc.*	871	10,260
Performant Financial Corp.*	1,013	10,100
Ducommun, Inc.*	405	10,068
Innovative Solutions & Support, Inc.	1,268	9,992
Briggs & Stratton Corp.	543	9,959
Lindsay Corp.	131	9,957
Aegion Corp. — Class A*	478	9,799
Chart Industries, Inc.*	91	9,780
National Presto Industries, Inc.	138	9,736
Accuride Corp.*	2,155	9,698
Wesco Aircraft Holdings, Inc.*	527	9,655
Swisher Hygiene, Inc.*	15,947	9,629
ACCO Brands Corp.*	1,644	9,617
Echo Global Logistics, Inc.*	522	9,610
Tecumseh Products Co. — Class A*	1,215	9,477
American Woodmark Corp.*	276	9,362
Energy Recovery, Inc.*	1,593	9,303
Hyster-Yale Materials Handling, Inc.	117	9,177
Atlas Air Worldwide Holdings, Inc.*	247	9,146
DigitalGlobe, Inc.*	285	9,069
II-VI, Inc.*	509	8,684
KEYW Holding Corp.*	730	8,395
Meritor, Inc.*	1,213	8,333
Odyssey Marine Exploration, Inc.*	3,613	7,840
Acacia Research Corp.	430	6,489
YRC Worldwide, Inc.*	671	6,361
Acorn Energy, Inc.	1,547	5,817
Intersections, Inc.	583	4,996
Astronics Corp. — Class B*	44	2,125
Total Industrials		3,652,335
INFORMATION TECHNOLOGY - 13.2%
j2 Global, Inc.	876	48,162
Gogo, Inc.*,1	2,360	43,990
SunPower Corp. — Class A*,1	1,007	30,401
Cabot Microelectronics Corp.*	590	24,125
Belden, Inc.	347	23,339
GT Advanced Technologies, Inc.*,1	3,023	22,673
ModusLink Global Solutions, Inc.*	3,462	14,263
Symmetricom, Inc.*	1,889	13,544
Brightcove, Inc.*	886	13,529
CalAmp Corp.*	563	13,247
KEMET Corp.*	2,306	13,075
Advanced Energy Industries,
Inc.*	626	13,071
Ultra Clean Holdings, Inc.*	1,396	12,997
PRGX Global, Inc.*	1,796	12,895
FARO Technologies, Inc.*	270	12,825
Avid Technology, Inc.*	1,713	12,762
MAXIMUS, Inc.	260	12,597
Vishay Precision Group, Inc.*	763	12,513
ShoreTel, Inc.*	1,567	12,458
Badger Meter, Inc.	239	12,430
Glu Mobile, Inc.*,1	3,652	12,417
PC Connection, Inc.	621	12,414
Active Network, Inc.*	859	12,404
Hackett Group, Inc.	1,720	12,246
Electronics for Imaging, Inc.*	356	12,214
WebMD Health Corp. —
Class A*	344	12,116
Measurement Specialties, Inc.*	217	12,093
Littelfuse, Inc.	142	12,074
CoStar Group, Inc.*	68	12,035
Forrester Research, Inc.	310	12,031
Telenav, Inc.*	1,653	11,984
Seachange International, Inc.*	841	11,934
Convergys Corp.	602	11,883
Marchex, Inc. — Class B	1,328	11,846
TeleTech Holdings, Inc.*	447	11,832
MoSys, Inc.*	2,687	11,823
Silver Spring Networks, Inc.*	540	11,794
CTS Corp.	632	11,768
IntraLinks Holdings, Inc.*	1,120	11,637
Sykes Enterprises, Inc.*	621	11,625
Amkor Technology, Inc.*	2,185	11,602
Comtech Telecommunications
Corp.	384	11,528
Bel Fuse, Inc. — Class B	547	11,509
MTS Systems Corp.	176	11,496
Spansion, Inc. — Class A*	960	11,491
Acxiom Corp.*	343	11,398
Lionbridge Technologies, Inc.*	2,599	11,332
Constant Contact, Inc.*	436	11,297
OSI Systems, Inc.*	155	11,290
MicroStrategy, Inc. —
Class A*	92	11,223
Itron, Inc.*	262	11,180
Nanometrics, Inc.*	600	11,148
Envestnet, Inc.*	307	11,144
ExlService Holdings, Inc.*	385	11,130
CSG Systems International, Inc.	399	11,116
Electro Rent Corp.	612	11,102
Aruba Networks, Inc.*	587	11,012
iGATE Corp.*	345	10,985
Ubiquiti Networks, Inc.	284	10,957
Ebix, Inc.	961	10,936
Mesa Laboratories, Inc.	157	10,932

54 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

SunEdison, Inc.*	1,175	$10,928
IXYS Corp.	938	10,909
Bottomline Technologies de, Inc.*	347	10,903
Fabrinet*	648	10,848
ScanSource, Inc.*	282	10,846
Imation Corp.*	2,328	10,825
Integrated Device Technology, Inc.*	1,016	10,810
MKS Instruments, Inc.	364	10,789
Ambarella, Inc.*	524	10,768
Manhattan Associates, Inc.*	101	10,758
Epiq Systems, Inc.	718	10,741
Infoblox, Inc.*	241	10,712
Callidus Software, Inc.*	1,035	10,712
Zygo Corp.*	693	10,700
Demandware, Inc.*	216	10,681
ARRIS Group, Inc.*	597	10,662
Inphi Corp.*	723	10,657
GSI Group, Inc.*	1,066	10,639
Tyler Technologies, Inc.*	110	10,638
Luxoft Holding, Inc.*	364	10,636
Actuate Corp.*	1,325	10,613
NIC, Inc.	431	10,611
Lattice Semiconductor Corp.*	2,067	10,604
Insight Enterprises, Inc.*	503	10,598
TiVo, Inc.*	796	10,579
Aspen Technology, Inc.*	276	10,551
Reis, Inc.*	586	10,542
NetScout Systems, Inc.*	372	10,535
Numerex Corp. — Class A*	891	10,523
QLogic Corp.*	852	10,522
ServiceSource International, Inc.*	972	10,517
United Online, Inc.	1,211	10,463
Guidewire Software, Inc.*	206	10,448
Monster Worldwide, Inc.*	2,416	10,437
Extreme Networks, Inc.*	1,934	10,366
Marketo, Inc.*	307	10,364
Stamps.com, Inc.*	228	10,360
DSP Group, Inc.*	1,390	10,356
Aeroflex Holding Corp.*	1,336	10,354
Ultimate Software Group, Inc.*	67	10,350
QAD, Inc. — Class A	693	10,340
Coherent, Inc.	156	10,326
Photronics, Inc.*	1,228	10,315
Tellabs, Inc.	4,224	10,307
EPAM Systems, Inc.*	275	10,304
Syntel, Inc.	120	10,301
SS&C Technologies Holdings, Inc.*	262	10,297
Westell Technologies, Inc. — Class A*	2,863	10,278
Rofin-Sinar Technologies, Inc.*	391	10,264
CACI International, Inc. — Class A*	142	10,221
XO Group, Inc.*	736	10,216
VistaPrint N.V.*	189	10,215
Viasystems Group, Inc.*	680	10,200
ANADIGICS, Inc.*	5,048	10,197
Virtusa Corp.*	328	10,194
Daktronics, Inc.	852	10,190
Universal Display Corp.*	319	10,176
PDF Solutions, Inc.*	443	10,176
Sapiens International Corporation N.V.	1,575	10,159
RealPage, Inc.*,1	414	10,155
Tessco Technologies, Inc.	286	10,133
Move, Inc.*	597	10,131
Monolithic Power Systems, Inc.	318	10,125
Unisys Corp.*	384	10,118
Cavium, Inc.*	250	10,078
PROS Holdings, Inc.*	285	10,075
TechTarget, Inc.*	2,005	10,065
MaxLinear, Inc. — Class A*	1,160	10,046
LogMeIn, Inc.*	311	10,045
Speed Commerce, Inc.*	2,737	10,045
M/A-COM Technology Solutions Holdings,
Inc.*	580	10,017
International Rectifier Corp.*	384	9,999
Power Integrations, Inc.	174	9,995
American Software, Inc. — Class A	1,142	9,993
Plexus Corp.*	261	9,991
Brooks Automation, Inc.	1,035	9,977
Global Eagle Entertainment, Inc.*	979	9,966
ATMI, Inc.*	364	9,952
Synaptics, Inc.*	214	9,951
Control4 Corp.*	604	9,936
Microsemi Corp.*	395	9,926
VirnetX Holding Corp.*	456	9,913
PC-Telephone, Inc.	1,076	9,910
Hittite Microwave Corp.*	155	9,903
Checkpoint Systems, Inc.*	581	9,889
Super Micro Computer, Inc.*	710	9,883
InterDigital, Inc.	255	9,881
ACI Worldwide, Inc.*	179	9,866
Entegris, Inc.*	951	9,843
Digimarc Corp.	467	9,835
Micrel, Inc.	1,067	9,816
Progress Software Corp.*	378	9,813
Pericom Semiconductor Corp.*	1,214	9,809
GSI Technology, Inc.*	1,396	9,800
OpenTable, Inc.*	141	9,797
Benchmark Electronics, Inc.*	431	9,797
Monotype Imaging Holdings, Inc.	347	9,792
Richardson Electronics Ltd.	850	9,792
Electro Scientific Industries, Inc.	817	9,788
ViaSat, Inc.*	148	9,786
Cypress Semiconductor Corp.	1,053	9,772
Rogers Corp.*	160	9,754
Proofpoint, Inc.*	308	9,745
Dice Holdings, Inc.*	1,320	9,742
Digital River, Inc.*	546	9,741
Semtech Corp.*	313	9,737
Blucora, Inc.*	412	9,736
PLX Technology, Inc.*	1,609	9,718
Mitek Systems, Inc.*	1,837	9,718
NVE Corp.*	182	9,713
FEI Co.	109	9,710
Digi International, Inc.*	963	9,707
Newport Corp.*	610	9,681

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Supertex, Inc.	379	$9,668
Internap Network Services Corp.*	1,327	9,647
Sapient Corp.*	609	9,628
ePlus, Inc.	177	9,622
ManTech International Corp. — Class A	344	9,611
Intersil Corp. — Class A	861	9,609
Perficient, Inc.*	531	9,606
Finisar Corp.*	417	9,595
Shutterstock, Inc.*	135	9,558
SPS Commerce, Inc.*	140	9,541
QuinStreet, Inc.*	1,073	9,539
Hutchinson Technology, Inc.*	2,558	9,516
Intermolecular, Inc.*	1,640	9,512
EarthLink, Inc.	1,879	9,508
Computer Task Group, Inc.	555	9,507
SYNNEX Corp.*	155	9,502
Audience, Inc.*	832	9,501
Globecomm Systems, Inc.*	677	9,498
KVH Industries, Inc.*	691	9,494
E2open, Inc.*	421	9,473
Anaren, Inc.*	379	9,467
Entropic Communications, Inc.*	2,210	9,459
Accelrys, Inc.*	1,011	9,453
Responsys, Inc.*	577	9,428
RealD, Inc.*	1,361	9,418
Axcelis Technologies, Inc.*	4,340	9,418
Yelp, Inc. — Class A*	139	9,417
Bazaarvoice, Inc.*	1,003	9,408
Cognex Corp.	301	9,406
Interactive Intelligence Group, Inc.*	153	9,402
PTC, Inc.*	339	9,397
Comverse, Inc.*	297	9,379
Take-Two Interactive Software, Inc.*	523	9,367
Diodes, Inc.*	386	9,349
Oplink Communications, Inc.*	511	9,326
Tessera Technologies, Inc.	490	9,320
Anixter International, Inc.*	109	9,318
Immersion Corp.*	732	9,311
NeoPhotonics Corp.*	1,312	9,302
TriQuint Semiconductor, Inc.*	1,170	9,278
CIBER, Inc.*	2,854	9,276
Silicon Image, Inc.*	1,766	9,272
Pegasystems, Inc.	243	9,249
Cirrus Logic, Inc.*	412	9,241
Procera Networks, Inc.*	653	9,240
Vringo, Inc.*,1	3,273	9,230
Park Electrochemical Corp.	329	9,228
Integrated Silicon Solution, Inc.*	856	9,228
Qualys, Inc.*	443	9,214
Tremor Video, Inc.*	955	9,206
Mentor Graphics Corp.	416	9,185
Verint Systems, Inc.*	251	9,167
Limelight Networks, Inc.*	4,772	9,162
ValueClick, Inc.*	476	9,144
Guidance Software, Inc.*	1,046	9,142
InvenSense, Inc. — Class A*	541	9,137
Mercury Systems, Inc.*	987	9,100
Sigma Designs, Inc.*	1,671	9,090
Agilysys, Inc.*	771	9,059
Model N, Inc.*	1,005	9,035
VASCO Data Security International, Inc.*	1,203	9,035
LivePerson, Inc.*	967	9,032
NETGEAR, Inc.*	314	9,031
Ellie Mae, Inc.*	312	9,017
Emulex Corp.*	1,196	9,006
Carbonite, Inc.*	678	8,977
RealNetworks, Inc.*	1,170	8,974
Rosetta Stone, Inc.*	591	8,971
Maxwell Technologies, Inc.*	1,195	8,963
Harmonic, Inc.*	1,226	8,962
SciQuest, Inc.*	410	8,954
Rudolph Technologies, Inc.*	844	8,946
Cray, Inc.*	400	8,944
Mindspeed Technologies, Inc.*	3,094	8,942
Applied Micro Circuits Corp.*	765	8,920
Kopin Corp.*	2,427	8,907
DTS, Inc.*	445	8,900
Rambus, Inc.*	1,018	8,897
Ciena Corp.*	382	8,889
LTX-Credence Corp.*	1,450	8,889
Millennial Media, Inc.*	1,262	8,872
comScore, Inc.*	332	8,871
Plantronics, Inc.	206	8,846
Blackbaud, Inc.	244	8,784
Methode Electronics, Inc.	343	8,774
Cvent, Inc.*	283	8,770
Textura Corp.*	228	8,739
Infinera Corp.*	855	8,730
OmniVision Technologies, Inc.*	620	8,686
Liquidity Services, Inc.*	331	8,642
Unwired Planet, Inc.*	5,328	8,631
RF Micro Devices, Inc.*	1,644	8,631
Synchronoss Technologies, Inc.*	249	8,620
Marin Software, Inc.*	743	8,611
CommVault Systems, Inc.*	110	8,589
Uni-Pixel, Inc.*	522	8,587
Dealertrack Technologies, Inc.*	230	8,579
Cornerstone OnDemand, Inc.*	181	8,574
Peregrine Semiconductor Corp.*	1,051	8,555
BroadSoft, Inc.*	261	8,540
Ixia*	602	8,536
ADTRAN, Inc.	363	8,523
Radisys Corp.*	2,812	8,492
TeleCommunication Systems, Inc. —
Class A*	3,698	8,431
Exar Corp.*	731	8,428
TTM Technologies, Inc.*	962	8,418
Quantum Corp.*	6,754	8,375
ChannelAdvisor Corp.*	240	8,366
Imperva, Inc.*	218	8,358
Cohu, Inc.	872	8,336
PMC - Sierra, Inc.*	1,419	8,330
Rally Software Development Corp.*	310	8,317
Vocus, Inc.*	960	8,304

56 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Bankrate, Inc.*	493	$8,302
Ruckus Wireless, Inc.*	572	8,294
Sonus Networks, Inc.*	2,761	8,283
Alpha & Omega Semiconductor Ltd.*	1,116	8,214
Spark Networks, Inc.*	1,140	8,162
Jive Software, Inc.*	749	8,157
Alliance Fiber Optic Products, Inc.	436	8,097
Web.com Group, Inc.*	300	8,085
Zix Corp.*	1,961	8,001
Parkervision, Inc.*	2,915	7,987
Neonode, Inc.*	1,473	7,969
Trulia, Inc.*	199	7,954
Multi-Fineline Electronix, Inc.*	589	7,898
Veeco Instruments, Inc.*	269	7,857
FleetMatics Group plc*	247	7,842
Black Box Corp.	309	7,737
Ceva, Inc.*	539	7,724
Sanmina Corp.*	530	7,717
eGain Corp.*	671	7,703
Travelzoo, Inc.*	356	7,665
Tangoe, Inc.*	401	7,659
Calix, Inc.*	746	7,587
AVG Technologies N.V.*	376	7,558
Aviat Networks, Inc.*	3,661	7,542
Silicon Graphics International Corp.*	587	7,496
Gigamon, Inc.*	241	7,418
Fusion-io, Inc.*	689	7,407
support.com, Inc.*	1,654	7,377
Ultratech, Inc.*	309	7,351
Datalink Corp.*	699	7,179
Demand Media, Inc.*	1,494	7,141
FormFactor, Inc.*	1,359	7,094
Qlik Technologies, Inc.*	275	6,969
YuMe, Inc.*	825	6,798
Rubicon Technology, Inc.*	757	6,510
Euronet Worldwide, Inc.*	150	6,510
Higher One Holdings, Inc.*	800	6,360
WEX, Inc.*	68	6,348
Fair Isaac Corp.	110	6,301
Planet Payment, Inc.*	2,292	6,234
Cass Information Systems, Inc.	108	6,192
Cardtronics, Inc.*	152	5,966
Global Cash Access Holdings, Inc.*	718	5,959
Advent Software, Inc.	176	5,905
MoneyGram International, Inc.*	279	5,890
EVERTEC, Inc.	250	5,865
Angie’s List, Inc.*	414	5,833
Heartland Payment Systems, Inc.	144	5,825
Xoom Corp.*	178	5,296
Zillow, Inc. — Class A*	64	5,096
Blackhawk Network Holdings, Inc.*	213	4,869
Cyan, Inc.*	978	4,606
Total Information Technology		3,396,664
CONSUMER DISCRETIONARY - 11.1%
Core-Mark Holding Company, Inc.	699	49,440
Vitacost.com, Inc.*	5,511	43,592
PetMed Express, Inc.	2,806	41,641
Unifi, Inc.*	947	23,097
Culp, Inc.	1,178	22,794
Career Education Corp.*	3,640	19,947
Education Management Corp.*	1,087	16,631
Mac-Gray Corp.	755	15,915
NutriSystem, Inc.	731	13,743
JAKKS Pacific, Inc.	2,081	13,402
Outerwall, Inc.*	201	13,061
Buffalo Wild Wings, Inc.*	91	12,975
ITT Educational Services, Inc.*	321	12,879
World Wrestling Entertainment, Inc. —
Class A	978	12,665
ValueVision Media, Inc. —
Class A*	2,302	12,293
Krispy Kreme Doughnuts, Inc.*	506	12,276
Men’s Wearhouse, Inc.	289	12,225
Federal-Mogul Corp.*	595	12,192
Spartan Motors, Inc.	1,781	12,093
Black Diamond, Inc.*	810	12,077
Costa, Inc.*	597	12,012
Grand Canyon Education, Inc.*	252	11,912
Gentherm, Inc.*	509	11,885
Winnebago Industries, Inc.*	400	11,864
OfficeMax, Inc.	791	11,849
Ascent Capital Group, Inc. —
Class A*	140	11,819
DineEquity, Inc.	144	11,818
Quiksilver, Inc.*	1,418	11,798
Conn’s, Inc.*	193	11,665
Entravision Communications Corp. —
Class A	1,730	11,660
New York Times Co. — Class A	843	11,659
Office Depot, Inc.*	2,082	11,638
Callaway Golf Co.	1,369	11,541
NACCO Industries, Inc. — Class A	202	11,508
Big 5 Sporting Goods Corp.	607	11,478
Rentrak Corp.*	303	11,359
Cumulus Media, Inc. — Class A*	1,894	11,326
MarineMax, Inc.*	765	11,268
Marriott Vacations Worldwide Corp.*	225	11,268
Brunswick Corp.	249	11,237
MDC Partners, Inc. — Class A	364	11,222
Global Sources Ltd.*	1,493	11,183
Stein Mart, Inc.	757	11,181
Gray Television, Inc.*	1,323	11,179
Fiesta Restaurant Group, Inc.*	263	11,149
EW Scripps Co. — Class A*	561	11,119
Stoneridge, Inc.*	870	11,101
William Lyon Homes — Class A*	479	11,098
Scientific Games Corp. —
Class A*	606	11,078
Standard Motor Products, Inc.	306	11,065
Drew Industries, Inc.	220	11,057
Finish Line, Inc. — Class A	441	11,043
VOXX International Corp. — Class A*	708	10,981
Columbia Sportswear Co.	164	10,967
Five Below, Inc.*	227	10,955

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Vitamin Shoppe, Inc.*	233	$10,930
Flexsteel Industries, Inc.	398	10,929
Nautilus, Inc.*	1,373	10,929
Live Nation Entertainment, Inc.*	561	10,906
Media General, Inc. — Class A*	748	10,906
Universal Electronics, Inc.*	280	10,895
Red Robin Gourmet Burgers, Inc.*	143	10,894
Vera Bradley, Inc.*	491	10,876
Meredith Corp.	212	10,876
Isle of Capri Casinos, Inc.*	1,341	10,876
Zumiez, Inc.*	366	10,848
Capella Education Co.*	178	10,844
Iconix Brand Group, Inc.*	300	10,827
TRI Pointe Homes, Inc.*	680	10,826
Universal Technical Institute, Inc.	813	10,805
Matthews International Corp. —
Class A	266	10,800
JTH Holding, Inc. — Class A*	545	10,764
Bridgepoint Education, Inc.*	549	10,760
Jos. A. Bank Clothiers, Inc.*	224	10,748
Fifth & Pacific Companies, Inc.*	404	10,702
Haverty Furniture Companies, Inc.	384	10,679
Cato Corp. — Class A	356	10,669
Tenneco, Inc.*	201	10,667
Crown Media Holdings, Inc. —
Class A*	3,212	10,664
Nexstar Broadcasting Group, Inc. —
Class A	240	10,654
Cheesecake Factory, Inc.	225	10,631
Interval Leisure Group, Inc.	438	10,630
LifeLock, Inc.*	660	10,619
Remy International, Inc.	482	10,618
American Apparel, Inc.*	7,923	10,617
Martha Stewart Living Omnimedia, Inc. —
Class A*	4,147	10,616
Barnes & Noble, Inc.*	750	10,598
Movado Group, Inc.	227	10,585
Helen of Troy Ltd.*	226	10,559
Hibbett Sports, Inc.*	181	10,558
Sonic Corp.*	547	10,557
Destination XL Group, Inc.*	1,517	10,543
Bloomin’ Brands, Inc.*	421	10,538
Sotheby’s	203	10,536
Restoration Hardware Holdings, Inc.*	151	10,531
Carriage Services, Inc. — Class A	524	10,527
Hillenbrand, Inc.	373	10,526
Town Sports International Holdings, Inc.	811	10,478
Biglari Holdings, Inc.*	24	10,464
WCI Communities, Inc.*	580	10,463
Chuy’s Holdings, Inc.*	278	10,453
Diversified Restaurant Holdings,
Inc.*	1,512	10,448
Cracker Barrel Old Country Store, Inc.	95	10,438
Genesco, Inc.*	153	10,421
Oxford Industries, Inc.	145	10,407
Saga Communications, Inc. —
Class A	218	10,379
Daily Journal Corp.*	70	10,356
Hooker Furniture Corp.	655	10,349
Texas Roadhouse, Inc. —
Class A	377	10,337
G-III Apparel Group Ltd.*	182	10,323
La-Z-Boy, Inc.	447	10,317
AH Belo Corp. —
Class A	1,283	10,315
Pier 1 Imports, Inc.	494	10,315
Cavco Industries, Inc.*	176	10,308
Ignite Restaurant Group, Inc.*	641	10,294
Superior Industries International, Inc.	549	10,294
Luby’s, Inc.*	1,343	10,287
Steven Madden Ltd.*	280	10,270
Marine Products Corp.	1,096	10,270
Meritage Homes Corp.*	226	10,258
Einstein Noah Restaurant Group, Inc.	575	10,258
Modine Manufacturing Co.*	770	10,256
Blyth, Inc.	742	10,247
Ruth’s Hospitality Group, Inc.	840	10,240
Bon-Ton Stores, Inc.	893	10,225
Carmike Cinemas, Inc.*	446	10,209
Saks, Inc.*	638	10,202
Denny’s Corp.*	1,602	10,173
Weyco Group, Inc.	354	10,170
Monro Muffler Brake, Inc.	221	10,166
Lumber Liquidators Holdings, Inc.*	89	10,163
CSS Industries, Inc.	392	10,149
Lincoln Educational Services Corp.	2,123	10,148
Papa John’s International, Inc.	134	10,140
Loral Space & Communications, Inc.	142	10,135
AFC Enterprises, Inc.*	227	10,120
Salem Communications Corp. —
Class A	1,223	10,102
American Public Education, Inc.*	252	10,088
Pep Boys-Manny Moe & Jack*	779	10,080
Stage Stores, Inc.	488	10,077
Fred’s, Inc. — Class A	622	10,076
Orient-Express Hotels Ltd. —
Class A*	757	10,076
Vail Resorts, Inc.	143	10,074
Bright Horizons Family Solutions,
Inc.*	270	10,058
RG Barry Corp.	527	10,055
Morgans Hotel Group Co.*	1,404	10,053
ReachLocal, Inc.*	817	10,041
America’s Car-Mart, Inc.*	219	10,017
1-800-Flowers.com, Inc. —
Class A*	1,844	10,013
bebe stores, Inc.	1,660	10,010
Jack in the Box, Inc.*	246	10,007
Johnson Outdoors, Inc. — Class A	364	9,985
Noodles & Co.*	228	9,984
Diamond Resorts International, Inc.*	523	9,979
Zale Corp.*	638	9,972
Reading International, Inc. — Class A*	1,505	9,963
Tilly’s, Inc. — Class A*	684	9,959

58 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Zagg, Inc.*	2,100	$9,954
Marcus Corp.	693	9,951
Sturm Ruger & Company, Inc.[1]	152	9,942
SHFL Entertainment, Inc.*	428	9,921
CEC Entertainment, Inc.	214	9,919
Destination Maternity Corp.	317	9,903
Tower International, Inc.*	466	9,889
Express, Inc.*	426	9,887
Perry Ellis International, Inc.	520	9,885
Tumi Holdings, Inc.*	463	9,885
Stewart Enterprises, Inc. — Class A	747	9,868
Journal Communications, Inc. —
Class A*	1,181	9,861
Speedway Motorsports, Inc.	539	9,842
Belo Corp. — Class A	716	9,831
Beazer Homes USA, Inc.*	541	9,830
International Speedway Corp. —
Class A	300	9,813
Bravo Brio Restaurant Group, Inc.*	657	9,809
Valassis Communications, Inc.	358	9,795
Bob Evans Farms, Inc.	171	9,762
Corinthian Colleges, Inc.*,1	4,550	9,737
Winmark Corp.	133	9,737
Blue Nile, Inc.*	237	9,734
Entercom Communications Corp. —
Class A*	1,109	9,726
Scholastic Corp.	339	9,726
Sinclair Broadcast Group, Inc. —
Class A	303	9,714
Systemax, Inc.	1,022	9,709
Skullcandy, Inc.*	1,545	9,703
Steiner Leisure Ltd.*	173	9,691
Standard Pacific Corp.*	1,221	9,683
M/I Homes, Inc.*	473	9,682
Digital Generation, Inc.*	765	9,677
Skechers U.S.A., Inc. — Class A*	332	9,674
Wolverine World Wide, Inc.	167	9,643
Aeropostale, Inc.*	1,036	9,624
Kirkland’s, Inc.*	541	9,603
Regis Corp.	660	9,570
Brown Shoe Company, Inc.	426	9,559
Lifetime Brands, Inc.	609	9,537
Ethan Allen Interiors, Inc.	357	9,510
Sonic Automotive, Inc. — Class A	426	9,491
West Marine, Inc.*	777	9,487
HSN, Inc.	181	9,484
ANN, Inc.*	268	9,476
Pool Corp.	174	9,462
Churchill Downs, Inc.	110	9,450
Ryland Group, Inc.	235	9,447
Hovnanian Enterprises, Inc. —
Class A*	1,865	9,437
Trans World Entertainment Corp.	2,174	9,413
Strayer Education, Inc.	238	9,408
Jones Group, Inc.	605	9,402
Children’s Place Retail Stores, Inc.*	172	9,389
MDC Holdings, Inc.	321	9,370
Smith & Wesson Holding Corp.*	869	9,368
Shoe Carnival, Inc.	360	9,356
Pinnacle Entertainment, Inc.*	399	9,337
Orbitz Worldwide, Inc.*	1,008	9,314
Francesca’s Holdings Corp.*	517	9,301
Dorman Products, Inc.	191	9,285
Tuesday Morning Corp.*	654	9,254
Carrols Restaurant Group, Inc.*	1,593	9,239
KB Home	543	9,215
American Axle & Manufacturing Holdings,
Inc.*	494	9,193
Penske Automotive Group, Inc.	231	9,152
McClatchy Co. — Class A*	3,243	9,145
Multimedia Games Holding Company,
Inc.*	281	9,135
National CineMedia, Inc.	518	9,075
Buckle, Inc.	185	9,054
Nathan’s Famous, Inc.*	176	9,032
Fox Factory Holding Corp.*	515	8,971
Arctic Cat, Inc.	171	8,960
BJ’s Restaurants, Inc.*	331	8,957
New York & Company, Inc.*	1,749	8,955
Mattress Firm Holding Corp.*	297	8,928
Rent-A-Center, Inc. — Class A	260	8,902
Fuel Systems Solutions, Inc.*	494	8,872
LeapFrog Enterprises, Inc. —
Class A*	1,034	8,851
Del Frisco’s Restaurant Group, Inc.*	488	8,833
Monarch Casino & Resort, Inc.*	522	8,827
Asbury Automotive Group, Inc.*	183	8,793
Libbey, Inc.*	411	8,775
Crocs, Inc.*	720	8,770
Life Time Fitness, Inc.*	193	8,766
Harte-Hanks, Inc.	1,099	8,759
Sears Hometown and Outlet Stores,
Inc.*	314	8,748
Cooper Tire & Rubber Co.	331	8,609
Gordmans Stores, Inc.	869	8,603
Bassett Furniture Industries, Inc.	614	8,596
iRobot Corp.*	253	8,569
Wet Seal, Inc. — Class A*	2,586	8,560
Shutterfly, Inc.*	174	8,550
Lithia Motors, Inc. — Class A	135	8,485
Jamba, Inc.*	740	8,451
Dana Holding Corp.	429	8,408
Body Central Corp.*	1,489	8,338
EveryWare Global, Inc.*	866	8,331
Caesars Entertainment Corp.*	470	8,187
RetailMeNot, Inc.*	249	8,122
hhgregg, Inc.*	523	8,112
Citi Trends, Inc.*	552	8,103
Hemisphere Media Group, Inc.*	836	7,909
Group 1 Automotive, Inc.	123	7,872
Christopher & Banks Corp.*	1,356	7,824
Pacific Sunwear of California, Inc.*	2,891	7,777
Tile Shop Holdings, Inc.*	348	7,771
Ruby Tuesday, Inc.*	1,295	7,679

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Overstock.com, Inc.*	323	$7,568
Boyd Gaming Corp.*	689	7,276
Select Comfort Corp.*	397	7,273
RadioShack Corp.*	2,494	7,008
Dex Media, Inc.*	1,025	6,919
Central European Media
Enterprises Ltd. — Class A*	1,890	5,802
K12, Inc.*	306	5,594
UCP, Inc. — Class A*	379	5,344
Total Consumer Discretionary		2,864,121
ENERGY - 10.8%
Clayton Williams Energy, Inc.*	486	37,825
Crosstex Energy, Inc.	1,215	37,288
Emerald Oil, Inc.*	3,909	34,008
Penn Virginia Corp.*	3,958	33,683
Callon Petroleum Co.*	4,924	33,631
CARBO Ceramics, Inc.	267	33,466
Magnum Hunter Resources Corp.*	4,690	33,440
Parker Drilling Co.*	4,370	31,464
Geospace Technologies Corp.*	318	30,980
Carrizo Oil & Gas, Inc.*	699	30,644
PetroQuest Energy, Inc.*	6,434	30,368
Swift Energy Co.*	2,207	30,280
Delek US Holdings, Inc.	1,185	30,277
Diamondback Energy, Inc.*	585	30,215
Northern Oil and Gas, Inc.*	1,836	30,165
Contango Oil & Gas Co.	696	29,824
Basic Energy Services, Inc.*	2,000	29,340
Era Group, Inc.*	924	29,198
Alon USA Energy, Inc.	2,402	29,016
Panhandle Oil and Gas, Inc. — Class A	862	28,937
Kodiak Oil & Gas Corp.*	2,227	28,884
Abraxas Petroleum Corp.*	9,963	28,793
Alpha Natural Resources, Inc.*	4,103	28,721
Rosetta Resources, Inc.*	479	28,711
Mitcham Industries, Inc.*	1,725	28,704
Quicksilver Resources, Inc.*	13,406	28,689
Isramco, Inc.*	216	28,506
Halcon Resources Corp.*,1	5,470	28,335
Berry Petroleum Co. — Class A	593	28,316
Bill Barrett Corp.*	1,018	28,168
Pioneer Energy Services Corp.*	3,348	28,123
Westmoreland Coal Co.*	1,977	28,093
Triangle Petroleum Corp.*	2,653	28,042
Matrix Service Co.*	1,341	27,879
Matador Resources Co.*	1,511	27,818
Synergy Resources Corp.*	2,676	27,723
SEACOR Holdings, Inc.	283	27,677
C&J Energy Services, Inc.*	1,199	27,625
W&T Offshore, Inc.	1,446	27,604
PDC Energy, Inc.*	407	27,599
Comstock Resources, Inc.	1,613	27,598
Stone Energy Corp.*	791	27,574
Newpark Resources, Inc.*	2,157	27,502
Resolute Energy Corp.*	2,929	27,474
Approach Resources, Inc.*	973	27,390
Evolution Petroleum Corp.*	2,268	27,352
Nuverra Environmental Solutions,
Inc.*	11,180	27,279
Warren Resources, Inc.*	8,680	27,168
TETRA Technologies, Inc.*	2,090	27,107
Forum Energy Technologies, Inc.*	926	27,095
FX Energy, Inc.*	7,782	27,081
Western Refining, Inc.	838	27,042
Sanchez Energy Corp.*	948	27,027
Key Energy Services, Inc.*	3,456	27,026
RigNet, Inc.*	733	27,018
Targa Resources Corp.	348	26,991
SemGroup Corp. — Class A	446	26,934
Midstates Petroleum Company,
Inc.*	4,759	26,841
Athlon Energy, Inc.*	813	26,748
Gastar Exploration Ltd.*	6,155	26,590
Endeavour International Corp.*	4,469	26,546
Apco Oil and Gas International, Inc.*	1,736	26,422
Bonanza Creek Energy, Inc.*	522	26,382
Natural Gas Services Group, Inc.*	941	26,339
Green Plains Renewable Energy, Inc.	1,631	26,308
Willbros Group, Inc.*	2,695	26,303
Cloud Peak Energy, Inc.*	1,685	26,303
Equal Energy Ltd.	5,542	26,269
Tesco Corp.*	1,524	26,182
Exterran Holdings, Inc.*	908	25,923
Vantage Drilling Co.*	14,548	25,895
Gulf Island Fabrication, Inc.	1,025	25,851
Jones Energy, Inc. —
Class A*	1,599	25,600
BPZ Resources, Inc.*	12,717	25,561
Vaalco Energy, Inc.*	4,850	25,560
Bolt Technology Corp.	1,427	25,529
Rex Energy Corp.*	1,170	25,155
Cal Dive International, Inc.*	12,613	24,848
Energy XXI Bermuda Ltd.	851	24,730
Miller Energy Resources, Inc.*	3,601	24,343
Hornbeck Offshore Services, Inc.*	438	24,208
Hercules Offshore, Inc.*	3,517	23,916
Goodrich Petroleum Corp.*	1,021	23,881
REX American Resources Corp.*	825	23,793
Helix Energy Solutions Group, Inc.*	999	23,636
Arch Coal, Inc.	5,566	23,600
Solazyme, Inc.*	2,225	23,274
Clean Energy Fuels Corp.*,1	2,011	22,905
TGC Industries, Inc.	3,085	22,736
ION Geophysical Corp.*	4,859	22,546
Dawson Geophysical Co.*	769	22,486
Adams Resources & Energy, Inc.	426	22,054
Ur-Energy, Inc.*	20,895	21,940
EPL Oil & Gas, Inc.*	683	21,774
EXCO Resources, Inc.	3,695	19,990
Forest Oil Corp.*	4,103	19,448
Rentech, Inc.	10,965	18,750
Renewable Energy Group, Inc.*	1,653	18,034
Uranium Energy Corp.*	10,069	17,721
Scorpio Tankers, Inc.	1,139	13,144

60 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Bristow Group, Inc.	153	$12,312
Ship Finance International Ltd.	733	12,131
PHI, Inc.*	288	11,468
Gulfmark Offshore, Inc. — Class A	226	11,250
GasLog Ltd.	753	11,205
Teekay Tankers Ltd. — Class A	4,089	10,672
Nordic American Tankers Ltd.	1,252	10,216
Knightsbridge Tankers Ltd.	1,068	8,800
Frontline Ltd.*,1	4,089	8,669
Total Energy		2,783,504
FINANCIALS - 10.7%
Marlin Business Services Corp.	433	11,938
PHH Corp.*	478	11,496
ICG Group, Inc.*	668	10,895
eHealth, Inc.*	170	7,245
Western Alliance Bancorporation*	331	7,001
Altisource Residential Corp.	261	6,935
Virtus Investment Partners, Inc.*	34	6,920
WisdomTree Investments, Inc.*	497	6,908
MGIC Investment Corp.*	844	6,870
Washington Banking Co.	398	6,770
Home Federal Bancorp, Inc.	433	6,750
WSFS Financial Corp.	95	6,651
Tree.com, Inc.	225	6,640
Consumer Portfolio Services, Inc.*	985	6,619
CoBiz Financial, Inc.	607	6,586
World Acceptance Corp.*	63	6,560
Cowen Group, Inc. — Class A*	1,652	6,558
Sierra Bancorp	346	6,550
Greenlight Capital Re Ltd. — Class A*	212	6,527
Safeguard Scientifics, Inc.*	374	6,526
Tejon Ranch Co.*	176	6,516
First Commonwealth Financial Corp.	747	6,491
Provident Financial Services, Inc.	346	6,484
Meridian Interstate Bancorp, Inc.*	273	6,481
CNB Financial Corp.	323	6,463
Federal Agricultural Mortgage Corp. —
Class C	181	6,460
Sabra Health Care REIT, Inc.	240	6,456
Financial Institutions, Inc.	272	6,438
Alexander’s, Inc.	20	6,435
EMC Insurance Group, Inc.	189	6,434
1st Source Corp.	205	6,433
RLI Corp.	68	6,425
Janus Capital Group, Inc.	650	6,416
LaSalle Hotel Properties	205	6,365
PrivateBancorp, Inc. — Class A	261	6,358
PacWest Bancorp	167	6,354
Crawford & Co. — Class B	578	6,352
ConnectOne Bancorp, Inc.*	167	6,348
BancorpSouth, Inc.	287	6,343
AV Homes, Inc.*	331	6,322
Westwood Holdings Group, Inc.	118	6,293
Fidelity Southern Corp.	412	6,290
Astoria Financial Corp.	475	6,275
Regional Management Corp.*	196	6,274
Lakeland Financial Corp.	176	6,264
FelCor Lodging Trust, Inc.*	932	6,263
Simmons First National Corp. — Class A	191	6,253
DiamondRock Hospitality Co.	549	6,253
Oppenheimer Holdings, Inc. — Class A	315	6,246
Home BancShares, Inc.	184	6,234
Donegal Group, Inc. — Class A	393	6,229
Independent Bank Group, Inc.	165	6,225
Glacier Bancorp, Inc.	225	6,217
Sterling Bancorp*	530	6,212
S&T Bancorp, Inc.	253	6,204
Suffolk Bancorp*	317	6,197
Equity One, Inc.	257	6,196
CVB Financial Corp.	426	6,194
Third Point Reinsurance Ltd.*	397	6,193
Flushing Financial Corp.	308	6,188
First Midwest Bancorp, Inc.	372	6,186
First American Financial Corp.	239	6,181
Cousins Properties, Inc.	545	6,175
First Marblehead Corp.*	6,428	6,171
German American Bancorp, Inc.	227	6,170
Pinnacle Financial Partners, Inc.*	199	6,169
First NBC Bank Holding Co.*	231	6,156
Baldwin & Lyons, Inc. — Class B	225	6,149
Silvercrest Asset Management Group, Inc. —
Class A*	416	6,144
Penns Woods Bancorp, Inc.	120	6,144
Ladenburg Thalmann Financial Services,
Inc.*	2,925	6,143
Webster Financial Corp.	220	6,136
IBERIABANK Corp.	105	6,135
Employers Holdings, Inc.	204	6,134
Cathay General Bancorp	249	6,133
Gramercy Property Trust, Inc.*	1,341	6,128
UMB Financial Corp.	104	6,128
CNO Financial Group, Inc.	393	6,123
Aviv REIT, Inc.	241	6,121
Sovran Self Storage, Inc.	80	6,119
First Merchants Corp.	325	6,110
RCS Capital Corp. — Class A	347	6,107
Pacific Continental Corp.	443	6,105
Southwest Bancorp, Inc.*	381	6,100
Highwoods Properties, Inc.	158	6,099
Cedar Realty Trust, Inc.	1,067	6,093
TrustCo Bank Corp. NY	905	6,082
MarketAxess Holdings, Inc.	93	6,066
Tompkins Financial Corp.	123	6,066
OneBeacon Insurance Group Ltd. —
Class A	380	6,065
SY Bancorp, Inc.	202	6,062
Kansas City Life Insurance Co.	132	6,059
Prosperity Bancshares, Inc.	97	6,058
First Industrial Realty Trust, Inc.	335	6,053
StellarOne Corp.	260	6,053
Community Trust Bancorp, Inc.	142	6,048
CommunityOne Bancorp*	562	6,047
Texas Capital Bancshares, Inc.*	116	6,038
Pacific Premier Bancorp, Inc.*	434	6,037

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Community Bank System, Inc.	166	$6,027
American Assets Trust, Inc.	181	6,025
First of Long Island Corp.	153	6,021
HCI Group, Inc.	137	6,020
Symetra Financial Corp.	321	6,012
Encore Capital Group, Inc.*	123	6,009
Union First Market Bankshares
Corp.	249	6,006
National Health Investors, Inc.	96	6,002
Northwest Bancshares, Inc.	429	6,002
BancFirst Corp.	108	6,002
Acadia Realty Trust	225	6,001
ViewPoint Financial Group, Inc.	275	5,998
Universal Insurance Holdings, Inc.	765	5,998
First Financial Holdings, Inc.	100	5,993
Bryn Mawr Bank Corp.	215	5,990
NewBridge Bancorp*	801	5,975
State Bank Financial Corp.	350	5,971
Trico Bancshares	236	5,968
Nelnet, Inc. — Class A	140	5,968
DCT Industrial Trust, Inc.	770	5,968
First Financial Bankshares, Inc.	97	5,966
RAIT Financial Trust	789	5,957
Select Income REIT	216	5,951
Home Loan Servicing Solutions Ltd.	252	5,950
Flagstar Bancorp, Inc.*	367	5,949
PS Business Parks, Inc.	73	5,949
Ryman Hospitality Properties, Inc.	161	5,943
Kennedy-Wilson Holdings, Inc.	296	5,932
AMERISAFE, Inc.	154	5,929
Bridge Capital Holdings*	337	5,928
Health Insurance Innovations, Inc. —
Class A*	488	5,924
Preferred Bank/Los Angeles CA*	308	5,920
American Realty Capital Properties, Inc.	446	5,918
BBCN Bancorp, Inc.	399	5,917
CU Bancorp*	318	5,915
OceanFirst Financial Corp.	336	5,910
California First National Bancorp	331	5,908
Hanmi Financial Corp.	338	5,908
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	482	5,905
iStar Financial, Inc.*	467	5,898
Center Bancorp, Inc.	394	5,894
Trustmark Corp.	217	5,894
Hingham Institution for Savings	81	5,890
Geo Group, Inc.	167	5,890
Taylor Capital Group, Inc.*	256	5,888
Bridge Bancorp, Inc.	255	5,888
Bar Harbor Bankshares	156	5,887
Ramco-Gershenson Properties Trust	362	5,886
Resource America, Inc. —
Class A	682	5,886
DFC Global Corp.*	486	5,881
Renasant Corp.	205	5,879
LTC Properties, Inc.	149	5,878
Gladstone Commercial Corp.	311	5,878
Bank of Kentucky Financial Corp.	204	5,877
C&F Financial Corp.	109	5,876
Northrim BanCorp, Inc.	234	5,873
Univest Corporation of Pennsylvania	294	5,871
Washington Real Estate Investment
Trust	224	5,871
City Holding Co.	129	5,870
Chambers Street Properties	629	5,869
Capital Bank Financial Corp. —
Class A*	264	5,866
Customers Bancorp, Inc.*	350	5,863
Pebblebrook Hotel Trust	194	5,859
EastGroup Properties, Inc.	92	5,857
Stifel Financial Corp.*	143	5,856
Washington Trust Bancorp, Inc.	178	5,854
Peoples Bancorp, Inc.	261	5,852
Banco Latinoamericano de
Comercio Exterior S.A. — Class E	223	5,849
Investors Real Estate Trust	678	5,844
Radian Group, Inc.	401	5,843
Universal Health Realty Income Trust	133	5,841
Agree Realty Corp.	185	5,840
MainSource Financial Group, Inc.	360	5,839
MVC Capital, Inc.	422	5,836
Hudson Pacific Properties, Inc.	282	5,835
International. FCStone, Inc.*	285	5,831
Solar Capital Ltd.	254	5,829
International Bancshares Corp.	255	5,827
ESSA Bancorp, Inc.	531	5,820
MetroCorp Bancshares, Inc.	406	5,818
Physicians Realty Trust	463	5,815
Associated Estates Realty Corp.	379	5,814
Medical Properties Trust, Inc.	445	5,803
FNB Corp.	463	5,792
Capital City Bank Group, Inc.*	470	5,781
Sandy Spring Bancorp, Inc.	236	5,780
Walter Investment Management
Corp.*	153	5,779
Banner Corp.	151	5,777
NBT Bancorp, Inc.	237	5,776
Ambac Financial Group, Inc.*	286	5,774
CYS Investments, Inc.	680	5,773
PennyMac Mortgage Investment Trust	250	5,768
Apollo Commercial Real Estate Finance,
Inc.	358	5,767
Portfolio Recovery Associates,
Inc.*	97	5,767
Kearny Financial Corp.*	549	5,765
West Bancorporation, Inc.	417	5,763
Healthcare Realty Trust, Inc.	240	5,762
Infinity Property & Casualty Corp.	84	5,761
BankFinancial Corp.	620	5,760
Thomas Properties Group, Inc.	847	5,760
Potlatch Corp.	141	5,757
Primerica, Inc.	134	5,755
Franklin Street Properties Corp.	436	5,755
CubeSmart	315	5,755

62 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Kite Realty Group Trust	899	$5,754
EPR Properties	112	5,753
Beneficial Mutual Bancorp, Inc.*	590	5,753
Enterprise Financial Services Corp.	319	5,752
First Bancorp, Inc.	330	5,745
Enterprise Bancorp, Inc.	294	5,745
National Penn Bancshares, Inc.	553	5,735
TCP Capital Corp.	344	5,734
Saul Centers, Inc.	122	5,734
Ashford Hospitality Trust, Inc.	439	5,733
Merchants Bancshares, Inc.	191	5,726
First Community Bancshares, Inc.	343	5,725
Virginia Commerce Bancorp, Inc.*	357	5,723
1st United Bancorp, Inc.	749	5,722
Platinum Underwriters Holdings Ltd.	92	5,721
First Federal Bancshares of Arkansas,
Inc.*	637	5,720
New York Mortgage Trust, Inc.	891	5,720
HFF, Inc. — Class A	233	5,720
AmREIT, Inc. — Class B	325	5,720
GSV Capital Corp.*	374	5,718
Main Street Capital Corp.	188	5,715
Heritage Oaks Bancorp*	834	5,713
Sunstone Hotel Investors, Inc.	431	5,711
Heritage Commerce Corp.	733	5,710
Heritage Financial Corp.	354	5,710
Glimcher Realty Trust	557	5,709
Centerstate Banks, Inc.	579	5,709
RLJ Lodging Trust	226	5,709
United Community Financial Corp.*	1,427	5,708
United Community Banks, Inc.*	366	5,706
Evercore Partners, Inc. —
Class A	113	5,703
Capitol Federal Financial, Inc.	450	5,702
TICC Capital Corp.	570	5,700
First Interstate Bancsystem, Inc. —
Class A	227	5,700
Wintrust Financial Corp.	131	5,700
Monmouth Real Estate Investment
Corp. — Class A	618	5,698
Hercules Technology Growth
Capital, Inc.	369	5,697
Meadowbrook Insurance Group, Inc.	858	5,697
Park Sterling Corp.	875	5,696
First Busey Corp.	1,101	5,692
Central Pacific Financial Corp.	309	5,692
Investors Bancorp, Inc.	240	5,690
Bank of the Ozarks, Inc.	115	5,690
Safety Insurance Group, Inc.	104	5,688
Investment Technology
Group, Inc.*	355	5,687
Banc of California, Inc.	403	5,686
Old National Bancorp	391	5,685
Wilshire Bancorp, Inc.	671	5,683
Chatham Lodging Trust	301	5,677
Sterling Financial Corp.	196	5,676
Selective Insurance Group, Inc.	216	5,674
Medley Capital Corp.	407	5,674
MB Financial, Inc.	191	5,673
Apollo Investment Corp.	665	5,672
Chemung Financial Corp.	161	5,672
New Residential Investment Corp.	858	5,671
Palmetto Bancshares, Inc.*	422	5,663
Anworth Mortgage Asset Corp.	1,153	5,661
Alexander & Baldwin, Inc.*	153	5,661
Berkshire Hills Bancorp, Inc.	223	5,658
Chesapeake Lodging Trust	240	5,657
CyrusOne, Inc.	290	5,652
Pzena Investment Management, Inc. —
Class A	786	5,651
Lexington Realty Trust	483	5,651
Camden National Corp.	140	5,649
Government Properties Income Trust	231	5,648
Greenhill & Company, Inc.	110	5,643
United Fire Group, Inc.	178	5,643
Rockville Financial, Inc.	429	5,641
Ellington Residential Mortgage REIT	361	5,639
Terreno Realty Corp.	317	5,636
First Financial Corp.	163	5,630
Arrow Financial Corp.	218	5,627
Park National Corp.	71	5,625
Diamond Hill Investment
Group, Inc.	51	5,624
Horace Mann Educators Corp.	203	5,623
Horizon Technology Finance Corp.	417	5,621
First Financial Bancorp	362	5,618
Great Southern Bancorp, Inc.	200	5,616
WesBanco, Inc.	191	5,615
First Financial Northwest, Inc.	518	5,615
FirstMerit Corp.	250	5,615
Golub Capital BDC, Inc.	319	5,614
UMH Properties, Inc.	558	5,613
Seacoast Banking Corporation of
Florida*	2,462	5,613
SWS Group, Inc.*	997	5,613
Education Realty Trust, Inc.	614	5,612
Manning & Napier, Inc. — Class A	338	5,611
Cardinal Financial Corp.	340	5,610
CapLease, Inc.	660	5,610
WhiteHorse Finance, Inc.	364	5,609
PennantPark Investment Corp.	498	5,607
BBX Capital Corp. — Class A*	425	5,606
Fidus Investment Corp.	276	5,606
Territorial Bancorp, Inc.	257	5,605
Montpelier Re Holdings Ltd.	203	5,605
Cohen & Steers, Inc.	146	5,601
Solar Senior Capital Ltd.	307	5,600
Eastern Insurance Holdings, Inc.	229	5,597
Home Bancorp, Inc.*	308	5,596
Retail Opportunity Investments Corp.	378	5,594
EverBank Financial Corp.	370	5,594
Strategic Hotels & Resorts, Inc.*	643	5,594
Tristate Capital Holdings, Inc.*	447	5,592
Mercantile Bank Corp.	256	5,591

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

United Bankshares, Inc.	189	$5,591
Lakeland Bancorp, Inc.	490	5,586
Hersha Hospitality Trust — Class A	985	5,585
Colony Financial, Inc.	276	5,583
Clifton Savings Bancorp, Inc.	442	5,582
LCNB Corp.	277	5,582
Stellus Capital Investment Corp.	376	5,580
JAVELIN Mortgage Investment Corp.	470	5,579
First Defiance Financial Corp.	216	5,577
Sun Communities, Inc.	125	5,571
Inland Real Estate Corp.	521	5,569
Southside Bancshares, Inc.	204	5,569
Urstadt Biddle Properties, Inc. —
Class A	282	5,567
First Security Group, Inc.*	2,742	5,566
Chemical Financial Corp.	190	5,565
First Cash Financial Services, Inc.*	92	5,565
Access National Corp.	383	5,565
PICO Holdings, Inc.*	237	5,565
Piper Jaffray Cos.*	155	5,563
TowneBank	382	5,562
Independent Bank Corp.	155	5,561
Fox Chase Bancorp, Inc.	322	5,561
Credit Acceptance Corp.*	47	5,560
Westamerica Bancorporation	108	5,560
Parkway Properties, Inc.	307	5,560
Boston Private Financial Holdings,
Inc.	488	5,558
Garrison Capital, Inc.	377	5,553
Silver Bay Realty Trust Corp.	359	5,550
Columbia Banking System, Inc.	216	5,549
Guaranty Bancorp	411	5,549
Investors Title Co.	71	5,548
VantageSouth Bancshares, Inc.*	1,133	5,540
Fifth Street Finance Corp.	543	5,539
Forestar Group, Inc.*	248	5,538
Northfield Bancorp, Inc.	428	5,534
KCG Holdings, Inc. — Class A*	633	5,532
Invesco Mortgage Capital, Inc.	358	5,531
Gladstone Investment Corp.	782	5,529
Calamos Asset Management, Inc. —
Class A	563	5,529
Amtrust Financial Services, Inc.	144	5,524
Westfield Financial, Inc.	766	5,523
Resource Capital Corp.	896	5,510
Ameris Bancorp*	301	5,508
Hancock Holding Co.	168	5,507
Dynex Capital, Inc.	637	5,504
PennantPark Floating Rate Capital Ltd.	414	5,502
Citizens, Inc.*	655	5,502
American Equity Investment Life
Holding Co.	264	5,502
Argo Group International
Holdings Ltd.	131	5,499
Apollo Residential Mortgage, Inc.	365	5,497
Ares Commercial Real Estate Corp.	442	5,494
Intervest Bancshares Corp. — Class A*	753	5,489
Bank of Marin Bancorp	129	5,489
Getty Realty Corp.	286	5,485
BlackRock Kelso Capital Corp.	584	5,484
Oritani Financial Corp.	338	5,482
Stewart Information Services Corp.	175	5,481
Waterstone Financial, Inc.*	515	5,480
American Residential Properties, Inc.*	318	5,479
NGP Capital Resources Co.	736	5,476
HomeTrust Bancshares, Inc.*	339	5,475
Ames National Corp.	243	5,475
JMP Group, Inc.	853	5,468
Peapack Gladstone Financial Corp.	298	5,465
Dime Community Bancshares, Inc.	334	5,464
Winthrop Realty Trust	464	5,461
American National Bankshares, Inc.	238	5,460
HomeStreet, Inc.	287	5,459
Bank Mutual Corp.	858	5,457
One Liberty Properties, Inc.	258	5,454
Yadkin Financial Corp.*	332	5,451
Umpqua Holdings Corp.	333	5,451
Gladstone Capital Corp.	618	5,451
Medallion Financial Corp.	359	5,450
Roma Financial Corp.*	280	5,449
Rexford Industrial Realty, Inc.*	400	5,448
MidWestOne Financial Group, Inc.	206	5,443
National Bank Holdings Corp. —
Class A	259	5,439
Enstar Group Ltd.*	40	5,437
Meta Financial Group, Inc.	146	5,434
Summit Hotel Properties, Inc.	591	5,431
BNC Bancorp	414	5,428
Century Bancorp, Inc. —
Class A	167	5,428
THL Credit, Inc.	334	5,428
ARMOUR Residential REIT, Inc.	1,316	5,422
Capstead Mortgage Corp.	458	5,418
New Mountain Finance Corp.	382	5,417
Triangle Capital Corp.	182	5,416
ZAIS Financial Corp.	311	5,411
National Western Life Insurance Co. —
Class A	26	5,408
Horizon Bancorp	249	5,406
Hallmark Financial Services, Inc.*	635	5,404
Consolidated-Tomoka Land Co.	144	5,403
Excel Trust, Inc.	447	5,400
Hudson Valley Holding Corp.	292	5,399
Navigators Group, Inc.*	96	5,399
Charter Financial Corp.	498	5,398
First Potomac Realty Trust	439	5,395
Pennsylvania Real Estate Investment Trust	297	5,385
CIFC Corp.	681	5,380
ESB Financial Corp.	404	5,377
MidSouth Bancorp, Inc.	354	5,374
GAMCO Investors, Inc. — Class A	75	5,363
Rouse Properties, Inc.	265	5,358
CoreSite Realty Corp.	165	5,353
NorthStar Realty Finance Corp.	573	5,346

64 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Eagle Bancorp, Inc.*	202	$5,343
First Bancorp	356	5,333
Macatawa Bank Corp.*	1,086	5,332
AG Mortgage Investment Trust, Inc.	326	5,327
FBR & Co.*	201	5,327
Phoenix Companies, Inc.*	138	5,323
Prospect Capital Corp.	469	5,318
Firsthand Technology Value Fund, Inc.*	228	5,315
DuPont Fabros Technology, Inc.	213	5,293
Campus Crest Communities, Inc.	527	5,275
Heartland Financial USA, Inc.	199	5,272
Hilltop Holdings, Inc.*	304	5,271
Global Indemnity plc —
Class A*	214	5,271
First Connecticut Bancorp, Inc.	359	5,270
STAG Industrial, Inc.	252	5,269
Farmers Capital Bank Corp.*	256	5,258
First BanCorp*	945	5,245
State Auto Financial Corp.	276	5,244
Redwood Trust, Inc.	299	5,238
American Capital Mortgage Investment
Corp.	274	5,236
FBL Financial Group, Inc. —
Class A	117	5,235
BGC Partners, Inc. —
Class A	983	5,230
Capital Southwest Corp.	159	5,226
KCAP Financial, Inc.	619	5,218
Nicholas Financial, Inc.	325	5,216
Independence Holding Co.	380	5,214
Franklin Financial Corp.	276	5,208
Metro Bancorp, Inc.*	244	5,207
NewStar Financial, Inc.*	299	5,206
MCG Capital Corp.	1,105	5,205
BofI Holding, Inc.*	86	5,196
Susquehanna Bancshares, Inc.	440	5,185
United Financial Bancorp, Inc.	330	5,174
Whitestone REIT — Class B	375	5,171
Arlington Asset Investment Corp. —
Class A	209	5,156
Armada Hoffler Properties, Inc.	535	5,147
Financial Engines, Inc.	92	5,140
Citizens & Northern Corp.	260	5,138
National Bankshares, Inc.	146	5,132
Imperial Holdings, Inc.*	874	5,122
Western Asset Mortgage Capital Corp.	317	5,107
Brookline Bancorp, Inc.	574	5,091
Hampton Roads Bankshares, Inc.*	3,603	5,080
Bancorp, Inc.*	313	5,061
EZCORP, Inc. — Class A*	321	5,049
OFG Bancorp	337	4,991
Cascade Bancorp*	964	4,984
FXCM, Inc. — Class A	304	4,983
NASB Financial, Inc.*	193	4,970
OmniAmerican Bancorp, Inc.*	226	4,954
Maiden Holdings Ltd.	452	4,949
National Interstate Corp.	188	4,912
Fortegra Financial Corp.*	661	4,872
Middleburg Financial Corp.	264	4,836
PennyMac Financial Services, Inc. —
Class A*	300	4,830
Cash America International, Inc.	122	4,813
Green Dot Corp. — Class A*	224	4,807
Provident Financial Holdings, Inc.	316	4,791
Doral Financial Corp.*	281	4,749
Sun Bancorp, Inc.*	1,438	4,745
Walker & Dunlop, Inc.*	364	4,725
Republic Bancorp, Inc. — Class A	199	4,581
GFI Group, Inc.	1,312	4,553
Gain Capital Holdings, Inc.	391	4,094
Tower Group International Ltd.	681	2,472
Total Financials		2,757,185
HEALTH CARE - 10.7%
PhotoMedex, Inc.*	2,905	36,719
Zogenix, Inc.*	5,379	15,760
Cardiovascular Systems, Inc.*	493	14,963
Zeltiq Aesthetics, Inc.*	1,131	14,669
TherapeuticsMD, Inc.*	3,378	14,255
Natus Medical, Inc.*	698	13,772
Fluidigm Corp.*	435	13,703
Dyax Corp.*	1,633	13,423
CryoLife, Inc.	1,482	13,323
Ampio Pharmaceuticals, Inc.*	1,497	13,233
AtriCure, Inc.*	955	13,227
NeoGenomics, Inc.*	3,624	13,191
NuVasive, Inc.*	412	13,093
Accelerate Diagnostics, Inc.*	1,008	12,923
Anacor Pharmaceuticals, Inc.*	993	12,919
MiMedx Group, Inc.*	2,401	12,725
Rockwell Medical, Inc.*	1,102	12,695
Cambrex Corp.*	749	12,598
Geron Corp.*	3,182	12,569
ABIOMED, Inc.*	523	12,542
Merit Medical Systems, Inc.*	783	12,520
Spectranetics Corp.*	597	12,471
athenahealth, Inc.*	93	12,416
Ligand Pharmaceuticals, Inc. —
Class B*	237	12,267
Invacare Corp.	567	12,173
Vascular Solutions, Inc.*	620	12,164
Anika Therapeutics, Inc.*	407	12,157
Horizon Pharma, Inc.*	2,869	12,021
Cantel Medical Corp.	342	12,004
Align Technology, Inc.*	209	11,926
AMAG Pharmaceuticals, Inc.*	441	11,898
West Pharmaceutical Services, Inc.	246	11,894
Prothena Corporation plc*	494	11,876
Halozyme Therapeutics, Inc.*	1,015	11,825
AngioDynamics, Inc.*	746	11,727
Lannett Company, Inc.*	496	11,711
Affymetrix, Inc.*	1,647	11,644
Team Health Holdings, Inc.*	268	11,642
Thoratec Corp.*	266	11,489
Corvel Corp.*	276	11,482

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Cempra, Inc.*	1,010	$11,474
Medidata Solutions, Inc.*	104	11,472
Neogen Corp.*	248	11,439
Galena Biopharma, Inc.*,1	5,102	11,377
Insys Therapeutics, Inc.*	285	11,369
Opko Health, Inc.*	1,134	11,363
Momenta Pharmaceuticals, Inc.*	693	11,358
Integra LifeSciences Holdings Corp.*	248	11,353
Exactech, Inc.*	498	11,305
Insulet Corp.*	288	11,238
Acadia Healthcare Company, Inc.*	259	11,230
Endologix, Inc.*	619	11,185
Analogic Corp.	121	11,160
Cyberonics, Inc.*	193	11,148
Harvard Bioscience, Inc.*	1,890	11,132
Greatbatch, Inc.*	292	11,131
Hanger, Inc.*	303	11,120
Amsurg Corp. — Class A*	259	11,109
Akorn, Inc.*	542	11,078
PharMerica Corp.*	750	11,070
Cutera, Inc.*	1,098	11,035
Tetraphase Pharmaceuticals, Inc.*	880	11,026
IPC The Hospitalist Company, Inc.*	201	11,013
ZIOPHARM Oncology, Inc.*	3,103	10,985
Globus Medical, Inc. — Class A*	567	10,886
Tornier N.V.*	505	10,863
Questcor Pharmaceuticals, Inc.	177	10,862
Bio-Reference Labs, Inc.*	333	10,793
OraSure Technologies, Inc.*	1,655	10,791
Sunesis Pharmaceuticals, Inc.*	2,152	10,782
Cerus Corp.*	1,701	10,733
Pacira Pharmaceuticals, Inc.*	212	10,708
Owens & Minor, Inc.	286	10,702
CONMED Corp.	295	10,700
Lexicon Pharmaceuticals, Inc.*	4,457	10,697
Santarus, Inc.*	458	10,685
Medicines Co.*	315	10,685
Pozen, Inc.*	1,698	10,672
Providence Service Corp.*	357	10,671
Quality Systems, Inc.	467	10,657
Aratana Therapeutics, Inc.*	532	10,619
Receptos, Inc.*	415	10,607
KYTHERA Biopharmaceuticals, Inc.*	237	10,596
Durata Therapeutics, Inc.*	1,091	10,561
Omeros Corp.*	1,056	10,560
Select Medical Holdings Corp.	1,240	10,515
MWI Veterinary Supply, Inc.*	66	10,470
Albany Molecular Research, Inc.*	798	10,454
STERIS Corp.	231	10,439
Atrion Corp.	39	10,420
Cepheid, Inc.*	255	10,384
ArthroCare Corp.*	277	10,371
DexCom, Inc.*	360	10,343
Emergent Biosolutions, Inc.*	529	10,331
Capital Senior Living Corp.*	465	10,314
US Physical Therapy, Inc.	323	10,310
Meridian Bioscience, Inc.	417	10,308
Spectrum Pharmaceuticals, Inc.	1,199	10,299
Kindred Healthcare, Inc.	741	10,285
Raptor Pharmaceutical Corp.*	715	10,282
Sagent Pharmaceuticals, Inc.*	474	10,281
Air Methods Corp.	234	10,230
Wright Medical Group, Inc.*	376	10,216
Alliance HealthCare Services, Inc.*	405	10,210
Epizyme, Inc.*	266	10,193
Cell Therapeutics, Inc.*	5,788	10,187
NxStage Medical, Inc.*	767	10,178
Sucampo Pharmaceuticals, Inc. —
Class A*	1,639	10,162
HealthSouth Corp.	289	10,147
XOMA Corp.*	2,249	10,143
Ensign Group, Inc.	238	10,134
Staar Surgical Co.*	765	10,129
GenMark Diagnostics, Inc.*	837	10,128
Keryx Biopharmaceuticals, Inc.*	971	10,050
PDL BioPharma, Inc.	1,242	10,048
Emeritus Corp.*	523	10,021
MAKO Surgical Corp.*	336	10,016
Corcept Therapeutics, Inc.*	5,891	9,956
ExamWorks Group, Inc.*	385	9,952
Rochester Medical Corp.*	497	9,930
Supernus Pharmaceuticals, Inc.*,1	1,400	9,898
Dynavax Technologies Corp.*	8,047	9,898
Haemonetics Corp.*	244	9,897
Cross Country Healthcare, Inc.*	1,666	9,896
Antares Pharma, Inc.*	2,468	9,872
Hi-Tech Pharmacal Company, Inc.	229	9,868
Greenway Medical Technologies*	484	9,849
Skilled Healthcare Group, Inc. —
Class A*	2,312	9,849
Almost Family, Inc.	512	9,846
ViroPharma, Inc.*	253	9,821
Computer Programs & Systems, Inc.	172	9,811
Symmetry Medical, Inc.*	1,211	9,809
Gentiva Health Services, Inc.*	852	9,755
ImmunoGen, Inc.*,1	592	9,744
National Research Corp. —
Class A*	555	9,735
Repligen Corp.*	889	9,726
National Healthcare Corp.	201	9,724
Luminex Corp.*	498	9,711
Cornerstone Therapeutics, Inc.*	1,025	9,707
TESARO, Inc.*	252	9,702
Aegerion Pharmaceuticals, Inc.*	117	9,690
OvaScience, Inc.*	1,001	9,680
AVEO Pharmaceuticals, Inc.*	4,668	9,663
HeartWare International, Inc.*	133	9,650
Novavax, Inc.*	3,112	9,647
SurModics, Inc.*	409	9,644
Genomic Health, Inc.*	322	9,634
Vivus, Inc.*,1	1,026	9,634
Chemed Corp.	142	9,630

66 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Masimo Corp.	375	$9,608
BioDelivery Sciences International,
Inc.*	1,829	9,602
Amedisys, Inc.*	589	9,589
Vical, Inc.*	7,670	9,588
Utah Medical Products, Inc.	172	9,574
Magellan Health Services, Inc.*	163	9,568
Impax Laboratories, Inc.*	471	9,542
Five Star Quality Care, Inc.*	1,882	9,542
WellCare Health Plans, Inc.*	143	9,535
Biotime, Inc.*	2,625	9,529
Insmed, Inc.*	669	9,527
InterMune, Inc.*	673	9,483
NewLink Genetics Corp.*	566	9,481
Intrexon Corp.*	447	9,476
Universal American Corp.	1,272	9,438
Auxilium Pharmaceuticals, Inc.*	548	9,431
Chindex International, Inc.*	560	9,425
Depomed, Inc.*	1,307	9,410
SIGA Technologies, Inc.*	2,742	9,405
Landauer, Inc.	194	9,390
Accuray, Inc.*	1,390	9,383
Portola Pharmaceuticals, Inc.*	422	9,347
Cynosure, Inc. — Class A*	432	9,336
Triple-S Management Corp. —
Class B*	523	9,315
HealthStream, Inc.*	260	9,287
Chelsea Therapeutics International
Ltd.*	3,277	9,274
Peregrine Pharmaceuticals, Inc.*	7,171	9,251
Merge Healthcare, Inc.*	3,639	9,243
Orthofix International N.V.*	451	9,241
AVANIR Pharmaceuticals, Inc. —
Class A*	2,280	9,234
Nanosphere, Inc.*	4,735	9,233
Exact Sciences Corp.*	837	9,224
TearLab Corp.*	884	9,220
Curis, Inc.*	2,307	9,205
Threshold Pharmaceuticals, Inc.*	2,115	9,179
XenoPort, Inc.*	1,749	9,147
PAREXEL International Corp.*	200	9,142
Medical Action Industries, Inc.*	1,506	9,126
Arqule, Inc.*	4,056	9,126
MedAssets, Inc.*	396	9,120
ACADIA Pharmaceuticals, Inc.*	401	9,115
Omnicell, Inc.*	395	9,113
Alnylam Pharmaceuticals, Inc.*	157	9,045
SciClone Pharmaceuticals, Inc.*	1,911	9,039
Targacept, Inc.*	1,892	8,987
Unilife Corp.*,1	2,958	8,963
ICU Medical, Inc.*	145	8,961
Furiex Pharmaceuticals, Inc.*	229	8,954
HMS Holdings Corp.*	422	8,917
Biolase, Inc.*	4,757	8,896
Molina Healthcare, Inc.*	281	8,891
ChemoCentryx, Inc.*	1,795	8,885
Sangamo Biosciences, Inc.*	947	8,873
Accretive Health, Inc.*	1,071	8,846
Derma Sciences, Inc.*	761	8,805
Isis Pharmaceuticals, Inc.*	264	8,783
AMN Healthcare Services, Inc.*	708	8,779
Alphatec Holdings, Inc.*	4,804	8,743
Amicus Therapeutics, Inc.*	4,107	8,707
Centene Corp.*	155	8,705
Acorda Therapeutics, Inc.*	284	8,693
Addus HomeCare Corp.*	336	8,686
Enanta Pharmaceuticals, Inc.*	435	8,683
Rigel Pharmaceuticals, Inc.*	2,804	8,664
NPS Pharmaceuticals, Inc.*	301	8,663
Exelixis, Inc.*	1,752	8,637
Quidel Corp.*	349	8,620
LHC Group, Inc.*	418	8,611
KaloBios Pharmaceuticals, Inc.*	2,138	8,573
Dendreon Corp.*,1	3,331	8,561
Solta Medical, Inc.*	4,625	8,556
Enzon Pharmaceuticals, Inc.	5,754	8,516
OncoMed Pharmaceuticals, Inc.*	612	8,513
Esperion Therapeutics, Inc.*	543	8,509
Synergy Pharmaceuticals, Inc.*	2,106	8,508
Agios Pharmaceuticals, Inc.*	367	8,500
Conatus Pharmaceuticals, Inc.*	952	8,473
Abaxis, Inc.	237	8,468
Intercept Pharmaceuticals, Inc.*	156	8,461
Vocera Communications, Inc.*	497	8,365
Neurocrine Biosciences, Inc.*	879	8,298
Sarepta Therapeutics, Inc.*	213	8,294
Array BioPharma, Inc.*	1,650	8,283
Cytori Therapeutics, Inc.*	3,999	8,238
Synageva BioPharma Corp.*	161	8,179
PTC Therapeutics, Inc.*	453	8,149
MannKind Corp.*	1,666	8,147
Volcano Corp.*	424	8,128
Ironwood Pharmaceuticals, Inc. —
Class A*	835	8,024
MEI Pharma, Inc.*	995	7,980
GTx, Inc.*	4,646	7,945
Cadence Pharmaceuticals, Inc.*	1,607	7,923
Osiris Therapeutics, Inc.*	595	7,919
Bluebird Bio, Inc.*	371	7,884
Cytokinetics, Inc.*	1,297	7,795
Clovis Oncology, Inc.*	152	7,769
Infinity Pharmaceuticals, Inc.*	571	7,737
Verastem, Inc.*	770	7,700
Orexigen Therapeutics, Inc.*	1,573	7,676
OncoGenex Pharmaceutical, Inc.*	1,090	7,663
Endocyte, Inc.*	733	7,645
BioScrip, Inc.*	1,075	7,536
Pernix Therapeutics Holdings*	3,599	7,522
Arena Pharmaceuticals, Inc.*	1,709	7,503
Chimerix, Inc.*	495	7,499
RTI Surgical, Inc.*	2,682	7,483
Navidea Biopharmaceuticals, Inc.*	3,693	7,386

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Regulus Therapeutics, Inc.*	1,059	$7,381
Fibrocell Science, Inc.*	1,983	7,337
Synta Pharmaceuticals Corp.*,1	1,615	7,332
Hyperion Therapeutics, Inc.*	362	7,251
Sequenom, Inc.*	3,720	7,142
Nektar Therapeutics*	738	7,018
Merrimack Pharmaceuticals, Inc.*	2,605	6,981
Progenics Pharmaceuticals, Inc.*	1,914	6,967
Puma Biotechnology, Inc.*	179	6,857
Pacific Biosciences of California, Inc.*	1,655	6,802
Celldex Therapeutics, Inc.*	296	6,781
Stemline Therapeutics, Inc.*	235	6,540
Repros Therapeutics, Inc.*	352	6,350
Idenix Pharmaceuticals, Inc.*	1,900	6,251
AcelRx Pharmaceuticals, Inc.*	929	6,243
Immunomedics, Inc.*	1,617	6,128
Vanda Pharmaceuticals, Inc.*	835	5,979
Onconova Therapeutics, Inc.*	378	5,950
Cellular Dynamics International, Inc.*	415	5,856
Alimera Sciences, Inc.*	2,653	5,677
Healthways, Inc.*	539	5,191
TG Therapeutics, Inc.*	1,434	5,177
Achillion Pharmaceuticals, Inc.*	1,398	3,509
Coronado Biosciences, Inc.*	1,424	2,378
Total Health Care		2,751,861
CONSUMER STAPLES - 10.5%
Pantry, Inc.*	3,993	53,466
WD-40 Co.	722	52,338
Diamond Foods, Inc.*	2,110	51,505
Orchids Paper Products Co.	1,671	50,966
Hain Celestial Group, Inc.*	610	50,770
Rite Aid Corp.*	9,513	50,704
United Natural Foods, Inc.*	697	49,801
TreeHouse Foods, Inc.*	678	49,670
Natural Grocers by Vitamin Cottage,
Inc.*	1,240	49,476
J&J Snack Foods Corp.	578	49,459
Lancaster Colony Corp.	591	49,047
Nash Finch Co.	1,746	48,993
Spartan Stores, Inc.	2,081	48,966
Andersons, Inc.	658	48,810
John B Sanfilippo & Son, Inc.	1,978	48,619
Snyders-Lance, Inc.	1,621	48,614
Roundy’s, Inc.	5,221	48,555
Post Holdings, Inc.*	1,128	48,448
Universal Corp.	907	48,098
Cal-Maine Foods, Inc.	945	47,940
Alliance One International, Inc.*	16,094	47,799
Limoneira Co.	1,809	47,649
Weis Markets, Inc.	928	47,486
Tootsie Roll Industries, Inc.	1,483	47,456
Susser Holdings Corp.*	864	47,382
Chefs’ Warehouse, Inc.*	1,974	47,297
Boulder Brands, Inc.*	2,873	47,088
Nutraceutical International Corp.	1,951	46,922
Spectrum Brands Holdings, Inc.	710	46,803
National Beverage Corp.	2,553	46,745
Vector Group Ltd.	2,886	46,667
Harris Teeter Supermarkets, Inc.	946	46,657
Casey’s General Stores, Inc.	640	46,643
Coca-Cola Bottling Company
Consolidated	736	46,604
Dole Food Company, Inc.*	3,438	46,585
Seaboard Corp.	17	46,410
Nature’s Sunshine Products, Inc.	2,435	45,997
Female Health Co.	4,830	45,982
Fairway Group Holdings Corp.*	1,861	45,464
Seneca Foods Corp. — Class A*	1,541	45,182
Annie’s, Inc.*	945	44,651
B&G Foods, Inc. — Class A	1,316	44,547
Calavo Growers, Inc.	1,500	44,535
Sanderson Farms, Inc.	694	43,868
Village Super Market, Inc. — Class A	1,193	43,735
Boston Beer Company, Inc. — Class A*	189	43,393
Lifevantage Corp.*	19,545	42,804
Star Scientific, Inc.*,1	23,613	42,740
Omega Protein Corp.*	4,560	42,682
Ingles Markets, Inc. — Class A	1,652	42,638
Fresh Del Monte Produce, Inc.	1,539	40,922
SUPERVALU, Inc.*	5,598	39,354
Medifast, Inc.*	1,681	39,184
Pilgrim’s Pride Corp.*	2,678	37,947
Chiquita Brands International, Inc.*	3,567	36,918
USANA Health Sciences, Inc.*	541	36,912
Oil-Dri Corporation of America	658	23,352
Darling International, Inc.*	526	12,240
PriceSmart, Inc.	103	11,720
Inter Parfums, Inc.	331	11,638
Central Garden and Pet Co. —
Class A*	1,443	10,620
Prestige Brands Holdings, Inc.*	312	9,744
Elizabeth Arden, Inc.*	263	9,518
Revlon, Inc. —
Class A*	359	8,526
Harbinger Group, Inc.*	558	6,077
Griffin Land & Nurseries, Inc.	181	5,973
Total Consumer Staples		2,705,301
MATERIALS - 7.5%
US Silica Holdings, Inc.	918	31,965
Ferro Corp.*	2,475	31,754
SunCoke Energy, Inc.*	1,532	30,640
Walter Energy, Inc.	1,862	29,587
Zep, Inc.	1,383	27,508
KapStone Paper and Packaging Corp.	514	26,707
Haynes International, Inc.	495	26,681
Resolute Forest Products, Inc.*	1,663	26,591
Worthington Industries, Inc.	653	26,473
HB Fuller Co.	548	26,233
Minerals Technologies, Inc.	455	25,767
Arabian American Development Co.*	2,826	25,717
Tredegar Corp.	863	25,217
Globe Specialty Metals, Inc.	1,437	25,205
US Concrete, Inc.*	1,153	25,193
A. Schulman, Inc.	757	25,072

68 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Balchem Corp.	429	$24,565
Sensient Technologies Corp.	470	24,501
AK Steel Holding Corp.*	5,524	24,306
Kraton Performance Polymers, Inc.*	1,138	24,205
Horsehead Holding Corp.*	1,668	24,203
Commercial Metals Co.	1,306	23,978
Clearwater Paper Corp.*	459	23,969
Calgon Carbon Corp.*	1,198	23,900
Flotek Industries, Inc.*	1,117	23,881
Neenah Paper, Inc.	577	23,738
LSB Industries, Inc.*	646	23,721
Koppers Holdings, Inc.	531	23,635
Schnitzer Steel Industries, Inc. —
Class A	809	23,493
RTI International Metals, Inc.*	690	23,391
Chemtura Corp.*	954	23,373
Quaker Chemical Corp.	307	23,304
Noranda Aluminum Holding Corp.	8,551	23,259
UFP Technologies, Inc.*	1,008	23,234
Century Aluminum Co.*	2,656	23,054
OMNOVA Solutions, Inc.*	2,637	22,942
Marrone Bio Innovations, Inc.*	1,320	22,942
OM Group, Inc.*	671	22,814
Axiall Corp.	586	22,790
Stepan Co.	384	22,606
Schweitzer-Mauduit International,
Inc.	364	22,524
Innospec, Inc.	489	22,523
Zoltek Companies, Inc.*	1,348	22,512
PolyOne Corp.	740	22,422
Chase Corp.	740	22,392
Universal Stainless & Alloy Products,
Inc.*	686	22,172
Stillwater Mining Co.*	2,023	22,071
Deltic Timber Corp.	345	22,039
Handy & Harman Ltd.*	951	21,959
PH Glatfelter Co.	836	21,903
Olympic Steel, Inc.	800	21,896
Graphic Packaging Holding Co.*	2,594	21,790
Louisiana-Pacific Corp.*	1,274	21,671
Taminco Corp.*	1,085	21,667
Penford Corp.*	1,592	21,651
American Vanguard Corp.	826	21,559
AMCOL International Corp.	672	21,558
Hecla Mining Co.	6,885	21,481
Coeur Mining, Inc.*	1,759	21,477
Landec Corp.*	1,834	21,476
Midway Gold Corp.*	22,833	21,463
Boise Cascade Co.*	838	21,461
Kaiser Aluminum Corp.	318	21,449
Headwaters, Inc.*	2,448	21,371
Berry Plastics Group, Inc.*	1,063	21,345
Innophos Holdings, Inc.	425	21,301
Olin Corp.	943	21,227
FutureFuel Corp.	1,202	20,927
Hawkins, Inc.	580	20,886
United States Lime & Minerals, Inc.*	375	20,835
Paramount Gold and Silver Corp.*,1	17,171	20,777
General Moly, Inc.*	12,585	20,639
Intrepid Potash, Inc.	1,371	20,359
Wausau Paper Corp.	1,728	20,218
Materion Corp.	676	20,152
Allied Nevada Gold Corp.*	4,867	19,857
KMG Chemicals, Inc.	993	19,840
Myers Industries, Inc.	1,102	19,638
American Pacific Corp.*	425	19,346
AEP Industries, Inc.*	322	19,133
Texas Industries, Inc.*	338	18,151
Gold Resource Corp.	3,300	17,127
Molycorp, Inc.*	3,072	15,575
AM Castle & Co.*	689	9,860
Advanced Emissions Solutions, Inc.*	260	9,820
Total Materials		1,923,614
UTILITIES - 6.1%
NRG Yield, Inc. — Class A*	1,449	51,324
Southwest Gas Corp.	880	47,749
California Water Service Group	2,175	47,415
PNM Resources, Inc.	1,939	46,381
El Paso Electric Co.	1,317	46,319
UNS Energy Corp.	936	46,313
Otter Tail Corp.	1,546	46,117
IDACORP, Inc.	890	45,924
WGL Holdings, Inc.	1,017	45,775
American States Water Co.	1,605	45,710
Laclede Group, Inc.	969	45,611
ALLETE, Inc.	902	45,578
NorthWestern Corp.	994	45,565
Atlantic Power Corp.[1]	10,142	45,538
Northwest Natural Gas Co.	1,040	45,167
Piedmont Natural Gas Company, Inc.	1,320	45,065
New Jersey Resources Corp.	979	45,063
Empire District Electric Co.	2,001	45,002
Avista Corp.	1,616	44,909
Black Hills Corp.	883	44,786
Chesapeake Utilities Corp.	822	44,725
South Jersey Industries, Inc.	750	44,663
Cleco Corp.	963	44,625
Unitil Corp.	1,475	44,575
Artesian Resources Corp. —
Class A	1,939	44,403
Portland General Electric Co.	1,537	44,112
MGE Energy, Inc.	783	44,091
Consolidated Water Company Ltd.	2,925	43,992
Connecticut Water Service, Inc.	1,371	43,941
UIL Holdings Corp.	1,134	43,682
York Water Co.	2,106	43,615
Dynegy, Inc.*	2,226	43,251
SJW Corp.	1,531	43,220
Ormat Technologies, Inc.	1,631	42,520
Middlesex Water Co.	2,045	42,393
Total Utilities		1,579,119

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

TELECOMMUNICATION SERVICES - 4.2%
Inteliquent, Inc.	4,586	$58,928
Shenandoah Telecommunications Co.	1,921	53,269
IDT Corp. — Class B	2,424	53,061
Vonage Holdings Corp.*	13,800	51,474
ORBCOMM, Inc.*	8,480	51,134
NTELOS Holdings Corp.	2,532	48,209
Cogent Communications Group, Inc.	1,351	47,461
Atlantic Tele-Network, Inc.	850	47,107
8x8, Inc.*	4,057	46,493
Consolidated Communications Holdings,
Inc.	2,492	46,426
USA Mobility, Inc.	3,026	45,148
Lumos Networks Corp.	2,051	45,143
Leap Wireless International, Inc.*	2,799	45,064
Cincinnati Bell, Inc.*	15,630	44,702
General Communication, Inc. —
Class A*	4,659	44,307
Fairpoint Communications, Inc.*	4,725	44,132
Cbeyond, Inc.*	6,845	44,082
Hawaiian Telcom Holdco, Inc.*	1,645	43,724
Towerstream Corp.*	17,792	42,701
Premiere Global Services, Inc.*	4,473	40,302
inContact, Inc.*	5,223	39,643
Iridium Communications, Inc.*	6,320	38,110
magicJack VocalTec Ltd.*	3,352	37,811
NII Holdings, Inc.*	7,057	24,276
Total Telecommunication Services		1,082,707
Total Common Stocks
(Cost $21,658,498)		25,496,411

WARRANTS - 0.0%
Tejon Ranch Co.†
$40.00, 08/31/16*	22	118
Magnum Hunter Corp.††	—	—
Total Warrants
(Cost $129)		118
RIGHTS - 0.0%
Caesars Entertainment Corp.*
Expires 12/02/13†††	470	$1,749
Cubist Pharmaceuticals, Inc.†	782	1,509
Omthera Pharmaceuticals, Inc.*,††	449	269
Total Rights
(Cost $1,515)		3,527

EXCHANGE TRADED FUNDS† - 0.8%
iShares Russell 2000 ETF	1,870	204,260
Total Exchange Traded Funds
(Cost $200,714)		204,260

SHORT TERM INVESTMENTS† - 0.4%
Federated U.S. Treasury Cash
Reserve Fund	95,372	95,372
Total Short Term Investments
(Cost $95,372)		95,372

	Face
	Amount
SECURITIES LENDING COLLATERAL[2] - 1.4%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$192,317	192,317
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	102,513	102,513
Total Securities Lending Collateral
(Cost $294,830)		294,830
Total Investments - 101.4%
(Cost $22,251,058)		$26,094,518
Other Assets & Liabilities, net - (1.4)%		(358,425)
Total Net Assets - 100.0%		$25,736,093

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[2]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[3]	Securities lending collateral — See Note 7.

plc — Public Limited Company

REIT — Real Estate Investment Trust

70 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 84.5%

FINANCIALS - 19.7%
Ayala Land, Inc.	49,200	$33,532
BDO Unibank, Inc.	16,705	31,314
Metro Pacific Investments Corp.	246,000	27,782
CIMB Group Holdings BHD	11,700	27,697
Bancolombia S.A. ADR	486	27,279
AMMB Holdings BHD	11,400	26,698
Malayan Banking BHD	8,400	25,981
UEM Sunrise BHD	34,800	25,806
Commercial International Bank
Egypt SAE GDR	3,879	22,421
Powszechna Kasa Oszczednosci
Bank Polski S.A.	1,638	21,747
Bank Mandiri Persero Tbk PT	28,500	21,743
Bank Negara Indonesia Persero Tbk PT	51,000	21,717
Fibra Uno Administracion S.A. de CV	6,900	21,540
Bank Pekao S.A.	342	21,453
Bumi Serpong Damai PT	153,000	21,309
Bank Central Asia Tbk PT	22,684	21,029
Bank Rakyat Indonesia Persero Tbk PT	30,000	21,025
Komercni Banka AS	84	20,901
Chailease Holding Company Ltd.	8,600	20,900
Banco Santander Chile ADR	846	20,778
Powszechny Zaklad Ubezpieczen S.A.	135	20,569
Credicorp Ltd.	150	20,490
OTP Bank plc	981	20,429
Banco de Chile	131,460	20,130
RMB Holdings Ltd.	3,927	19,754
Sanlam Ltd.	3,633	19,564
Grupo Financiero Banorte SAB de CV —
Class O	3,032	19,425
FirstRand Ltd.	5,325	19,159
Cathay Financial Holding Company Ltd.	12,702	19,153
VTB Bank OJSC GDR	6,810	18,925
Ruentex Development Company Ltd.	9,000	18,840
Chang Hwa Commercial Bank	31,124	18,645
Nedbank Group Ltd.	855	18,629
China Overseas Land & Investment Ltd.	6,000	18,573
PICC Property & Casualty Company Ltd. —
Class H	12,000	18,388
Remgro Ltd.	900	18,386
China Merchants Bank Company
Ltd. — Class H	9,204	18,282
China CITIC Bank Corporation
Ltd. — Class H	32,520	18,246
Lippo Karawaci Tbk PT*	181,500	18,194
Shin Kong Financial Holding Company Ltd.	52,338	18,171
Mega Financial Holding Company Ltd.	20,956	18,117
Taishin Financial Holding Company Ltd.	35,684	18,037
Yuanta Financial Holding Company Ltd.	33,068	18,009
Standard Bank Group Ltd.	1,407	17,932
China Development Financial Holding Corp.	60,000	17,910
Barclays Africa Group Ltd.	1,155	17,892
Bank of Communications Company
Ltd. — Class H	24,444	17,877
Guangzhou R&F Properties Company
Ltd. — Class H	10,132	17,773
China Everbright Ltd.	12,000	17,768
Growthpoint Properties Ltd.	6,906	17,601
Hua Nan Financial Holdings Company Ltd.	29,605	17,534
Investec Ltd.	2,448	17,425
China Resources Land Ltd.	6,000	17,374
Hana Financial Group, Inc.	450	17,351
KB Financial Group, Inc. ADR	447	17,348
Fubon Financial Holding Company Ltd.	11,788	17,253
Agricultural Bank of China Ltd. — Class H	35,664	17,158
Turkiye Halk Bankasi AS	2,112	17,121
Alior Bank S.A.*	675	17,112
Shinhan Financial Group Company Ltd. ADR	393	17,033
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	11,821	16,910
China Life Insurance Company Ltd.	17,220	16,880
BS Financial Group, Inc.	1,050	16,877
Hyundai Securities Company Ltd.	2,640	16,750
Woori Finance Holdings Company Ltd.	1,410	16,749
African Bank Investments Ltd.	9,837	16,714
Bank of China Ltd. — Class H	35,620	16,677
Industrial & Commercial Bank of China
Ltd. — Class H	23,600	16,529
Turkiye Vakiflar Bankasi Tao — Class D	6,852	16,509
First Financial Holding Company Ltd.	26,558	16,452
Chongqing Rural Commercial Bank —
Class H	32,592	16,437
Haitong Securities Company Ltd. —
Class H	10,800	16,382
Country Garden Holdings Company Ltd.	23,940	16,365
CTBC Financial Holding Company Ltd.	24,069	16,303
E.Sun Financial Holding Company Ltd.	24,220	16,199
CITIC Securities Company Ltd. — Class H	7,732	16,196
China Construction Bank Corp. — Class H	20,752	16,113
Turkiye Garanti Bankasi AS	3,984	16,078
Hanwha Life Insurance Company Ltd.	2,400	16,064
New China Life Insurance Company
Ltd. — Class H*	5,700	16,064
Turkiye Is Bankasi — Class C	5,799	15,951
China Life Insurance Company Ltd. — Class H	6,000	15,942
Akbank TAS	4,041	15,902
Yapi ve Kredi Bankasi AS	6,819	15,847
SOHO China Ltd.	17,924	15,698
Industrial Bank of Korea	1,350	15,590
Samsung Card Company Ltd.	420	15,561
Hyundai Marine & Fire Insurance
Company Ltd.	540	15,450
Samsung Fire & Marine Insurance
Company Ltd.	66	15,431
Daewoo Securities Company Ltd.	1,650	15,415
Shimao Property Holdings Ltd.	6,108	15,378
China Minsheng Banking Corporation
Ltd. — Class H	13,396	15,360
Evergrande Real Estate Group Ltd.	36,272	15,298
China Pacific Insurance Group Company
Ltd. — Class H	4,200	15,168

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Longfor Properties Company Ltd.	9,232	$15,051
Dongbu Insurance Company Ltd.	333	14,896
Central Pattana PCL	9,600	14,805
Poly Property Group Company Ltd.	24,120	14,777
Haci Omer Sabanci Holding AS	3,093	14,718
Woori Investment & Securities Company Ltd.	1,380	14,571
Greentown China Holdings Ltd.	7,500	14,568
Agile Property Holdings Ltd.	12,000	14,472
Siam Commercial Bank PCL	2,722	14,386
Samsung Securities Company Ltd.	324	14,371
China Overseas Grand Oceans Group Ltd.	12,000	14,301
Samsung Life Insurance Company Ltd.	144	14,186
Bangkok Bank PCL	2,141	14,170
People’s Insurance Company Group of China
Ltd. — Class H	30,000	14,162
Krung Thai Bank PCL	21,597	14,086
Kasikornbank PCL	2,128	12,990
Highwealth Construction Corp.	5,600	12,085
Bank of Ayudhya PCL	9,329	11,465
Ping An Insurance Group Company of China
Ltd. — Class H	1,332	10,489
Banco Santander Brasil S.A. ADR	1,449	10,042
Total Financials		2,038,059
INDUSTRIALS - 12.3%
SM Investments Corp.	1,861	36,866
DMCI Holdings, Inc.	26,420	31,671
IJM Corporation BHD	15,900	29,225
AirAsia BHD	33,600	28,536
Sime Darby BHD	9,000	27,181
Beijing Enterprises Holdings Ltd.	3,232	26,534
Larsen & Toubro Ltd. GDR	1,713	26,295
Latam Airlines Group S.A. ADR	1,488	24,626
China Merchants Holdings International
Company Ltd.	6,920	24,545
Hiwin Technologies Corp.	3,003	23,714
Shanghai Industrial Holdings Ltd.	6,432	21,279
Zhuzhou CSR Times Electric Company
Ltd. — Class H	5,920	21,227
Alfa SAB de CV — Class A	7,469	20,558
Grupo Aeroportuario del Sureste SAB de
CV ADR	168	19,994
Hyundai Glovis Company Ltd.	87	19,315
United Tractors Tbk PT	12,000	18,629
OHL Mexico SAB de CV*	7,200	18,572
Zoomlion Heavy Industry Science and
Technology Company Ltd. — Class H	19,856	18,312
Hyundai Mipo Dockyard	114	18,163
Bidvest Group Ltd.	669	17,900
CSR Corporation Ltd. — Class H	21,348	17,788
Orascom Construction Industries GDR*	459	17,717
Far Eastern New Century Corp.	15,365	17,651
Barloworld Ltd.	1,962	17,648
Turk Hava Yollari	4,467	17,534
COSCO Pacific Ltd.	12,000	17,490
China Railway Group Ltd. — Class H	30,408	17,179
China Communications Construction
Company Ltd. — Class H	21,012	17,155
CITIC Pacific Ltd.	12,000	17,087
Daewoo Engineering & Construction
Company Ltd.*	2,100	17,006
Jasa Marga Persero Tbk PT	35,881	16,711
Daelim Industrial Company Ltd.	180	16,698
Eva Airways Corp.*	30,000	16,695
China Railway Construction Corporation
Ltd. — Class H	15,164	16,625
LS Corp.	222	16,596
Air China Ltd. — Class H	24,284	16,569
KOC Holding AS	3,360	16,528
Hyundai Heavy Industries Company Ltd.	69	16,490
China Airlines Ltd.*	45,400	16,457
Airports of Thailand PCL	2,400	16,347
China COSCO Holdings Company Ltd. —
Class H*	34,304	16,282
Evergreen Marine Corporation Taiwan Ltd.*	27,499	16,193
Daewoo Shipbuilding & Marine Engineering
Company Ltd.	510	16,082
Samsung C&T Corp.	270	16,036
Hyundai Development Company-
Engineering & Construction	720	16,019
Hyundai Engineering & Construction
Company Ltd.	279	16,018
Yang Ming Marine Transport Corp.*	36,000	15,991
Doosan Infracore Company Ltd.*	1,110	15,906
China Shipping Container Lines Company
Ltd. — Class H*	63,228	15,658
Daewoo International Corp.	420	15,501
LS Industrial Systems Company Ltd.	246	15,422
CTCI Corp.	8,805	15,405
CJ Corp.	147	15,383
China Southern Airlines Company Ltd. —
Class H	41,676	15,374
Doosan Corp.	114	15,261
SK Holdings Company Ltd.	84	15,244
GS Engineering & Construction Corp.	448	15,120
SK Networks Company Ltd.	2,400	15,069
Korea Aerospace Industries Ltd.	570	15,046
China Everbright International Ltd.	15,000	14,955
Doosan Heavy Industries & Construction
Company Ltd.	365	14,917
Shanghai Electric Group Company Ltd. —
Class H	42,000	14,843
KCC Corp.	36	14,441
Samsung Heavy Industries Company Ltd.	390	14,321
Samsung Engineering Company Ltd.	189	13,310
LG Corp.	224	13,240
Samsung Techwin Company Ltd.	234	12,773
Gol Linhas Aereas Inteligentes S.A. ADR*	2,295	11,865
Korean Air Lines Company Ltd.*	365	11,716
Weichai Power Company Ltd. —
Class H	2,868	11,486
Embraer S.A. ADR	255	7,494
Hanjin Kal Corp.*	176	2,331
Neo Holdings Company Ltd.*††	—	—
Total Industrials		1,267,815

72 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

MATERIALS - 11.6%
Petronas Chemicals Group BHD	13,200	$29,742
Sesa Sterlite Ltd. ADR*	1,976	25,490
MMC Norilsk Nickel OJSC ADR	1,401	21,211
Nan Ya Plastics Corp.	9,090	20,730
Semen Indonesia Persero Tbk PT	16,276	20,720
Cia de Minas Buenaventura SAA ADR	1,425	20,663
Uralkali OJSC GDR	771	20,593
Sociedad Quimica y Minera
de Chile S.A. ADR	732	20,211
Grupo Mexico SAB de CV	6,284	19,921
Nine Dragons Paper Holdings Ltd.	23,872	19,706
Indocement Tunggal Prakarsa Tbk PT	10,572	19,601
Sappi Ltd.*	6,627	19,579
KGHM Polska Miedz S.A.	474	19,188
Empresas CMPC S.A.	6,435	19,091
Mexichem SAB de CV	4,543	19,043
Severstal OAO GDR	2,154	18,804
Southern Copper Corp.	669	18,699
Lotte Chemical Corp.	90	18,454
Hanwha Chemical Corp.	840	18,451
China National Building Material Company
Ltd. — Class H	18,768	18,349
CAP S.A.	876	18,249
China Petrochemical Development Corp.	36,312	18,230
Hanwha Corp.	480	18,168
Jiangxi Copper Company Ltd. — Class H	9,444	18,150
Nampak Ltd.	5,400	17,918
Taiwan Cement Corp.	12,296	17,892
Formosa Chemicals & Fibre Corp.	6,180	17,859
AngloGold Ashanti Ltd. ADR	1,170	17,667
Cemex SAB de CV ADR*	1,656	17,520
Eregli Demir ve Celik Fabrikalari TAS	12,564	17,469
OCI Company Ltd.	96	17,376
Asia Cement Corp.	12,805	17,369
Kumho Petro chemical Company Ltd.	177	17,354
Assore Ltd.	420	17,211
Hyundai Steel Co.	207	17,075
Formosa Plastics Corp.	6,240	16,949
Impala Platinum Holdings Ltd.	1,386	16,900
Yingde Gases Group Company Ltd.	16,272	16,706
Aluminum Corporation of China Ltd. ADR*	1,833	16,680
China Resources Cement Holdings Ltd.	24,820	16,615
Industrias CH SAB de CV*	3,348	16,561
TSRC Corp.	8,900	16,449
African Rainbow Minerals Ltd.	855	16,430
Shougang Fushan Resources Group Ltd.	48,748	16,411
Indorama Ventures PCL	20,410	16,394
BBMG Corp. — Class H	22,468	16,113
China Steel Corp.	18,367	15,973
Industrias Penoles SAB de CV	542	15,917
Anhui Conch Cement Company Ltd. —
Class H	4,560	15,910
Koza Altin Isletmeleri AS	894	15,885
LCY Chemical Corp.	12,000	15,848
Anglo American Platinum Ltd.*	381	15,465
LG Chem Ltd.	54	15,247
Hyosung Corp.	219	14,782
Kumba Iron Ore Ltd.	351	14,742
Harmony Gold Mining Company Ltd. ADR	4,242	14,423
Taiwan Fertilizer Company Ltd.	6,000	14,296
Hyundai Hysco Company Ltd.	360	14,288
Cheil Industries, Inc.	168	14,254
POSCO ADR	189	14,073
Korea Zinc Company Ltd.	48	14,028
China Shanshui Cement Group Ltd.	38,968	13,872
Gold Fields Ltd. ADR	2,994	13,772
Zijin Mining Group Company Ltd. —
Class H	59,248	13,679
Zhaojin Mining Industry Company Ltd. —
Class H	16,576	13,427
PTT Global Chemical PCL	5,111	12,890
Siam Cement PCL	900	12,376
Cia Siderurgica Nacional S.A. ADR	2,223	12,315
Braskem S.A. ADR*	570	10,049
Fibria Celulose S.A. ADR*	720	9,396
Gerdau S.A. ADR	1,125	8,921
Total Materials		1,201,789
CONSUMER DISCRETIONARY - 10.2%
Eclat Textile Company Ltd.	3,000	33,033
Genting BHD	9,300	30,886
Genting Malaysia BHD	21,000	28,749
Astro Malaysia Holdings BHD	29,400	27,019
Grupo Televisa SAB ADR	754	22,952
Merida Industry Company Ltd.	3,000	22,771
GOME Electrical Appliances Holding Ltd.	146,600	22,690
Byd Company Ltd. — Class H*	4,532	22,447
Global Mediacom Tbk PT	130,500	22,112
Guangzhou Automobile Group
Company Ltd. — Class H	18,408	21,843
Steinhoff International Holdings Ltd.*	5,496	21,318
Shenzhou International Group
Holdings Ltd.	6,000	20,663
Brilliance China Automotive Holdings Ltd.	11,712	20,484
Mr Price Group Ltd.	1,284	20,298
SACI Falabella	1,998	19,893
Astra International Tbk PT	33,000	19,468
Foschini Group Ltd.	1,665	19,238
Zhongsheng Group Holdings Ltd.	12,000	19,223
Woolworths Holdings Limited/South Africa	2,538	19,151
Truworths International Ltd.	1,989	19,084
Shinsegae Company Ltd.	75	18,914
Nan Kang Rubber Tire Company Ltd.	14,568	18,719
Haier Electronics Group Company Ltd.	8,740	18,646
Dah Chong Hong Holdings Ltd.	21,500	18,247
Matahari Department Store Tbk PT*	16,500	18,004
Naspers Ltd. — Class N	189	17,737
Golden Eagle Retail Group Ltd.	11,724	17,602
Great Wall Motor Company Ltd. —
Class H	2,968	17,437
China Motor Corp.	18,000	17,216
Lotte Shopping Company Ltd.	45	17,075
Belle International Holdings Ltd.	12,100	17,074
Tofas Turk Otomobil Fabrikasi AS	2,553	16,979

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Dongfeng Motor Group Company Ltd. —
Class H	12,000	$16,964
Imperial Holdings Ltd.	792	16,884
Far Eastern Department Stores Ltd.	15,594	16,773
ANTA Sports Products Ltd.	11,656	16,718
Hyundai Wia Corp.	96	16,562
Cheng Shin Rubber Industry Company Ltd.	6,199	16,542
Intime Retail Group Company Ltd.	13,724	16,338
Cheil Worldwide, Inc.*	660	16,271
Hyundai Department Store Company Ltd.	102	16,251
Hyundai Mobis	57	16,094
Yulon Motor Company Ltd.	9,000	15,899
Geely Automobile Holdings Ltd.	31,328	15,799
Kangwon Land, Inc.	570	15,664
Media Nusantara Citra Tbk PT	70,500	15,635
Hankook Tire Company Ltd.	261	15,329
Ruentex Industries Ltd.	5,872	15,150
Hyundai Motor Co.	63	15,026
Minor International PCL	16,800	14,978
Coway Company Ltd.	261	14,911
Halla Visteon Climate Control Corp.	390	14,596
Parkson Retail Group Ltd.	40,500	13,895
Kia Motors Corp.	237	13,785
LG Electronics, Inc.	213	13,654
Home Product Center PCL	36,400	13,566
BEC World PCL	6,930	12,969
Total Consumer Discretionary		1,053,225
INFORMATION TECHNOLOGY - 7.1%
Radiant Opto-Electronics Corp.	6,301	23,592
Wipro Ltd. ADR	2,004	22,244
Phison Electronics Corp.	2,964	21,388
Lenovo Group Ltd.	18,000	19,270
Compal Electronics, Inc.	24,000	18,789
Tencent Holdings Ltd.	344	18,777
Cheng Uei Precision Industry Company Ltd.	8,924	18,711
NAVER Corp.	33	18,573
WPG Holdings Ltd.	15,208	18,532
GCL-Poly Energy Holdings Ltd.*	60,156	18,466
Tripod Technology Corp.	9,132	18,059
NCSoft Corp.	93	18,017
Siliconware Precision Industries Co. ADR	2,981	17,856
Wistron Corp.	18,690	17,558
Catcher Technology Company Ltd.	3,000	17,461
Advanced Semiconductor Engineering, Inc.	17,700	17,381
SK Hynix, Inc.*	570	17,169
Taiwan Semiconductor Manufacturing
Company Ltd. ADR	931	17,140
ZTE Corp. — Class H*	7,840	17,090
Simplo Technology Company Ltd.	3,400	16,723
Samsung Electronics Company Ltd. GDR	24	16,668
United Microelectronics Corp. ADR[1]	8,109	16,623
Hon Hai Precision Industry Company
Ltd. GDR	3,287	16,309
Powertech Technology, Inc.	9,000	16,236
Vanguard International Semiconductor Corp.	15,000	16,236
Acer, Inc.*	24,000	15,684
Epistar Corp.	9,000	15,654
Lite-On Technology Corp.	8,927	15,618
SK C&C Company Ltd.	141	15,220
Samsung SDI Company Ltd.	87	14,517
Zhen Ding Technology Holding Ltd.	6,163	14,474
Synnex Technology International Corp.	9,000	14,382
Samsung Electro-Mechanics Company Ltd.	186	14,291
Unimicron Technology Corp.	18,000	14,245
Quanta Computer, Inc.	6,000	14,234
Foxconn Technology Company Ltd.	5,615	14,105
Delta Electronics, Inc.	2,680	13,911
LG Innotek Company Ltd.*	171	13,815
AU Optronics Corp. ADR*	4,185	13,225
LG Display Company Ltd. ADR*	1,122	13,127
Novatek Microelectronics Corp.	3,284	13,022
Innolux Corp.*	32,820	13,014
Realtek Semiconductor Corp.	5,544	12,907
Pegatron Corp.	9,000	12,529
Kinsus Interconnect Technology Corp.	2,628	9,392
NHN Entertainment Corp.*	17	1,819
Total Information Technology		734,053
CONSUMER STAPLES - 6.7%
Kuala Lumpur Kepong BHD	3,900	28,550
IOI Corporation BHD	15,900	27,411
President Chain Store Corp.	3,000	21,852
Magnit OJSC GDR	330	21,203
China Resources Enterprise Ltd.	5,828	20,634
Grupo Comercial Chedraui S.A. de CV	6,300	19,773
Controladora Comercial Mexicana
SAB de CV	4,801	19,755
Wal-Mart de Mexico SAB de CV	7,525	19,636
Indofood CBP Sukses Makmur Tbk PT	19,500	19,375
Grupo Modelo SAB de CV	2,111	18,906
Indofood Sukses Makmur Tbk PT	31,500	18,583
Cencosud S.A.	4,551	18,571
Eurocash S.A.	1,206	18,560
Fomento Economico Mexicano
SAB de CV ADR	198	18,473
Uni-President China Holdings Ltd.	18,400	18,393
Hengan International Group
Company Ltd.	1,500	18,370
Shoprite Holdings Ltd.	993	18,241
Standard Foods Corp.	5,808	17,792
Uni-President Enterprises Corp.	9,281	17,690
Coca-Cola Femsa SAB de CV ADR	144	17,502
E-Mart Company Ltd.	72	17,241
Sun Art Retail Group Ltd.	10,352	16,957
Tingyi Cayman Islands Holding Corp.	6,000	16,948
Massmart Holdings Ltd.	1,038	16,703
Tiger Brands Ltd.	561	16,494
BIM Birlesik Magazalar AS	764	16,068
LG Household & Health Care Ltd.	30	15,583
KT&G Corp.	210	15,343
AMOREPACIFIC Group	42	14,828
Amorepacific Corp.	18	14,763
Hite Jinro Company Ltd.	600	14,735
Gudang Garam Tbk PT	4,500	14,731
Orion Corp./Republic of South Korea	15	14,636

74 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

CJ CheilJedang Corp.	60	$14,565
Want Want China Holdings Ltd.	9,312	14,317
China Mengniu Dairy Company Ltd.	3,000	13,195
CP ALL PCL	10,161	12,813
Siam Makro PCL	12,000	12,627
Charoen Pokphand Foods PCL	15,035	11,738
Cia Brasileira de Distribuicao Grupo
Pao de Acucar ADR	204	10,286
Total Consumer Staples		693,841
ENERGY - 6.3%
Pacific Rubiales Energy Corp.	1,461	30,374
Ecopetrol S.A. ADR	597	28,274
Bumi Armada BHD	21,600	27,107
NovaTek OAO GDR	153	21,497
Gazprom OAO ADR	2,286	21,397
Empresas COPEC S.A.	1,437	21,046
Surgutneftegas OAO ADR	2,361	20,871
Tatneft OAO ADR	498	20,473
Lukoil OAO ADR	309	20,270
Kunlun Energy Company Ltd.	12,380	20,247
Rosneft OAOGDR	2,550	20,132
Adaro Energy Tbk PT	222,000	20,088
Bumi Resources Tbk PT*	478,500	19,314
Yanzhou Coal Mining Company Ltd. —
Class H	17,876	18,538
Polski Koncern Naftowy Orlen S.A.	1,308	18,493
MOL Hungarian Oil & Gas plc	258	17,711
Polskie Gornictwo Naftowe i
Gazownictwo S.A.	9,540	17,581
Sasol Ltd. ADR	333	16,990
China Coal Energy Company Ltd. —
Class H	27,216	16,709
Tupras Turkiye Petrol Rafinerileri AS	720	16,371
SK Innovation Company Ltd.	114	16,013
Formosa Petrochemical Corp.	5,908	15,927
Indo Tambangraya Megah Tbk PT	6,000	15,915
GS Holdings	273	15,056
CNOOC Ltd. ADR	74	14,971
Exxaro Resources Ltd.	969	14,914
S-Oil Corp.	201	14,685
China Petroleum & Chemical Corp. — Class H	17,654	14,414
China Shenhua Energy Company Ltd. —
Class H	4,724	14,380
China Oilfield Services Ltd. — Class H	5,096	14,263
PetroChina Company Ltd. — Class H	12,000	13,744
IRPC PCL	117,026	13,460
Thai Oil PCL	6,424	13,003
PTT PCL	1,167	11,886
PTT Exploration & Production PCL	2,122	11,488
Banpu PCL	11,740	10,938
Ultrapar Participacoes S.A. ADR	372	9,906
Total Energy		648,446
TELECOMMUNICATION SERVICES - 5.5%
Philippine Long Distance Telephone
Co. ADR	468	30,957
DiGi.com BHD	18,000	28,521
Maxis BHD	12,300	28,026
Axiata Group BHD	12,600	27,432
Telekom Malaysia BHD	16,200	26,901
Telekomunikacja Polska S.A.	7,701	24,979
Sistema JSFC GDR	831	22,271
Global Telecom Holding GDR*	6,207	20,980
Mobile Telesystems OJSC ADR	898	20,474
Telefonica Czech Republic AS	1,224	20,012
America Movil SAB de CV ADR	934	19,997
Telekomunikasi Indonesia Persero
Tbk PT ADR	477	19,443
ENTEL Chile S.A.	1,176	18,112
Turkcell Iletisim Hizmetleri AS ADR*	1,112	17,392
MTN Group Ltd.	852	16,991
Chunghwa Telecom Company Ltd. ADR	532	16,939
True Corporation PCL*	55,800	15,866
Vodacom Group Ltd.	1,380	15,861
China Unicom Hong Kong Ltd. ADR	1,011	15,772
SK Telecom Company Ltd. ADR	642	15,716
China Telecom Corporation Ltd. — Class H	30,000	15,671
Turk Telekomunikasyon AS	4,402	15,246
China Mobile Ltd. ADR	285	14,826
KT Corp. ADR	879	14,574
Far EasTone Telecommunications
Company Ltd.	6,000	13,785
LG Uplus Corp.*	1,170	13,401
Advanced Info Service PCL	1,548	12,682
Tim Participacoes S.A. ADR	435	11,058
Taiwan Mobile Company Ltd.	2,816	9,633
Oi S.A. ADR	5,496	9,508
Telefonica Brasil S.A. ADR	414	9,183
Total Telecommunication Services		562,209
UTILITIES - 3.2%
Tenaga Nasional BHD	9,900	29,585
CEZ AS	792	22,848
PGE S.A.	3,663	21,429
Empresa Nacional de Electricidad S.A. ADR	456	20,566
Enersis S.A. ADR	1,200	19,800
RusHydro JSC ADR	11,193	18,849
Aguas Andinas S.A. — Class A	27,810	18,771
Huaneng Power International, Inc. —
Class H	17,664	18,454
Perusahaan Gas Negara Persero Tbk PT	39,248	17,757
Korea Gas Corp.	291	17,530
China Longyuan Power Group Corp. —
Class H	15,000	17,238
Guangdong Investment Ltd.	18,452	15,874
China Resources Power Holdings
Company Ltd.	6,000	15,710
China Gas Holdings Ltd.	12,428	13,850
Korea Electric Power Corp. ADR*	1,029	13,624
Centrais Eletricas Brasileiras S.A. ADR	3,888	12,286
Cia de Saneamento Basico do Estado de
Sao Paulo ADR	972	10,313
Cia Paranaense de Energia ADR	672	9,327
Cia Energetica de Minas Gerais ADR	1,038	9,311
CPFL Energia S.A. ADR	504	8,508
Total Utilities		331,630

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

HEALTH CARE - 1.9%
Genomma Lab Internacional SAB de CV —
Class B*	9,000	$24,073
Dr Reddy’s Laboratories Ltd. ADR	567	22,482
ScinoPharm Taiwan Ltd.	6,240	20,815
Aspen Pharmacare Holdings Ltd.	708	19,776
Life Healthcare Group Holdings Ltd.	4,713	19,313
Mediclinic International Ltd.	2,244	16,967
Sino Biopharmaceutical Ltd.	24,000	16,933
Sinopharm Group Company Ltd. —
Class H	6,000	16,252
Celltrion, Inc.	288	12,503
Bangkok Dusit Medical Services PCL —
Class F	2,700	11,624
Shandong Weigao Group Medical
Polymer Company Ltd. — Class H	12,000	11,268
Total Health Care		192,006
Total Common Stocks
(Cost $8,439,141)		8,723,073
PREFERRED STOCKS† - 0.2%
Embotelladora Andina S.A.	3,708	20,918
Total Preferred Stocks
(Cost $22,509)		20,918
RIGHTS†† - 0.0%
Mega Financial Holdings
Expires 01/06/14	1,668	221
Total Rights
(Cost $—)		221
EXCHANGE TRADED FUNDS† - 15.0%
WisdomTree India Earnings Fund	48,084	806,849
iShares MSCI Brazil Capped ETF[1]	15,081	756,312
Total Exchange Traded Funds
(Cost $2,046,509)		1,563,161

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash
Reserve Fund	18,744	18,744

Total Short Term Investments
(Cost $18,744)		18,744

	Face Amount
SECURITIES LENDING COLLATERAL††,2 - 7.5%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$506,867	506,867
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	270,183	270,183
Total Securities Lending Collateral
(Cost $777,050)		777,050
Total Investments - 107.5%
(Cost $11,303,953)		$11,103,167
Other Assets & Liabilities, net - (7.5)%		(775,309)
Total Net Assets - 100.0%		$10,327,858

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise indicated — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

ADR — American Depositary Receipt

GDR— Global Depositary Receipt

plc — Public Limited Company

76 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

INVESTMENT CONCENTRATION

At October 31, 2013, the investment diversification of the Fund was as follows:

Country	% of Total Investments
United States	15.50%
Republic of Korea	13.93%
Taiwan, Province of China	13.17%
China	11.93%
South Africa	6.67%
Hong Kong	5.52%
Malaysia	5.14%
Indonesia	4.08%
Mexico	3.58%
Thailand	3.09%
Russian Federation	2.78%
Chile	2.72%
Turkey	2.70%
Poland	1.95%
Philippines	1.86%
Brazil	1.64%
India	0.93%
Colombia	0.83%
Czech Republic	0.62%
Egypt	0.59%
Peru	0.40%
Hungary	0.37%
Total Investments	100.00%

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

APPAREL RETAIL - 7.2%
TJX Companies, Inc.	26,801	$1,629,233
Ross Stores, Inc.	20,705	1,601,532
L Brands, Inc.	24,811	1,553,417
Abercrombie & Fitch Co. — Class A	39,026	1,462,694
Urban Outfitters, Inc.*	37,847	1,433,644
The Gap, Inc.	34,895	1,290,766
Total Apparel Retail		8,971,286
INTERNET RETAIL - 6.5%
Amazon.com, Inc.*	4,876	1,775,010
Expedia, Inc.	28,380	1,671,014
TripAdvisor, Inc.*	19,944	1,649,568
Priceline.com, Inc.*	1,496	1,576,530
Netflix, Inc.*	4,749	1,531,458
Total Internet Retail		8,203,580
RESTAURANTS - 6.1%
Chipotle Mexican Grill, Inc. — Class A*	3,419	1,801,711
Starbucks Corp.	19,223	1,558,024
Darden Restaurants, Inc.	30,033	1,547,600
McDonald’s Corp.	14,924	1,440,464
Yum! Brands, Inc.	20,032	1,354,564
Total Restaurants		7,702,363
APPAREL, ACCESSORIES & LUXURY GOODS - 6.0%
VF Corp.	7,438	1,599,170
Fossil Group, Inc.*	12,498	1,586,496
PVH Corp.	11,671	1,453,856
Ralph Lauren Corp. — Class A	8,733	1,446,534
Coach, Inc.	26,595	1,347,835
Total Apparel, Accessories & Luxury Goods		7,433,891
MOVIES & ENTERTAINMENT - 4.8%
Time Warner, Inc.	23,228	1,596,693
Twenty-First Century Fox, Inc. — Class A	44,524	1,517,378
Walt Disney Co.	21,785	1,494,233
Viacom, Inc. — Class B	17,662	1,471,068
Total Movies & Entertainment		6,079,372
HOTELS, RESORTS & CRUISE LINES - 4.8%
Starwood Hotels & Resorts Worldwide, Inc.	21,340	1,571,051
Wyndham Worldwide Corp.	23,399	1,553,694
Marriott International, Inc. — Class A	33,889	1,527,716
Carnival Corp.	38,817	1,345,009
Total Hotels, Resorts & Cruise Lines		5,997,470
CABLE & SATELLITE - 4.7%
Comcast Corp. — Class A	33,039	1,571,996
Time Warner Cable, Inc.	13,057	1,568,799
DIRECTV*	23,526	1,470,140
Cablevision Systems Corp. — Class A	82,305	1,279,843
Total Cable & Satellite		5,890,778
GENERAL MERCHANDISE STORES - 4.7%
Dollar Tree, Inc.*	26,473	1,546,023
Dollar General Corp.*	25,568	1,477,319
Target Corp.	22,782	1,476,046
Family Dollar Stores, Inc.	20,146	1,387,656
Total General Merchandise Stores		5,887,044
AUTOMOTIVE RETAIL - 4.5%
AutoZone, Inc.*	3,494	1,518,807
O’Reilly Automotive, Inc.*	11,540	1,428,767
CarMax, Inc.*	28,441	1,336,443
AutoNation, Inc.*	27,387	1,320,875
Total Automotive Retail		5,604,892
DEPARTMENT STORES - 4.3%
Kohl’s Corp.	28,349	1,610,223
Nordstrom, Inc.	25,371	1,534,184
Macy’s, Inc.	32,499	1,498,529
JC Penney Company, Inc.*,1	105,116	788,370
Total Department Stores		5,431,306
BROADCASTING - 3.8%
Discovery Communications, Inc. —
Class A*	18,663	1,659,514
Scripps Networks Interactive, Inc. —
Class A	19,573	1,575,627
CBS Corp. — Class B	26,198	1,549,350
Total Broadcasting		4,784,491
PUBLISHING - 3.8%
Washington Post Co. — Class B	2,506	1,612,160
Gannett Company, Inc.	56,991	1,576,941
News Corp. — Class A*	86,010	1,513,776
Total Publishing		4,702,877
AUTO PARTS & EQUIPMENT - 3.6%
Johnson Controls, Inc.	34,449	1,589,821
BorgWarner, Inc.	14,662	1,512,092
Delphi Automotive plc	25,537	1,460,716
Total Auto Parts & Equipment		4,562,629
SPECIALTY STORES - 3.6%
Staples, Inc.	100,670	1,622,800
Tiffany & Co.	18,396	1,456,411
PetSmart, Inc.	20,001	1,455,273
Total Specialty Stores		4,534,484
HOMEBUILDING - 3.6%
PulteGroup, Inc.	87,940	1,552,141
Lennar Corp. — Class A	42,127	1,497,615
DR Horton, Inc.	75,901	1,438,324
Total Homebuilding		4,488,080
CONSUMER ELECTRONICS - 2.7%
Harman International Industries, Inc.	21,855	1,770,692
Garmin Ltd.	34,021	1,590,482
Total Consumer Electronics		3,361,174
COMPUTER & ELECTRONICS RETAIL - 2.5%
Best Buy Company, Inc.	37,947	1,624,132
GameStop Corp. — Class A	27,693	1,518,130
Total Computer & Electronics Retail		3,142,262

78 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

LEISURE PRODUCTS - 2.5%
Hasbro, Inc.	31,025	$1,602,441
Mattel, Inc.	34,571	1,533,915
Total Leisure Products		3,136,356
HOME IMPROVEMENT RETAIL - 2.4%
Lowe’s Companies, Inc.	31,008	1,543,578
Home Depot, Inc.	19,345	1,506,782
Total Home Improvement Retail		3,050,360
ADVERTISING - 2.4%
Omnicom Group, Inc.	22,345	1,521,918
Interpublic Group of Companies, Inc.	86,162	1,447,522
Total Advertising		2,969,440
CASINOS & GAMING - 2.4%
Wynn Resorts Ltd.	9,660	1,605,975
International Game Technology	71,496	1,344,125
Total Casinos & Gaming		2,950,100
AUTOMOBILE MANUFACTURERS - 2.3%
General Motors Co.*	40,282	1,488,420
Ford Motor Co.	83,726	1,432,552
Total Automobile Manufacturers		2,920,972
FOOTWEAR - 1.3%
NIKE, Inc. — Class B	21,392	1,620,658
HOUSEWARES & SPECIALTIES - 1.3%
Newell Rubbermaid, Inc.	53,952	1,598,598
HOUSEHOLD APPLIANCES - 1.2%
Whirlpool Corp.	10,608	1,548,874
HOMEFURNISHING RETAIL - 1.2%
Bed Bath & Beyond, Inc.*	19,734	1,525,833
SPECIALIZED CONSUMER SERVICES - 1.2%
H&R Block, Inc.	53,330	1,516,705
MOTORCYCLE MANUFACTURERS - 1.2%
Harley-Davidson, Inc.	22,949	1,469,654
DISTRIBUTORS - 1.1%
Genuine Parts Co.	18,200	1,434,706
HOME FURNISHINGS - 1.1%
Leggett & Platt, Inc.	47,397	1,409,587
TIRES & RUBBER - 1.1%
Goodyear Tire & Rubber Co.	66,581	1,396,869
Total Common Stocks
(Cost $107,009,068)		125,326,691
SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	156,620	156,620
TOTAL SHORT TERM INVESTMENTS
(Cost $156,620)		156,620

	Face
	amount

SECURITIES LENDING COLLATERAL††,2 - 1.9%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$1,572,556	1,572,556
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	838,244	838,244
Total Securities Lending Collateral
(Cost $2,410,800)		2,410,800
Total Investments - 101.9%
(Cost $109,576,488)		$127,894,111
Other Assets & Liabilities, net - (1.9)%		(2,397,028)
Total Net Assets - 100.0%		$125,497,083

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

	Shares	Value

COMMON STOCKS† - 99.8%

PACKAGED FOODS & MEATS - 29.2%
Hershey Co.	21,823	$2,165,715
Mead Johnson Nutrition Co. — Class A	26,419	2,157,376
Mondelez International, Inc. — Class A	63,341	2,130,791
Kellogg Co.	32,954	2,084,341
JM Smucker Co.	18,526	2,060,276
General Mills, Inc.	40,578	2,045,943
McCormick & Company, Inc.	29,477	2,038,335
Hormel Foods Corp.	46,724	2,030,625
Campbell Soup Co.	47,263	2,011,986
Kraft Foods Group, Inc.	36,841	2,003,414
ConAgra Foods, Inc.	62,691	1,994,201
Tyson Foods, Inc. — Class A	66,069	1,828,129
Total Packaged Foods & Meats		24,551,132
SOFT DRINKS - 12.4%
Dr Pepper Snapple Group, Inc.	44,495	2,106,838
Coca-Cola Enterprises, Inc.	50,331	2,100,313
PepsiCo, Inc.	24,881	2,092,243
Monster Beverage Corp.*	36,301	2,077,506
Coca-Cola Co.	51,650	2,043,791
Total Soft Drinks		10,420,691
HOUSEHOLD PRODUCTS - 10.3%
Kimberly-Clark Corp.	20,884	2,255,472
Colgate-Palmolive Co.	33,624	2,176,482
Clorox Co.	23,821	2,148,416
Procter & Gamble Co.	25,280	2,041,360
Total Household Products		8,621,730
TOBACCO - 10.2%
Lorillard, Inc.	45,394	2,315,547
Altria Group, Inc.	57,365	2,135,699
Reynolds American, Inc.	40,958	2,104,012
Philip Morris International, Inc.	22,762	2,028,549
Total Tobacco		8,583,807
FOOD RETAIL - 8.2%
Safeway, Inc.	70,865	2,473,188
Whole Foods Market, Inc.	34,993	2,209,108
Kroger Co.	51,200	2,193,408
Total Food Retail		6,875,704
DISTILLERS & VINTNERS - 7.5%
Constellation Brands, Inc. — Class A*	34,043	2,223,008
Brown-Forman Corp. — Class B	28,538	2,082,703
Beam, Inc.	30,605	2,059,717
Total Distillers & Vintners		6,365,428
DRUG RETAIL - 5.1%
Walgreen Co.	37,381	2,214,450
CVS Caremark Corp.	33,364	2,077,243
Total Drug Retail		4,291,693
HYPERMARKETS & SUPER CENTERS - 4.9%
Wal-Mart Stores, Inc.	26,879	2,062,963
Costco Wholesale Corp.	17,077	2,015,086
Total Hypermarkets & Super Centers		4,078,049
PERSONAL PRODUCTS - 4.4%
Estee Lauder Companies, Inc. — Class A	28,228	2,003,059
Avon Products, Inc.	96,316	1,685,530
Total Personal Products		3,688,589
AGRICULTURAL PRODUCTS - 2.7%
Archer-Daniels-Midland Co.	55,177	2,256,739
BREWERS - 2.6%
Molson Coors Brewing Co. — Class B	40,339	2,178,306
FOOD DISTRIBUTORS - 2.3%
Sysco Corp.	60,781	1,965,658
Total Common Stocks
(Cost $74,423,617)		83,877,526

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	117,232	117,232
Total Short Term Investments
(Cost $117,232)		117,232
Total Investments - 99.9%
(Cost $74,540,849)		$83,994,758
Other Assets & Liabilities, net - 0.1%		59,738
Total Net Assets - 100.0%		$84,054,496

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

80 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

OIL & GAS EXPLORATION & PRODUCTION - 41.1%
Newfield Exploration Co.*	37,307	$1,135,998
QEP Resources, Inc.	33,960	1,122,718
Noble Energy, Inc.	14,359	1,075,920
WPX Energy, Inc.*	48,405	1,071,687
Pioneer Natural Resources Co.	5,167	1,058,098
Devon Energy Corp.	16,355	1,033,963
EOG Resources, Inc.	5,740	1,024,016
Denbury Resources, Inc.*	53,715	1,020,048
ConocoPhillips	13,805	1,011,907
Chesapeake Energy Corp.	35,808	1,001,192
Apache Corp.	11,002	976,978
Anadarko Petroleum Corp.	10,085	961,000
Marathon Oil Corp.	26,850	946,731
Southwestern Energy Co.*	25,179	937,162
Murphy Oil Corp.	15,514	935,804
Equities Corp.	10,839	927,927
Range Resources Corp.	12,143	919,347
Cabot Oil & Gas Corp.	25,451	898,929
Total Oil & Gas Exploration & Production		18,059,425
OIL & GAS DRILLING - 15.4%
Helmerich & Payne, Inc.	13,843	1,073,525
Nabors Industries Ltd.	58,337	1,019,731
Ensco plc — Class A	17,214	992,387
Noble Corp.	24,615	927,986
Diamond Offshore Drilling, Inc.	14,827	918,236
Transocean Ltd.	19,477	916,782
Rowan Companies plc — Class A*	25,217	909,829
Total Oil & Gas Drilling		6,758,476
OIL & GAS EQUIPMENT & SERVICES - 13.5%
Baker Hughes, Inc.	19,215	1,116,199
Schlumberger Ltd.	11,011	1,031,951
Halliburton Co.	19,220	1,019,237
National Oilwell Varco, Inc.	12,205	990,802
Cameron International Corp.*	16,483	904,257
FMC Technologies, Inc.*	17,553	887,304
Total Oil & Gas Equipment & Services		5,949,750
OIL & GAS REFINING & MARKETING - 9.6%
Valero Energy Corp.	27,246	1,121,718
Phillips 66	16,717	1,077,076
Tesoro Corp.	20,709	1,012,463
Marathon Petroleum Corp.	14,067	1,008,041
Total Oil & Gas Refining & Marketing		4,219,298
INTEGRATED OIL & GAS - 8.9%
Occidental Petroleum Corp.	10,672	1,025,366
Hess Corp.	12,286	997,623
Exxon Mobil Corp.	10,801	967,986
Chevron Corp.	7,693	922,852
Total Integrated Oil & Gas		3,913,827
OIL & GAS STORAGE & TRANSPORTATION - 6.7%
Spectra Energy Corp.	28,440	1,011,611
Kinder Morgan, Inc.	27,223	961,244
Williams Companies, Inc.	26,578	949,100
Total Oil & Gas Storage & Transportation		2,921,955
COAL & CONSUMABLE FUELS - 4.7%
Peabody Energy Corp.	53,113	1,034,641
CONSOL Energy, Inc.	28,254	1,031,271
Total Coal & Consumable Fuels		2,065,912
Total Common Stocks
(Cost $41,618,570)		43,888,643

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	24,916	24,916
Total Short Term Investments
(Cost $24,916)		24,916
Total Investments - 100.0%
(Cost $41,643,486)		$43,913,559
Other Assets & Liabilities, net - 0.0%		10,135
Total Net Assets - 100.0%		$43,923,694

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

COMMON STOCKS† - 99.9%

ASSET MANAGEMENT & CUSTODY BANKS - 11.5%
BlackRock, Inc. — Class A	2,618	$787,521
Legg Mason, Inc.	20,373	783,749
Franklin Resources, Inc.	14,262	768,151
Ameriprise Financial, Inc.	7,628	766,919
Invesco Ltd.	22,294	752,423
T. Rowe Price Group, Inc.	9,677	749,097
State Street Corp.	10,176	713,032
Northern Trust Corp.	12,634	712,810
Bank of New York Mellon Corp.	22,260	707,868
Total Asset Management & Custody Banks		6,741,570
REGIONAL BANKS - 10.8%
KeyCorp	57,850	724,861
Fifth Third Bancorp	37,674	716,936
Huntington Bancshares, Inc.	81,276	715,229
Regions Financial Corp.	72,738	700,467
SunTrust Banks, Inc.	20,788	699,308
M&T Bank Corp.	6,187	696,223
PNC Financial Services Group, Inc.	9,452	695,006
BB&T Corp.	20,362	691,697
Zions Bancorporation	23,887	677,674
Total Regional Banks		6,317,401
SPECIALIZED REITs - 9.9%
American Tower Corp. — Class A	9,393	745,335
Weyerhaeuser Co.	24,393	741,547
Public Storage	4,439	741,180
Ventas, Inc.	11,270	735,255
Health Care REIT, Inc.	11,211	727,033
Host Hotels & Resorts, Inc.	38,343	711,263
HCP, Inc.	16,713	693,590
Plum Creek Timber Company, Inc.	15,037	682,680
Total Specialized REITs		5,777,883
PROPERTY & CASUALTY INSURANCE - 8.6%
Cincinnati Financial Corp.	14,874	743,700
Allstate Corp.	13,832	733,926
Chubb Corp.	7,905	727,892
ACE Ltd.	7,555	721,049
Travelers Companies, Inc.	8,286	715,082
XL Group plc — Class A	22,696	693,817
Progressive Corp.	26,705	693,529
Total Property & Casualty Insurance		5,028,995
LIFE & HEALTH INSURANCE - 8.6%
Principal Financial Group, Inc.	16,069	762,635
Aflac, Inc.	11,346	737,263
Unum Group	22,346	709,262
Lincoln National Corp.	15,584	707,669
Prudential Financial, Inc.	8,691	707,360
Torchmark Corp.	9,594	699,019
MetLife, Inc.	14,182	670,950
Total Life & Health Insurance		4,994,158
SPECIALIZED FINANCE - 7.7%
NASDAQ OMX Group, Inc.	22,159	785,093
McGraw Hill Financial, Inc.	11,215	781,461
IntercontinentalExchange, Inc.*	3,836	739,312
NYSE Euronext	16,557	728,839
Moody’s Corp.	10,273	725,890
CME Group, Inc. — Class A	9,570	710,190
Total Specialized Finance		4,470,785
MULTI-LINE INSURANCE - 6.4%
Genworth Financial, Inc. — Class A*	56,621	822,704
Hartford Financial Services Group, Inc.	21,900	738,030
Assurant, Inc.	12,544	733,573
Loews Corp.	14,978	723,587
American International Group, Inc.	13,933	719,639
Total Multi-Line Insurance		3,737,533
CONSUMER FINANCE - 4.9%
American Express Co.	9,196	752,233
SLM Corp.	27,955	709,218
Discover Financial Services	13,583	704,686
Capital One Financial Corp.	10,259	704,486
Total Consumer Finance		2,870,623
INVESTMENT BANKING & BROKERAGE - 4.8%
Charles Schwab Corp.	31,435	712,003
Morgan Stanley	24,618	707,275
E*TRADE Financial Corp.*	40,472	684,382
Goldman Sachs Group, Inc.	4,224	679,473
Total Investment Banking & Brokerage		2,783,133
RETAIL REITs - 3.7%
Kimco Realty Corp.	34,198	734,573
Simon Property Group, Inc.	4,664	720,821
Macerich Co.	12,108	716,915
Total Retail REITs		2,172,309
DIVERSIFIED BANKS - 3.7%
Comerica, Inc.	17,094	740,170
Wells Fargo & Co.	16,412	700,628
U.S. Bancorp	18,645	696,577
Total Diversified Banks		2,137,375
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.4%
JPMorgan Chase & Co.	13,167	678,627
Citigroup, Inc.	13,715	669,018
Bank of America Corp.	47,791	667,162
Total Other Diversified Financial Services		2,014,807
RESIDENTIAL REITs - 3.4%
Apartment Investment &
Management Co. — Class A	24,247	678,431
AvalonBay Communities, Inc.	5,360	670,268
Equity Residential	12,686	664,239
Total Residential REITs		2,012,938
INSURANCE BROKERS - 2.7%
Aon plc	10,107	799,364
Marsh & McLennan Companies, Inc.	16,329	747,868
Total Insurance Brokers		1,547,232

82 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

MULTI-SECTOR HOLDINGS - 2.4%
Leucadia National Corp.	24,863	$704,617
Berkshire Hathaway, Inc. — Class B*	6,097	701,643
Total Multi-Sector Holdings		1,406,260
THRIFTS & MORTGAGE FINANCE - 2.4%
People’s United Financial, Inc.	47,823	690,086
Hudson City Bancorp, Inc.	76,685	688,631
Total Thrifts & Mortgage Finance		1,378,717
INDUSTRIAL REITs - 1.3%
Prologis, Inc.	18,732	748,343
DIVERSIFIED REITSs - 1.3%
Vornado Realty Trust	8,189	729,312
Real Estate Services - 1.2%
CBRE Group, Inc. — Class A*	29,593	687,445
OFFICE REITs - 1.2%
Boston Properties, Inc.	6,606	683,721
Total Common Stocks
(Cost $54,180,861)		58,240,540

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	75,142	75,142
Total Short Term Investments
(Cost $75,142)		75,142
Total Investments - 100.0%
(Cost $54,256,003)		$58,315,682
Other Assets & Liabilities, net - 0.0%		21,047
Total Net Assets - 100.0%		$58,336,729

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	Shares	Value

COMMON STOCKS† - 99.8%

HEALTH CARE EQUIPMENT - 25.3%
CR Bard, Inc.	19,371	$2,638,718
St. Jude Medical, Inc.	43,493	2,496,063
Medtronic, Inc.	42,890	2,461,886
Zimmer Holdings, Inc.	28,056	2,454,058
Covidien plc	38,017	2,437,270
Stryker Corp.	32,763	2,419,875
Becton Dickinson and Co.	22,973	2,415,151
Abbott Laboratories	65,902	2,408,718
CareFusion Corp.*	61,797	2,395,870
Intuitive Surgical, Inc.*	6,127	2,276,181
Boston Scientific Corp.*	194,073	2,268,713
Varian Medical Systems, Inc.*	30,824	2,237,206
Baxter International, Inc.	32,006	2,108,235
Edwards Lifesciences Corp.*	32,089	2,091,882
Total Health Care Equipment		33,109,826
PHARMACEUTICALS - 24.0%
Bristol-Myers Squibb Co.	52,740	2,769,906
Actavis plc*	16,945	2,619,358
Perrigo Co.	18,608	2,565,857
AbbVie, Inc.	51,178	2,479,574
Pfizer, Inc.	80,593	2,472,593
Forest Laboratories, Inc.*	52,072	2,448,946
Johnson & Johnson	25,945	2,402,766
Hospira, Inc.*	57,995	2,349,957
Allergan, Inc.	25,885	2,345,440
Zoetis, Inc.	73,996	2,342,713
Mylan, Inc.*	59,045	2,236,034
Merck & Company, Inc.	48,084	2,168,108
Eli Lilly & Co.	43,128	2,148,637
Total Pharmaceuticals		31,349,889
BIOTECHNOLOGY - 12.6%
Gilead Sciences, Inc.*	36,167	2,567,495
Alexion Pharmaceuticals, Inc.*	20,121	2,473,877
Biogen Idec, Inc.*	9,790	2,390,620
Amgen, Inc.	19,967	2,316,172
Celgene Corp.*	15,370	2,282,291
Regeneron Pharmaceuticals, Inc.*	7,923	2,278,655
Vertex Pharmaceuticals, Inc.*	29,370	2,095,256
Total Biotechnology		16,404,366
LIFE SCIENCES TOOLS & SERVICES - 9.0%
Thermo Fisher Scientific, Inc.	25,222	2,466,207
Agilent Technologies, Inc.	47,410	2,406,532
PerkinElmer, Inc.	60,957	2,318,804
Life Technologies Corp.*	30,741	2,315,105
Waters Corp.*	22,056	2,225,892
Total Life Sciences Tools & Services		11,732,540
MANAGED HEALTH CARE - 8.2%
WellPoint, Inc.	25,796	2,187,501
Humana, Inc.	23,393	2,155,665
Aetna, Inc.	34,056	2,135,311
Cigna Corp.	27,470	2,114,641
UnitedHealth Group, Inc.	30,846	2,105,548
Total Managed Health Care		10,698,666
HEALTH CARE DISTRIBUTORS - 7.8%
McKesson Corp.	17,857	2,791,764
Cardinal Health, Inc.	43,338	2,542,207
AmerisourceBergen Corp. — Class A	38,122	2,490,510
Patterson Companies, Inc.	56,123	2,385,789
Total Health Care Distributors		10,210,270
HEALTH CARE SERVICES - 6.9%
DaVita HealthCare Partners, Inc.*	41,211	2,316,470
Laboratory Corporation of America Holdings*	22,818	2,302,336
Quest Diagnostics, Inc.	37,409	2,241,173
Express Scripts Holding Co.*	34,962	2,185,824
Total Health Care Services		9,045,803
HEALTH CARE FACILITIES - 2.1%
Tenet Healthcare Corp.*	57,134	2,696,154
HEALTH CARE TECHNOLOGY - 2.0%
Cerner Corp.*	46,907	2,628,199
HEALTH CARE SUPPLIES - 1.9%
DENTSPLY International, Inc.	52,089	2,453,392
Total Common Stocks
(Cost $118,807,383)		130,329,105
SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash
Reserve Fund	298,949	298,949
Total Short Term Investments
(Cost $298,949)		298,949
Total Investments - 100.0%
(Cost $119,106,332)		$130,628,054
Other Assets & Liabilities, net - 0.0%		(657)
Total Net Assets - 100.0%		$130,627,397

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

84 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

COMMON STOCKS† - 99.9%

AEROSPACE & DEFENSE - 17.2%
Boeing Co.	7,683	$1,002,632
Northrop Grumman Corp.	8,894	956,194
Precision Castparts Corp.	3,683	933,456
L-3 Communications Holdings, Inc.	9,078	911,885
Raytheon Co.	10,900	897,833
Lockheed Martin Corp.	6,725	896,712
Honeywell International, Inc.	10,181	882,998
Textron, Inc.	29,843	859,180
General Dynamics Corp.	9,818	850,533
United Technologies Corp.	7,893	838,631
Rockwell Collins, Inc.	11,717	818,198
Total Aerospace & Defense		9,848,252
INDUSTRIAL MACHINERY - 14.8%
Xylem, Inc.	31,746	1,095,237
Flowserve Corp.	14,027	974,456
Parker Hannifin Corp.	8,197	956,754
Pall Corp.	11,674	939,990
Ingersoll-Rand plc	13,462	909,089
Illinois Tool Works, Inc.	11,503	906,321
Pentair Ltd.	13,351	895,719
Snap-on, Inc.	8,599	894,898
Dover Corp.	9,612	882,285
Total Industrial Machinery		8,454,749
ELECTRICAL COMPONENTS & EQUIPMENT - 7.7%
AMETEK, Inc.	18,955	906,618
Rockwell Automation, Inc.	8,145	899,289
Eaton Corporation plc	12,705	896,465
Emerson Electric Co.	13,360	894,719
Roper Industries, Inc.	6,545	829,971
Total Electrical Components & Equipment		4,427,062
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 7.4%
Joy Global, Inc.	15,899	902,268
Deere & Co.	10,374	849,008
PACCAR, Inc.	15,204	845,342
Caterpillar, Inc.	9,835	819,846
Cummins, Inc.	6,400	812,928
Total Construction & Farm Machinery & Heavy Trucks		4,229,392
AIR FREIGHT & LOGISTICS - 6.5%
FedEx Corp.	7,978	1,045,118
United Parcel Service, Inc. — Class B	9,650	948,016
Expeditors International of Washington, Inc.	19,323	875,139
CH Robinson Worldwide, Inc.	14,468	864,318
Total Air Freight & Logistics		3,732,591
RAILROADS - 6.3%
Norfolk Southern Corp.	11,311	972,972
Kansas City Southern	7,756	942,509
CSX Corp.	32,833	855,628
Union Pacific Corp.	5,527	836,788
Total Railroads		3,607,897
CONSTRUCTION & ENGINEERING - 5.0%
Quanta Services, Inc.*	32,879	993,275
Fluor Corp.	12,731	944,895
Jacobs Engineering Group, Inc.*	14,776	898,676
Total Construction & Engineering		2,836,846
RESEARCH & CONSULTING SERVICES - 4.8%
Nielsen Holdings N.V.	24,059	948,887
Equifax, Inc.	14,271	922,906
Dun & Bradstreet Corp.	8,158	887,509
Total Research & Consulting Services		2,759,302
INDUSTRIAL CONGLOMERATES - 4.8%
General Electric Co.	35,977	940,439
3M Co.	7,213	907,756
Danaher Corp.	12,265	884,184
Total Industrial Conglomerates		2,732,379
ENVIRONMENTAL & FACILITIES SERVICES - 4.6%
Waste Management, Inc.	20,923	910,987
Republic Services, Inc. — Class A	25,928	867,810
Stericycle, Inc.*	7,465	867,433
Total Environmental & Facilities Services		2,646,230
AIRLINES - 3.6%
Southwest Airlines Co.	61,552	1,059,925
Delta Air Lines, Inc.	38,078	1,004,498
Total Airlines		2,064,423
SECURITY & ALARM SERVICES - 3.2%
ADT Corp.	21,373	926,947
Tyco International Ltd.	25,242	922,595
Total Security & Alarm Services		1,849,542
DIVERSIFIED SUPPORT SERVICES - 3.1%
Cintas Corp.	17,214	925,597
Iron Mountain, Inc.	32,179	854,031
Total Diversified Support Services		1,779,628
TRADING COMPANIES & DISTRIBUTORS - 3.0%
WW Grainger, Inc.	3,200	860,704
Fastenal Co.	17,086	850,883
Total Trading Companies & Distributors		1,711,587
OFFICE SERVICES & SUPPLIES - 1.9%
Pitney Bowes, Inc.[1]	49,684	1,060,257
TRUCKING - 1.7%
Ryder System, Inc.	14,389	947,228
BUILDING PRODUCTS - 1.5%
Masco Corp.	41,114	868,739
HUMAN RESOURCES & EMPLOYMENT SERVICES - 1.5%
Robert Half International, Inc.	22,480	866,154
HOUSEHOLD APPLIANCES - 1.3%
Stanley Black & Decker, Inc.	9,587	758,236
Total Common Stocks
(Cost $50,377,876)		57,180,494

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	38,073	$38,073
Total Short Term Investments
(Cost $38,073)		38,073

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 1.7%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$643,719	643,719
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	343,131	343,131
Total Securities Lending Collateral
(Cost $986,850)		986,850
Total Investments - 101.7%
(Cost $51,402,799)		$58,205,417
Other Assets & Liabilities, net - (1.7)%		(954,888)
Total Net Assets - 100.0%		$57,250,529

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

plc — Public Limited Company

86 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

	Shares	Value

COMMON STOCKS† - 99.9%

SPECIALTY CHEMICALS - 16.3%
PPG Industries, Inc.	9,234	$1,685,944
Ecolab, Inc.	15,678	1,661,868
Sherwin-Williams Co.	8,574	1,611,912
Sigma-Aldrich Corp.	17,553	1,517,106
International Flavors & Fragrances, Inc.	18,295	1,512,082
Total Specialty Chemicals		7,988,912
STEEL - 14.2%
United States Steel Corp.[1]	75,499	1,879,169
Cliffs Natural Resources, Inc.[1]	67,976	1,745,623
Allegheny Technologies, Inc.	52,403	1,734,539
Nucor Corp.	31,062	1,608,080
Total Steel		6,967,411
DIVERSIFIED CHEMICALS - 12.5%
EI du Pont de Nemours & Co.	25,481	1,559,437
FMC Corp.	21,378	1,555,463
Eastman Chemical Co.	19,608	1,544,914
Dow Chemical Co.	37,626	1,485,098
Total Diversified Chemicals		6,144,912
PAPER PACKAGING - 12.3%
Avery Dennison Corp.	33,988	1,601,515
Bemis Company, Inc.	38,068	1,518,913
Sealed Air Corp.	49,943	1,507,280
MeadWestvaco Corp.	38,909	1,355,979
Total Paper Packaging		5,983,687
FERTILIZERS & AGRICULTURAL CHEMICALS - 9.5%
CF Industries Holdings, Inc.	7,741	1,668,960
Monsanto Co.	14,402	1,510,482
Mosaic Co.	32,623	1,495,765
Total Fertilizers & Agricultural Chemicals		4,675,207
INDUSTRIAL GASES - 9.5%
Airgas, Inc.	14,447	1,575,734
Praxair, Inc.	12,452	1,552,889
Air Products & Chemicals, Inc.	14,132	1,540,529
Total Industrial Gases		4,669,152
METAL & GLASS CONTAINERS - 6.6%
Ball Corp.	33,740	1,649,549
Owens-Illinois, Inc.*	50,025	1,590,295
Total Metal & Glass Containers		3,239,844
ALUMINUM - 3.5%
Alcoa, Inc.	185,670	1,721,161
DIVERSIFIED METALS & MINING - 3.4%
Freeport-McMoRan Copper & Gold, Inc.	45,405	1,669,088
COMMODITY CHEMICALS - 3.2%
LyondellBasell Industries N.V. — Class A	21,130	1,576,298
CONSTRUCTION MATERIALS - 3.1%
Vulcan Materials Co.	28,534	1,527,996
GOLD - 3.0%
Newmont Mining Corp.	53,199	1,450,205
PAPER PRODUCTS - 2.8%
International Paper Co.	30,822	1,374,969
Total Common Stocks
(Cost $39,325,728)		48,988,842

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	62,634	62,634
Total Short Term Investments
(Cost $62,634)		62,634

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 6.5%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$2,092,518	2,092,518
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	1,115,407	1,115,407
Total Securities Lending Collateral
(Cost $3,207,925)		3,207,925
Total Investments - 106.5%
(Cost $42,596,287)		$52,259,401
Other Assets & Liabilities, net - (6.5)%		(3,190,711)
Total Net Assets - 100.0%		$49,068,690

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

SEMICONDUCTORS - 18.6%
First Solar, Inc.*	106,411	$5,349,280
Micron Technology, Inc.*	251,044	4,438,458
Microchip Technology, Inc.	102,709	4,412,379
LSI Corp.	514,762	4,365,182
Texas Instruments, Inc.	100,961	4,248,439
Intel Corp.	173,495	4,238,483
Analog Devices, Inc.	84,814	4,181,330
Broadcom Corp. — Class A	155,822	4,163,564
Linear Technology Corp.	100,941	4,152,713
Xilinx, Inc.	86,037	3,907,801
NVIDIA Corp.	257,393	3,907,226
Altera Corp.	105,170	3,533,712
Total Semiconductors		50,898,567
DATA PROCESSING & OUTSOURCED SERVICES - 13.7%
Fidelity National Information
Services, Inc.	88,495	4,314,131
MasterCard, Inc. — Class A	6,012	4,311,205
Paychex, Inc.	100,838	4,261,414
Fiserv, Inc.*	40,527	4,244,393
Visa, Inc. — Class A	21,514	4,231,158
Total System Services, Inc.	139,698	4,167,191
Automatic Data Processing, Inc.	54,884	4,114,653
Computer Sciences Corp.	78,776	3,880,506
Western Union Co.	220,913	3,759,939
Total Data Processing & Outsourced Services		37,284,590
COMMUNICATIONS EQUIPMENT - 10.0%
Motorola Solutions, Inc.	70,784	4,425,416
Harris Corp.	70,196	4,349,344
QUALCOMM, Inc.	59,295	4,119,224
Cisco Systems, Inc.	167,229	3,762,653
Juniper Networks, Inc.*	193,483	3,606,523
F5 Networks, Inc.*	44,207	3,603,313
JDS Uniphase Corp.*	270,937	3,546,565
Total Communications Equipment		27,413,038
INTERNET SOFTWARE & SERVICES - 7.8%
Google, Inc. — Class A*	4,575	4,714,903
Yahoo!, Inc.*	138,987	4,576,842
VeriSign, Inc.*	81,582	4,428,271
eBay, Inc.*	75,564	3,982,978
Akamai Technologies, Inc.*	79,325	3,549,001
Total Internet Software & Services		21,251,995
COMPUTER STORAGE & PERIPHERALS - 7.8%
Seagate Technology plc	101,042	4,918,724
SanDisk Corp.	66,817	4,643,782
Western Digital Corp.	63,198	4,400,477
EMC Corp.	151,531	3,647,351
NetApp, Inc.	92,909	3,605,798
Total Computer Storage & Peripherals		21,216,132
APPLICATION SOFTWARE - 7.6%
Adobe Systems, Inc.*	85,160	4,615,672
Intuit, Inc.	61,675	4,404,212
Salesforce.com, Inc.*	81,927	4,371,625
Autodesk, Inc.*	106,513	4,250,934
Citrix Systems, Inc.*	55,107	3,128,975
Total Application Software		20,771,418
SYSTEMS SOFTWARE - 7.3%
Microsoft Corp.	123,132	4,352,716
CA, Inc.	133,821	4,250,155
Oracle Corp.	125,280	4,196,880
Symantec Corp.	162,152	3,687,336
Red Hat, Inc.*	77,575	3,356,670
Total Systems Software		19,843,757
SEMICONDUCTOR EQUIPMENT - 6.5%
Applied Materials, Inc.	255,623	4,562,871
KLA-Tencor Corp.	67,470	4,426,032
Lam Research Corp.*	81,582	4,424,192
Teradyne, Inc.*	252,290	4,412,552
Total Semiconductor Equipment		17,825,647
IT CONSULTING & OTHER SERVICES - 5.6%
Cognizant Technology Solutions
Corp. — Class A*	51,038	4,436,733
Accenture plc — Class A	54,598	4,012,953
International Business Machines Corp.	21,168	3,793,517
Teradata Corp.*	68,567	3,021,748
Total IT Consulting & Other Services		15,264,951
ELECTRONIC MANUFACTURING SERVICES - 4.2%
Molex, Inc.	105,232	4,061,955
TE Connectivity Ltd.	76,110	3,918,904
Jabil Circuit, Inc.	171,825	3,584,270
Total Electronic Manufacturing Services		11,565,129
COMPUTER HARDWARE - 3.3%
Apple, Inc.	8,745	4,567,951
Hewlett-Packard Co.	184,272	4,490,709
Total Computer Hardware		9,058,660

88 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

ELECTRONIC COMPONENTS - 3.3%
Corning, Inc.	277,788	$4,747,396
Amphenol Corp. — Class A	52,626	4,225,342
Total Electronic Components		8,972,738
HOME ENTERTAINMENT SOFTWARE - 1.5%
Electronic Arts, Inc.*	152,489	4,002,836
OFFICE ELECTRONICS - 1.4%
Xerox Corp.	389,182	3,868,469
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
FLIR Systems, Inc.	127,681	3,636,355
Total Common Stocks
(Cost $252,387,205)		272,874,282
Total Investments - 99.9%
(Cost $252,387,205)		$272,874,282
Other Assets & Liabilities, net - 0.1%		401,029
Total Net Assets - 100.0%		$273,275,311

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

	Shares	Value

COMMON STOCKS† - 99.7%

MULTI-UTILITIES - 37.8%
Ameren Corp.	40,335	$1,459,320
Integrys Energy Group, Inc.	24,528	1,439,303
Sempra Energy	15,654	1,426,706
CenterPoint Energy, Inc.	57,905	1,424,463
Consolidated Edison, Inc.	24,151	1,406,071
Wisconsin Energy Corp.	33,270	1,401,000
NiSource, Inc.	44,259	1,395,044
DTE Energy Co.	20,141	1,392,549
TECO Energy, Inc.	81,068	1,391,938
CMS Energy Corp.	50,614	1,389,860
Dominion Resources, Inc.	21,632	1,379,040
Public Service Enterprise Group, Inc.	40,998	1,373,433
PG&E Corp.	32,071	1,342,171
SCANA Corp.	28,664	1,336,602
Total Multi-Utilities		19,557,500
ELECTRIC UTILITIES - 34.8%
American Electric Power Company, Inc.	31,103	1,456,865
Duke Energy Corp.	20,221	1,450,452
Edison International	29,492	1,445,993
NextEra Energy, Inc.	16,734	1,418,207
Northeast Utilities	32,899	1,411,038
Pepco Holdings, Inc.	72,949	1,406,457
Xcel Energy, Inc.	47,957	1,384,039
Pinnacle West Capital Corp.	24,615	1,379,178
Entergy Corp.	21,009	1,359,702
PPL Corp.	44,186	1,353,417
FirstEnergy Corp.	35,716	1,352,565
Southern Co.	32,362	1,323,929
Exelon Corp.	43,934	1,253,876
Total Electric Utilities		17,995,718
INTEGRATED TELECOMMUNICATION SERVICES - 13.3%
Verizon Communications, Inc.	27,756	1,401,956
AT&T, Inc.	38,625	1,398,225
CenturyLink, Inc.	40,985	1,387,752
Frontier Communications Corp.[1]	304,713	1,343,784
Windstream Holdings, Inc.[1]	156,310	1,336,451
Total Integrated Telecommunication Services		6,868,168
GAS UTILITIES - 5.6%
ONEOK, Inc.	25,927	1,464,875
AGL Resources, Inc.	30,102	1,440,682
Total Gas Utilities		2,905,557
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.4%
AES Corp.	99,890	1,407,450
NRG Energy, Inc.	48,838	1,393,348
Total Independent Power Producers & Energy Traders		2,800,798
WIRELESS TELECOMMUNICATION SERVICES - 2.8%
Crown Castle International Corp.*	18,975	1,442,480
Total Common Stocks
(Cost $48,680,741)		51,570,221
SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	72,198	72,198
Total Short Term Investments
(Cost $72,198)		72,198

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 5.1%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$1,714,512	1,714,512
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	913,913	913,913
Total Securities Lending Collateral
(Cost $2,628,425)		2,628,425
Total Investments - 104.9%
(Cost $51,381,364)		$54,270,844
Other Assets & Liabilities, net - (4.9)%		(2,532,814)
Total Net Assets - 100.0%		$51,738,030

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

90 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2013

				Guggenheim
	Guggenheim	Guggenheim	Guggenheim	MSCI
	Russell	Russell	Russell	Emerging
	MidCap® Equal	1000® Equal	2000® Equal	Markets Equal
	Weight ETF	Weight ETF	Weight ETF	Weight ETF

Assets:
Investments, at value — including $1,259,294, $511,243,
$275,876 and $749,285 of securities loaned, respectively	$76,894,537	$64,702,379	$25,799,688	$10,326,117
Repurchase agreements	1,298,954	530,075	294,830	777,050
Total investments*	78,193,491	65,232,454	26,094,518	11,103,167
Foreign currency, at value (cost $—, $—, $— and $533)	—	—	—	532
Cash	—	—	198	—
Receivables:
Fund shares sold	4,523,783	—	—	—
Investments sold	—	—	60,152	—
Receivable from manager	—	—	—	840
Securities lending income	1,677	932	3,508	350
Dividends and interest	28,885	38,203	9,464	6,694
Tax reclaims	—	141	—	—
Total assets	82,747,836	65,271,730	26,167,840	11,111,583

Liabilities:
Payable upon return of securities loaned	1,298,954	530,075	294,830	777,050
Payable for:
Investments purchased	4,520,345	—	128,226	—
Due to custodian	—	—	—	590
Accrued management fees	24,160	21,567	8,691	6,085
Total liabilities	5,843,459	551,642	431,747	783,725
Net assets	$76,904,377	$64,720,088	$25,736,093	$10,327,858

Net assets consist of:
Paid-In capital	$58,863,955	$52,353,907	$23,036,555	$13,102,259
Undistributed net investment income	32,425	21,969	1,018	36,977
Accumulated net realized gain (loss) on investments	537,593	(239,279)	(1,144,940)	(2,610,592)
Net unrealized appreciation (depreciation) on investments
and foreign currency	17,470,404	12,583,491	3,843,460	(200,786)
Net assets	$76,904,377	$64,720,088	$25,736,093	$10,327,858
Shares outstanding (unlimited shares authorized), no par value	1,700,000	1,450,000	600,000	300,000
Net asset value, offering price and repurchase price per share	$45.24	$44.63	$42.89	$34.43
Cost of investments	$59,424,133	$52,118,888	$21,956,228	$10,526,903
Cost of repurchase agreements	1,298,954	530,075	294,830	777,050
*Total cost of investments	$60,723,087	$52,648,963	$22,251,058	$11,303,953

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 91

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2013

	Guggenheim	Guggenheim
	S&P 500®	S&P 500®	Guggenheim
	Equal Weight	Equal Weight	S&P 500®
	Consumer	Consumer	Equal Weight
	Discretionary ETF	Staples ETF	Energy ETF

Assets:
Investments, at value — including $2,279,550, $— and $— of securities loaned, respectively	$125,483,311	$83,994,758	$43,913,559
Repurchase agreements	2,410,800	—	—
Total investments*	127,894,111	83,994,758	43,913,559
Cash	—	—	946,387
Receivables:
Fund shares sold	—	4,508,881	—
Securities lending income	979	—	—
Dividends and interest	60,034	85,350	26,948
Total assets	127,955,124	88,588,989	44,886,894

Liabilities:
Payable upon return of securities loaned	2,410,800	—	—
Payable for:
Investments purchased	—	4,501,496	946,387
Accrued management fees	47,241	32,997	16,813
Total liabilities	2,458,041	4,534,493	963,200
Net assets	$125,497,083	$84,054,496	$43,923,694

Net assets consist of:
Paid-In capital	$110,310,588	$74,831,681	$45,840,017
Undistributed net investment income	28,888	130,780	7,918
Accumulated net realized loss on investments	(3,160,016)	(361,874)	(4,194,314)
Net unrealized appreciation (depreciation) on investments	18,317,623	9,453,909	2,270,073
Net assets	$125,497,083	$84,054,496	$43,923,694
Shares outstanding (unlimited shares authorized), no par value	1,650,000	950,000	550,005
Net asset value, offering price and repurchase price per share	$76.06	$88.48	$79.86
Cost of investments	$107,165,688	$74,540,849	$41,643,486
Cost of repurchase agreements	2,410,800	—	—
*Total cost of investments	$109,576,488	$74,540,849	$41,643,486

92 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	S&P 500®	S&P 500®	S&P 500®	S&P 500®
	Equal Weight	Equal Weight	Equal Weight	Equal Weight
	Financials ETF	Health Care ETF	Industrials ETF	Materials ETF

Assets:
Investments, at value — including $—, $—, $979,506 and $3,179,392 of securities loaned, respectively	$58,315,682	$130,628,054	$57,218,567	$49,051,476
Repurchase agreements	—	—	986,850	3,207,925
Total investments*	58,315,682	130,628,054	58,205,417	52,259,401
Receivables:
Investments sold	—	31,328,241	—	—
Securities lending income	—	—	419	3,080
Dividends and interest	45,485	88,377	55,008	32,913
Total assets	58,361,167	162,044,672	58,260,844	52,295,394

Liabilities:
Payable upon return of securities loaned	—	—	986,850	3,207,925
Payable for:
Fund shares redeemed	—	31,350,575	—	—
Accrued management fees	24,438	66,700	23,465	18,779
Total liabilities	24,438	31,417,275	1,010,315	3,226,704
Net assets	$58,336,729	$130,627,397	$57,250,529	$49,068,690

Net assets consist of:
Paid-In capital	$61,094,714	$122,983,982	$51,802,300	$41,101,574
Undistributed net investment income	10,189	115,335	60,402	47,155
Accumulated net realized loss on investments	(6,827,853)	(3,993,642)	(1,414,791)	(1,743,153)
Net unrealized appreciation (depreciation) on investments	4,059,679	11,521,722	6,802,618	9,663,114
Net assets	$58,336,729	$130,627,397	$57,250,529	$49,068,690
Shares outstanding (unlimited shares authorized), no par value	1,550,000	1,250,000	750,000	650,000
Net asset value, offering price and repurchase price per share	$37.64	$104.50	$76.33	$75.49
Cost of investments	$54,256,003	$119,106,332	$50,415,949	$39,388,362
Cost of repurchase agreements	—	—	986,850	3,207,925
*Total cost of investments	$54,256,003	$119,106,332	$51,402,799	$42,596,287

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 93

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2013

	Guggenheim	Guggenheim
	S&P 500®	S&P 500®
	Equal Weight	Equal Weight
	Technology ETF	Utilities ETF

Assets:
Investments, at value — including $— and $2,498,733 of securities loaned, respectively	$272,874,282	$51,642,419
Repurchase agreements	—	2,628,425
Total investments*	272,874,282	54,270,844
Receivables:
Fund shares sold	3,549,030	—
Investments sold	3,843,277	—
Receivable from manager	—	8,670
Securities lending income	120	2,278
Dividends and interest	135,209	106,165
Total assets	280,401,918	54,387,957

Liabilities:
Payable upon return of securities loaned	—	2,628,425
Payable for:
Investments purchased	3,547,138	—
Due to custodian	3,465,417	—
Accrued management fees	114,052	21,502
Total liabilities	7,126,607	2,649,927
Net assets	$273,275,311	$51,738,030

Net assets consist of:
Paid-In capital	$264,277,271	$49,456,395
Undistributed net investment income	131,943	142,246
Accumulated net realized loss on investments	(11,620,980)	(750,091)
Net unrealized appreciation (depreciation) on investments	20,487,077	2,889,480
Net assets	$273,275,311	$51,738,030
Shares outstanding (unlimited shares authorized), no par value	3,850,000	800,000
Net asset value, offering price and repurchase price per share	$70.98	$64.67
Cost of investments	$252,387,205	$48,752,939
Cost of repurchase agreements	—	2,628,425
*Total cost of investments	$252,387,205	$51,381,364

94 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2013

				Guggenheim
	Guggenheim	Guggenheim	Guggenheim	MSCI
	Russell	Russell	Russell	Emerging
	MidCap® Equal	1000® Equal	2000® Equal	Markets Equal
	Weight ETF	Weight ETF	Weight ETF	Weight ETF

Investment Income:
Dividends, net of foreign taxes withheld*	$1,093,654	$1,047,365	$279,692	$232,121
Income from securities lending	35,985	21,630	26,244	4,839
Interest	3	2	1	—
Total investment income	1,129,642	1,068,997	305,937	236,960

Expenses:
Management fees	246,331	217,098	65,992	80,427
Trustee fees	2,418	1,767	641	—
Other fees	33	14	14	502
Total expenses	248,782	218,879	66,647	80,929
Less:
Expenses waived by advisor	—	—	—	(12,436)
Net investment income	880,860	850,118	239,290	168,467

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,394,953	318,398	131,140	(826,697)
Payments from affiliates	—	—	—	12,191
In-kind redemptions	272,127	2,240,792	230,697	391,620
Capital gains tax	—	—	—	(13,559)
Foreign currency transactions	—	—	35	14,170
Net realized gain (loss)	1,667,080	2,559,190	361,872	(422,275)
Net change in unrealized appreciation (depreciation) on:
Investments	15,666,282	11,758,096	4,446,385	914,756
Capital gains tax	—	—	—	11,211
Foreign currency transactions	—	—	—	(419)
Net change in unrealized appreciation (depreciation)	15,666,282	11,758,096	4,446,385	925,548
Net realized and unrealized gain	17,333,362	14,317,286	4,808,257	503,273
Net increase in net assets resulting from operations	$18,214,222	$15,167,404	$5,047,547	$671,740
* Foreign taxes withheld	$1,981	$1,985	$303	$35,161

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 95

STATEMENTS OF OPERATIONS (continued)
For the Year Ended October 31, 2013

	Guggenheim	Guggenheim
	S&P 500®	S&P 500®	Guggenheim
	Equal Weight	Equal Weight	S&P 500®
	Consumer	Consumer	Equal Weight
	Discretionary ETF	Staples ETF	Energy ETF

Investment Income:
Dividends	$1,004,278	$1,688,656	$534,385
Income from securities lending	11,194	3,795	259
Interest	3	2	1
Total investment income	1,015,475	1,692,453	534,645

Expenses:
Management fees	299,928	318,680	168,179
Other fees	—	778	188
Total expenses	299,928	319,458	168,367
Net investment income	715,547	1,372,995	366,278

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,732	421,130	(317,588)
In-kind redemptions	1,237,050	3,537,829	1,478,321
Net realized gain	1,266,782	3,958,959	1,160,733
Net change in unrealized appreciation (depreciation) on:
Investments	17,925,619	10,909,808	6,228,548
Net realized and unrealized gain	19,192,401	14,868,767	7,389,281
Net increase in net assets resulting from operations	$19,907,948	$16,241,762	$7,755,559

96 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (continued)
For the Year Ended October 31, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	S&P 500®	S&P 500®	S&P 500®	S&P 500®
	Equal Weight	Equal Weight	Equal Weight	Equal Weight
	Financials ETF	Health Care ETF	Industrials ETF	Materials ETF

Investment Income:
Dividends, net of foreign taxes withheld*	$893,847	$1,262,546	$660,125	$810,849
Income from securities lending	260	—	7,364	36,896
Interest	2	4	1	1
Total investment income	894,109	1,262,550	667,490	847,746

Expenses:
Management fees	208,052	575,212	174,699	181,048
Other fees	5	178	—	—
Total expenses	208,057	575,390	174,699	181,048
Net investment income	686,052	687,160	492,791	666,698

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(198,998)	851,345	(227,406)	(694,932)
In-kind redemptions	4,992,751	20,626,486	2,647,163	2,949,222
Net realized gain	4,793,753	21,477,831	2,419,757	2,254,290
Net change in unrealized appreciation (depreciation) on:
Investments	3,491,840	13,181,168	7,465,868	5,325,478
Net realized and unrealized gain	8,285,593	34,658,999	9,885,625	7,579,768
Net increase in net assets resulting from operations	$8,971,645	$35,346,159	$10,378,416	$8,246,466
* Foreign taxes withheld	$681	$—	$329	$11,201

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 97

STATEMENTS OF OPERATIONS (concluded)
For the Year Ended October 31, 2013

	Guggenheim	Guggenheim
	S&P 500®	S&P 500®
	Equal Weight	Equal Weight
	Technology ETF	Utilities ETF

Investment Income:
Dividends	$2,307,718	$1,999,947
Income from securities lending	22,619	33,409
Interest	3	3
Total investment income	2,330,340	2,033,359

Expenses:
Management fees	742,647	237,360
Other fees	29	462
Total expenses	742,676	237,822
Net investment income	1,587,664	1,795,537

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,282,290)	467,311
Payment from affiliates	—	8,670
In-kind redemptions	9,504,013	1,693,177
Net realized gain	7,221,723	2,169,158
Net change in unrealized appreciation (depreciation) on:
Investments	35,548,906	(386,179)
Net realized and unrealized gain	42,770,629	1,782,979
Net increase in net assets resulting from operations	$44,358,293	$3,578,516

98 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell MidCap®
	Equal Weight ETF
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$880,860	$727,828
Net realized gain on investments	1,667,080	1,670,531
Net change in unrealized appreciation(depreciation) on investments	15,666,282	2,095,289
Net increase in net assets resulting from operations	18,214,222	4,493,648

Distributions to Shareholders from:
Net investment income	(872,275)	(712,539)

Shareholder Transactions:
Proceeds from shares purchased	8,621,802	14,565,056
Value of shares redeemed	(1,675,923)	(20,237,192)
Net increase (decrease) in net assets resulting from share transactions	6,945,879	(5,672,136)
Net increase (decrease) in net assets	24,287,826	(1,891,027)

Net assets:
Beginning of year	52,616,551	54,507,578
End of year	$76,904,377	$52,616,551
Undistributed net investment income at end of year	$32,425	$34,632

Changes in shares outstanding:
Shares sold	200,000	450,000
Shares redeemed	(50,000)	(650,000)
Net increase (decrease) in shares	150,000	(200,000)

See Notes to Financial Statements.	GUGGENHEIM ETFs ANNUAL REPORT | 99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim Russell 1000®		Guggenheim Russell 2000®
	Equal Weight ETF		Equal Weight ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$850,118	$575,178	$239,290	$203,036
Net realized gain on investments	2,559,190	430,555	361,872	372,065
Net change in unrealized appreciation (depreciation) on investments	11,758,096	2,435,374	4,446,385	942,955
Net increase in net assets resulting from operations	15,167,404	3,441,107	5,047,547	1,518,056

Distributions to Shareholders from:
Net investment income	(825,605)	(553,925)	(245,833)	(198,196)
Total distributions to shareholders	(825,605)	(553,925)	(245,833)	(198,196)

Shareholder Transactions:
Proceeds from shares purchased	19,494,177	11,210,761	8,272,983	—
Value of shares redeemed	(8,127,123)	(9,269,418)	(1,656,312)	(10,586,026)
Net increase (decrease) in net assets resulting from share transactions	11,367,054	1,941,343	6,616,671	(10,586,026)
Net increase (decrease) in net assets	25,708,853	4,828,525	11,418,385	(9,266,166)

Net assets:
Beginning of year	39,011,235	34,182,710	14,317,708	23,583,874
End of year	$64,720,088	$39,011,235	$25,736,093	$14,317,708
Undistributed net investment income at end of year	$21,969	$32,780	$1,018	$18,281

Changes in shares outstanding:
Shares sold	500,000	350,000	200,000	—
Shares redeemed	(200,000)	(300,000)	(50,000)	(350,000)
Net increase (decrease) in shares	300,000	50,000	150,000	(350,000)

100 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim MSCI Emerging		Guggenheim S&P 500® Equal
	Markets Equal Weight ETF		Weight Consumer Discretionary ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$168,467	$221,123	$715,547	$541,200
Net realized (loss) gain on investments and foreign currency	(422,275)	(1,825,783)	1,266,782	6,600,480
Net change in unrealized appreciation (depreciation) on investments
and foreign currency	925,548	1,122,858	17,925,619	(739,225)
Net increase (decrease) in net assets resulting from operations	671,740	(481,802)	19,907,948	6,402,455

Distributions to Shareholders from:
Net investment income	(142,210)	(192,786)	(700,441)	(540,416)
Return of capital	—	(23,454)	—	—
Total distributions to shareholders	(142,210)	(216,240)	(700,441)	(540,416)

Shareholder Transactions:
Proceeds from shares purchased	—	3,217,848	68,655,707	56,045,159
Value of shares redeemed	(3,526,747)	(6,108,837)	(3,680,382)	(42,059,685)
Net increase (decrease) in net assets resulting from share transactions	(3,526,747)	(2,890,989)	64,975,325	13,985,474
Net increase (decrease) in net assets	(2,997,217)	(3,589,031)	84,182,832	19,847,513

Net assets:
Beginning of year	13,325,075	16,914,106	41,314,251	21,466,738
End of year	$10,327,858	$13,325,075	$125,497,083	$41,314,251
Undistributed (distributions in excess of) net investment
income at end of year	$36,977	$(1,018)	$28,888	$13,782

Changes in shares outstanding:
Shares sold	—	100,000	950,000	1,100,000
Shares redeemed	(100,000)	(200,000)	(50,000)	(800,000)
Net increase (decrease) in shares	(100,000)	(100,000)	900,000	300,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal		Guggenheim S&P 500® Equal
	Weight Consumer Staples ETF		Weight Energy ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,372,995	$812,838	$366,278	$276,374
Net realized gain (loss) on investments	3,958,959	7,835,041	1,160,733	(2,849,833)
Net change in unrealized appreciation (depreciation) on investments	10,909,808	(3,884,698)	6,228,548	1,840,307
Net increase (decrease) in net assets resulting from operations	16,241,762	4,763,181	7,755,559	(733,152)

Distributions to Shareholders from:
Net investment income	(1,309,633)	(802,431)	(380,123)	(257,933)

Shareholder Transactions:
Proceeds from shares purchased	52,450,891	78,347,608	14,930,221	6,210,249
Value of shares redeemed	(24,272,835)	(71,871,221)	(10,385,638)	(8,502,963)
Net increase (decrease) in net assets resulting from share transactions	28,178,056	6,476,387	4,544,583	(2,292,714)
Net increase (decrease) in net assets	43,110,185	10,437,137	11,920,019	(3,283,799)

Net assets:
Beginning of year	40,944,311	30,507,174	32,003,675	35,287,474
End of year	$84,054,496	$40,944,311	$43,923,694	$32,003,675
Undistributed net investment income at end of year	$130,780	$67,418	$7,918	$21,763

Changes in shares outstanding:
Shares sold	650,000	1,150,000	200,000	100,000
Shares redeemed	(300,000)	(1,050,000)	(150,000)	(150,000)
Net increase (decrease) in shares	350,000	100,000	50,000	(50,000)

102 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal		Guggenheim S&P 500® Equal
	Weight Financials ETF		Weight Health Care ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$686,052	$222,443	$687,160	$530,580
Net realized gain on investments	4,793,753	32,369	21,477,831	7,747,910
Net change in unrealized appreciation (depreciation) on investments	3,491,840	2,304,637	13,181,168	656,908
Net increase in net assets resulting from operations	8,971,645	2,559,449	35,346,159	8,935,398

Distributions to Shareholders from:
Net investment income	(576,182)	(224,168)	(639,369)	(499,910)
Return of capital	(112,188)	(51,231)	—	—
Total distributions to shareholders	(688,370)	(275,399)	(639,369)	(499,910)

Shareholder Transactions:
Proceeds from shares purchased	68,279,874	—	251,986,793	475,933,235
Value of shares redeemed	(32,564,941)	(5,078,734)	(194,484,887)	(499,145,695)
Net increase (decrease) in net assets resulting from share transactions	35,714,933	(5,078,734)	57,501,906	(23,212,460)
Net increase (decrease) in net assets	43,998,208	(2,794,684)	92,208,696	(14,776,972)

Net assets:
Beginning of year	14,338,521	17,133,205	38,418,701	53,195,673
End of year	$58,336,729	$14,338,521	$130,627,397	$38,418,701
Undistributed net investment income at end of year	$10,189	$—	$115,335	$67,544

Changes in shares outstanding:
Shares sold	2,000,000	—	2,900,000	6,550,000
Shares redeemed	(950,000)	(200,000)	(2,150,000)	(6,850,000)
Net increase (decrease) in shares	1,050,000	(200,000)	750,000	(300,000)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal		Guggenheim S&P 500® Equal
	Weight Industrials ETF		Weight Materials ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$492,791	$467,880	$666,698	$534,668
Net realized gain on investments	2,419,757	2,234,623	2,254,290	1,158,111
Net change in unrealized appreciation (depreciation) on investments	7,465,868	(516,072)	5,325,478	1,217,258
Net increase in net assets resulting from operations	10,378,416	2,186,431	8,246,466	2,910,037

Distributions to Shareholders from:
Net investment income	(482,387)	(419,866)	(628,784)	(529,218)

Shareholder Transactions:
Proceeds from shares purchased	44,243,724	30,145,279	17,593,748	—
Value of shares redeemed	(13,970,905)	(30,280,574)	(9,530,520)	(5,763,694)
Net increase (decrease) in net assets resulting from share transactions	30,272,819	(135,295)	8,063,228	(5,763,694)
Net increase (decrease) in net assets	40,168,848	1,631,270	15,680,910	(3,382,875)

Net assets:
Beginning of year	17,081,681	15,450,411	33,387,780	36,770,655
End of year	$57,250,529	$17,081,681	$49,068,690	$33,387,780
Undistributed net investment income at end of year	$60,402	$49,373	$47,155	$9,241

Changes in shares outstanding:
Shares sold	650,000	550,000	250,000	—
Shares redeemed	(200,000)	(550,000)	(150,000)	(100,000)
Net increase (decrease) in shares	450,000	—	100,000	(100,000)

104 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P 500® Equal		Guggenheim S&P 500® Equal
	Weight Technology ETF		Weight Utilities ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,587,664	$927,938	$1,795,537	$1,581,855
Net realized gain on investments	7,221,723	10,505,521	2,169,158	3,268,343
Net change in unrealized appreciation (depreciation) on investments	35,548,906	(14,282,736)	(386,179)	1,919,100
Net increase (decrease) in net assets resulting from operations	44,358,293	(2,849,277)	3,578,516	6,769,298

Distributions to Shareholders from:
Net investment income	(1,498,370)	(851,718)	(1,695,499)	(1,512,371)

Shareholder Transactions:
Proceeds from shares purchased	205,002,224	132,237,404	19,675,002	21,944,215
Value of shares redeemed	(75,066,087)	(137,742,483)	(12,183,568)	(17,254,801)
Net increase (decrease) in net assets resulting from share transactions	129,936,137	(5,505,079)	7,491,434	4,689,414
Net increase (decrease) in net assets	172,796,060	(9,206,074)	9,374,451	9,946,341

Net assets:
Beginning of year	100,479,251	109,685,325	42,363,579	32,417,238
End of year	$273,275,311	$100,479,251	$51,738,030	$42,363,579
Undistributed net investment income at end of year	$131,943	$52,623	$142,246	$53,335

Changes in shares outstanding:
Shares sold	3,100,000	2,350,000	300,000	400,000
Shares redeemed	(1,200,000)	(2,500,000)	(200,000)	(300,000)
Net increase (decrease) in shares	1,900,000	(150,000)	100,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 105

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2013	2012	2011[a]
Per Share Data:
Net asset value, beginning of period	$33.95	$31.15	$30.21
Income from investment operations:
Net investment income[b]	0.57	0.46	0.30
Net gain on investments (realized and unrealized)	11.28	2.80	0.85
Total from investment operations	11.85	3.26	1.15
Less distributions from:
Net investment income	(0.56)	(0.46)	(0.21)
Total distributions to shareholders	(0.56)	(0.46)	(0.21)
Net asset value, end of period	$45.24	$33.95	$31.15

Total Return[c]	35.21%	10.52%	3.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$76,904	$52,617	$54,508
Ratio to average net assets of:
Net investment income	1.44%	1.39%	1.06%[d]
Total expenses	0.41%	0.41%	0.41%[d]
Portfolio turnover rate[e]	29%	33%	30%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

106 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2013	2012	2011[a]
Per Share Data:
Net asset value, beginning of period	$33.92	$31.08	$30.18
Income from investment operations:
Net investment income[b]	0.62	0.51	0.36
Net gain on investments (realized and unrealized)	10.71	2.83	0.85
Total from investment operations	11.33	3.34	1.21
Less distributions from:
Net investment income	(0.62)	(0.50)	(0.31)
Total distributions to shareholders	(0.62)	(0.50)	(0.31)
Net asset value, end of period	$44.63	$33.92	$31.08

Total Return[c]	33.71%	10.83%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$64,720	$39,011	$34,183
Ratio to average net assets of:
Net investment income	1.57%	1.56%	1.26%[d]
Total expenses	0.40%	0.41%	0.41%[d]
Portfolio turnover rate[e]	27%	27%	25%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 107

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2013	2012	2011[a]
Per Share Data:
Net asset value, beginning of period	$31.82	$29.48	$30.19
Income from investment operations:
Net investment income[b]	0.54	0.34	0.22
Net gain (loss) on investments (realized and unrealized)	11.12	2.33	(0.75)
Total from investment operations	11.66	2.67	(0.53)
Less distributions from:
Net investment income	(0.59)	(0.33)	(0.18)
Total distributions to shareholders	(0.59)	(0.33)	(0.18)
Net asset value, end of period	$42.89	$31.82	$29.48

Total Return[c]	37.07%	9.08%	(1.78)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$25,736	$14,318	$23,584
Ratio to average net assets of:
Net investment income	1.46%	1.10%	0.79%[d]
Total expenses	0.41%	0.41%	0.41%[d]
Portfolio turnover rate[e]	42%	43%	38%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

108 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2013	2012	2011[a]
Per Share Data:
Net asset value, beginning of period	$33.31	$33.83	$40.21
Income from investment operations:
Net investment income[b]	0.50	0.55	0.69
Net gain (loss) on investments (realized and unrealized)	1.06	(0.53)	(6.35)
Total from investment operations	1.56	0.02	(5.66)
Less distributions from:
Net investment income	(0.44)	(0.48)	(0.36)
Return of capital	—	(0.06)	(0.36)
Total distributions to shareholders	(0.44)	(0.54)	(0.72)
Net asset value, end of period	$34.43	$33.31	$33.83

Total Return[c]	4.76%	0.10%	(14.13)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,328	$13,325	$16,914
Ratio to average net assets of:
Net investment income	1.46%	1.66%	1.99%
Total expenses	0.71%	0.72%	0.71%[d]
Net expenses[e]	0.60%	0.61%	0.63%[d]
Portfolio turnover rate[f]	38%	39%	63%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
[d]	Annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 109

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$55.09	$47.70	$42.37	$32.78	$24.82
Income from investment operations:
Net investment income[a]	0.79	0.64	0.56	0.35	0.40
Net gain on investments (realized and unrealized)	21.02	7.46	5.31	9.56	7.93
Total from investment operations	21.81	8.10	5.87	9.91	8.33
Less distributions from:
Net investment income	(0.84)	(0.71)	(0.54)	(0.32)	(0.37)
Total distributions to shareholders	(0.84)	(0.71)	(0.54)	(0.32)	(0.37)
Net asset value, end of period	$76.06	$55.09	$47.70	$42.37	$32.78

Total Return[b]	39.91%	17.05%	13.91%	30.35%	34.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$125,497	$41,314	$21,467	$25,425	$11,474
Ratio to average net assets of:
Net investment income	1.19%	1.22%	1.20%	0.89%	1.61%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	20%	25%	26%	28%	42%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

110 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$68.24	$61.01	$55.42	$48.42	$41.47
Income from investment operations:
Net investment income[a]	1.73	1.41	1.31	1.14	1.04
Net gain on investments (realized and unrealized)	20.22	7.20	5.49	6.95	6.91
Total from investment operations	21.95	8.61	6.80	8.09	7.95
Less distributions from:
Net investment income	(1.71)	(1.38)	(1.21)	(1.09)	(1.00)
Total distributions to shareholders	(1.71)	(1.38)	(1.21)	(1.09)	(1.00)
Net asset value, end of period	$88.48	$68.24	$61.01	$55.42	$48.42

Total Return[b]	32.59%	14.19%	12.37%	16.89%	19.60%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$84,054	$40,944	$30,507	$13,856	$9,685
Ratio to average net assets of:
Net investment income	2.15%	2.14%	2.20%	2.20%	2.52%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	17%	18%	15%	18%	25%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 111

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$64.01	$64.16	$53.74	$47.69	$39.72
Income from investment operations:
Net investment income[a]	0.78	0.55	0.36	0.44	0.46
Net gain (loss) on investments (realized and unrealized)	15.87	(0.19)	10.43	6.07	7.93
Total from investment operations	16.65	0.36	10.79	6.51	8.39
Less distributions from:
Net investment income	(0.80)	(0.51)	(0.37)	(0.46)	(0.42)
Total distributions to shareholders	(0.80)	(0.51)	(0.37)	(0.46)	(0.42)
Net asset value, end of period	$79.86	$64.01	$64.16	$53.74	$47.69

Total Return[b]	26.19%	0.58%	20.09%	13.74%	21.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$43,924	$32,004	$35,287	$16,122	$11,922
Ratio to average net assets of:
Net investment income	1.09%	0.88%	0.53%	0.87%	1.16%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	17%	30%	23%	31%	33%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

112 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$28.68	$24.48	$25.40	$21.53	$21.41
Income from investment operations:
Net investment income[a]	0.57	0.39	0.42	0.31	0.36
Net gain (loss) on investments (realized and unrealized)	9.08	4.32	(0.96)	3.87	0.18
Total from investment operations	9.65	4.71	(0.54)	4.18	0.54
Less distributions from:
Net investment income	(0.58)	(0.42)	(0.38)	(0.31)	(0.42)
Return of capital	(0.11)	(0.09)	—	—	—
Total distributions to shareholders	(0.69)	(0.51)	(0.38)	(0.31)	(0.42)
Net asset value, end of period	$37.64	$28.68	$24.48	$25.40	$21.53

Total Return[b]	34.05%	19.32%	(2.25%)	19.46%	3.15%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$58,337	$14,339	$17,133	$16,510	$13,995
Ratio to average net assets of:
Net investment income	1.65%	1.48%	1.59%	1.26%	2.00%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	14%	17%	18%	19%	49%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 113

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$76.84	$66.49	$59.74	$50.56	$42.21
Income from investment operations:
Net investment income[a]	0.55	0.47	0.32	0.20	0.19
Net gain on investments (realized and unrealized)	27.63	11.04	6.73	9.20	8.35
Total from investment operations	28.18	11.51	7.05	9.40	8.54
Less distributions from:
Net investment income	(0.52)	(1.16)	(0.30)	(0.22)	(0.19)
Total distributions to shareholders	(0.52)	(1.16)	(0.30)	(0.22)	(0.19)
Net asset value, end of period	$104.50	$76.84	$66.49	$59.74	$50.56

Total Return[b]	36.81%	17.39%	11.80%	18.64%	20.31%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$130,627	$38,419	$53,196	$53,770	$73,308
Ratio to average net assets of:
Net investment income	0.60%	0.65%	0.47%	0.35%	0.42%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	24%	15%	19%	20%	38%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

114 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$56.94	$51.50	$49.54	$39.76	$35.73
Income from investment operations:
Net investment income[a]	0.95	1.05	0.83	0.61	0.67
Net gain on investments (realized and unrealized)	19.41	5.42	2.05	9.78	4.12
Total from investment operations	20.36	6.47	2.88	10.39	4.79
Less distributions from:
Net investment income	(0.97)	(1.03)	(0.92)	(0.61)	(0.76)
Total distributions to shareholders	(0.97)	(1.03)	(0.92)	(0.61)	(0.76)
Net asset value, end of period	$76.33	$56.94	$51.50	$49.54	$39.76

Total Return[b]	36.10%	12.64%	5.80%	26.28%	13.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$57,251	$17,082	$15,450	$42,105	$17,890
Ratio to average net assets of:
Net investment income	1.41%	1.90%	1.52%	1.34%	1.88%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	24%	18%	15%	18%	35%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 115

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$60.71	$56.57	$57.32	$45.78	$34.37
Income from investment operations:
Net investment income[a]	1.25	0.92	0.82	1.52	0.60
Net gain (loss) on investments (realized and unrealized)	14.73	4.14	(0.76)	11.65	11.49
Total from investment operations	15.98	5.06	0.06	13.17	12.09
Less distributions from:
Net investment income	(1.20)	(0.92)	(0.81)	(1.63)	(0.68)
Total distributions to shareholders	(1.20)	(0.92)	(0.81)	(1.63)	(0.68)
Net asset value, end of period	$75.49	$60.71	$56.57	$57.32	$45.78

Total Return[b]	26.59%	8.99%	0.04%	29.05%	35.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$49,069	$33,388	$36,771	$34,395	$41,199
Ratio to average net assets of:
Net investment income	1.84%	1.55%	1.33%	2.88%	1.41%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	18%	20%	21%	27%	57%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

116 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$51.53	$52.23	$50.72	$39.98	$29.98
Income from investment operations:
Net investment income[a]	0.68	0.41	0.29	0.12	0.11
Net gain (loss) on investments (realized and unrealized)	19.43	(0.75)	1.49	10.75	10.03
Total from investment operations	20.11	(0.34)	1.78	10.87	10.14
Less distributions from:
Net investment income	(0.66)	(0.36)	(0.27)	(0.13)	(0.14)
Total distributions to shareholders	(0.66)	(0.36)	(0.27)	(0.13)	(0.14)
Net asset value, end of period	$70.98	$51.53	$52.23	$50.72	$39.98

Total Return[b]	39.23%	(0.71%)	3.51%	27.23%	33.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$273,275	$100,479	$109,685	$88,759	$53,969
Ratio to average net assets of:
Net investment income	1.07%	0.76%	0.54%	0.26%	0.30%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	24%	25%	29%	25%	30%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 117

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$60.52	$54.03	$50.27	$42.13	$41.18
Income from investment operations:
Net investment income[a]	2.36	2.03	1.89	1.84	1.89
Net gain on investments (realized and unrealized)	4.11	6.45	3.71	8.13	0.88
Total from investment operations	6.47	8.48	5.60	9.97	2.77
Less distributions from:
Net investment income	(2.32)	(1.99)	(1.84)	(1.83)	(1.82)
Total distributions to shareholders	(2.32)	(1.99)	(1.84)	(1.83)	(1.82)
Net asset value, end of period	$64.67	$60.52	$54.03	$50.27	$42.13

Total Return[b]	10.95%	15.98%	11.29%	24.10%	6.97%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$51,738	$42,364	$32,417	$20,110	$8,427
Ratio to average net assets of:
Net investment income	3.78%	3.60%	3.60%	3.95%	4.64%
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	22%	22%	15%	16%	26%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

118 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a nondiversified, open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2013, the Trust offered twenty-one portfolios, of which thirteen are covered by this report. The financial statements herein relate to the following funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Index
Guggenheim Russell MidCap®	Russell MidCap® Equal
Equal Weight ETF	Weight Index
Guggenheim Russell 1000®	Russell 1000® Equal
Equal Weight ETF	Weight Index
Guggenheim Russell 2000®	Russell 2000® Equal
Equal Weight ETF	Weight Index
Guggenheim MSCI Emerging	MSCI Emerging Markets
Markets Equal Weight ETF	Equal Weighted Index
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight Index
Consumer Discretionary ETF	Consumer Discretionary
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight Index
Consumer Staples ETF	Consumer Staples
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight
Energy ETF	Index Energy
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight
Financials ETF	Index Financials
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight
Health Care ETF	Index Health Care
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight
Industrials ETF	Index Industrials
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight
Materials ETF	Index Materials
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight Index
Technology ETF	Information Technology
Guggenheim S&P 500® Equal Weight	S&P 500® Equal Weight
Utilities ETF	Index Telecommunication Service and Utilities

The Funds seek to achieve their objective by investing in common stocks or ETFs, where applicable, that comprise the Underlying Index. The Funds use a “replication” strategy to track the Under-lying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. The Funds invest in money market mutual funds, which are valued at their NAV.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

If events occur after the close of a foreign exchange that will affect the value of a Fund’s portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Funds’ NAV. Some of the factors which may be considered by the

GUGGENHEIM ETFs ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

Board of Trustees in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, in all the Funds, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

E. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from the difference between asset and liability amounts initially stated in for-

120 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

eign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

F. The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The Guggenheim S&P 500® Equal Weight Sector ETFs are non-diversified funds, subjecting them to a greater risk than funds that are diversified.

Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim Russell MidCap® Equal Weight ETF	$2,000
Guggenheim Russell 1000® Equal Weight ETF	2,500
Guggenheim Russell 2000® Equal Weight ETF	3,000
Guggenheim MSCI Emerging Markets Equal Weight ETF	6,000
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	750
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	500
Guggenheim S&P 500® Equal Weight Energy ETF	500
Guggenheim S&P 500® Equal Weight Financials ETF	750
Guggenheim S&P 500® Equal Weight Health Care ETF	500
Guggenheim S&P 500® Equal Weight Industrials ETF	500
Guggenheim S&P 500® Equal Weight Materials ETF	500
Guggenheim S&P 500® Equal Weight Technology ETF	750
Guggenheim S&P 500® Equal Weight Utilities ETF	500

On August 7, 2013, GI voluntarily made a capital contribution of $12,191 to the Guggenheim MSCI Emerging Markets Equal Weight ETF for losses incurred during fund trading.

On October 25, 2013, GI voluntarily made a capital contribution of $8,670 to the Guggenheim S&P 500 Equal Weight Utilities ETF for losses incurred during fund trading.

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim Russell MidCap® Equal Weight ETF	0.40%
Guggenheim Russell 1000® Equal Weight ETF	0.40%
Guggenheim Russell 2000® Equal Weight ETF	0.40%
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.70%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.50%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.50%
Guggenheim S&P 500® Equal Weight Energy ETF	0.50%
Guggenheim S&P 500® Equal Weight Financials ETF	0.50%
Guggenheim S&P 500® Equal Weight Health Care ETF	0.50%
Guggenheim S&P 500® Equal Weight Industrials ETF	0.50%
Guggenheim S&P 500® Equal Weight Materials ETF	0.50%
Guggenheim S&P 500® Equal Weight Technology ETF	0.50%
Guggenheim S&P 500® Equal Weight Utilities ETF	0.50%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses, trustee fees (where applicable) and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Fund. GI compensates RFS directly for this service. Prior to June 3, 2013, State Street Bank and Trust provided such services.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services. Prior to June 3, 2013, State Street Bank and Trust provided such services.

GUGGENHEIM ETFs ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (continued)

For the Guggenheim MCSI Emerging Markets Equal Weight ETF, the Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses (“Excluded Expenses”)) plus Acquired Fund Fees and Expense borne indirectly from exceeding 0.70% of the Fund’s average daily net assets until February 28, 2014. This agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue until at least February 28, 2014.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of October 31, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total
Guggenheim Russell MidCap® Equal Weight ETF	$76,894,537	$1,298,954	$—	$78,193,491
Guggenheim Russell 1000® Equal Weight ETF	64,702,379	530,075	—	65,232,454
Guggenheim Russell 2000® Equal Weight ETF	25,797,670	295,099	1,749	26,094,518
Guggenheim MSCI Emerging Markets Equal Weight ETF	10,325,895	777,271	—	11,103,166
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	125,483,311	2,410,800	—	127,894,111
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	83,994,758	—	—	83,994,758
Guggenheim S&P 500® Equal Weight Energy ETF	43,913,559	—	—	43,913,559
Guggenheim S&P 500® Equal Weight Financials ETF	58,315,682	—	—	58,315,682
Guggenheim S&P 500® Equal Weight Health Care ETF	130,628,054	—	—	130,628,054
Guggenheim S&P 500® Equal Weight Industrials ETF	57,218,567	986,850	—	58,205,417
Guggenheim S&P 500® Equal Weight Materials ETF	49,051,476	3,207,925	—	52,259,401
Guggenheim S&P 500® Equal Weight Technology ETF	272,874,282	—	—	272,874,282
Guggenheim S&P 500® Equal Weight Utilities ETF	51,642,419	2,628,425	—	54,270,844

The Funds disclose information about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. For the year ended October 31, 2013, there were no transfers between levels.

5. Federal Income Taxes

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

122 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax was required in the Funds’ financial statements. A fund’s federal tax returns are subject to examination by the Internal Revenue Service of three fiscal years after they are filed.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

For the year ended October 31, 2013, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim Russell MidCap® Equal Weight ETF	$(737,891)
Guggenheim Russell 1000® Equal Weight ETF	(447,805)
Guggenheim Russell 2000® Equal Weight ETF	(259,231)
Guggenheim MSCI Emerging Markets Equal Weight ETF	(21,284)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	(349,009)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	(487,119)
Guggenheim S&P 500® Equal Weight Energy ETF	(221,092)
Guggenheim S&P 500® Equal Weight Financials ETF	(67,820)
Guggenheim S&P 500® Equal Weight Health Care ETF	(1,281,122)
Guggenheim S&P 500® Equal Weight Industrials ETF	—
Guggenheim S&P 500® Equal Weight Materials ETF	—
Guggenheim S&P 500® Equal Weight Technology ETF	(962,817)
Guggenheim S&P 500® Equal Weight Utilities ETF	(374,893)

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Ordinary	Return of	Total
Fund	Income	Capital	Distributions
Guggenheim Russell MidCap® Equal Weight ETF	$872,275	$—	$872,275
Guggenheim Russell 1000® Equal Weight ETF	825,605	—	825,605
Guggenheim Russell 2000® Equal Weight ETF	245,833	—	245,833
Guggenheim MSCI Emerging Markets Equal Weight ETF	142,210	—	142,210
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	700,441	—	700,441
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	1,309,633	—	1,309,633
Guggenheim S&P 500® Equal Weight Energy ETF	380,123	—	380,123
Guggenheim S&P 500® Equal Weight Financials ETF	576,182	112,188	688,370
Guggenheim S&P 500® Equal Weight Health Care ETF	639,369	—	639,369
Guggenheim S&P 500® Equal Weight Industrials ETF	482,387	—	482,387
Guggenheim S&P 500® Equal Weight Materials ETF	628,784	—	628,784
Guggenheim S&P 500® Equal Weight Technology ETF	1,498,370	—	1,498,370
Guggenheim S&P 500® Equal Weight Utilities ETF	1,695,499	—	1,695,499

GUGGENHEIM ETFs ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary	Return of	Total
Fund	Income	Capital	Distributions
Guggenheim Russell MidCap® Equal Weight ETF	$712,539	$—	$712,539
Guggenheim Russell 1000® Equal Weight ETF	553,925	—	553,925
Guggenheim Russell 2000® Equal Weight ETF	198,196	—	198,196
Guggenheim MSCI Emerging Markets Equal Weight ETF	192,786	23,454	216,240
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	540,416	—	540,416
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	802,431	—	802,431
Guggenheim S&P 500® Equal Weight Energy ETF	257,933	—	257,933
Guggenheim S&P 500® Equal Weight Financials ETF	224,168	51,231	275,399
Guggenheim S&P 500® Equal Weight Health Care ETF	449,910	—	449,910
Guggenheim S&P 500® Equal Weight Industrials ETF	419,866	—	419,866
Guggenheim S&P 500® Equal Weight Materials ETF	529,218	—	529,218
Guggenheim S&P 500® Equal Weight Technology ETF	851,718	—	851,718
Guggenheim S&P 500® Equal Weight Utilities ETF	1,512,371	—	1,512,371

The tax character of distributable earnings/(accumulated losses) at October 31, 2013 was as follows:

	Undistributed	Undistributed	Capital	Net Unrealized	Total
	Ordinary	Long-Term	Loss	Appreciation/	Accumulated
Fund	Income	Capital Gain	Carryforward	(Depreciation)	Earnings/(Deficit)
Guggenheim Russell MidCap® Equal Weight ETF	$569,770	$123,066	$—	$17,347,586	$18,040,422
Guggenheim Russell 1000® Equal Weight ETF	3,790	—	(105,090)	12,467,481	12,366,181
Guggenheim Russell 2000® Equal Weight ETF	1,803	—	(1,011,136)	3,708,871	2,699,538
Guggenheim MSCI Emerging Markets Equal Weight ETF	51,264	—	(2,126,952)	(698,713)	(2,774,401)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	28,888	—	(2,737,521)	17,895,128	15,186,495
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	130,780	—	(258,721)	9,350,756	9,222,815
Guggenheim S&P 500® Equal Weight Energy ETF	7,918	—	(3,869,181)	1,944,940	(1,916,323)
Guggenheim S&P 500® Equal Weight Financials ETF	—	—	(6,746,420)	3,988,435	(2,757,985)
Guggenheim S&P 500® Equal Weight Health Care ETF	115,335	—	(3,726,682)	11,254,762	7,643,415
Guggenheim S&P 500® Equal Weight Industrials ETF	58,799	—	(1,270,828)	6,660,258	5,448,229
Guggenheim S&P 500® Equal Weight Materials ETF	47,155	—	(1,182,122)	9,102,083	7,967,116
Guggenheim S&P 500® Equal Weight Technology ETF	70,670	—	(10,353,100)	19,280,470	8,998,040
Guggenheim S&P 500® Equal Weight Utilities ETF	131,830	—	—	2,149,805	2,281,635

A summary of the expiration of the capital loss carryforward is as follows:

							Remaining
	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Guggenheim Russell MidCap® Equal Weight ETF	$—	$—	$—	$—	$—	$—	$—
Guggenheim Russell 1000® Equal Weight ETF	—	—	—	(312)	—	(104,778)	(105,090)
Guggenheim Russell 2000® Equal Weight ETF	—	—	—	(259,648)	(336,683)	(414,805)	(1,011,136)
Guggenheim MSCI Emerging Markets Equal Weight ETF	—	—	—	(18,800)	(680,087)	(1,428,065)	(2,126,952)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	(756,188)	(1,981,333)	—	—	—	—	(2,737,521)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	(1,831)	(195,890)	—	(61,000)	—	—	(258,721)
Guggenheim S&P 500® Equal Weight Energy ETF	—	(1,743,348)	(393,314)	(128,371)	(149,978)	(1,454,170)	(3,869,181)
Guggenheim S&P 500® Equal Weight Financials ETF	(1,772,479)	(4,062,086)	(376,840)	—	(46,137)	(488,878)	(6,746,420)
Guggenheim S&P 500® Equal Weight Health Care ETF	(114,658)	(3,545,994)	—	(66,030)	—	—	(3,726,682)
Guggenheim S&P 500® Equal Weight Industrials ETF	—	(1,121,641)	—	—	—	(149,187)	(1,270,828)
Guggenheim S&P 500® Equal Weight Materials ETF	—	(576,552)	—	—	—	(605,570)	(1,182,122)
Guggenheim S&P 500® Equal Weight Technology ETF	—	(2,331,453)	—	—	(1,760,145)	(6,261,502)	(10,353,100)
Guggenheim S&P 500® Equal Weight Utilities ETF	—	—	—	—	—	—	—

124 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, equalization debits, passive foreign investment company adjustments, and return of capital on investments.

For the year ended October 31, 2013, the adjustments for the Funds were as follows:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Loss
Guggenheim Russell MidCap® Equal Weight ETF	$311,934	$(10,792)	$(301,142)
Guggenheim Russell 1000® Equal Weight ETF	2,241,197	(35,324)	(2,205,873)
Guggenheim Russell 2000® Equal Weight ETF	223,070	(10,720)	(212,350)
Guggenheim MSCI Emerging Markets Equal Weight ETF	381,659	11,738	(393,397)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,194,178	—	(1,194,178)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	3,535,442	—	(3,535,442)
Guggenheim S&P 500® Equal Weight Energy ETF	1,424,432	—	(1,424,432)
Guggenheim S&P 500® Equal Weight Financials ETF	4,948,755	(99,681)	(4,849,074)
Guggenheim S&P 500® Equal Weight Health Care ETF	20,455,415	—	(20,455,415)
Guggenheim S&P 500® Equal Weight Industrials ETF	2,620,589	625	(2,621,214)
Guggenheim S&P 500® Equal Weight Materials ETF	2,838,849	—	(2,838,849)
Guggenheim S&P 500® Equal Weight Technology ETF	9,466,158	(9,974)	(9,456,184)
Guggenheim S&P 500® Equal Weight Utilities ETF	2,467,104	(11,127)	(2,455,977)

At October 31, 2013, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Guggenheim Russell MidCap® Equal Weight ETF	$60,845,905	$18,704,821	$(1,357,235)	$17,347,586
Guggenheim Russell 1000® Equal Weight ETF	52,764,973	13,807,386	(1,339,905)	12,467,481
Guggenheim Russell 2000® Equal Weight ETF	22,385,647	5,053,110	(1,344,239)	3,708,871
Guggenheim MSCI Emerging Markets Equal Weight ETF	11,801,880	1,004,190	(1,702,903)	(698,713)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	109,998,983	19,861,524	(1,966,396)	17,895,128
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	74,644,002	10,037,792	(687,036)	9,350,756
Guggenheim S&P 500® Equal Weight Energy ETF	41,968,619	5,219,726	(3,274,786)	1,944,940
Guggenheim S&P 500® Equal Weight Financials ETF	54,327,247	5,011,253	(1,022,818)	3,988,435
Guggenheim S&P 500® Equal Weight Health Care ETF	119,373,292	14,132,316	(2,877,554)	11,254,762
Guggenheim S&P 500® Equal Weight Industrials ETF	51,545,159	7,265,297	(605,039)	6,660,258
Guggenheim S&P 500® Equal Weight Materials ETF	43,157,318	11,034,374	(1,932,291)	9,102,083
Guggenheim S&P 500® Equal Weight Technology ETF	253,593,812	26,973,431	(7,692,961)	19,280,470
Guggenheim S&P 500® Equal Weight Utilities ETF	52,121,039	3,987,745	(1,837,940)	2,149,805

6. Investment Transactions

For the year ended October 31, 2013, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim Russell MidCap® Equal Weight ETF	$8,608,980	$1,673,031
Guggenheim Russell 1000® Equal Weight ETF	19,468,018	8,111,153
Guggenheim Russell 2000® Equal Weight ETF	8,265,388	1,642,174
Guggenheim MSCI Emerging Markets Equal Weight ETF	—	2,320,119
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	68,635,108	3,680,048
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	52,382,561	24,243,049
Guggenheim S&P 500® Equal Weight Energy ETF	14,925,251	10,302,522
Guggenheim S&P 500® Equal Weight Financials ETF	64,910,896	29,219,547
Guggenheim S&P 500® Equal Weight Health Care ETF	238,878,559	181,510,074
Guggenheim S&P 500® Equal Weight Industrials ETF	44,143,124	13,962,249
Guggenheim S&P 500® Equal Weight Materials ETF	17,556,636	9,498,053
Guggenheim S&P 500® Equal Weight Technology ETF	204,760,663	74,307,097
Guggenheim S&P 500® Equal Weight Utilities ETF	19,471,912	12,090,434

GUGGENHEIM ETFs ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Funds were as follows:

Fund	Purchases	Sales
Guggenheim Russell MidCap® Equal Weight ETF	$17,996,342	$17,975,321
Guggenheim Russell 1000® Equal Weight ETF	14,266,221	14,203,366
Guggenheim Russell 2000® Equal Weight ETF	7,272,168	7,108,265
Guggenheim MSCI Emerging Markets Equal Weight ETF	4,357,199	5,528,780
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	62,474,583	12,385,023
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	10,624,575	10,693,340
Guggenheim S&P 500® Equal Weight Energy ETF	6,381,139	5,956,753
Guggenheim S&P 500® Equal Weight Financials ETF	5,783,743	5,992,484
Guggenheim S&P 500® Equal Weight Health Care ETF	26,170,702	27,356,901
Guggenheim S&P 500® Equal Weight Industrials ETF	8,362,333	8,218,683
Guggenheim S&P 500® Equal Weight Materials ETF	6,693,501	6,969,465
Guggenheim S&P 500® Equal Weight Technology ETF	35,548,657	36,415,770
Guggenheim S&P 500® Equal Weight Utilities ETF	11,170,083	10,613,668

There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2013.

7. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2013, the Funds participated in securities lending as follows:

	Value of	Cash
	Securities	Collateral
Fund	Loaned	Received
Guggenheim Russell MidCap® Equal Weight ETF	$1,259,294	$1,298,954
Guggenheim Russell 1000® Equal Weight ETF	511,243	530,075
Guggenheim Russell 2000® Equal Weight ETF	275,876	294,830
Guggenheim MSCI Emerging Markets Equal Weight ETF	749,285	777,050
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	2,279,550	2,410,800
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	—	—
Guggenheim S&P 500® Equal Weight Energy ETF	—	—
Guggenheim S&P 500® Equal Weight Financials ETF	—	—
Guggenheim S&P 500® Equal Weight Health Care ETF	—	—
Guggenheim S&P 500® Equal Weight Industrials ETF	979,506	986,850
Guggenheim S&P 500® Equal Weight Materials ETF	3,179,392	3,207,925
Guggenheim S&P 500® Equal Weight Technology ETF	—	—
Guggenheim S&P 500® Equal Weight Utilities ETF	2,498,733	2,628,425

Cash collateral received was invested in the following joint repurchase agreements at October 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae
0.09%			0.00%
Due 11/01/13	$4,219,351	$4,219,362	05/15/19 - 11/15/20	$4,922,338	$4,300,368
RBS Securities, Inc.			Federal Home Loan Bank
0.09%			0.00% - 5.625%
Due 11/01/13	7,915,557	7,915,577	11/12/13 - 09/13/24	1,086,411	1,092,627
			Freddie Mac
			0.42% - 5.625%
			10/27/14 - 11/23/35	6,586,024	6,975,055

126 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

8. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SCLFC actions”). Rydex ETF Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight Consumer Discretionary ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $249,481. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The ASU requires an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for annual or interim periods beginning on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

GUGGENHEIM ETFs ANNUAL REPORT | 127

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell Midcap® Equal Weight ETF, Guggenheim Russell 1000® Equal Weight ETF, Guggenheim Russell 2000® Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Technology ETF and Guggenheim S&P 500® Equal Weight Utilities ETF (thirteen of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 23, 2013

128 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at wwww.guggenheiminvestments.com.

Board Considerations Regarding Approval of Investments Advisory Agreement

At in-person meetings of the Rydex ETF Trust’s (the “Trust”) Board of Trustees (the “Board”) held on May 16 and June 5, 2013 (collectively, the “Meetings”), called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement applicable to the series of the Trust (each a “Fund” and collectively, the “Funds”), the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), unanimously approved the continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (referred to herein as the “Adviser”) with respect to each of the Funds for an additional one-year period, based on the Board’s review of qualitative and quantitative information provided by the Adviser.

In considering the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Adviser such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board also received a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Adviser. The Board also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and

GUGGENHEIM ETFS ANNUAL REPORT | 129

OTHER INFORMATION (Unaudited) (continued)

reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable funds. The Independent Trustees carefully evaluated this information, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

As a part of their consideration of the approval of the Investment Advisory Agreement at the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature and quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the rationale provide by the Adviser as to why the addition of breakpoints was not currently appropriate; (f) each Fund’s overall fees and operating expenses compared with similar funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and compliance procedures applicable to personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar funds. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Adviser. At the Meetings, the Board reviewed the scope of services to be provided by the Adviser under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Adviser for the past year and the scope of services required to be provided during the upcoming year. The Board also considered (1) the Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and (2) whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	Fund Expenses and Performance of the Funds and the Adviser. At the Meetings, the Board reviewed statistical information provided by the Adviser regarding the expense ratio components and performance of each Fund. The Adviser engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject Funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. This statistical information related to the expense ratio components included actual advisory fees, waivers/reimbursements, and gross and net total expenses for each Fund in comparison to other funds determined by FUSE to comprise each Fund’s applicable peer group. The Board also considered the Adviser’s representation that it found the peer group compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers.

•	Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Adviser had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. At the Meetings, the Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser, and reviewed reports comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Adviser and ancillary revenue, if any, received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser and/or its affiliates. The Board considered information regarding the Adviser’s profit margin as reflected in the Adviser’s profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses among the individual Funds in determining the Adviser’s profitability.

130 | GUGGENHEIM ETFS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

•	Economies of Scale. At the Meetings, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

•	Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Adviser’s affiliate under a separate agreement at the Meetings. The Board noted that the Adviser reports portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Adviser at each quarterly Board meeting.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the Funds were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds.

GUGGENHEIM ETFS ANNUAL REPORT | 131

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	212
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments:

President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	131
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	131
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	131
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

132 | GUGGENHEIM ETFS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - continued

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	131
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present;

Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	131
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	131
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	131
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

GUGGENHEIM ETFS ANNUAL REPORT | 133

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

134 | GUGGENHEIM ETFS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

GUGGENHEIM ETFS ANNUAL REPORT | 135

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

136 | GUGGENHEIM ETFS ANNUAL REPORT

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ETF2-ANN-1013X1014

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one or more of our exchange traded funds (“ETFs”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim Partners and Security Investors. It is committed to providing investors with innovative investment solutions; as of the date of this report we offer 21 ETFs, including our lineup of equal weight ETFs. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

This report covers performance of the ETFs for the annual period ended October 31, 2013.

We encourage you to read the Economic and Market Overview that follows, which provides additional information regarding the factors that influenced the Funds’ performance for the fiscal year, and then the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments. com or call 800.820.0888.

The Russell Top 50® ETF may not be suitable for all investors. • The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. • Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. • The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. See Prospectus for more details.

Pure style ETFs may not be suitable for all investors. The ETFs are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Funds may lose money. • Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Fund’s’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Funds’ performance to match or correlate to that of the Funds’ Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Funds’ performance to be less than you expect. • Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Funds’ holdings. In addition, although the Funds’ shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. • Each Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified Fund. • See Prospectus for more details.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	October 31, 2013

For much of the 12-month period ended October 31, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment. But concern over a U.S. government shutdown and the strength of the economic recovery increased volatility over the last months of the period, as did confusion over the expected tapering of quantitative easing (QE). Sharply higher interest rates caused fixed-income assets to sell off in the second quarter, but then rebound somewhat when rates began falling late in the third quarter. Stocks continued their positive response to QE by grinding higher over the course of the summer, with some indices setting new market highs during October.

The yield on the 10-year Treasury note rose to a two-year high of 3% by early September, over 100 basis points above May’s lows. On September 18, the Fed again surprised markets by announcing it would not begin tapering its asset purchases, and rates promptly headed lower. In refraining from tapering, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation. The Fed was concerned about the impact of higher rates on the economy (particularly housing) and also the looming budget battles in Washington.

Challenges facing the U.S. economy, such as low growth and persistent unemployment, are also helping to keep interest rates subdued. As rates fell after the Fed’s September meeting, mortgage activity began to stabilize. Housing is positioned to continue improving during the fourth quarter, although the evidence may not show up in the economic data until late 2013 or early 2014.

Overseas, the economic outlook for Europe is improving, and China’s apparent commitment to a 7.5% growth target is supporting Asian equities. European and emerging market equities (which are generally still at lower relative values than U.S. equities) are likely to benefit even more from the global liquidity environment and the expectation of continued monetary accommodation.

Minutes from the Federal Open Market Committee September meeting, which were released in October, indicated significant debate over taper timing. Given the data-dependent nature of the purchase program, some members believed employment weakness and low levels of inflation argued for continued QE. Others said they felt economic growth was sufficiently positive to taper, and believed that markets had been positioned for it. At period-end, there was little chance the Fed would make any move before Senate confirmation of its chairman-nominee, Janet Yellen. Markets may become increasingly concerned about how slow the U.S. economy appears as 2013 winds down, but liquidity rules, continuing to drive performance of risk assets.

For the 12-month period ended October 31, 2013, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 27.18%. The Barclays U.S. Aggregate Bond Index* returned -1.08% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.09%. The MSCI World Index* returned 25.77%, while the MSCI Emerging Markets Index* returned 6.53%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 100® Index is a subset of the S&P 500® Index that measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (concluded)	October 31, 2013

Russell Top 50® Mega Cap Index measures the performance of the largest companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies and represents approximately 98% of the investable U.S. equity market. The Mega Cap Index includes approximately 50 of the largest securities based on a combination of their market cap and current index membership and represents approximately 40% of the total market capitalization of the Russell 3000.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1,000 companies.

S&P 500® Pure Value Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong value characteristics, and weights them by style score. It is a complement to the S&P 500® Value Index, which consists of all value companies in the S&P 500 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong growth characteristics, and weights them by style score. It is a complement to the S&P 500® Growth Index, which consists of all growth companies in the S&P 500 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong value characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Value Index, which consists of all value companies in the S&P 400 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Growth Index, which consists of all growth companies in the S&P 400 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 600) companies with strong value characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Value Index, which consists of all value companies in the S&P 600 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 600 itself measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Growth Index, which consists of all growth companies in the S&P 600 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 600 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2013 and held for the six months ended October 31, 2013.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	04/30/13	10/31/13	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	9.21%	$1,000.00	$1,092.10	$1.05
Guggenheim S&P 500® Pure Value ETF	0.35%	19.57%	1,000.00	1,195.70	1.94
Guggenheim S&P 500® Pure Growth ETF	0.35%	17.20%	1,000.00	1,172.00	1.92
Guggenheim S&P Midcap 400® Pure Value ETF	0.35%	15.62%	1,000.00	1,156.20	1.90
Guggenheim S&P Midcap 400® Pure Growth ETF	0.35%	13.93%	1,000.00	1,139.30	1.89
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	22.72%	1,000.00	1,227.20	1.96
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	22.70%	1,000.00	1,227.00	1.96

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	5.00%	1,000.00	1,024.20	1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P 500® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P Midcap 400® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P Midcap 400® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period April 30, 2013 to October 31, 2013.

GUGGENHEIM ETFs ANNUAL REPORT | 5

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Guggenheim Russell Top 50® Mega Cap ETF (XLG) returned 21.07% for the one-year period ended October 31, 2013, compared with the Russell Top 50® Mega Cap Index benchmark, which returned 21.39% for the same period. During the period, XLG achieved over 99% correlation to its benchmark on a daily basis.

The Financials sector was the largest contributor to performance, followed by Health Care and Industrials. No sector detracted from performance. The Telecommunications Services sector contributed least to performance, followed by Energy and Consumer Staples.

The top contributors to Fund return were Google, Inc.—Class A, Johnson & Johnson and General Electric Co. The largest detractors were Apple, Inc., International Business Machines Corp. and AbbVie, Inc.

Mega-cap stocks, as represented by the Russell Top 50 Mega Cap Index, trailed performance of large-cap stocks, mid-cap stocks and small-cap stocks, as represented by returns for the Russell 1000 Index, the Russell Midcap Index and the Russell 2000 Index, whose returns were 28.40%, 33.79% and 36.28%, respectively.

Cumulative Fund Performance: May 4, 2005 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(05/04/05)
Guggenheim Russell Top 50® Mega Cap ETF	21.07%	15.52%	12.56%	5.77%
Russell Top 50 Mega Cap Index	21.39%	15.80%	12.81%	5.97%
S&P 100 Index	24.12%	16.36%	13.74%	6.49%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

6 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
Apple, Inc.	6.5%
Exxon Mobil Corp.	5.3%
Microsoft Corp.	3.9%
Google, Inc. — Class A	3.7%
General Electric Co.	3.6%
Johnson & Johnson	3.5%
Chevron Corp.	3.1%
Procter & Gamble Co.	3.0%
Berkshire Hathaway, Inc. — Class B	2.8%
Wells Fargo & Co.	2.8%
Top Ten Total	38.2%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 7

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® PURE VALUE ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Pure Value ETF (RPV) returned 46.39%. Over the year, its benchmark, the S&P 500® Pure Value Index, posted a return of 47.03%. For the period, RPV achieved a correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Pure Value Index.

The Financials sector was the largest contributor to performance during the period, followed by Health Care and Consumer Staples. The Materials sector contributed least to performance. The only sector detracting from performance was Telecommunications Services.

Stocks contributing the most to return were Genworth Financial, Inc.—Class A, Safeway, Inc. and Tenet Healthcare Corp. Stocks detracting most from performance were J.C. Penney Co., Inc., Cliffs Natural Resources, Inc. and Peabody Energy Corp.

From a style perspective, value pure-style indices outperformed corresponding growth pure-style indices at each cap size (with the greatest differential in mid caps). Within the value pure-style space, large caps outperformed both mid caps and small caps.

The 47.03% return of the S&P 500 Pure Value Index outperformed the S&P 500® Value Index, which returned 28.37%, as well as the broader S&P 500® Index, which returned 27.18% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(03/01/06)
Guggenheim S&P 500® Pure Value ETF	46.39%	23.31%	23.26%	8.24%
S&P 500 Pure Value Index	47.03%	23.84%	23.95%	8.73%
S&P 500 Value Index	28.37%	16.53%	13.49%	5.06%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

8 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® PURE VALUE ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
Genworth Financial, Inc. — Class A	3.5%
Assurant, Inc.	2.5%
WellPoint, Inc.	2.3%
Safeway, Inc.	2.2%
Xerox Corp.	2.0%
Hartford Financial Services Group, Inc.	1.9%
Archer-Daniels-Midland Co.	1.9%
Hess Corp.	1.8%
Lincoln National Corp.	1.8%
Humana, Inc.	1.7%
Top Ten Total	21.6%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 9

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® PURE GROWTH ETF

For the one-year period ended October 31, 2013, Guggenheim S&P 500® Pure Growth ETF (RPG) returned 39.45%. Over the year, its benchmark, the S&P 500® Pure Growth Index, produced a return of 39.98%. For the period, RPG achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Discretionary sector contributed most to performance, followed by Health Care and Financials. No sector detracted from performance, but Telecommunications Services, Consumer Staples and Materials contributed least.

Stocks contributing the most to return were Netflix, Inc., Gilead Sciences, Inc. and SLM Corp. Stocks detracting most from performance were Apple, Inc., Intuitive Surgical, Inc. and Newmont Mining Corp.

From a style perspective, growth pure-style indices underperformed corresponding value pure-style indices at each cap size (with the greatest differential in mid caps). Within the growth pure-style space, large caps outperformed both mid caps and small caps.

The 39.98% return of the S&P 500 Pure Growth Index was higher than both the S&P 500® Growth Index, which returned 26.17%, and the broader S&P 500® Index, which returned 27.18% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(03/01/06)
Guggenheim S&P 500® Pure Growth ETF	39.45%	18.60%	22.82%	9.52%
S&P 500 Pure Growth Index	39.98%	19.08%	23.29%	9.91%
S&P 500 Growth Index	26.17%	16.65%	16.77%	7.54%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

10 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® PURE GROWTH ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
SLM Corp.	2.6%
Netflix, Inc.	2.5%
Southwest Airlines Co.	2.2%
Seagate Technology plc	2.1%
Gilead Sciences, Inc.	1.9%
Regeneron Pharmaceuticals, Inc.	1.9%
TripAdvisor, Inc.	1.8%
Tesoro Corp.	1.6%
Life Technologies Corp.	1.5%
Discover Financial Services	1.5%
Top Ten Total	19.6%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 11

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

For the one-year period ended October 31, 2013, Guggenheim S&P MidCap 400® Pure Value ETF (RFV) returned 40.27%. Over the year, its benchmark, the S&P MidCap 400® Pure Value Index, posted a 40.78% return. RFV achieved over 99% correlation to its benchmark on a daily basis.

The Industrials and Financials sectors were the largest contributors to performance, followed by the Information Technology sector. No sector detracted from performance, but Telecommunications Services, Utilities and Energy contributed least.

Stocks contributing the most to return were Manpower, Inc., Community Health Systems, Inc. and URS Corp. Monster Worldwide, Inc., Arch Coal, Inc. and Barnes & Noble, Inc. detracted most from return.

From a style perspective, value pure-style indices outperformed corresponding growth pure-style indices at each cap size (with the greatest differential in mid caps). Within the value pure-style space, large caps outperformed both mid caps and small caps.

The 40.78% return of the S&P MidCap 400 Pure Value Index exceeded both the S&P MidCap 400® Value Index, which returned 35.68%, and the broader S&P MidCap 400® Index, which returned 33.48% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(03/01/06)
Guggenheim S&P MidCap 400® Pure Value ETF	40.27%	17.88%	21.07%	7.76%
S&P MidCap 400 Pure Value Index	40.78%	18.48%	21.81%	8.20%
S&P MidCap 400 Value Index	35.68%	17.71%	18.63%	7.54%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

12 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
Ingram Micro, Inc. — Class A	2.6%
Hanover Insurance Group, Inc.	2.4%
Manpowergroup, Inc.	2.4%
URS Corp.	2.3%
JetBlue Airways Corp.	2.3%
StanCorp Financial Group, Inc.	2.2%
Community Health Systems, Inc.	2.2%
Reinsurance Group of America, Inc. —
Class A	2.1%
Protective Life Corp.	2.0%
Avnet, Inc.	1.9%
Top Ten Total	22.4%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 13

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

For the one-year period ended October 31, 2013, Guggenheim S&P MidCap 400® Pure Growth ETF (RFG) returned 32.07%. Over the year, its benchmark, the S&P MidCap 400® Pure Growth Index, returned 32.42%. RFG achieved over 99% correlation to its benchmark on a daily basis.

Consumer Discretionary, Information Technology and Health Care sectors contributed most to performance. The only sector to detract from performance was Energy. Telecommunications Services and Consumer Staples contributed least.

Stocks contributing the most to return were Regeneron Pharmaceuticals, Inc., 3D Systems Corp. and Vertex Pharmaceuticals, Inc. Royal Gold, Inc., Northern Oil and Gas, Inc. and Rackspace Hosting, Inc. were the largest detractors.

From a style perspective, growth pure-style indices underperformed corresponding value indices at each cap size (with the greatest differential in mid caps). Within the growth pure-style space, large caps outperformed both mid caps and small caps.

The 32.42% return of the S&P MidCap 400 Pure Growth Index outperformed the S&P MidCap 400® Growth Index, which returned 31.36%, and underperformed the broader S&P MidCap 400® Index, which returned 33.48% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(03/01/06)
Guggenheim S&P MidCap 400® Pure Growth ETF	32.07%	18.38%	24.56%	11.14%
S&P MidCap 400 Pure Growth Index	32.42%	18.70%	24.98%	11.51%
S&P MidCap 400 Growth Index	31.36%	17.42%	20.64%	8.89%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

14 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
3D Systems Corp.	4.2%
Worthington Industries, Inc.	2.6%
Thor Industries, Inc.	2.4%
Chico’s FAS, Inc.	2.1%
Semtech Corp.	2.0%
LKQ Corp.	2.0%
United Therapeutics Corp.	2.0%
Terex Corp.	1.9%
City National Corp.	1.9%
Alaska Air Group, Inc.	1.9%
Top Ten Total	23.0%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 15

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

For the one-year period ended October 31, 2013, Guggenheim S&P SmallCap 600® Pure Value ETF (RZV) returned 45.20%. Over the year, its benchmark, the S&P SmallCap 600® Pure Value Index, returned 45.67%. RZV achieved over 99% correlation to its benchmark on a daily basis.

The largest contributors to performance were the Consumer Discretionary, Industrials and Information Technology sectors. No sector detracted, but Utilities, Telecommunication Services and Consumer Staples sectors contributed least.

Arkansas Best Corp., United Online, Inc. and VOXX International Corp—Class A were the holdings contributing most to return. Tower Group International Ltd., Zale Corp. and Central Garden & Pet Co.—Class A were the largest detractors.

From a style perspective, value pure-style indices outperformed corresponding growth pure-style indices at each cap size (with the greatest differential in mid caps). Within the value pure-style space, large caps outperformed both mid caps and small caps.

The 45.67% return of the S&P SmallCap 600 Pure Value Index outperformed both the S&P SmallCap 600® Value Index, which returned 39.01%, and the broader S&P SmallCap 600® Index, which returned 39.08% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013
				Since Inception
	One Year	Three Year	Five Year	(03/01/06)
Guggenheim S&P SmallCap 600® Pure Value ETF	45.20%	19.75%	21.04%	6.69%
S&P SmallCap 600 Pure Value Index	45.67%	20.15%	21.28%	6.87%
S&P SmallCap 600 Value Index	39.01%	19.82%	17.26%	7.17%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

16 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
Arkansas Best Corp.	2.7%
VOXX International Corp. — Class A	2.6%
AAR Corp.	2.0%
SYNNEX Corp.	1.6%
Kelly Services, Inc. — Class A	1.5%
Amedisys, Inc.	1.5%
Boyd Gaming Corp.	1.5%
OfficeMax, Inc.	1.5%
Olympic Steel, Inc.	1.4%
OM Group, Inc.	1.4%
Top Ten Total	17.7%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 17

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

For the one-year period ended October 31, 2013, Guggenheim S&P SmallCap 600® Pure Growth ETF (RZG) returned 37.94%. Over the year, its benchmark, the S&P SmallCap 600® Pure Growth Index, returned 38.32%. RZG achieved over 99% correlation to its benchmark on a daily basis.

The Financials, Information Technology and Consumer Discretionary sectors were the largest contributors to performance. The Telecommunications Services sector was the only detractor from performance. Utilities and Energy contributed least to performance.

Tuesday Morning Corp., Winnebago Industries, Inc. and HFF, Inc.—Class A were the holdings contributing most to return. Cirrus Logic, Inc., Francesca’s Holdings Corp. and Ultratech, Inc. were the largest detractors.

From a style perspective, growth pure-style indices underperformed corresponding value pure-style indices at each cap size (with the greatest differential in mid caps). Within the growth pure-style space, large caps outperformed both mid caps and small caps.

The 38.32% return of the S&P SmallCap 600 Pure Growth Index underperformed both the S&P SmallCap 600® Growth Index, which returned 39.22%, and the broader S&P SmallCap 600® Index, which returned 39.08% for the year.

Cumulative Fund Performance: March 1, 2006 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(03/01/06)
Guggenheim S&P SmallCap 600® Pure Growth ETF	37.94%	20.26%	21.13%	9.00%
S&P SmallCap 600 Pure Growth Index	38.32%	20.70%	21.47%	9.26%
S&P SmallCap 600 Growth Index	39.22%	21.14%	19.65%	8.79%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

18 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

(% of Total
Ten Largest Holdings*	Net Assets)
Tuesday Morning Corp.	2.0%
Blucora, Inc.	2.0%
Winnebago Industries, Inc.	1.9%
HFF, Inc. — Class A	1.7%
On Assignment, Inc.	1.6%
Home BancShares, Inc.	1.4%
Perficient, Inc.	1.4%
Geospace Technologies Corp.	1.4%
PrivateBancorp, Inc. — Class A	1.4%
Cognex Corp.	1.3%
Top Ten Total	16.1%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

	Shares	Value

COMMON STOCKS† - 99.8%

INFORMATION TECHNOLOGY - 26.6%
Apple, Inc.	65,532	$34,230,639
Microsoft Corp.	583,028	20,610,039
Google, Inc. — Class A*	18,826	19,401,698
International Business Machines Corp.	72,679	13,024,804
Intel Corp.	347,047	8,478,358
Cisco Systems, Inc.	373,111	8,394,998
QUALCOMM, Inc.	120,627	8,379,958
Oracle Corp.	247,871	8,303,679
Visa, Inc. — Class A	36,475	7,173,538
MasterCard, Inc. — Class A	8,159	5,850,819
eBay, Inc.*	90,605	4,775,790
Total Information Technology		138,624,320
FINANCIALS - 14.1%
Berkshire Hathaway, Inc. — Class B*	125,641	14,458,766
Wells Fargo & Co.	337,062	14,389,177
JPMorgan Chase & Co.	263,876	13,600,169
Bank of America Corp.	752,623	10,506,617
Citigroup, Inc.	212,437	10,362,677
American Express Co.	66,149	5,410,988
Goldman Sachs Group, Inc.	32,010	5,149,129
Total Financials		73,877,523
CONSUMER STAPLES - 12.3%
Procter & Gamble Co.	191,345	15,451,109
Coca-Cola Co.	267,029	10,566,338
Philip Morris International, Inc.	114,181	10,175,811
PepsiCo, Inc.	107,961	9,078,440
Wal-Mart Stores, Inc.	112,425	8,628,619
CVS Caremark Corp.	85,480	5,321,985
Altria Group, Inc.	140,234	5,220,912
Total Consumer Staples		64,443,214
ENERGY - 12.3%
Exxon Mobil Corp.	310,421	27,819,929
Chevron Corp.	135,335	16,234,787
Schlumberger Ltd.	92,815	8,698,622
ConocoPhillips	85,360	6,256,888
Occidental Petroleum Corp.	56,245	5,404,020
Total Energy		64,414,246
HEALTH CARE - 11.8%
Johnson & Johnson	196,100	18,160,821
Pfizer, Inc.	466,926	14,325,290
Merck & Company, Inc.	210,812	9,505,513
Gilead Sciences, Inc.*	106,492	7,559,867
Amgen, Inc.	52,360	6,073,760
Bristol-Myers Squibb Co.	114,675	6,022,731
Total Health Care		61,647,982
INDUSTRIALS - 9.3%
General Electric Co.	721,888	18,870,152
Boeing Co.	52,967	6,912,194
United Technologies Corp.	64,181	6,819,231
3M Co.	48,186	6,064,208
United Parcel Service, Inc. — Class B	50,571	4,968,095
Union Pacific Corp.	32,589	4,933,975
Total Industrials		48,567,855
CONSUMER DISCRETIONARY - 8.9%
Amazon.com, Inc.*	25,669	9,344,286
Comcast Corp. — Class A	183,189	8,716,133
Walt Disney Co.	125,731	8,623,889
Home Depot, Inc.	101,985	7,943,612
McDonald’s Corp.	69,992	6,755,628
Twenty-First Century Fox, Inc. —
Class A	138,740	4,728,259
News Corp. — Class A*	34,685	610,456
Total Consumer Discretionary		46,722,263
TELECOMMUNICATION SERVICES - 4.5%
AT&T, Inc.	375,602	13,596,792
Verizon Communications, Inc.	199,738	10,088,766
Total Telecommunication Services		23,685,558
Total Common Stocks
(Cost $466,052,987)		521,982,961

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	677,881	677,881
Total Short Term Investments
(Cost $677,881)		677,881
Total Investments - 99.9%
(Cost $466,730,868)		$522,660,842
Other Assets & Liabilities, net - 0.1%		461,825
Total Net Assets - 100.0%		$523,122,667

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

20 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

FINANCIALS - 35.1%
Genworth Financial, Inc. — Class A*	907,727	$13,189,274
Assurant, Inc.	160,032	9,358,672
Hartford Financial Services Group, Inc.	214,333	7,223,022
Lincoln National Corp.	144,570	6,564,924
MetLife, Inc.	125,164	5,921,509
Unum Group	176,150	5,591,001
American International Group, Inc.	106,715	5,511,830
Principal Financial Group, Inc.	106,816	5,069,487
E*TRADE Financial Corp.*	258,213	4,366,382
Allstate Corp.	78,770	4,179,536
Legg Mason, Inc.	100,883	3,880,969
NASDAQ OMX Group, Inc.	108,861	3,856,945
Leucadia National Corp.	128,567	3,643,589
SunTrust Banks, Inc.	107,386	3,612,465
NYSE Euronext	79,881	3,516,362
Citigroup, Inc.	70,127	3,420,795
JPMorgan Chase & Co.	57,623	2,969,889
Goldman Sachs Group, Inc.	18,403	2,960,307
Morgan Stanley	102,437	2,943,015
XL Group plc — Class A	94,055	2,875,261
Loews Corp.	55,558	2,684,007
PNC Financial Services Group, Inc.	36,461	2,680,977
Capital One Financial Corp.	38,009	2,610,078
Travelers Companies, Inc.	27,764	2,396,033
CME Group, Inc. — Class A	30,620	2,272,310
Fifth Third Bancorp	118,868	2,262,058
ACE Ltd.	23,227	2,216,785
State Street Corp.	31,270	2,191,089
Torchmark Corp.	29,480	2,147,913
People’s United Financial, Inc.	136,142	1,964,529
BB&T Corp.	47,407	1,610,416
Aflac, Inc.	23,512	1,527,810
Wells Fargo & Co.	31,486	1,344,137
Berkshire Hathaway, Inc. — Class B*	11,679	1,344,019
Chubb Corp.	14,447	1,330,280
Total Financials		131,237,675
ENERGY - 12.8%
Hess Corp.	81,847	6,645,976
Valero Energy Corp.	153,197	6,307,120
ConocoPhillips	67,257	4,929,938
Phillips 66	76,391	4,921,872
Nabors Industries Ltd.	243,388	4,254,422
Murphy Oil Corp.	64,655	3,899,990
Newfield Exploration Co.*	103,097	3,139,304
Baker Hughes, Inc.	41,795	2,427,872
Apache Corp.	19,060	1,692,528
WPX Energy, Inc.*	75,860	1,679,540
Peabody Energy Corp.	81,629	1,590,133
Chevron Corp.	12,640	1,516,294
Rowan Companies plc — Class A*	39,295	1,417,764
Marathon Oil Corp.	40,067	1,412,762
Devon Energy Corp.	18,897	1,194,668
Ensco plc — Class A	16,006	922,746
Total Energy		47,952,929
HEALTH CARE - 11.1%
WellPoint, Inc.	101,950	8,645,361
Humana, Inc.	69,171	6,374,108
Cardinal Health, Inc.	77,807	4,564,159
McKesson Corp.	29,150	4,557,311
Aetna, Inc.	68,822	4,315,139
AmerisourceBergen Corp. — Class A	58,547	3,824,876
Tenet Healthcare Corp.*	77,738	3,668,456
Cigna Corp.	40,733	3,135,626
UnitedHealth Group, Inc.	35,391	2,415,790
Total Health Care		41,500,826
CONSUMER STAPLES - 9.9%
Safeway, Inc.	235,326	8,212,877
Archer-Daniels-Midland Co.	171,997	7,034,677
Tyson Foods, Inc. — Class A	229,912	6,361,665
Kroger Co.	91,087	3,902,167
Walgreen Co.	62,983	3,731,113
CVS Caremark Corp.	41,184	2,564,116
Molson Coors Brewing Co. — Class B	38,996	2,105,784
Mondelez International, Inc. — Class A	59,404	1,998,351
Sysco Corp.	36,054	1,165,986
Total Consumer Staples		37,076,736
CONSUMER DISCRETIONARY - 9.5%
Ford Motor Co.	261,103	4,467,472
Staples, Inc.	256,436	4,133,748
Best Buy Company, Inc.	92,393	3,954,420
Goodyear Tire & Rubber Co.	186,952	3,922,253
Washington Post Co. — Class B	5,809	3,737,046
Johnson Controls, Inc.	75,613	3,489,540
Harman International Industries, Inc.	41,337	3,349,124
Whirlpool Corp.	19,787	2,889,100
Kohl’s Corp.	43,679	2,480,967
Macy’s, Inc.	26,085	1,202,779
Target Corp.	16,558	1,072,793
JC Penney Company, Inc.*,1	114,538	859,035
Total Consumer Discretionary		35,558,277
INDUSTRIALS - 7.0%
L-3 Communications Holdings, Inc.	37,705	3,787,467
Ryder System, Inc.	56,253	3,703,135
Jacobs Engineering Group, Inc.*	55,037	3,347,350
Fluor Corp.	43,523	3,230,277
Northrop Grumman Corp.	28,158	3,027,267
Pitney Bowes, Inc.[1]	113,250	2,416,755
General Dynamics Corp.	22,589	1,956,885
FedEx Corp.	13,148	1,722,388
Textron, Inc.	56,376	1,623,065
Raytheon Co.	18,098	1,490,732
Total Industrials		26,305,321
INFORMATION TECHNOLOGY - 5.4%
Xerox Corp.	735,345	7,309,329
Western Digital Corp.	81,486	5,673,870
Jabil Circuit, Inc.	199,918	4,170,289
Corning, Inc.	176,116	3,009,822
Total Information Technology		20,163,310

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

MATERIALS - 5.0%
Alcoa, Inc.	458,032	$4,245,957
United States Steel Corp.[1]	167,349	4,165,317
Cliffs Natural Resources, Inc.[1]	127,267	3,268,217
Allegheny Technologies, Inc.	96,222	3,184,948
LyondellBasell Industries N.V. — Class A	18,738	1,397,855
Avery Dennison Corp.	28,086	1,323,412
Dow Chemical Co.	32,775	1,293,629
Total Materials		18,879,335
UTILITIES - 3.8%
NRG Energy, Inc.	135,323	3,860,765
Ameren Corp.	54,692	1,978,757
Pepco Holdings, Inc.	98,263	1,894,511
Entergy Corp.	18,933	1,225,344
Exelon Corp.	42,418	1,210,610
Integrys Energy Group, Inc.	19,327	1,134,108
Public Service Enterprise Group, Inc.	30,474	1,020,879
PPL Corp.	32,279	988,706
FirstEnergy Corp.	22,688	859,195
Total Utilities		14,172,875
TELECOMMUNICATION SERVICES - 0.3%
Frontier Communications Corp.[1]	262,676	1,158,401
Total Common Stocks
(Cost $307,004,173)		374,005,685

	Face
	Amount

SECURITIES LENDING COLLATERAL††,2 - 3.0%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$7,382,066	7,382,066
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	3,934,977	3,934,977
Total Securities Lending Collateral
(Cost $11,317,043)		11,317,043
Total Investments - 102.9%
(Cost $318,321,216)		$385,322,728
Other Assets & Liabilities, net - (2.9)%		(10,757,584)
Total Net Assets - 100.0%		$374,565,144

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
††	Value determined based on Level 2 inputs — See Note 4.
[2]	Securities lending collateral — See Note 7.

plc — Public Limited Company

22 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

CONSUMER DISCRETIONARY - 29.1%
Netflix, Inc.*	59,595	$19,218,195
TripAdvisor, Inc.*	166,299	13,754,590
Comcast Corp. — Class A	234,177	11,142,142
Newell Rubbermaid, Inc.	374,209	11,087,813
Scripps Networks Interactive, Inc. —
Class A	137,326	11,054,743
Priceline.com, Inc.*	10,250	10,801,758
Delphi Automotive plc	171,928	9,834,282
PVH Corp.	78,605	9,791,825
Amazon.com, Inc.*	23,421	8,525,947
The Gap, Inc.	204,690	7,571,483
BorgWarner, Inc.	68,576	7,072,243
Time Warner, Inc.	101,653	6,987,627
Discovery Communications, Inc. —
Class A*	69,176	6,151,130
DR Horton, Inc.	321,213	6,086,986
TJX Companies, Inc.	94,793	5,762,466
Lowe’s Companies, Inc.	115,319	5,740,580
CBS Corp. — Class B	96,359	5,698,671
Time Warner Cable, Inc.	46,051	5,533,028
DIRECTV*	84,346	5,270,782
Home Depot, Inc.	66,251	5,160,290
Twenty-First Century Fox, Inc. —
Class A	151,356	5,158,212
Wyndham Worldwide Corp.	77,084	5,118,378
Urban Outfitters, Inc.*	132,923	5,035,123
Wynn Resorts Ltd.	27,979	4,651,509
Ross Stores, Inc.	58,565	4,530,003
Fossil Group, Inc.*	33,012	4,190,543
PetSmart, Inc.	57,502	4,183,846
AutoZone, Inc.*	9,558	4,154,767
Lennar Corp. — Class A	106,886	3,799,797
L Brands, Inc.	60,290	3,774,757
Leggett & Platt, Inc.	87,356	2,597,967
PulteGroup, Inc.	124,082	2,190,047
Total Consumer Discretionary		221,631,530
HEALTH CARE - 19.1%
Gilead Sciences, Inc.*	200,163	14,209,571
Regeneron Pharmaceuticals, Inc.*	49,218	14,155,097
Life Technologies Corp.*	156,494	11,785,563
Mylan, Inc.*	304,185	11,519,486
Celgene Corp.*	75,619	11,228,665
Agilent Technologies, Inc.	195,002	9,898,302
Alexion Pharmaceuticals, Inc.*	75,117	9,235,635
Actavis plc*	59,469	9,192,718
Vertex Pharmaceuticals, Inc.*	120,520	8,597,897
Eli Lilly & Co.	143,178	7,133,128
Amgen, Inc.	54,876	6,365,616
AbbVie, Inc.	112,951	5,472,476
Biogen Idec, Inc.*	20,215	4,936,301
PerkinElmer, Inc.	124,551	4,737,920
Zoetis, Inc.	145,053	4,592,378
DaVita HealthCare Partners, Inc.*	67,652	3,802,719
Intuitive Surgical, Inc.*	9,494	3,527,021
Cerner Corp.*	59,539	3,335,970
Edwards Lifesciences Corp.*	24,955	1,626,816
Total Health Care		145,353,279
INFORMATION TECHNOLOGY - 15.9%
Seagate Technology plc	329,350	16,032,757
Yahoo!, Inc.*	263,895	8,690,062
Visa, Inc. — Class A	42,036	8,267,220
Apple, Inc.	15,267	7,974,717
Salesforce.com, Inc.*	136,561	7,286,895
Applied Materials, Inc.	406,499	7,256,007
eBay, Inc.*	136,063	7,171,881
Teradyne, Inc.*	385,331	6,739,439
Google, Inc. — Class A*	6,536	6,735,871
Adobe Systems, Inc.*	102,833	5,573,549
KLA-Tencor Corp.	79,352	5,205,491
Intel Corp.	211,176	5,159,030
Amphenol Corp. — Class A	63,424	5,092,313
LSI Corp.	543,907	4,612,331
QUALCOMM, Inc.	64,405	4,474,215
MasterCard, Inc. — Class A	5,754	4,126,193
Cognizant Technology Solutions Corp. —
Class A*	43,885	3,814,923
Broadcom Corp. — Class A	128,051	3,421,523
Akamai Technologies, Inc.*	70,331	3,146,609
Total Information Technology		120,781,026
FINANCIALS - 13.9%
SLM Corp.	777,983	19,737,428
Discover Financial Services	222,988	11,568,617
Bank of America Corp.	817,963	11,418,763
Huntington Bancshares, Inc.	1,252,719	11,023,927
Zions Bancorporation	306,446	8,693,873
Ameriprise Financial, Inc.	82,687	8,313,351
Franklin Resources, Inc.	127,332	6,858,102
Moody’s Corp.	93,311	6,593,355
U.S. Bancorp	157,832	5,896,604
American Express Co.	53,692	4,392,006
American Tower Corp. — Class A	53,076	4,211,581
T. Rowe Price Group, Inc.	48,360	3,743,548
Health Care REIT, Inc.	54,160	3,512,276
Total Financials		105,963,431
INDUSTRIALS - 9.1%
Southwest Airlines Co.	952,814	16,407,456
Boeing Co.	80,461	10,500,161
PACCAR, Inc.	136,821	7,607,248
Quanta Services, Inc.*	169,389	5,117,242
Snap-on, Inc.	45,026	4,685,856
AMETEK, Inc.	93,038	4,450,008
Cummins, Inc.	31,491	3,999,987
Cintas Corp.	73,357	3,944,406
Illinois Tool Works, Inc.	46,259	3,644,747
Stericycle, Inc.*	26,002	3,021,432
Equifax, Inc.	42,842	2,770,592
Masco Corp.	130,818	2,764,184
Total Industrials		68,913,319

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® pure growth ETF

	Shares	Value

ENERGY - 5.1%
Tesoro Corp.	255,004	$12,467,146
Denbury Resources, Inc.*	574,789	10,915,243
EOG Resources, Inc.	36,139	6,447,198
Pioneer Natural Resources Co.	23,529	4,818,269
Noble Energy, Inc.	61,545	4,611,567
Total Energy		39,259,423
MATERIALS - 5.1%
Eastman Chemical Co.	98,134	7,731,978
Sherwin-Williams Co.	38,557	7,248,716
CF Industries Holdings, Inc.	26,066	5,619,830
PPG Industries, Inc.	25,051	4,573,812
Ecolab, Inc.	40,477	4,290,562
Ball Corp.	70,000	3,422,300
FMC Corp.	40,594	2,953,619
Mosaic Co.	58,198	2,668,378
Total Materials		38,509,195
CONSUMER STAPLES - 1.8%
Constellation Brands, Inc. — Class A*	95,920	6,263,576
Monster Beverage Corp.*	76,527	4,379,640
Dr Pepper Snapple Group, Inc.	61,876	2,929,829
Total Consumer Staples		13,573,045
TELECOMMUNICATION SERVICES - 0.8%
Crown Castle International Corp.*	79,239	6,023,749
Total Common Stocks
(Cost $600,051,225)		760,007,997

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	451,953	451,953
Total Short Term Investments
(Cost $451,953)		451,953
Total Investments - 100.0%
(Cost $600,503,178)		$760,459,950
Other Assets & Liabilities, net - 0.0%		(63,411)
Total Net Assets - 100.0%		$760,396,539

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

REIT — Real Estate Investment Trust

24 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

INDUSTRIALS - 24.6%
Manpowergroup, Inc.	23,559	$1,839,958
URS Corp.	33,166	1,798,261
JetBlue Airways Corp.*	250,443	1,775,641
Oshkosh Corp.*	27,535	1,310,391
Huntington Ingalls Industries, Inc.	17,327	1,239,747
General Cable Corp.	35,237	1,160,354
Alliant Techsystems, Inc.	10,592	1,153,151
Con-way, Inc.	27,223	1,121,588
RR Donnelley & Sons Co.	51,224	951,230
AECOM Technology Corp.*	29,910	950,540
Exelis, Inc.	55,384	913,282
UTI Worldwide, Inc.	51,612	784,502
AGCO Corp.	13,187	769,857
Trinity Industries, Inc.	14,110	714,389
FTI Consulting, Inc.*	13,421	544,624
Brink’s Co.	16,571	520,329
KBR, Inc.	12,044	416,000
Esterline Technologies Corp.*	4,704	377,073
SPX Corp.	3,828	347,238
Granite Construction, Inc.	10,491	339,384
Total Industrials		19,027,539
FINANCIALS - 22.6%
Hanover Insurance Group, Inc.	32,377	1,895,349
StanCorp Financial Group, Inc.	28,464	1,676,530
Reinsurance Group of America, Inc. —
Class A	22,567	1,606,319
Protective Life Corp.	33,863	1,560,407
Old Republic International Corp.	67,998	1,141,686
American Financial Group, Inc.	20,215	1,137,296
Aspen Insurance Holdings Ltd.	24,825	968,423
Kemper Corp.	24,073	891,182
Everest Re Group Ltd.	5,641	867,247
First Niagara Financial Group, Inc.	65,748	725,200
Astoria Financial Corp.	53,792	710,592
BancorpSouth, Inc.	28,116	621,364
Associated Banc-Corp.	36,930	600,482
FirstMerit Corp.	22,587	507,304
International Bancshares Corp.	22,100	504,985
Mercury General Corp.	10,030	466,997
HCC Insurance Holdings, Inc.	9,429	430,434
WR Berkley Corp.	8,002	351,368
Apollo Investment Corp.	38,163	325,530
New York Community Bancorp, Inc.	18,440	298,912
Janus Capital Group, Inc.	26,754	264,062
Total Financials		17,551,669
INFORMATION TECHNOLOGY - 14.8%
Ingram Micro, Inc. — Class A*	86,883	2,013,078
Avnet, Inc.	37,359	1,483,152
Tech Data Corp.*	27,392	1,426,028
Arrow Electronics, Inc.*	29,588	1,420,816
ManTech International Corp. — Class A	47,414	1,324,747
Lexmark International, Inc. — Class A	27,973	994,440
Leidos Holdings, Inc.	19,733	929,227
Vishay Intertechnology, Inc.*	71,958	882,925
Convergys Corp.	18,774	370,599
Intersil Corp. — Class A	32,655	364,430
Diebold, Inc.	8,028	240,519
Total Information Technology		11,449,961
HEALTH CARE - 11.1%
Community Health Systems, Inc.	38,293	1,670,724
LifePoint Hospitals, Inc.*	25,676	1,325,909
WellCare Health Plans, Inc.*	17,172	1,145,029
Health Management Associates, Inc. —
Class A*	82,840	1,062,009
Health Net, Inc.*	33,701	1,024,510
Owens & Minor, Inc.	26,725	1,000,050
Universal Health Services, Inc. —
Class B	8,593	692,252
Omnicare, Inc.	12,161	670,679
Total Health Care		8,591,162
MATERIALS - 8.3%
Commercial Metals Co.	73,663	1,352,453
Steel Dynamics, Inc.	52,319	940,172
Reliance Steel & Aluminum Co.	10,671	782,078
Domtar Corp.	8,916	755,274
Rock Tenn Co. — Class A	6,789	726,491
Greif, Inc. — Class A	11,407	610,160
Minerals Technologies, Inc.	10,098	571,850
Cabot Corp.	9,208	429,185
Olin Corp.	11,809	265,821
Total Materials		6,433,484
CONSUMER DISCRETIONARY - 6.8%
Scholastic Corp.	29,060	833,731
Big Lots, Inc.*	22,345	812,464
Saks, Inc.*	42,012	671,772
Apollo Group, Inc. — Class A*	25,061	668,878
Wendy’s Co.	68,749	597,429
DeVry, Inc.	12,777	458,694
Valassis Communications, Inc.[1]	14,882	407,172
Rent-A-Center, Inc. — Class A	11,208	383,762
Regis Corp.	19,049	276,211
Aeropostale, Inc.*,1	19,183	178,210
Total Consumer Discretionary		5,288,323
ENERGY - 5.2%
Superior Energy Services, Inc.*	41,462	1,112,425
World Fuel Services Corp.	18,843	718,860
Bill Barrett Corp.*	17,216	476,367
Tidewater, Inc.	7,895	475,437
Alpha Natural Resources, Inc.*	54,298	380,086
Helix Energy Solutions Group, Inc.*	14,032	331,997
Arch Coal, Inc.[1]	66,738	282,969
Unit Corp.*	5,169	265,738
Total Energy		4,043,879

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P midcap 400® pure value ETF

	Shares	Value

CONSUMER STAPLES - 3.0%
Universal Corp.	14,467	$767,185
Harris Teeter Supermarkets, Inc.	12,013	592,481
Dean Foods Co.*	26,615	518,993
Post Holdings, Inc.*	10,008	429,844
Total Consumer Staples		2,308,503
UTILITIES - 1.8%
Great Plains Energy, Inc.	20,279	475,340
UGI Corp.	8,802	364,139
Atmos Energy Corp.	6,564	290,588
Hawaiian Electric Industries, Inc.	10,867	288,736
Total Utilities		1,418,803
TELECOMMUNICATION SERVICES - 1.7%
Telephone & Data Systems, Inc.	41,401	1,290,883
Total Common Stocks
(Cost $61,891,283)		77,404,206
SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	109,244	109,244
Total Short Term Investments
(Cost $109,244)		109,244

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 0.6%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$316,576	316,576
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	168,749	168,749
Total Securities Lending Collateral
(Cost $485,325)		485,325
Total Investments - 100.6%
(Cost $62,485,852)		$77,998,775
Other Assets & Liabilities, net - (0.6)%		(495,933)
Total Net Assets - 100.0%		$77,502,842

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

26 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.8%

CONSUMER DISCRETIONARY - 27.1%
Thor Industries, Inc.	301,932	$17,515,075
Chico’s FAS, Inc.	920,156	15,780,675
LKQ Corp.*	447,978	14,796,713
Jarden Corp.*	217,271	12,028,123
Polaris Industries, Inc.	90,615	11,866,034
Williams-Sonoma, Inc.	224,439	11,769,581
Under Armour, Inc. — Class A*,1	141,030	11,444,585
Ascena Retail Group, Inc.*	509,412	10,081,263
Gentex Corp.	332,649	9,793,187
Bob Evans Farms, Inc.	156,957	8,960,675
Cinemark Holdings, Inc.	247,619	8,124,379
Foot Locker, Inc.	200,449	6,955,580
Hanesbrands, Inc.	96,504	6,573,852
ANN, Inc.*	166,048	5,871,457
AMC Networks, Inc. — Class A*	79,383	5,563,954
Dick’s Sporting Goods, Inc.	100,491	5,347,126
Service Corporation International	286,227	5,154,948
Cabela’s, Inc.*	86,739	5,145,357
Tractor Supply Co.	66,861	4,770,532
Lamar Advertising Co. — Class A*	95,997	4,388,023
MDC Holdings, Inc.	134,235	3,918,320
Carter’s, Inc.	56,228	3,888,166
Toll Brothers, Inc.*	115,443	3,795,766
HSN, Inc.	64,045	3,355,958
American Eagle Outfitters, Inc.	196,218	3,039,417
Total Consumer Discretionary		199,928,746
INFORMATION TECHNOLOGY - 25.3%
3D Systems Corp.*,1	501,214	31,195,560
Semtech Corp.*	480,625	14,952,244
Alliance Data Systems Corp.*	55,566	13,172,476
CoreLogic, Inc.*	369,921	12,307,272
Ciena Corp.*	450,901	10,492,466
WEX, Inc.*	95,358	8,901,669
Skyworks Solutions, Inc.*	319,396	8,234,029
Mentor Graphics Corp.	358,852	7,923,452
ValueClick, Inc.*	392,048	7,531,242
Rackspace Hosting, Inc.*	146,167	7,488,135
Equinix, Inc.*	44,826	7,238,502
NeuStar, Inc. — Class A*	157,451	7,230,150
Concur Technologies, Inc.*	67,557	7,066,462
CommVault Systems, Inc.*	86,365	6,743,379
Cree, Inc.*	106,948	6,497,091
ACI Worldwide, Inc.*	96,092	5,296,591
Trimble Navigation Ltd.*	178,994	5,113,859
InterDigital, Inc.	119,252	4,621,015
Itron, Inc.*	104,644	4,465,159
SolarWinds, Inc.*	97,715	3,536,306
Atmel Corp.*	476,476	3,468,745
Cadence Design Systems, Inc.*	219,692	2,849,405
Total Information Technology		186,325,209
FINANCIALS - 15.8%
City National Corp.	193,595	13,960,135
SVB Financial Group*	142,160	13,616,085
First American Financial Corp.	500,969	12,955,058
Cathay General Bancorp	516,909	12,731,469
Washington Federal, Inc.	523,915	11,934,784
Synovus Financial Corp.	3,229,199	10,494,897
Affiliated Managers Group, Inc.*	44,370	8,760,413
Signature Bank*	68,231	6,947,280
Waddell & Reed Financial, Inc. — Class A	102,661	6,339,317
Corrections Corporation of America	146,936	5,436,632
Jones Lang LaSalle, Inc.	51,759	4,927,457
Eaton Vance Corp.	102,571	4,288,494
Extra Space Storage, Inc.	87,540	4,025,965
Total Financials		116,417,986
INDUSTRIALS - 14.1%
Terex Corp.*	408,758	14,286,092
Alaska Air Group, Inc.	197,038	13,922,705
Lennox International, Inc.	101,332	7,909,976
Lincoln Electric Holdings, Inc.	111,039	7,688,340
Nordson Corp.	103,935	7,492,674
Valmont Industries, Inc.	52,471	7,372,176
Fortune Brands Home & Security, Inc.	169,385	7,297,106
Timken Co.	123,923	6,544,374
J.B. Hunt Transport Services, Inc.	85,766	6,435,023
Copart, Inc.*	192,590	6,207,176
Wabtec Corp.	81,691	5,325,436
Graco, Inc.	66,041	5,102,328
B/E Aerospace, Inc.*	58,616	4,757,275
Clean Harbors, Inc.*	60,204	3,717,597
Total Industrials		104,058,278
MATERIALS - 6.6%
Worthington Industries, Inc.	468,883	19,008,518
Valspar Corp.	120,298	8,417,251
NewMarket Corp.	19,309	6,012,050
Packaging Corporation of America	79,449	4,948,084
Louisiana-Pacific Corp.*	278,413	4,735,805
Eagle Materials, Inc.	52,328	3,925,123
Royal Gold, Inc.	40,259	1,934,042
Total Materials		48,980,873
HEALTH CARE - 6.3%
United Therapeutics Corp.*	166,684	14,754,868
ResMed, Inc.[1]	168,315	8,708,618
Cooper Companies, Inc.	43,945	5,678,133
Salix Pharmaceuticals Ltd.*	66,166	4,747,411
Mallinckrodt plc*	110,587	4,645,760
Thoratec Corp.*	102,242	4,415,832
Charles River Laboratories
International, Inc.*	78,317	3,853,980
Total Health Care		46,804,602

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

ENERGY - 2.7%
HollyFrontier Corp.	286,718	$13,206,231
Gulfport Energy Corp.*	116,611	6,843,900
Total Energy		20,050,131
CONSUMER STAPLES - 1.2%
Ingredion, Inc.	133,014	8,747,001
TELECOMMUNICATION SERVICES - 0.7%
tw telecom, Inc. — Class A*	172,954	5,451,510
Total Common Stocks
(Cost $572,522,839)		736,764,336

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash
Reserve Fund	1,108,418	1,108,418
Total Short Term Investments
(Cost $1,108,418)		1,108,418

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 6.0%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$28,899,811	28,899,811
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	15,404,913	15,404,913
Total Securities Lending Collateral
(Cost $44,304,724)		44,304,724
Total Investments - 106.0%
(Cost $617,935,981)		$782,177,478
Other Assets & Liabilities, net - (6.0)%		(44,206,260)
Total Net Assets - 100.0%		$737,971,218

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

plc — Public Limited Company

28 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

CONSUMER DISCRETIONARY - 25.3%
VOXX International Corp. — Class A*	205,313	$3,184,405
Boyd Gaming Corp.*	174,289	1,840,492
OfficeMax, Inc.	121,983	1,827,305
Quiksilver, Inc.*	195,534	1,626,843
ITT Educational Services, Inc.*,1	33,037	1,325,444
Stein Mart, Inc.	89,126	1,316,391
Live Nation Entertainment, Inc.*	63,018	1,225,070
Corinthian Colleges, Inc.*,1	545,523	1,167,419
MarineMax, Inc.*	78,796	1,160,665
Pep Boys-Manny Moe & Jack*	89,582	1,159,191
Kirkland’s, Inc.*	63,977	1,135,592
Universal Electronics, Inc.*	28,614	1,113,371
Fred’s, Inc. — Class A	67,965	1,101,033
Spartan Motors, Inc.	139,700	948,563
Barnes & Noble, Inc.*	61,619	870,676
Standard Motor Products, Inc.	23,761	859,198
Group 1 Automotive, Inc.	12,360	791,040
Perry Ellis International, Inc.	40,797	775,551
Sonic Automotive, Inc. — Class A	32,966	734,482
Red Robin Gourmet Burgers, Inc.*	9,490	722,948
Big 5 Sporting Goods Corp.	36,525	690,688
Career Education Corp.*	123,973	679,372
EW Scripps Co. — Class A*	30,670	607,879
Ruby Tuesday, Inc.*	90,879	538,912
Lincoln Educational Services Corp.	111,939	535,068
Blyth, Inc.[1]	37,190	513,594
Marcus Corp.	32,320	464,115
Genesco, Inc.*	6,388	435,087
FTD Companies, Inc.*	12,306	431,941
Monarch Casino & Resort, Inc.*	25,049	423,579
Men’s Wearhouse, Inc.	8,169	345,549
Biglari Holdings, Inc.*	785	342,276
JAKKS Pacific, Inc.[1]	44,443	286,213
Total Consumer Discretionary		31,179,952
INDUSTRIALS - 20.0%
Arkansas Best Corp.	121,300	3,319,980
AAR Corp.	82,664	2,420,402
Kelly Services, Inc. — Class A	89,140	1,859,460
SkyWest, Inc.	95,814	1,441,043
Consolidated Graphics, Inc.*	18,454	1,182,717
ABM Industries, Inc.	40,530	1,114,980
United Stationers, Inc.	23,427	1,041,096
Griffon Corp.	81,998	1,027,435
Comfort Systems USA, Inc.	53,259	992,215
Orbital Sciences Corp.*	38,507	888,356
Universal Forest Products, Inc.	15,338	811,687
CDI Corp.	49,974	802,083
Navigant Consulting, Inc.*	43,522	755,107
TrueBlue, Inc.*	28,635	707,285
Heidrick & Struggles International, Inc.	36,320	672,646
Viad Corp.	22,232	593,594
EMCOR Group, Inc.	15,592	577,840
Moog, Inc. — Class A*	9,603	573,587
Curtiss-Wright Corp.	11,330	564,007
Gibraltar Industries, Inc.*	34,757	556,460
Dycom Industries, Inc.*	18,460	547,339
Atlas Air Worldwide Holdings, Inc.*	13,545	501,571
Korn/Ferry International*	18,123	431,327
Insperity, Inc.	10,219	395,169
Astec Industries, Inc.	10,898	368,461
Powell Industries, Inc.*	5,237	329,041
Briggs & Stratton Corp.	10,890	199,723
Total Industrials		24,674,611
INFORMATION TECHNOLOGY - 17.1%
SYNNEX Corp.*	32,745	2,007,269
GT Advanced Technologies, Inc.*,1	186,661	1,399,958
Benchmark Electronics, Inc.*	58,126	1,321,204
Insight Enterprises, Inc.*	55,932	1,178,487
ScanSource, Inc.*	30,549	1,174,915
Monster Worldwide, Inc.*	268,967	1,161,937
CIBER, Inc.*	356,036	1,157,117
CACI International, Inc. — Class A*	15,980	1,150,240
Methode Electronics, Inc.	44,716	1,143,835
Plexus Corp.*	29,149	1,115,824
Super Micro Computer, Inc.*	69,590	968,693
CTS Corp.	51,154	952,487
Brooks Automation, Inc.	79,711	768,414
Anixter International, Inc.*	8,963	766,247
QuinStreet, Inc.*	73,560	653,948
Bel Fuse, Inc. — Class B	27,098	570,142
Sykes Enterprises, Inc.*	30,165	564,689
Mercury Systems, Inc.*	50,535	465,933
Newport Corp.*	28,326	449,534
Digital River, Inc.*	24,939	444,912
QLogic Corp.*	27,030	333,821
Pericom Semiconductor Corp.*	37,360	301,869
Rubicon Technology, Inc.*,1	33,502	288,117
Comtech Telecommunications Corp.	9,451	283,719
Digi International, Inc.*	22,661	228,423
Cohu, Inc.	23,066	220,511
Total Information Technology		21,072,245
FINANCIALS - 10.9%
United Fire Group, Inc.	37,781	1,197,658
Stewart Information Services Corp.	37,238	1,166,294
Meadowbrook Insurance Group, Inc.	164,039	1,089,219
Horace Mann Educators Corp.	39,017	1,080,771
Selective Insurance Group, Inc.	27,103	711,996
Infinity Property & Casualty Corp.	10,123	694,235
First BanCorp*	124,783	692,546
Interactive Brokers Group, Inc. —
Class A	26,812	553,132
Bank Mutual Corp.	85,796	545,663
Sterling Bancorp*	44,796	525,009
Umpqua Holdings Corp.	32,039	524,478
Navigators Group, Inc.*	9,166	515,496
SWS Group, Inc.*	90,708	510,686
Cash America International, Inc.	12,848	506,854
Calamos Asset Management, Inc. —
Class A	49,760	488,643
Safety Insurance Group, Inc.	7,840	428,770

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

FXCM, Inc. — Class A	23,463	$384,559
Provident Financial Services, Inc.	20,354	381,434
Stifel Financial Corp.*	8,466	346,683
Green Dot Corp. — Class A*	16,050	344,433
EZCORP, Inc. — Class A*	16,499	259,529
Old National Bancorp	17,662	256,805
Tower Group International Ltd.	69,897	253,726
Total Financials		13,458,619
HEALTH CARE - 8.2%
Amedisys, Inc.*	113,237	1,843,498
Invacare Corp.	58,458	1,255,093
Kindred Healthcare, Inc.	84,356	1,170,861
PharMerica Corp.*	67,200	991,872
Gentiva Health Services, Inc.*	76,611	877,196
Almost Family, Inc.	35,978	691,857
Magellan Health Services, Inc.*	10,007	587,411
Centene Corp.*	9,640	541,382
Cross Country Healthcare, Inc.*	87,206	518,004
Molina Healthcare, Inc.*	14,585	461,469
Affymetrix, Inc.*	63,731	450,578
LHC Group, Inc.*	20,965	431,879
Ensign Group, Inc.	8,047	342,641
Total Health Care		10,163,741
MATERIALS - 7.1%
Olympic Steel, Inc.	62,225	1,703,098
OM Group, Inc.*	49,829	1,694,186
Materion Corp.	39,783	1,185,931
AM Castle & Co.*	54,920	785,905
PH Glatfelter Co.	29,805	780,891
Zep, Inc.	36,436	724,712
A. Schulman, Inc.	19,832	656,836
Century Aluminum Co.*	52,845	458,695
Clearwater Paper Corp.*	7,391	385,958
Kaiser Aluminum Corp.	4,757	320,860
Total Materials		8,697,072
CONSUMER STAPLES - 5.5%
Spartan Stores, Inc.	67,145	1,579,922
Andersons, Inc.	20,548	1,524,251
Seneca Foods Corp. — Class A*	33,495	982,073
Alliance One International, Inc.*	321,440	954,677
Casey’s General Stores, Inc.	9,385	683,979
Nash Finch Co.	22,222	623,549
Central Garden and Pet Co. — Class A*	66,709	490,978
Total Consumer Staples		6,839,429
ENERGY - 4.8%
Basic Energy Services, Inc.*	81,874	1,201,092
Matrix Service Co.*	55,841	1,160,934
Pioneer Energy Services Corp.*	102,160	858,144
TETRA Technologies, Inc.*	39,548	512,938
Stone Energy Corp.*	13,463	469,320
Era Group, Inc.*	13,757	434,721
Swift Energy Co.*	31,370	430,396
SEACOR Holdings, Inc.	3,944	385,723
Cloud Peak Energy, Inc.*	18,680	291,595
Gulf Island Fabrication, Inc.	8,669	218,632
Total Energy		5,963,495
TELECOMMUNICATION SERVICES - 0.7%
USA Mobility, Inc.	35,736	533,181
Cbeyond, Inc.*	41,544	267,543
Total Telecommunication Services		800,724
UTILITIES - 0.3%
Avista Corp.	11,369	315,945
Total Common Stocks
(Cost $99,009,042)		123,165,833

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	157,982	157,982
Total Short Term Investments
(Cost $157,982)		157,982

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 3.2%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$2,585,915	2,585,915
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	1,378,410	1,378,410
Total Securities Lending Collateral
(Cost $3,964,325)		3,964,325
Total Investments - 103.2%
(Cost $103,131,349)		$127,288,140
Other Assets & Liabilities, net - (3.2)%		(3,937,868)
Total Net Assets - 100.0%		$123,350,272

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

30 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P smallcap 600® pure growth ETF

	Shares	Value

COMMON STOCKS† - 99.9%

INFORMATION TECHNOLOGY - 26.7%
Blucora, Inc.*	91,693	$2,166,706
Perficient, Inc.*	82,624	1,494,668
Cognex Corp.	44,295	1,384,219
Measurement Specialties, Inc.*	23,798	1,326,263
CalAmp Corp.*	55,581	1,307,821
XO Group, Inc.*	90,240	1,252,531
Cirrus Logic, Inc.*	50,511	1,132,962
OpenTable, Inc.*	15,550	1,080,414
Advanced Energy Industries, Inc.*	49,319	1,029,781
Dealertrack Technologies, Inc.*	27,163	1,013,180
Kulicke & Soffa Industries, Inc.*	77,942	1,005,452
Interactive Intelligence Group, Inc.*	12,760	784,102
Electronics for Imaging, Inc.*	22,794	782,062
Ixia*	53,371	756,801
Tyler Technologies, Inc.*	7,685	743,216
Manhattan Associates, Inc.*	6,781	722,244
Dice Holdings, Inc.*	95,893	707,690
Littelfuse, Inc.	8,268	703,028
MAXIMUS, Inc.	14,456	700,393
FEI Co.	7,755	690,815
Ultratech, Inc.*	28,821	685,652
Rudolph Technologies, Inc.*	62,949	667,259
NETGEAR, Inc.*	21,954	631,397
Monolithic Power Systems, Inc.	19,592	623,809
Stamps.com, Inc.*	12,146	551,914
Entropic Communications, Inc.*	117,981	504,959
iGATE Corp.*	15,257	485,783
Procera Networks, Inc.*	31,690	448,414
Liquidity Services, Inc.*,1	15,822	413,112
ExlService Holdings, Inc.*	14,280	412,835
NIC, Inc.	16,501	406,255
Microsemi Corp.*	15,410	387,253
Nanometrics, Inc.*	20,198	375,279
Veeco Instruments, Inc.*	12,233	357,326
VASCO Data Security International, Inc.*	38,719	290,780
NetScout Systems, Inc.*	9,231	261,422
ARRIS Group, Inc.*	13,482	240,789
LivePerson, Inc.*	20,619	192,581
Total Information Technology		28,721,167
FINANCIALS - 23.1%
HFF, Inc. — Class A	73,578	1,806,340
Home BancShares, Inc.	44,221	1,498,207
PrivateBancorp, Inc. — Class A	59,799	1,456,704
Sabra Health Care REIT, Inc.	50,214	1,350,757
PacWest Bancorp[1]	34,939	1,329,429
Cardinal Financial Corp.	66,953	1,104,725
First Commonwealth Financial Corp.	126,339	1,097,886
Pinnacle Financial Partners, Inc.*	35,030	1,085,930
Texas Capital Bancshares, Inc.*	20,654	1,075,041
Virtus Investment Partners, Inc.*	5,140	1,046,093
Portfolio Recovery Associates, Inc.*	17,347	1,031,279
Oritani Financial Corp.	62,835	1,019,184
BBCN Bancorp, Inc.	64,163	951,537
BofI Holding, Inc.*	14,720	889,382
ViewPoint Financial Group, Inc.	38,921	848,867
Encore Capital Group, Inc.*	16,837	822,487
CoreSite Realty Corp.	25,212	817,877
eHealth, Inc.*	17,910	763,324
National Penn Bancshares, Inc.	69,074	716,297
MarketAxess Holdings, Inc.	10,174	663,650
Wilshire Bancorp, Inc.	73,669	623,976
FNB Corp.	49,623	620,784
Bank of the Ozarks, Inc.	11,937	590,643
First Cash Financial Services, Inc.*	9,030	546,225
Geo Group, Inc.	12,326	434,738
Boston Private Financial Holdings, Inc.	34,993	398,570
Universal Health Realty Income Trust	7,447	327,072
Total Financials		24,917,004
CONSUMER DISCRETIONARY - 17.3%
Tuesday Morning Corp.*	155,243	2,196,688
Winnebago Industries, Inc.*	68,842	2,041,854
Drew Industries, Inc.	25,673	1,290,325
Arctic Cat, Inc.	22,451	1,176,432
Multimedia Games Holding
Company, Inc.*	35,285	1,147,115
Lumber Liquidators Holdings, Inc.*	10,008	1,142,814
Francesca’s Holdings Corp.*	55,512	998,661
Dorman Products, Inc.	18,889	918,194
Sturm Ruger & Company, Inc.[1]	13,380	875,186
Movado Group, Inc.	17,174	800,824
Steven Madden Ltd.*	18,602	682,321
Buffalo Wild Wings, Inc.*	4,089	583,010
Outerwall, Inc.*,1	8,863	575,918
iRobot Corp.*	16,338	553,368
SHFL Entertainment, Inc.*	19,883	460,888
Brunswick Corp.	8,832	398,588
Pool Corp.	7,209	392,025
Oxford Industries, Inc.	5,460	391,864
Papa John’s International, Inc.	5,010	379,107
M/I Homes, Inc.*	15,024	307,541
Select Comfort Corp.*	16,566	303,489
Ethan Allen Interiors, Inc.	10,470	278,921
Vitamin Shoppe, Inc.*	5,741	269,310
Meritage Homes Corp.*	5,344	242,564
American Public Education, Inc.*	5,959	238,539
Total Consumer Discretionary		18,645,546
HEALTH CARE - 15.2%
Santarus, Inc.*	56,225	1,311,729
Akorn, Inc.*	55,819	1,140,940
MWI Veterinary Supply, Inc.*	7,126	1,130,469
Medicines Co.*	26,150	887,008
Bio-Reference Labs, Inc.*,1	26,252	850,827
Cynosure, Inc. — Class A*	38,603	834,211
ViroPharma, Inc.*	21,163	821,548
Luminex Corp.*	40,673	793,124
Cantel Medical Corp.	22,402	786,310
Greatbatch, Inc.*	20,364	776,276
PAREXEL International Corp.*	14,448	660,418
Analogic Corp.	6,875	634,081
Cambrex Corp.*	33,879	569,845

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

Cyberonics, Inc.*	9,700	$560,272
HealthStream, Inc.*	14,991	535,479
Acorda Therapeutics, Inc.*	16,692	510,942
Impax Laboratories, Inc.*	25,145	509,438
Hanger, Inc.*	13,804	506,607
Questcor Pharmaceuticals, Inc.	7,315	448,922
Air Methods Corp.	9,010	393,917
Spectrum Pharmaceuticals, Inc.	42,453	364,671
Abaxis, Inc.	8,880	317,282
ICU Medical, Inc.*	4,869	300,904
Neogen Corp.*	6,333	292,711
Arqule, Inc.*	111,029	249,815
Landauer, Inc.	3,417	165,383
Total Health Care		16,353,129
INDUSTRIALS - 7.3%
On Assignment, Inc.*	51,443	1,738,259
Standex International Corp.	19,195	1,180,684
Lydall, Inc.*	46,659	850,127
Toro Co.	13,672	805,828
Allegiant Travel Co. — Class A	6,526	680,466
Old Dominion Freight Line, Inc.*	14,255	668,560
AZZ, Inc.	11,977	537,767
Lindsay Corp.	6,805	517,248
Healthcare Services Group, Inc.	12,573	344,374
Quanex Building Products Corp.	17,073	303,558
Franklin Electric Company, Inc.	7,005	265,139
Total Industrials		7,892,010
MATERIALS - 4.1%
PolyOne Corp.	30,555	925,817
SunCoke Energy, Inc.*	38,507	770,140
American Vanguard Corp.	19,878	518,816
HB Fuller Co.	10,623	508,523
Quaker Chemical Corp.	6,098	462,899
Deltic Timber Corp.	6,870	438,856
Headwaters, Inc.*	32,422	283,044
Globe Specialty Metals, Inc.	14,386	252,330
Texas Industries, Inc.*	4,537	243,637
Total Materials		4,404,062
CONSUMER STAPLES - 3.9%
Prestige Brands Holdings, Inc.*	41,083	1,283,022
Darling International, Inc.*	46,653	1,085,615
Hain Celestial Group, Inc.*	8,398	698,966
Medifast, Inc.*	26,008	606,246
Inter Parfums, Inc.	13,589	477,789
Total Consumer Staples		4,151,638
ENERGY - 2.3%
Geospace Technologies Corp.*	15,298	1,490,331
Northern Oil and Gas, Inc.*	58,092	954,452
Total Energy		2,444,783
Total Common Stocks
(Cost $84,608,754)		107,529,339

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	93,949	93,949
Total Short Term Investments
(Cost $93,949)		93,949

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 3.5%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$2,437,909	2,437,909
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	1,299,516	1,299,516
Total Securities Lending Collateral
(Cost $3,737,425)		3,737,425
Total Investments - 103.5%
(Cost $88,440,128)		$111,360,713
Other Assets & Liabilities, net - (3.5)%		(3,730,574)
Total Net Assets - 100.0%		$107,630,139

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

REIT — Real Estate Investment Trust

32 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Russell Top 50®	S&P 500®	S&P 500®	S&P MidCap 400®
	Mega Cap ETF	Pure Value ETF	Pure Growth ETF	Pure Value ETF

Assets:
Investments, at value — including $—, $11,108,483, $— and $460,117of securities loaned, respectively	$522,660,842	$374,005,685	$760,459,950	$77,513,450
Repurchase agreements	—	11,317,043	—	485,325
Total investments*	522,660,842	385,322,728	760,459,950	77,998,775
Receivables:
Fund shares sold	—	—	10,011,392	—
Investments sold	—	5,151,342	—	—
Securities lending income	—	9,771	48	309
Dividends and interest	538,365	211,676	141,377	11,541
Tax reclaims	10,483	—	—	—
Total assets	523,209,690	390,695,517	770,612,767	78,010,625

Liabilities:
Payable upon return of securities loaned	—	11,317,043	—	485,325
Payable for:
Investments purchased	—	60,393	10,011,311	—
Due to custodian	—	4,650,565	—	—
Accrued management fees	87,023	102,372	204,917	22,458
Total liabilities	87,023	16,130,373	10,216,228	507,783
Net assets	$523,122,667	$374,565,144	$760,396,539	$77,502,842

Net assets consist of:
Paid-In Capital	$573,587,606	$309,561,158	$612,594,122	$63,298,415
Undistributed net investment income	903,169	317,963	128,870	3,015
Accumulated net realized loss on investments	(107,298,082)	(2,315,489)	(12,283,225)	(1,311,511)
Net unrealized appreciation on investments	55,929,974	67,001,512	159,956,772	15,512,923
Net assets	$523,122,667	$374,565,144	$760,396,539	$77,502,842
Shares outstanding (unlimited shares authorized), no par value	4,250,785	8,052,836	11,500,299	1,600,499
Net asset value, offering price and repurchase price per share	$123.06	$46.51	$66.12	$48.42
Cost of investments	$466,730,868	$307,004,173	$600,503,178	$62,000,527
Cost of repurchase agreements	—	11,317,043	—	485,325
*Total cost of investments	$466,730,868	$318,321,216	$600,503,178	$62,485,852

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 33

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2013

	Guggenheim	Guggenheim	Guggenheim
	S&P MidCap 400®	S&P SmallCap 600®	S&P SmallCap 600®
	Pure Growth ETF	Pure Value ETF	Pure Growth ETF

Assets:
Investments, at value — including $44,031,972,$3,731,166 and $3,643,167 of securities loaned, respectively	$737,872,754	$123,323,815	$107,623,288
Repurchase agreements	44,304,724	3,964,325	3,737,425
Total investments*	782,177,478	127,288,140	111,360,713
Receivables:
Fund shares sold	17,269,050	—	—
Investments sold	—	957,981	—
Securities lending income	116,562	8,193	10,167
Dividends and interest	176,514	52,206	24,778
Total assets	799,739,604	128,306,520	111,395,658

Liabilities:
Payable upon return of securities loaned	44,304,724	3,964,325	3,737,425
Payable for:
Investments purchased	17,258,575	956,572	—
Accrued management fees	205,087	35,351	28,094
Total liabilities	61,768,386	4,956,248	3,765,519
Net assets	$737,971,218	$123,350,272	$107,630,139

Net assets consist of:
Paid-In Capital	$601,297,171	$119,525,354	$86,796,257
Undistributed net investment income	249,906	—	26,298
Accumulated net realized loss on investments	(27,817,356)	(20,331,873)	(2,113,001)
Net unrealized appreciation on investments	164,241,497	24,156,791	22,920,585
Net assets	$737,971,218	$123,350,272	$107,630,139
Shares outstanding (unlimited shares authorized), no par value	6,400,021	2,150,040	1,450,004
Net asset value, offering price and repurchase price per share	$115.31	$57.37	$74.23
Cost of investments	$573,631,257	$99,167,024	$84,702,703
Cost of repurchase agreements	44,304,724	3,964,325	3,737,425
*Total cost of investments	$617,935,981	$103,131,349	$88,440,128

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Russell Top 50®	S&P 500®	S&P 500®	S&P MidCap 400®
	Mega Cap ETF	Pure Value ETF	Pure Growth ETF	Pure Value ETF

Investment Income:
Dividends, net of foreign taxes withheld*	$13,872,899	$4,083,856	$5,032,929	$857,193
Income from securities lending	28	87,295	46,573	18,178
Interest	116	7	13	1
Total investment income	13,873,043	4,171,158	5,079,515	875,372

Expenses:
Management fees	1,118,472	728,940	1,598,402	195,265
Other fees	1	325	9	46
Total expenses	1,118,473	729,265	1,598,411	195,311
Net investment income	12,754,570	3,441,893	3,481,104	680,061

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,562,451	7,071,014	11,823,964	2,976,812
In-kind redemptions	38,266,267	—	3,965,644	—
Net realized gain (loss)	39,828,718	7,071,014	15,789,608	2,976,812
Net change in unrealized appreciation (depreciation) on:
Investments	51,913,053	64,200,570	131,869,558	13,986,189
Net realized and unrealized gain	91,741,771	71,271,584	147,659,166	16,963,001
Net increase in net assets resulting from operations	$104,496,341	$74,713,477	$151,140,270	$17,643,062
* Foreign taxes withheld	$—	$2,414	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

STATEMENTS OF OPERATIONS (concluded)
For the Year Ended October 31, 2013

	Guggenheim	Guggenheim	Guggenheim
	S&P MidCap 400®	S&P SmallCap 600®	S&P SmallCap 600®
	Pure Growth ETF	Pure Value ETF	Pure Growth ETF

Investment Income:
Dividends	$7,563,534	$1,257,268	$880,390
Income from securities lending	651,282	69,645	133,289
Interest	10	5	1
Total investment income	8,214,826	1,326,918	1,013,680

Expenses:
Management fees	2,113,543	312,394	273,738
Other fees	1,595	277	696
Total expenses	2,115,138	312,671	274,434
Net investment income	6,099,688	1,014,247	739,246

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,503,279	3,354,732	825,590
In-kind redemptions	5,054,333	2,559,297	2,299,144
Net realized gain (loss)	21,557,612	5,914,029	3,124,734
Net change in unrealized appreciation (depreciation) on:
Investments	139,575,253	25,108,163	21,083,554
Net realized and unrealized gain	161,132,865	31,022,192	24,208,288
Net increase in net assets resulting from operations	$167,232,553	$32,036,439	$24,947,534

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell		Guggenheim S&P 500®
	Top 50® Mega Cap ETF		Pure Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,754,570	$10,720,440	$3,441,893	$1,340,916
Net realized gain on investments	39,828,718	36,525,148	7,071,014	1,525,284
Net change in unrealized appreciation (depreciation) on investments	51,913,053	29,002,637	64,200,570	8,342,608
Net increase in net assets resulting from operations	104,496,341	76,248,225	74,713,477	11,208,808

Distributions to Shareholders from:
Net investment income	(12,958,628)	(10,403,624)	(3,158,321)	(1,370,034)

Shareholder Transactions:
Proceeds from shares purchased	—	376,572,367	217,427,100	17,479,492
Value of shares redeemed	(192,882,639)	(272,358,663)	—	(21,285,657)
Net increase (decrease) in net assets resulting from share transactions	(192,882,639)	104,213,704	217,427,100	(3,806,165)
Net increase (decrease) in net assets	(101,344,926)	170,058,305	288,982,256	6,032,609

Net assets:
Beginning of year	624,467,593	454,409,288	85,582,888	79,550,279
End of year	$523,122,667	$624,467,593	$374,565,144	$85,582,888
Undistributed net investment income at end of year	$903,169	$1,107,227	$317,963	$36,334

Changes in shares outstanding:
Shares sold	—	3,800,000	5,400,000	550,000
Shares redeemed	(1,750,000)	(2,850,000)	—	(700,000)
Net increase (decrease) in shares	(1,750,000)	950,000	5,400,000	(150,000)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500®		Guggenheim S&P MidCap 400®
	Pure Growth ETF		Pure Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) In Net Assets from Operations:
Net investment income	$3,481,104	$2,155,172	$680,061	$496,862
Net realized gain (loss) on investments	15,789,608	(17,455,904)	2,976,812	(233,969)
Net change in unrealized appreciation (depreciation) on investments	131,869,558	35,947,461	13,986,189	5,102,579
Net increase in net assets resulting from operations	151,140,270	20,646,729	17,643,062	5,365,472

Distributions to Shareholders from:
Net investment income	(3,301,125)	(2,094,006)	(684,543)	(516,543)
Return of capital	(218,750)	—	—	—
Total distribution to shareholders	(3,519,875)	(2,094,006)	(684,543)	(516,543)

Shareholder transactions:
Proceeds from shares purchased	298,162,248	81,232,040	25,529,180	4,880,240
Value of shares redeemed	(17,639,588)	(33,420,035)	—	(10,384,990)
Net increase (decrease) in net assets resulting from share transactions	280,522,660	47,812,005	25,529,180	(5,504,750)
Net increase (decrease) in net assets	428,143,055	66,364,728	42,487,699	(655,821)

Net assets:
Beginning of year	332,253,484	265,888,756	35,015,143	35,670,964
End of year	$760,396,539	$332,253,484	$77,502,842	$35,015,143
Undistributed net investment income at end of year	$128,870	$58,605	$3,015	$8,655

Changes in shares outstanding:
Shares sold	4,900,000	1,750,000	600,000	150,000
Shares redeemed	(350,000)	(750,000)	—	(300,000)
Net increase (decrease) in shares	4,550,000	1,000,000	600,000	(150,000)

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P MidCap 400®		Guggenheim S&P SmallCap 600®
	Pure Growth ETF		Pure Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,099,688	$1,276,806	$1,014,247	$447,879
Net realized gain (loss) on investments	21,557,612	(18,569,131)	5,914,029	(3,167,103)
Net change in unrealized appreciation (depreciation) on investments	139,575,253	48,063,368	25,108,163	9,518,258
Net increase in net assets resulting from operations	167,232,553	30,771,043	32,036,439	6,799,034

Distributions to Shareholders from:
Net investment income	(6,220,307)	(980,107)	(1,052,024)	(452,652)
Return of capital	—	—	—	(35,405)
Total distributions to shareholders	(6,220,307)	(980,107)	(1,052,024)	(488,057)

Shareholder transactions:
Proceeds from shares purchased	93,820,645	83,742,986	33,487,133	12,561,039
Value of shares redeemed	(28,742,288)	(254,899,279)	(13,186,886)	(8,936,014)
Net increase (decrease) in net assets resulting from share transactions	65,078,357	(171,156,293)	20,300,247	3,625,025
Net increase (decrease) in net assets	226,090,603	(141,365,357)	51,284,662	9,936,002

Net assets:
Beginning of year	511,880,615	653,245,972	72,065,610	62,129,608
End of year	$737,971,218	$511,880,615	$123,350,272	$72,065,610
Undistributed net investment income at end of year	$249,906	$362,493	$—	$—

Changes in shares outstanding:
Shares sold	900,000	1,000,000	650,000	300,000
Shares redeemed	(300,000)	(3,150,000)	(300,000)	(250,000)
Net increase (decrease) in shares	600,000	(2,150,000)	350,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFS ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P SmallCap 600®
	Pure Growth ETF
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012

Increase (Decrease) in Net Assets from Operations:
Net investment income	$739,246	$259,371
Net realized gain (loss) on investments	3,124,734	(538,813)
Net change in unrealized appreciation (depreciation) on investments	21,083,554	5,933,299
Net increase in net assets resulting from operations	24,947,534	5,653,857

Distributions to Shareholders from:
Net investment income	(691,336)	(263,737)
Return of capital	(33,096)	—
Total distribution to shareholders	(724,432)	(263,737)

Shareholder transactions:
Proceeds from shares purchased	22,140,704	46,407,484
Value of shares redeemed	(12,093,150)	(13,310,670)
Net increase in net assets resulting from share transactions	10,047,554	33,096,814
Net increase in net assets	34,270,656	38,486,934

Net assets:
Beginning of year	73,359,483	34,872,549
End of year	$107,630,139	$73,359,483
Undistributed net investment income at end of year	$26,298	$—

Changes in shares outstanding:
Shares sold	300,000	900,000
Shares redeemed	(200,000)	(250,000)
Net increase in shares	100,000	650,000

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$104.06	$89.97	$85.16	$78.90	$76.29
Income from investment operations:
Net investment income[a]	2.56	2.17	1.87	1.72	1.95
Net gain on investments (realized and unrealized)	19.05	14.02	4.74	6.26	2.61
Total from investment operations	21.61	16.19	6.61	7.98	4.56
Less distributions from:
Net investment income	(2.61)	(2.10)	(1.80)	(1.72)	(1.95)
Total distributions to shareholders	(2.61)	(2.10)	(1.80)	(1.72)	(1.95)
Net asset value, end of period	$123.06	$104.06	$89.97	$85.16	$78.90

Total Return[b]	21.07%	18.11%	7.80%	10.22%	6.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$523,123	$624,468	$454,409	$323,669	$315,662
Ratio to average net assets of:
Net investment income	2.28%	2.19%	2.08%	2.09%	2.79%
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate[c]	8%	7%	6%	9%	12%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

GUGGENHEIM S&P 500® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$32.26	$28.38	$25.95	$21.46	$17.98
Income from investment operations:
Net investment income[a]	0.67	0.48	0.42	0.35	0.49
Net gain on investments (realized and unrealized)	14.18	3.89	2.40	4.49	3.53
Total from investment operations	14.85	4.37	2.82	4.84	4.02
Less distributions from:
Net investment income	(0.60)	(0.49)	(0.39)	(0.35)	(0.54)
Total distributions to shareholders	(0.60)	(0.49)	(0.39)	(0.35)	(0.54)
Net asset value, end of period	$46.51	$32.26	$28.38	$25.95	$21.46

Total Return[b]	46.39%	15.54%	10.84%	22.67%	23.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$374,565	$85,583	$79,550	$55,876	$30,101
Ratio to average net assets of:
Net investment income	1.65%	1.60%	1.44%	1.38%	2.92%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	24%	37%	23%	27%	45%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$47.80	$44.68	$40.40	$30.85	$24.40
Income from investment operations:
Net investment income[a]	0.44	0.33	0.18	0.13	0.18
Net gain on investments (realized and unrealized)	18.33	3.11	4.28	9.57	6.46
Total from investment operations	18.77	3.44	4.46	9.70	6.64
Less distributions from:
Net investment income	(0.42)	(0.32)	(0.18)	(0.15)	(0.19)
Return of capital	(0.03)	—	—	—	—
Total distributions to shareholders	(0.45)	(0.32)	(0.18)	(0.15)	(0.19)
Net asset value, end of period	$66.12	$47.80	$44.68	$40.40	$30.85

Total Return[b]	39.45%	7.72%	11.06%	31.51%	27.41%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$760,397	$332,253	$265,889	$147,470	$38,568
Ratio to average net assets of:
Net investment income	0.76%	0.71%	0.41%	0.37%	0.69%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	44%	35%	21%	31%	27%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$35.00	$31.00	$30.77	$24.20	$20.24
Income from investment operations:
Net investment income[a]	0.52	0.46	0.41	0.36	0.59
Net gain on investments (realized and unrealized)	13.46	4.01	0.22	6.57	3.92
Total from investment operations	13.98	4.47	0.63	6.93	4.51
Less distributions from:
Net investment income	(0.56)	(0.47)	(0.40)	(0.36)	(0.55)
Total distributions to shareholders	(0.56)	(0.47)	(0.40)	(0.36)	(0.55)
Net asset value, end of period	$48.42	$35.00	$31.00	$30.77	$24.20

Total Return[b]	40.27%	14.46%	2.03%	28.75%	23.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$77,503	$35,015	$35,671	$43,089	$22,997
Ratio to average net assets of:
Net investment income	1.22%	1.36%	1.22%	1.20%	2.90%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	28%	47%	49%	35%	57%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$88.25	$82.17	$70.46	$52.89	$39.10
Income from investment operations:
Net investment income[a]	1.02	0.20	0.07	0.02	0.09
Net gain on investments (realized and unrealized)	27.10	6.04	11.72	17.59	13.79
Total from investment operations	28.12	6.24	11.79	17.61	13.88
Less distributions from:
Net investment income	(1.06)	(0.16)	(0.08)	(0.04)	(0.09)
Total distributions to shareholders	(1.06)	(0.16)	(0.08)	(0.04)	(0.09)
Net asset value, end of period	$115.31	$88.25	$82.17	$70.46	$52.89

Total Return[b]	32.07%	7.60%	16.73%	33.32%	35.59%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$737,971	$511,881	$653,246	$292,429	$108,432
Ratio to average net assets of:
Net investment income	1.01%	0.23%	0.09%	0.03%	0.19%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	72%	56%	45%	51%	29%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$40.04	$35.50	$34.27	$28.50	$23.21
Income from investment operations:
Net investment income[a]	0.56	0.25	0.20	0.20	0.32
Net gain on investments (realized and unrealized)	17.40	4.56	1.23	5.78	5.29
Total from investment operations	17.96	4.81	1.43	5.98	5.61
Less distributions from:
Net investment income	(0.63)	(0.25)	(0.20)	(0.21)	(0.32)
Return of capital	—	(0.02)	—	—	—
Total distributions to shareholders	(0.63)	(0.27)	(0.20)	(0.21)	(0.32)
Net asset value, end of period	$57.37	$40.04	$35.50	$34.27	$28.50

Total Return[b]	45.20%	13.52%	4.16%	21.07%	25.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$123,350	$72,066	$62,130	$87,383	$108,284
Ratio to average net assets of:
Net investment income	1.14%	0.65%	0.53%	0.60%	1.18%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	43%	48%	76%	62%	43%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$54.34	$49.82	$43.32	$34.13	$29.03
Income from investment operations:
Net investment income[a]	0.59	0.20	0.02	0.06	0.06
Net gain on investments (realized and unrealized)	19.87	4.50	6.57	9.18	5.13
Total from investment operations	20.46	4.70	6.59	9.24	5.19
Less distributions from:
Net investment income	(0.54)	(0.18)	(0.09)	(0.05)	(0.09)
Return of capital	(0.03)	—	—	—	—
Total distributions to shareholders	(0.57)	(0.18)	(0.09)	(0.05)	(0.09)
Net asset value, end of period	$74.23	$54.34	$49.82	$43.32	$34.13

Total Return[b]	37.94%	9.44%	15.22%	27.11%	17.93%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$107,630	$73,359	$34,873	$17,329	$11,945
Ratio to average net assets of:
Net investment income	0.94%	0.38%	0.03%	0.14%	0.21%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	73%	44%	33%	55%	46%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a nondiversified, open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2013, the Trust offered twenty-one portfolios, of which seven are covered by this report. The financial statements herein relate to the following funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Index
Guggenheim Russell Top 50®	Russell Top 50® Mega Cap Index
Mega Cap ETF
Guggenheim S&P 500®	S&P 500® Pure
Pure Value ETF	Value Index
Guggenheim S&P 500®	S&P 500® Pure
Pure Growth ETF	Growth Index
Guggenheim S&P MidCap 400®	S&P MidCap 400® Pure
Pure Value ETF	Value Index
Guggenheim S&P MidCap 400®	S&P MidCap 400® Pure
Pure Growth ETF	Growth Index
Guggenheim S&P SmallCap 600®	S&P SmallCap 600® Pure
Pure Value ETF	Value Index
Guggenheim S&P SmallCap 600®	S&P SmallCap 600® Pure
Pure Growth ETF	Growth Index

The Funds seek to achieve their objective by investing in common stocks that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. The Funds invest in money market mutual funds, which are valued at their NAV.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

48 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

C. Distributions of net investment income and net realized gains, if any, in all the Funds, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

E. The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The Guggenheim Russell Top 50® Mega Cap ETFs is a non-diversified fund, subjecting it to a greater risk than funds that are diversified.

Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

2.	Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim Russell Top 50® Mega Cap ETF	$ 500
Guggenheim S&P 500® Pure Value ETF	1,000
Guggenheim S&P 500® Pure Growth ETF	1,000
Guggenheim S&P MidCap 400® Pure Value ETF	750
Guggenheim S&P MidCap 400® Pure Growth ETF	750
Guggenheim S&P SmallCap 600® Pure Value ETF	1,000
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,000

3.	Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim Russell Top 50® Mega Cap ETF	0.20%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Fund. GI compensates RFS directly for this service. Prior to June 3, 2013, State Street Bank and Trust provided such services.

GUGGENHEIM ETFs ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services. Prior to June 3, 2013, State Street Bank and Trust provided such services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

4.	Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of October 31, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total
Guggenheim Russell Top 50® Mega Cap ETF	$522,660,842	$—	$—	$522,660,842
Guggenheim S&P 500® Pure Value ETF	374,005,685	11,317,043	—	385,322,728
Guggenheim S&P 500® Pure Growth ETF	760,459,950	—	—	760,459,950
Guggenheim S&P Midcap 400® Pure Value ETF	77,513,450	485,325	—	77,998,775
Guggenheim S&P Midcap 400® Pure Growth ETF	737,872,754	44,304,724	—	782,177,478
Guggenheim S&P SmallCap 600® Pure Value ETF	123,323,815	3,964,325	—	127,288,140
Guggenheim S&P SmallCap 600® Pure Growth ETF	107,623,288	3,737,425	—	111,360,713

For the year ended October 31, 2013, there were no transfers between levels.

5.	Federal Income Taxes

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

50 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax was required in the Funds’ financial statements. A fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2013, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim Russell Top 50® Mega Cap ETF	$(2,306,716)
Guggenheim S&P 500® Pure Value ETF	(7,043,762)
Guggenheim S&P 500® Pure Growth ETF	(12,365,582)
Guggenheim S&P Midcap 400® Pure Value ETF	(3,020,112)
Guggenheim S&P Midcap 400® Pure Growth ETF	(15,997,546)
Guggenheim S&P Smallcap 600® Pure Value ETF	(3,954,562)
Guggenheim S&P Smallcap 600® Pure Growth ETF	(985,165)

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Ordinary	Return of	Total
Fund	Income	Capital	Distributions
Guggenheim Russell Top 50® Mega Cap ETF	$12,958,628	$ —	$12,958,628
Guggenheim S&P 500® Pure Value ETF	3,158,321	—	3,158,321
Guggenheim S&P 500® Pure Growth ETF	3,301,125	218,750	3,519,875
Guggenheim S&P Midcap 400® Pure Value ETF	684,543	—	684,543
Guggenheim S&P Midcap 400® Pure Growth ETF	6,220,307	—	6,220,307
Guggenheim S&P Smallcap 600® Pure Value ETF	1,052,024	—	1,052,024
Guggenheim S&P Smallcap 600® Pure Growth ETF	691,336	33,096	724,432

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary	Return of	Total
Fund	Income	Capital	Distributions
Guggenheim Russell Top 50® Mega Cap ETF	$10,403,624	$ —	$10,403,624
Guggenheim S&P 500® Pure Value ETF	1,370,034	—	1,370,034
Guggenheim S&P 500® Pure Growth ETF	2,094,006	—	2,094,006
Guggenheim S&P Midcap 400® Pure Value ETF	516,543	—	516,543
Guggenheim S&P Midcap 400® Pure Growth ETF	980,107	—	980,107
Guggenheim S&P Smallcap 600® Pure Value ETF	452,652	35,405	488,057
Guggenheim S&P Smallcap 600® Pure Growth ETF	263,737	—	263,737

GUGGENHEIM ETFs ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at October 31, 2013 was as follows:

	Undistributed	Undistributed		Net Unrealized	Total
	Ordinary	Long-Term	Capital Loss	Appreciation/	Accumulated
Fund	Income	Capital Gain	Carryforward	(Depreciation)	Earnings/(Deficit)
Guggenheim Russell Top 50® Mega Cap ETF	$903,169	$—	$(106,218,682)	$54,850,574	$(50,464,939)
Guggenheim S&P 500® Pure Value ETF	278,102	—	(2,160,163)	66,886,047	65,003,986
Guggenheim S&P 500® Pure Growth ETF	—	—	(11,190,057)	158,992,474	147,802,417
Guggenheim S&P Midcap 400® Pure Value ETF	3,015	—	(1,152,016)	15,353,428	14,204,427
Guggenheim S&P Midcap 400® Pure Growth ETF	249,906	—	(26,645,916)	163,070,057	136,674,047
Guggenheim S&P Smallcap 600® Pure Value ETF	—	—	(19,586,898)	23,411,816	3,824,918
Guggenheim S&P Smallcap 600® Pure Growth ETF	—	—	(1,926,128)	22,760,010	20,833,882

A summary of the expiration of the capital loss carryforward is as follows:

									Remaining
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	2019	Short Term	Long Term	Carryforward
Guggenheim Russell Top 50® Mega Cap ETF	$(675,404)	$(618,363)	$(32,651,414)	$(51,313,952)	$(10,584,384)	$(3,619,667)	$(403,611)	$(6,351,887)	$(106,218,682)
Guggenheim S&P 500® Pure Value ETF	—	—	—	(2,160,163)	—	—	—	—	(2,160,163)
Guggenheim S&P 500® Pure Growth ETF	—	—	—	(2,292,413)	(138,571)	—	(8,759,073)	—	(11,190,057)
Guggenheim S&P Midcap 400® Pure Value ETF	—	—	—	(1,152,016)	—	—	—	—	(1,152,016)
Guggenheim S&P Midcap 400® Pure Growth ETF	—	—	—	—	—	—	(26,645,916)	—	(26,645,916)
Guggenheim S&P Smallcap 600® Pure Value ETF	—	—	(1,307,416)	(9,954,238)	(8,325,244)	—	—	—	(19,586,898)
Guggenheim S&P Smallcap 600® Pure Growth ETF	—	—	—	(799,865)	(46,873)	—	(491,337)	(588,053)	(1,926,128)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, expired capital loss carry forwards, and return of capital on investments. For the year ended October 31, 2013, the adjustments for the Funds were as follows:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$37,851,124	$—	$(37,851,124)
Guggenheim S&P 500® Pure Value ETF	1,677	(1,943)	266
Guggenheim S&P 500® Pure Growth ETF	3,842,613	(109,714)	(3,732,899)
Guggenheim S&P Midcap 400® Pure Value ETF	—	(1,158)	1,158
Guggenheim S&P Midcap 400® Pure Growth ETF	4,686,572	8,032	(4,694,604)
Guggenheim S&P Smallcap 600® Pure Value ETF	2,246,612	37,777	(2,284,389)
Guggenheim S&P Smallcap 600® Pure Growth ETF	2,185,136	(21,612)	(2,163,524)

At October 31, 2013, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$467,810,268	$83,470,979	$(28,620,405)	$54,850,574
Guggenheim S&P 500® Pure Value ETF	318,436,681	71,008,562	(4,122,515)	66,886,047
Guggenheim S&P 500® Pure Growth ETF	601,467,476	164,801,357	(5,808,883)	158,992,474
Guggenheim S&P Midcap 400® Pure Value ETF	62,645,347	16,045,985	(692,557)	15,353,428
Guggenheim S&P Midcap 400® Pure Growth ETF	619,107,421	172,342,153	(9,272,096)	163,070,057
Guggenheim S&P Smallcap 600® Pure Value ETF	103,876,324	28,618,056	(5,206,240)	23,411,816
Guggenheim S&P Smallcap 600® Pure Growth ETF	88,600,703	26,124,677	(3,364,667)	22,760,010

52 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Investment Transactions

For the year ended October 31, 2013, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim Russell Top 50® Mega Cap ETF	$—	$192,161,321
Guggenheim S&P 500® Pure Value ETF	217,086,352	—
Guggenheim S&P 500® Pure Growth ETF	298,018,746	17,612,877
Guggenheim S&P Midcap 400® Pure Value ETF	25,538,148	—
Guggenheim S&P Midcap 400® Pure Growth ETF	93,712,308	28,680,058
Guggenheim S&P SmallCap 600® Pure Value ETF	33,483,055	13,160,189
Guggenheim S&P SmallCap 600® Pure Growth ETF	22,617,816	12,596,825

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Funds were as follows:

Fund	Purchases	Sales
Guggenheim Russell Top 50® Mega Cap ETF	$46,155,142	$46,140,835
Guggenheim S&P 500® Pure Value ETF	51,742,508	50,266,083
Guggenheim S&P 500® Pure Growth ETF	202,426,447	211,959,347
Guggenheim S&P Midcap 400® Pure Value ETF	19,149,602	15,289,753
Guggenheim S&P Midcap 400® Pure Growth ETF	450,163,989	434,662,908
Guggenheim S&P SmallCap 600® Pure Value ETF	38,329,142	38,309,930
Guggenheim S&P SmallCap 600® Pure Growth ETF	59,225,715	57,485,832

There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2013.

7.	Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2013, the Funds participated in securities lending as follows:

	Value of	Cash
	Securities	Collateral
Fund	Loaned	Received
Guggenheim Russell Top 50® Mega Cap ETF	$—	$—
Guggenheim S&P 500® Pure Value ETF	11,108,483	11,317,043
Guggenheim S&P 500® Pure Growth ETF	—	—
Guggenheim S&P Midcap 400® Pure Value ETF	460,117	485,325
Guggenheim S&P Midcap 400® Pure Growth ETF	44,031,972	44,304,724
Guggenheim S&P SmallCap 600® Pure Value ETF	3,731,166	3,964,325
Guggenheim S&P SmallCap 600® Pure Growth ETF	3,643,167	3,737,425

GUGGENHEIM ETFs ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (concluded)

Cash collateral received was invested in the following joint repurchase agreements at October 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae
0.09%			0.00%
Due 11/01/13	$22,186,565	$22,186,620	05/15/19 - 11/15/20	$25,900,652	$22,627,932
RBS Securities, Inc.			Federal Home Loan Bank
0.09%			0.00% - 5.625%
Due 11/01/13	41,622,275	41,622,379	11/12/13 - 09/13/24	5,716,540	5,749,248
			Freddie Mac
			0.42% - 5.625%
			10/27/14 - 11/23/35	34,654,736	36,701,758

8.	Legal Proceedings

Lyondell Chemical Company

In December 2011, Rydex ETF Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust received cash proceeds from the merger in the following amounts: Rydex S&P Midcap 400 Pure Value ETF Fund - $572,640. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of this lawsuit or the effect, if any, on the Fund’s net asset value.

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SCLFC actions”). Rydex ETF Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Pure Value ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $197,050. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

54 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell Top 50® Mega Cap ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P Midcap 400® Pure Value ETF, Guggenheim S&P Midcap 400® Pure Growth ETF, Guggenheim S&P Smallcap 600® Pure Value ETF and Guggenheim S&P Smallcap 600® Pure Growth ETF (seven of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 23, 2013

GUGGENHEIM ETFs ANNUAL REPORT | 55

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the funds during the year ended October 31, 2013:

	Dividends Received	Long-Term Capital	Qualified Income
Fund	Deduction	Gains Distribution	Distribution
Guggenheim Russell Top 50 Mega Cap ETF	100.00%	$—	$13,726,975.33
Guggenheim S&P 500 Pure Value ETF	100.00%	—	3,980,940.71
Guggenheim S&P 500 Pure Growth ETF	100.00%	—	4,775,050.37
Guggenheim S&P Midcap 400 Pure Value ETF	100.00%	—	821,817.00
Guggenheim S&P Midcap 400 Pure Growth ETF	100.00%	—	6,230,638.20
Guggenheim S&P Smallcap 600 Pure Value ETF	100.00%	—	1,152,416.77
Guggenheim S&P Smallcap 600 Pure Growth ETF	100.00%	—	777,476.92

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at wwww.guggenheiminvestments.com.

56 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Board Consideration Regarding Approval of Investments Advisory Agreement

At in-person meetings of the Rydex ETF Trust’s (the “Trust”) Board of Trustees (the “Board”) held on May 16 and June 5, 2013 (collectively, the “Meetings”), called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement applicable to the series of the Trust (each a “Fund” and collectively, the “Funds”), the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), unanimously approved the continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (referred to herein as the “Adviser”) with respect to each of the Funds for an additional one-year period, based on the Board’s review of qualitative and quantitative information provided by the Adviser.

In considering the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Adviser such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board also received a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Adviser. The Board also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable funds. The Independent Trustees carefully evaluated this information, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

As a part of their consideration of the approval of the Investment Advisory Agreement at the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature and quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the rationale provide by the Adviser as to why the addition of breakpoints was not currently appropriate; (f) each Fund’s overall fees and operating expenses compared with similar funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and compliance procedures applicable to personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar funds. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Adviser. At the Meetings, the Board reviewed the scope of services to be provided by the Adviser under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Adviser for the past year and the scope of services required to be provided during the upcoming year. The Board also considered (1) the Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and (2) whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	Fund Expenses and Performance of the Funds and the Adviser. At the Meetings, the Board reviewed statistical information provided by the Adviser regarding the expense ratio components and performance of each Fund. The Adviser engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject Funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. This statistical information related to the expense ratio components included actual advisory fees, waivers/reimbursements, and gross and net total expenses for each Fund in comparison to other funds determined by FUSE to comprise each Fund’s applicable peer group. The Board also considered the Adviser’s representation that it found the peer group compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers.

GUGGENHEIM ETFs ANNUAL REPORT | 57

OTHER INFORMATION (Unaudited) (concluded)

•	Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Adviser had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. At the Meetings, the Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser, and reviewed reports comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Adviser and ancillary revenue, if any, received by the Adviser and/or its affiliates in connection with the services provided to the Funds by the Adviser and/or its affiliates. The Board considered information regarding the Adviser’s profit margin as reflected in the Adviser’s profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses among the individual Funds in determining the Adviser’s profitability.

•	Economies of Scale. At the Meetings, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

•	Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Adviser’s affiliate under a separate agreement at the Meetings. The Board noted that the Adviser reports portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Adviser at each quarterly Board meeting.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the Funds were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds.

58 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	212
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	131
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	131
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	131
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

GUGGENHEIM ETFs ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - continued

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	131
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	131
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	131
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	131
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

60 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS - concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

GUGGENHEIM ETFs ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

62 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFs ANNUAL REPORT | 63

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ETF3-ANN-1013X1014

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Guggenheim S&P 500® Equal Weight Exchange Traded Fund (“ETF”). The ticker symbol for the Fund is RSP.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim Partners and Security Investors. It is committed to providing investors with innovative investment solutions; as of the date of this report we offer 21 ETFs, including our lineup of equal weight ETFs. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

This report covers performance of the ETF for the annual period ended October 31, 2013.

We encourage you to read the Economic and Market Overview that follows, which provides additional information regarding the factors that influenced the Fund’s performance for the fiscal year, and then the Manager’s Analysis for the ETF.

Sincerely,

Donald C. Cacciapaglia

President

November 30, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P Equal Weight ETF may not be suitable for all investors. • The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. • Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. • The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. See Prospectus for more details.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	October 31, 2013

For much of the 12-month period ended October 31, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment. But concern over a U.S. government shutdown and the strength of the economic recovery increased volatility over the last months of the period, as did confusion over the expected tapering of quantitative easing (QE). Sharply higher interest rates caused fixed-income assets to sell off in the second quarter, but then rebound somewhat when rates began falling late in the third quarter. Stocks continued their positive response to QE by grinding higher over the course of the summer, with some indices setting new market highs during October.

The yield on the 10-year Treasury note rose to a two-year high of 3% by early September, over 100 basis points above May’s lows. On September 18, the Fed again surprised markets by announcing it would not begin tapering its asset purchases, and rates promptly headed lower. In refraining from tapering, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation. The Fed was concerned about the impact of higher rates on the economy (particularly housing) and also the looming budget battles in Washington.

Challenges facing the U.S. economy, such as low growth and persistent unemployment, are also helping to keep interest rates subdued. As rates fell after the Fed’s September meeting, mortgage activity began to stabilize. Housing is positioned to continue improving during the fourth quarter, although the evidence may not show up in the economic data until late 2013 or early 2014.

Overseas, the economic outlook for Europe is improving, and China’s apparent commitment to a 7.5% growth target is supporting Asian equities. European and emerging market equities (which are generally still at lower relative values than U.S. equities) are likely to benefit even more from the global liquidity environment and the expectation of continued monetary accommodation.

Minutes from the Federal Open Market Committee September meeting, which were released in October, indicated significant debate over taper timing. Given the data-dependent nature of the purchase program, some members believed employment weakness and low levels of inflation argued for continued QE. Others said they felt economic growth was sufficiently positive to taper, and believed that markets had been positioned for it. At period-end, there was little chance the Fed would make any move before Senate confirmation of its chairman-nominee, Janet Yellen. Markets may become increasingly concerned about how slow the U.S. economy appears as 2013 winds down, but liquidity rules, continuing to drive performance of risk assets.

For the 12-month period ended October 31, 2013, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 27.18%. The Barclays U.S. Aggregate Bond Index* returned -1.08% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.09%. The MSCI World Index* returned 25.77%, while the MSCI Emerging Markets Index* returned 6.53%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Equal Weight Index is an unmanaged equal-weighted version of the S&P 500® Index, which measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P 500 Equal Weight Index has the same constituents as the unmanaged capitalization-weighted S&P 500 Index, but each company in the equal-weighted index is allocated a fixed weight, and is rebalanced quarterly.

GUGGENHEIM ETFs ANNUAL REPORT | 3

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2013 and held for the six months ended October 31, 2013.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio[1]	Fund Return	04/30/13	10/31/13	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Equal Weight ETF	0.40%	12.85%	$1,000.00	$1,128.50	$2.15

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period April 30, 2013 to October 31, 2013.

4 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER’S ANALYSIS (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Guggenheim S&P 500® Equal Weight ETF returned 33.36% for the one-year period ended October 31, 2013, compared with the benchmark S&P 500® Equal Weight Index, which returned 33.94%. The cap-weighted S&P 500 Index returned 27.18%. During the period, RSP achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Discretionary, Financials and Information Technology sectors contributed most to performance. No sector detracted from performance, but the Telecommunications Services and Utilities sectors contributed least.

Top contributors to Fund return included Netflix, Inc., Best Buy Co., Inc. and Micron Technology, Inc. The top detractors were J.C. Penney Co., Inc., Newmont Mining Corp. and Teradata Corp.

Cumulative Fund Performance: October 31, 2003 – October 31, 2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2013

	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight ETF	33.36%	17.46%	19.62%	9.46%
S&P 500 Equal Weight Index	33.94%	18.00%	20.31%	10.06%
S&P 500 Index	27.18%	16.56%	15.17%	7.46%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 5

PORTFOLIO SUMMARY (Unaudited)	October 31, 2013

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Holdings Diversification*

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Top 10 Holdings*

(% of Total
Description	Net Assets)
First Solar, Inc.	0.3%
Xylem, Inc.	0.2%
United States Steel Corp.	0.2%
Pitney Bowes, Inc.	0.2%
Southwest Airlines Co.	0.2%
Safeway, Inc.	0.2%
Chipotle Mexican Grill, Inc. — Class A	0.2%
FedEx Corp.	0.2%
Amazon.com, Inc.	0.2%
Harman International Industries, Inc.	0.2%
Top Ten Total	2.1%

“Ten Largest Holdings” exclude any temporary cash.

* The Fund’s Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversficiation is expressed as a percentage of the Fund’s equity investments market value. These percentages may change over time.

6 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.9%

CONSUMER DISCRETIONARY - 16.5%
Chipotle Mexican Grill,
Inc. — Class A*	25,512	$13,444,059
Amazon.com, Inc.*	36,460	13,272,534
Harman International
Industries, Inc.	163,469	13,244,258
Expedia, Inc.	212,175	12,492,864
Discovery Communications,
Inc. — Class A*	139,625	12,415,455
TripAdvisor, Inc.*	149,211	12,341,242
TJX Companies, Inc.	200,436	12,184,504
Best Buy Company, Inc.	283,861	12,149,251
Staples, Inc.	752,890	12,136,587
NIKE, Inc. — Class B	159,985	12,120,464
Washington Post Co. — Class B	18,726	12,046,810
Kohl’s Corp.	212,003	12,041,770
Wynn Resorts Ltd.	72,228	12,007,905
Hasbro, Inc.[1]	232,053	11,985,537
Ross Stores, Inc.	154,882	11,980,123
Newell Rubbermaid, Inc.	403,444	11,954,046
VF Corp.	55,549	11,943,035
Time Warner, Inc.	173,661	11,937,457
Garmin Ltd.[1]	254,495	11,897,641
Johnson Controls, Inc.	257,690	11,892,394
Priceline.com, Inc.*	11,263	11,869,287
Fossil Group, Inc.*	93,486	11,867,113
Gannett Company, Inc.	426,233	11,793,867
Scripps Networks Interactive,
Inc. — Class A	146,364	11,782,302
Comcast Corp. — Class A	247,103	11,757,161
Starwood Hotels & Resorts
Worldwide, Inc.	159,616	11,750,930
Time Warner Cable, Inc.	97,701	11,738,775
Starbucks Corp.	143,781	11,653,450
Wyndham Worldwide Corp.	174,976	11,618,406
L Brands, Inc.	185,500	11,614,155
PulteGroup, Inc.	656,929	11,594,797
CBS Corp. — Class B	195,930	11,587,300
Whirlpool Corp.	79,340	11,584,433
Darden Restaurants, Inc.	224,629	11,575,132
Dollar Tree, Inc.*	198,027	11,564,777
Lowe’s Companies, Inc.	231,851	11,541,543
Nordstrom, Inc.	189,703	11,471,340
Mattel, Inc.	258,504	11,469,822
Netflix, Inc.*	35,512	11,451,910
Marriott International,
Inc. — Class A	253,466	11,426,247
Bed Bath & Beyond, Inc.*	147,573	11,410,344
Omnicom Group, Inc.	167,080	11,379,819
AutoZone, Inc.*	26,151	11,367,578
GameStop Corp. — Class A	207,140	11,355,415
Twenty-First Century Fox,
Inc. — Class A	332,980	11,347,958
H&R Block, Inc.	398,804	11,341,986
News Corp. — Class A*	643,213	11,320,549
BorgWarner, Inc.	109,645	11,307,689
Home Depot, Inc.	144,672	11,268,502
Macy’s, Inc.	243,042	11,206,667
Lennar Corp. — Class A1	315,012	11,198,677
Walt Disney Co.	162,932	11,175,506
General Motors Co.*	301,292	11,132,739
Dollar General Corp.*	191,189	11,046,900
Target Corp.	170,386	11,039,309
Viacom, Inc. — Class B	132,053	10,998,694
Harley-Davidson, Inc.	171,671	10,993,811
DIRECTV*	175,926	10,993,616
Delphi Automotive plc	190,980	10,924,056
Abercrombie & Fitch Co. — Class A	291,428	10,922,721
Tiffany & Co.	137,630	10,896,167
PetSmart, Inc.	149,570	10,882,713
PVH Corp.	87,270	10,871,224
Interpublic Group of Companies, Inc.	644,436	10,826,525
Ralph Lauren Corp. — Class A	65,282	10,813,310
McDonald’s Corp.	111,580	10,769,702
DR Horton, Inc.	567,023	10,745,086
Genuine Parts Co.	136,154	10,733,020
Urban Outfitters, Inc.*	283,075	10,722,881
Ford Motor Co.	626,223	10,714,676
O’Reilly Automotive, Inc.*	86,336	10,689,260
Leggett & Platt, Inc.	354,467	10,541,849
Goodyear Tire & Rubber Co.	498,019	10,448,439
Family Dollar Stores, Inc.	150,670	10,378,150
Yum! Brands, Inc.	149,776	10,127,853
Coach, Inc.	198,845	10,077,465
Carnival Corp.	290,245	10,056,989
International Game Technology	534,743	10,053,168
CarMax, Inc.*	212,706	9,995,055
AutoNation, Inc.*	204,819	9,878,420
The Gap, Inc.	260,940	9,652,171
Cablevision Systems Corp. — Class A	615,582	9,572,300
JC Penney Company, Inc.*,1	785,263	5,889,473
Total Consumer Discretionary		937,269,115
FINANCIALS - 16.1%
Genworth Financial, Inc. — Class A*	888,369	12,908,002
Aon plc	158,560	12,540,510
BlackRock, Inc. — Class A	41,091	12,360,584
NASDAQ OMX Group, Inc.	347,683	12,318,409
Legg Mason, Inc.[1]	319,651	12,296,974
McGraw Hill Financial, Inc.	175,987	12,262,774
Franklin Resources, Inc.	223,734	12,050,313
Ameriprise Financial, Inc.	119,691	12,033,733
Principal Financial Group, Inc.	252,104	11,964,856
Invesco Ltd.	349,778	11,805,008
American Express Co.	144,311	11,804,640
T. Rowe Price Group, Inc.	151,822	11,752,541
Prologis, Inc.	293,855	11,739,507
Marsh & McLennan Companies, Inc.	256,209	11,734,372
American Tower Corp. — Class A	147,343	11,691,667
Cincinnati Financial Corp.	233,366	11,668,300
Weyerhaeuser Co.	382,725	11,634,840
Public Storage	69,657	11,630,629
Comerica, Inc.	268,203	11,613,190

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

IntercontinentalExchange, Inc.*,1	60,183	$11,599,070
Hartford Financial Services Group, Inc.	343,588	11,578,916
Aflac, Inc.	178,031	11,568,454
Ventas, Inc.	176,759	11,531,757
Kimco Realty Corp.	536,526	11,524,578
Allstate Corp.	217,008	11,514,444
Assurant, Inc.	196,810	11,509,449
Vornado Realty Trust	128,467	11,441,271
NYSE Euronext	259,780	11,435,516
Chubb Corp.	123,990	11,416,999
Health Care REIT, Inc.	175,920	11,408,412
Moody’s Corp.	161,199	11,390,321
KeyCorp	907,697	11,373,443
Loews Corp.	235,001	11,352,898
ACE Ltd.	118,525	11,312,026
Simon Property Group, Inc.	73,167	11,307,960
American International Group, Inc.	218,589	11,290,122
Fifth Third Bancorp	591,136	11,249,318
Macerich Co.	189,959	11,247,472
Huntington Bancshares, Inc.	1,275,217	11,221,910
Travelers Companies, Inc.	129,993	11,218,396
State Street Corp.	159,669	11,188,007
Northern Trust Corp.	198,222	11,183,685
Charles Schwab Corp.	493,219	11,171,410
Host Hotels & Resorts, Inc.	601,578	11,159,272
CME Group, Inc. — Class A	150,138	11,141,741
Unum Group	350,586	11,127,600
SLM Corp.	438,599	11,127,257
Bank of New York Mellon Corp.	349,277	11,107,009
Lincoln National Corp.	244,552	11,105,106
Prudential Financial, Inc.	136,368	11,098,992
Morgan Stanley	386,261	11,097,279
Discover Financial Services	213,122	11,056,769
Capital One Financial Corp.	160,991	11,055,252
Leucadia National Corp.	390,083	11,054,952
Berkshire Hathaway, Inc. — Class B*	95,634	11,005,561
Wells Fargo & Co.	257,526	10,993,785
Regions Financial Corp.	1,141,243	10,990,170
SunTrust Banks, Inc.	326,180	10,972,695
Torchmark Corp.	150,512	10,966,304
U.S. Bancorp	292,565	10,930,228
M&T Bank Corp.	97,060	10,922,162
PNC Financial Services Group, Inc.	148,302	10,904,646
XL Group plc — Class A	356,102	10,886,038
Progressive Corp.	418,967	10,880,573
HCP, Inc.	262,180	10,880,470
BB&T Corp.	319,494	10,853,211
People’s United Financial, Inc.	750,299	10,826,815
Hudson City Bancorp, Inc.	1,203,176	10,804,520
CBRE Group, Inc. — Class A*	464,325	10,786,270
E*TRADE Financial Corp.*	635,099	10,739,524
Boston Properties, Inc.	103,631	10,725,809
Plum Creek Timber Company, Inc.	235,948	10,712,039
Goldman Sachs Group, Inc.	66,289	10,663,249
JPMorgan Chase & Co.	206,588	10,647,546
Apartment Investment &
Management Co. — Class A	380,398	10,643,536
Zions Bancorporation	374,788	10,632,736
MetLife, Inc.	222,546	10,528,651
AvalonBay Communities, Inc.	84,058	10,511,453
Citigroup, Inc.	215,164	10,495,700
Bank of America Corp.	749,848	10,467,878
Equity Residential	199,005	10,419,902
Total Financials		913,769,383
INFORMATION TECHNOLOGY - 12.9%
First Solar, Inc.*,1	284,146	14,284,020
Seagate Technology plc	269,921	13,139,754
Corning, Inc.	742,069	12,681,959
Google, Inc. — Class A*	12,200	12,573,076
SanDisk Corp.	178,498	12,405,611
Adobe Systems, Inc.*	227,510	12,331,042
Yahoo!, Inc.*	371,324	12,227,699
Apple, Inc.	23,358	12,201,051
Applied Materials, Inc.	682,910	12,189,944
Hewlett-Packard Co.	492,188	11,994,622
Micron Technology, Inc.*	670,706	11,858,082
Cognizant Technology Solutions
Corp. — Class A*	136,375	11,855,079
VeriSign, Inc.*	217,965	11,831,140
KLA-Tencor Corp.	180,236	11,823,482
Motorola Solutions, Inc.	189,065	11,820,344
Lam Research Corp.*	217,961	11,820,025
Microchip Technology, Inc.[1]	274,413	11,788,782
Teradyne, Inc.*	673,940	11,787,211
Intuit, Inc.	164,779	11,766,868
Western Digital Corp.	168,813	11,754,449
MasterCard, Inc. — Class A	16,313	11,698,052
Salesforce.com, Inc.*	218,871	11,678,957
LSI Corp.	1,375,182	11,661,543
Microsoft Corp.	328,958	11,628,665
Harris Corp.	187,565	11,621,527
Fidelity National Information
Services, Inc.	236,425	11,525,719
Paychex, Inc.	269,418	11,385,605
Autodesk, Inc.*	284,568	11,357,109
CA, Inc.	357,538	11,355,407
Texas Instruments, Inc.	269,735	11,350,449
Fiserv, Inc.*	108,273	11,339,431
Intel Corp.	463,458	11,322,279
Visa, Inc. — Class A	57,440	11,296,725
Amphenol Corp. — Class A	140,563	11,285,803
Oracle Corp.	334,686	11,211,981
Analog Devices, Inc.	226,587	11,170,739
Total System Services, Inc.	373,234	11,133,570
Broadcom Corp. — Class A	415,701	11,107,531
Linear Technology Corp.	269,680	11,094,635
QUALCOMM, Inc.	158,407	11,004,534
Automatic Data Processing, Inc.	146,622	10,992,251
Molex, Inc.	281,174	10,853,316
Accenture plc — Class A	145,884	10,722,474
Electronic Arts, Inc.*	407,369	10,693,436
eBay, Inc.*	201,857	10,639,882
TE Connectivity Ltd.	203,342	10,470,080
Xilinx, Inc.	229,863	10,440,377
NVIDIA Corp.	687,666	10,438,770

8 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Computer Sciences Corp.	210,438	$10,366,176
Xerox Corp.	1,039,745	10,335,065
International Business Machines Corp.	56,553	10,134,863
Cisco Systems, Inc.	446,742	10,051,695
Western Union Co.	590,168	10,044,659
Symantec Corp.	433,192	9,850,786
EMC Corp.	404,829	9,744,234
FLIR Systems, Inc.	341,153	9,716,037
Juniper Networks, Inc.*	516,887	9,634,774
NetApp, Inc.	248,218	9,633,341
F5 Networks, Inc.*	118,118	9,627,798
Jabil Circuit, Inc.	459,034	9,575,449
Akamai Technologies, Inc.*	211,917	9,481,167
JDS Uniphase Corp.*	723,785	9,474,346
Altera Corp.	281,006	9,441,802
Red Hat, Inc.*	207,227	8,966,712
Citrix Systems, Inc.*	147,202	8,358,130
Teradata Corp.*	183,185	8,072,963
Total Information Technology		729,125,084
INDUSTRIALS - 12.8%
Xylem, Inc.	403,131	13,908,021
Pitney Bowes, Inc.[1]	630,974	13,464,985
Southwest Airlines Co.	781,588	13,458,945
FedEx Corp.	101,328	13,273,968
Delta Air Lines, Inc.	483,516	12,755,152
Boeing Co.	97,598	12,736,539
Quanta Services, Inc.*	417,551	12,614,216
Flowserve Corp.	178,138	12,375,247
Norfolk Southern Corp.	143,614	12,353,676
Parker Hannifin Corp.	104,054	12,145,183
Northrop Grumman Corp.	112,959	12,144,222
Nielsen Holdings N.V.	305,483	12,048,250
United Parcel Service, Inc. — Class B	122,584	12,042,652
Ryder System, Inc.	182,761	12,031,157
Fluor Corp.	161,669	11,999,073
Kansas City Southern	98,479	11,967,168
General Electric Co.	456,842	11,941,850
Pall Corp.	148,253	11,937,332
Precision Castparts Corp.	46,768	11,853,350
ADT Corp.	271,405	11,770,835
Cintas Corp.	218,589	11,753,531
Equifax, Inc.	181,236	11,720,532
Tyco International Ltd.	320,534	11,715,518
L-3 Communications Holdings, Inc.	115,264	11,578,269
Waste Management, Inc.	265,664	11,567,011
Ingersoll-Rand plc	170,989	11,546,887
3M Co.	91,593	11,526,979
Illinois Tool Works, Inc.	146,100	11,511,219
Joy Global, Inc.[1]	201,906	11,458,166
Rockwell Automation, Inc.	103,434	11,420,148
Jacobs Engineering Group, Inc.*	187,660	11,413,481
Raytheon Co.	138,418	11,401,491
AMETEK, Inc.	238,322	11,398,941
Lockheed Martin Corp.	85,385	11,385,236
Eaton Corporation plc	161,353	11,385,068
Pentair Ltd.	169,563	11,375,982
Snap-on, Inc.	109,225	11,367,046
Emerson Electric Co.	169,672	11,362,934
Dun & Bradstreet Corp.	103,584	11,268,903
Danaher Corp.	155,718	11,225,711
Honeywell International, Inc.	129,319	11,215,837
Dover Corp.	122,052	11,203,153
Expeditors International
of Washington, Inc.	245,373	11,112,943
Masco Corp.	522,072	11,031,381
Republic Services, Inc. — Class A	329,273	11,020,767
Stericycle, Inc.*	94,803	11,016,109
Robert Half International, Inc.	285,458	10,998,697
CH Robinson Worldwide, Inc.	183,705	10,974,537
WW Grainger, Inc.	40,607	10,922,065
Textron, Inc.	378,938	10,909,625
CSX Corp.	416,918	10,864,883
Iron Mountain, Inc.	408,586	10,843,872
Fastenal Co.	216,955	10,804,359
General Dynamics Corp.	124,688	10,801,721
Deere & Co.	131,727	10,780,538
PACCAR, Inc.	193,075	10,734,970
United Technologies Corp.	100,222	10,648,588
Union Pacific Corp.	70,176	10,624,646
Roper Industries, Inc.	83,124	10,540,954
Caterpillar, Inc.	124,893	10,411,080
Rockwell Collins, Inc.	148,777	10,389,098
Cummins, Inc.	81,287	10,325,075
Stanley Black & Decker, Inc.	121,739	9,628,338
Total Industrials		726,008,110
HEALTH CARE - 10.9%
McKesson Corp.	84,445	13,202,131
Bristol-Myers Squibb Co.	249,410	13,099,013
Tenet Healthcare Corp.*	270,029	12,742,669
CR Bard, Inc.	91,593	12,476,798
Cerner Corp.*	221,791	12,426,950
Actavis plc*	80,122	12,385,259
Gilead Sciences, Inc.*	171,047	12,142,627
Perrigo Co.	88,016	12,136,526
Cardinal Health, Inc.	204,915	12,020,314
St. Jude Medical, Inc.	205,650	11,802,254
AmerisourceBergen Corp. — Class A	180,238	11,774,949
AbbVie, Inc.	241,995	11,724,658
Alexion Pharmaceuticals, Inc.*	95,174	11,701,643
Pfizer, Inc.	381,090	11,691,841
Thermo Fisher Scientific, Inc.	119,272	11,662,416
Medtronic, Inc.	202,808	11,641,179
Zimmer Holdings, Inc.	132,684	11,605,869
DENTSPLY International, Inc.	246,319	11,601,625
Forest Laboratories, Inc.*	246,267	11,581,937
Covidien plc	179,762	11,524,542
Stryker Corp.	154,932	11,443,278
Becton Dickinson and Co.	108,632	11,420,482
Abbott Laboratories	311,587	11,388,505
Agilent Technologies, Inc.	224,230	11,381,915
Johnson & Johnson	122,688	11,362,136
CareFusion Corp.*	292,174	11,327,586
Biogen Idec, Inc.*	46,300	11,305,997
Patterson Companies, Inc.	265,406	11,282,409

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Hospira, Inc.*	274,260	$11,113,015
Allergan, Inc.	122,323	11,083,687
Zoetis, Inc.	349,894	11,077,644
PerkinElmer, Inc.	288,253	10,965,144
Amgen, Inc.	94,443	10,955,388
DaVita HealthCare Partners, Inc.*	194,782	10,948,696
Life Technologies Corp.*	145,351	10,946,384
Laboratory Corporation
of America Holdings*	107,902	10,887,312
Celgene Corp.*	72,717	10,797,747
Regeneron Pharmaceuticals, Inc.*	37,452	10,771,195
Boston Scientific Corp.*	917,728	10,728,240
Intuitive Surgical, Inc.*	28,874	10,726,691
Quest Diagnostics, Inc.	176,863	10,595,862
Varian Medical Systems, Inc.*	145,720	10,576,358
Mylan, Inc.*	279,214	10,573,834
Waters Corp.*	104,329	10,528,883
WellPoint, Inc.	121,948	10,341,190
Express Scripts Holding Co.*	165,294	10,334,181
Merck & Company, Inc.	227,310	10,249,408
Humana, Inc.	110,584	10,190,316
Eli Lilly & Co.	203,903	10,158,447
Aetna, Inc.	161,044	10,097,459
Cigna Corp.	129,901	9,999,779
Baxter International, Inc.	151,356	9,969,820
UnitedHealth Group, Inc.	145,898	9,958,997
Edwards Lifesciences Corp.*	151,720	9,890,627
Vertex Pharmaceuticals, Inc.*	137,471	9,807,181
Total Health Care		616,130,993
ENERGY - 8.8%
Newfield Exploration Co.*	424,465	12,924,959
QEP Resources, Inc.	386,345	12,772,566
Valero Energy Corp.	309,953	12,760,765
Baker Hughes, Inc.	218,588	12,697,777
Phillips 66	190,162	12,252,138
Noble Energy, Inc.	163,356	12,240,265
Helmerich & Payne, Inc.	157,455	12,210,635
WPX Energy, Inc.*	550,644	12,191,258
Pioneer Natural Resources Co.	58,765	12,033,897
Peabody Energy Corp.	604,273	11,771,238
Devon Energy Corp.	186,084	11,764,230
Schlumberger Ltd.	125,266	11,739,930
CONSOL Energy, Inc.	321,441	11,732,597
Occidental Petroleum Corp.	121,419	11,665,938
EOG Resources, Inc.	65,290	11,647,736
Denbury Resources, Inc.*	611,092	11,604,637
Nabors Industries Ltd.	663,647	11,600,550
Halliburton Co.	218,647	11,594,850
ConocoPhillips	157,038	11,510,885
Spectra Energy Corp.	323,530	11,507,962
Tesoro Corp.	235,324	11,504,990
Marathon Petroleum Corp.	159,952	11,462,160
Chesapeake Energy Corp.	407,383	11,390,429
Hess Corp.	139,790	11,350,948
Ensco plc — Class A	195,811	11,288,504
National Oilwell Varco, Inc.	138,833	11,270,463
Apache Corp.	125,152	11,113,498
Exxon Mobil Corp.	122,894	11,013,760
Kinder Morgan, Inc.	309,691	10,935,189
Anadarko Petroleum Corp.	114,744	10,933,956
Williams Companies, Inc.	302,337	10,796,454
Marathon Oil Corp.	305,438	10,769,744
Southwestern Energy Co.*	286,453	10,661,781
Murphy Oil Corp.	176,509	10,647,023
Equities Corp.	123,318	10,557,254
Noble Corp.	280,033	10,557,244
Chevron Corp.	87,547	10,502,138
Range Resources Corp.	138,153	10,459,564
Diamond Offshore Drilling, Inc.[1]	168,653	10,444,680
Transocean Ltd.	221,054	10,405,012
Rowan Companies plc — Class A*	286,881	10,350,666
Cameron International Corp.*	187,548	10,288,883
Cabot Oil & Gas Corp.	289,564	10,227,400
FMC Technologies, Inc.*	199,698	10,094,734
Total Energy		499,251,287
CONSUMER STAPLES - 8.1%
Safeway, Inc.	385,266	13,445,783
Lorillard, Inc.	246,781	12,588,299
Archer-Daniels-Midland Co.	299,979	12,269,141
Kimberly-Clark Corp.	113,524	12,260,592
Constellation Brands, Inc. — Class A*	185,081	12,085,789
Walgreen Co.	203,229	12,039,286
Whole Foods Market, Inc.	190,234	12,009,472
Kroger Co.	278,360	11,924,942
Molson Coors Brewing Co. — Class B	219,326	11,843,604
Colgate-Palmolive Co.	182,816	11,833,680
Hershey Co.	118,628	11,772,643
Mead Johnson Nutrition Co. — Class A	143,611	11,727,274
Clorox Co.	129,522	11,681,589
Altria Group, Inc.	311,852	11,610,250
Mondelez International, Inc. — Class A	344,382	11,585,010
Dr Pepper Snapple Group, Inc.	241,882	11,453,113
Reynolds American, Inc.	222,694	11,439,791
Coca-Cola Enterprises, Inc.	273,619	11,418,121
PepsiCo, Inc.	135,249	11,373,088
Kellogg Co.	179,184	11,333,388
Brown-Forman Corp. — Class B	155,137	11,321,898
CVS Caremark Corp.	181,394	11,293,590
Monster Beverage Corp.*	197,318	11,292,509
Wal-Mart Stores, Inc.	146,148	11,216,859
Beam, Inc.	166,400	11,198,720
JM Smucker Co.	100,686	11,197,290
General Mills, Inc.	220,577	11,121,492
Coca-Cola Co.	280,792	11,110,939
Procter & Gamble Co.	137,404	11,095,373
McCormick & Company, Inc.	160,236	11,080,319
Hormel Foods Corp.	253,988	11,038,318
Philip Morris International, Inc.	123,727	11,026,550
Costco Wholesale Corp.	92,859	10,957,362
Campbell Soup Co.	256,926	10,937,340
Kraft Foods Group, Inc.	200,271	10,890,737
Estee Lauder Companies, Inc. — Class A	153,456	10,889,238
ConAgra Foods, Inc.	340,805	10,841,007
Sysco Corp.	330,417	10,685,686

10 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2013
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Tyson Foods, Inc. — Class A	359,238	$9,940,115
Avon Products, Inc.	523,578	9,162,615
Total Consumer Staples		455,992,812
MATERIALS - 6.3%
United States Steel Corp.[1]	546,773	13,609,180
Cliffs Natural Resources, Inc.[1]	492,291	12,642,033
Allegheny Technologies, Inc.	379,519	12,562,079
Alcoa, Inc.	1,344,592	12,464,368
PPG Industries, Inc.	66,863	12,207,847
CF Industries Holdings, Inc.	56,087	12,092,357
Freeport-McMoRan Copper & Gold, Inc.	328,807	12,086,945
Ecolab, Inc.	113,531	12,034,286
Ball Corp.	244,370	11,947,249
Sherwin-Williams Co.	62,072	11,669,536
Nucor Corp.	224,956	11,645,972
Avery Dennison Corp.	246,157	11,598,918
Owens-Illinois, Inc.*	362,260	11,516,245
LyondellBasell Industries N.V. — Class A	153,041	11,416,859
Airgas, Inc.	104,643	11,413,412
EI du Pont de Nemours & Co.	184,559	11,295,011
FMC Corp.	154,833	11,265,649
Praxair, Inc.	90,168	11,244,851
Eastman Chemical Co.	141,988	11,187,235
Air Products & Chemicals, Inc.	102,319	11,153,794
Vulcan Materials Co.	206,640	11,065,572
Bemis Company, Inc.	275,656	10,998,674
Sigma-Aldrich Corp.	127,098	10,985,080
International Flavors & Fragrances, Inc.	132,528	10,953,439
Monsanto Co.	104,326	10,941,711
Sealed Air Corp.	361,713	10,916,498
Mosaic Co.	235,992	10,820,233
Dow Chemical Co.	272,534	10,756,917
Newmont Mining Corp.	385,016	10,495,536
International Paper Co.	223,221	9,957,889
MeadWestvaco Corp.	281,773	9,819,789
Total Materials		354,765,164
UTILITIES - 6.3%
ONEOK, Inc.	212,554	12,009,301
Ameren Corp.	330,574	11,960,167
American Electric Power Company, Inc.	254,929	11,940,874
Duke Energy Corp.	165,703	11,885,876
Edison International	241,725	11,851,777
AGL Resources, Inc.	246,731	11,808,546
Integrys Energy Group, Inc.	201,067	11,798,612
Sempra Energy	128,312	11,694,356
CenterPoint Energy, Inc.	474,620	11,675,652
NextEra Energy, Inc.	137,143	11,622,869
Northeast Utilities	269,664	11,565,889
AES Corp.	818,761	11,536,342
Pepco Holdings, Inc.	597,900	11,527,512
Consolidated Edison, Inc.	197,961	11,525,289
Wisconsin Energy Corp.	272,719	11,484,197
NiSource, Inc.	362,790	11,435,141
NRG Energy, Inc.	400,287	11,420,188
DTE Energy Co.	165,080	11,413,631
TECO Energy, Inc.	664,473	11,409,001
CMS Energy Corp.	414,856	11,391,946
Xcel Energy, Inc.	393,074	11,344,116
Pinnacle West Capital Corp.	201,743	11,303,660
Dominion Resources, Inc.	177,287	11,302,046
Public Service Enterprise Group, Inc.	336,061	11,258,044
Entergy Corp.	172,173	11,143,037
PPL Corp.	362,148	11,092,593
FirstEnergy Corp.	292,761	11,086,859
PG&E Corp.	262,874	11,001,277
SCANA Corp.	234,938	10,955,159
Southern Co.	265,235	10,850,764
Exelon Corp.	360,094	10,277,083
Total Utilities		354,571,804
TELECOMMUNICATION SERVICES - 1.2%
Crown Castle International Corp.*	155,502	11,821,262
Verizon Communications, Inc.	227,490	11,490,520
AT&T, Inc.	316,586	11,460,413
CenturyLink, Inc.	335,943	11,375,030
Frontier Communications Corp.[1]	2,497,648	11,014,628
Windstream Holdings, Inc.[1]	1,281,282	10,954,961
Total Telecommunication Services		68,116,814
Total Common Stocks
(Cost $4,765,797,461)		5,655,000,566

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash
Reserve Fund	6,064,832	6,064,832
Total Short Term Investments
(Cost $6,064,832)		6,064,832

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 2.7%
Joint Repurchase Agreements
RBS Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	$100,535,430	100,535,430
HSBC Securities, Inc.
issued 10/31/13 at 0.09%
due 11/01/13	53,589,957	53,589,957
Total Securities Lending Collateral
(Cost $154,125,387)		154,125,387
Total Investments - 102.7%
(Cost $4,925,987,680)		$5,815,190,785
Other Assets & Liabilities, net - (2.7)%		(151,419,244)
Total Net Assets - 100.0%		$5,663,771,541

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2013 — See Note 7.
[2]	Securities lending collateral — See Note 7.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 11

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2013

Guggenheim
S&P 500® Equal
Weight ETF

Assets:
Investments, at value — including $150,180,027 of securities loaned	$5,661,065,398
Repurchase agreements	154,125,387
Total investments*	5,815,190,785
Receivables:
Fund shares sold	10,287,009
Securities lending	68,407
Investments sold	54,907
Dividends and interest	4,414,862
Total assets	5,830,015,970

Liabilities:
Payable upon return of securities loaned	154,125,387
Payable for:
Investments purchased	10,279,029
Due to custodian	26,974
Accrued management fees	1,813,039
Total liabilities	166,244,429
Net assets	$5,663,771,541

Net assets consist of:
Paid-in capital	$5,339,356,010
Undistributed net investment income	3,194,160
Accumulated net realized loss on investments	(567,981,734)
Net unrealized appreciation on investments	889,203,105
Net assets	$5,663,771,541
Shares outstanding (unlimited shares authorized), no par value	83,358,863
Net asset value, offering price and repurchase price per share	$67.94
Cost of investments	$4,771,862,293
Cost of repurchase agreements	154,125,387
*Total cost of investments	$4,925,987,680

12 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2013

Guggenheim
S&P 500® Equal
Weight ETF

Investment Income:
Dividends, net of foreign taxes withheld*	$82,599,452
Income from securities lending	972,562
Interest	564
Total investment income	83,572,578

Expenses:
Management fees	16,347,344
Other fees	491
Total expenses	16,347,835
Net investment income	67,224,743

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,092,003)
In-kind redemptions	236,251,352
Net realized gain	226,159,349
Net change in unrealized appreciation (depreciation) on:
Investments	829,838,694
Net realized and unrealized gain	1,055,998,043
Net increase in net assets resulting from operations	$1,123,222,786
* Foreign taxes withheld	$67,445

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 13

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500®
	Equal Weight ETF
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012

Increase (Decrease) in Net assets from Operations:
Net investment income	$67,224,743	$46,087,043
Net realized gain on investments	226,159,349	67,694,355
Net change in unrealized appreciation (depreciation) on investments	829,838,694	179,598,926
Net increase in net assets resulting from operations	1,123,222,786	293,380,324

Distributions to Shareholders from:
Net investment income	(63,950,328)	(44,494,825)
Total distributions to shareholders	(63,950,328)	(44,494,825)

Shareholder Transactions:
Proceeds from shares purchased	2,864,811,708	746,295,733
Value of shares redeemed	(1,032,752,585)	(1,286,550,125)
Net increase (decrease) in net assets resulting from share transactions	1,832,059,123	(540,254,392)
Net increase (decrease) in net assets	2,891,331,581	(291,368,893)

Net assets:
Beginning of year	2,772,439,960	3,063,808,853
End of year	$5,663,771,541	$2,772,439,960
Undistributed net investment income at end of year	$3,194,160	$1,012,830

Changes in shares outstanding:
Shares sold	47,400,000	15,100,000
Shares redeemed	(17,600,000)	(27,050,000)
Net increase (decrease) in shares	29,800,000	(11,950,000)

14 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$51.76	$46.77	$43.87	$35.99	$30.01
Income from investment operations:
Net investment income[a]	0.99	0.80	0.69	0.60	0.54
Net gain on investments
(realized and unrealized)	16.13	4.97	2.87	7.87	5.98
Total from investment operations	17.12	5.77	3.56	8.47	6.52
Less distributions from:
Net investment income	(0.94)	(0.78)	(0.66)	(0.59)	(0.54)
Total distributions to shareholders	(0.94)	(0.78)	(0.66)	(0.59)	(0.54)
Net asset value, end of period	$67.94	$51.76	$46.77	$43.87	$35.99

Total Return[b]	33.36%	12.42%	8.12%	23.67%	22.21%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,663,772	$2,772,440	$3,063,809	$2,154,259	$1,499,351
Ratio to average net assets of:
Net investment income	1.64%	1.61%	1.45%	1.48%	1.75%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Portfolio turnover rate[c]	37%	20%	21%	20%	37%

[a]	Based on average shares outstanding.
[b]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS

1. Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a nondiversified, open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Trust was organized as a Delaware statutory trust on November 22, 2002. As of October 31, 2013, the Trust offered twenty-one portfolios, of which one is covered by this report. The financial statements herein relate to the following fund, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Index
Guggenheim S&P 500®	S&P 500 Equal
Equal Weight ETF	Weight Index

The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund issues and redeems shares on a continuous basis, at Net Asset Value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. The Fund invests in money market mutual funds, which are valued at their NAV.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B.  Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C.  Distributions of net investment income and net realized gains, if any, in the Fund, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D.  The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a

16 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

E. The Fund invests in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/ or its affiliates that have not yet occurred. However, based on experience the Fund expects the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those per-sons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim S&P 500® Equal Weight ETF	$2,000

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Fund to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Fund.

Fund	Advisory Fee
Guggenheim S&P 500® Equal Weight ETF	0.40%

GI pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Fund. GI compensates RFS directly for this service. Prior to June 3, 2013, State Street Bank and Trust provided such services.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Fund. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Fund in a separate account for the Fund, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services. Prior to June 3, 2013, State Street Bank and Trust provided such services.

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to GDL and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Fund will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Fund.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or, in the absence of a principal market, the most advantageous market for the investment or liability.

A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable

GUGGENHEIM ETFs ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of October 31, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total
Guggenheim S&P 500® Equal Weight ETF	$5,661,065,398	$154,125,387	$—	$5,815,190,785

For the year ended October 31, 2013, there were no transfers between levels.

5. Federal Income Taxes

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. A fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and sought to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

18 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim S&P 500 Equal Weight ETF	$63,950,328	$—	$63,950,328

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim S&P 500 Equal Weight ETF	$44,494,825	$—	$44,494,825

The tax character of distributable earnings/(accumulated losses) at October 31, 2013 was as follows:

	Undistributed	Undistributed		Net Unrealized	Total
	Ordinary	Long-Term	Capital Loss	Appreciation/	Accumulated
Fund	Income	Capital Gain	Carryforward	(Depreciation)	Earnings/(Deficit)
Guggenheim S&P 500 Equal Weight ETF	$1,484,396	$—	$(545,980,333)	$868,911,468	$324,415,531

A summary of the expiration of the capital loss carry forward is as follows:

							Remaining
	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2016	2017	2018	2019	Short Term	Long Term	Carryforward
Guggenheim S&P 500 Equal Weight ETF	$(119,981,602)	$(313,762,207)	$(35,251,288)	$(20,782,942)	$—	$(56,202,294)	$(545,980,333)

Prior year capital loss carry forwards of $12,991,461 were utilized in the current year.

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions and return of capital on investments. For the year ended October 31, 2013, the adjustments for the Fund were as follows:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)
Guggenheim S&P 500 Equal Weight ETF	$235,104,891	$(1,093,085)	$(234,011,806)

At October 31, 2013, the identified cost of investments in securities owned by the Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Guggenheim S&P 500 Equal Weight ETF	$4,946,279,317	$978,205,985	$(109,294,517)	$868,911,468

6. Investment Transactions

For the year ended October 31, 2013, the Fund had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight ETF	$2,849,386,727	$1,025,241,996

Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) for the Fund were as follows:

Fund	Purchases	Sales
Guggenheim S&P 500® Equal Weight ETF	$2,214,058,081	$1,493,513,676

There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2013.

GUGGENHEIM ETFs ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (concluded)

7. Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2013, the Fund participated in securities lending as follows:

	Value of	Cash
	Securities	Collateral
Fund	Loaned	Received
Guggenheim S&P 500® Equal Weight ETF	$150,180,027	$154,125,387

Cash collateral received was invested in the following joint repurchase agreements at October 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae
0.09%			0.00%
Due 11/01/13	$53,589,957	$53,590,091	05/15/19 - 11/15/20	$62,580,010	$54,672,610
RBS Securities, Inc.			Federal Home Loan Bank
0.09%			0.00% - 5.625%
Due 11/01/13	100,535,430	100,535,680	11/12/13 - 09/13/24	13,812,049	13,891,079
			Freddie Mac
			0.42% - 5.625%
			10/27/14 - 11/23/35	83,731,240	88,677,163

8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The ASU requires an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for annual or interim periods beginning on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

20 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim S&P 500® Equal Weight ETF at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

December 23, 2013

GUGGENHEIM ETFs ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the funds during the year ended October 31, 2013:

	Dividend Received	Long-Term Capital	Qualified Income
Fund	Deduction	Gains Distribution	Distribution
Guggenheim S&P 500 Equal Weight ETF	100.00%	$—	$76,295,697

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of the Fund can be found at wwww.guggenheiminvestments.com.

Board Consideration Regarding Approval of Investments Advisory Agreement

At in-person meetings of the Rydex ETF Trust’s (the “Trust”) Board of Trustees (the “Board”) held on May 16 and June 5, 2013 (collectively, the “Meetings”), called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement applicable to the series of the Trust (each a “Fund” and collectively, the “Funds”), the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), unanimously approved the continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (referred to herein as the “Adviser”) with respect to each of the Funds for an additional one-year period, based on the Board’s review of qualitative and quantitative information provided by the Adviser.

22 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

In considering the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Adviser such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board also received a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Adviser. The Board also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable funds. The Independent Trustees carefully evaluated this information, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

As a part of their consideration of the approval of the Investment Advisory Agreement at the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature and quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the rationale provide by the Adviser as to why the addition of breakpoints was not currently appropriate; (f) each Fund’s overall fees and operating expenses compared with similar funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and compliance procedures applicable to personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar funds. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Adviser. At the Meetings, the Board reviewed the scope of services to be provided by the Adviser under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Adviser for the past year and the scope of services required to be provided during the upcoming year. The Board also considered (1) the Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and (2) whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	Fund Expenses and Performance of the Funds and the Adviser. At the Meetings, the Board reviewed statistical information provided by the Adviser regarding the expense ratio components and performance of each Fund. The Adviser engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject Funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. This statistical information related to the expense ratio components included actual advisory fees, waivers/reimbursements, and gross and net total expenses for each Fund in comparison to other funds determined by FUSE to comprise each Fund’s applicable peer group. The Board also considered the Adviser’s representation that it found the peer group compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers.

•	Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Adviser had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. At the Meetings, the Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser, and reviewed reports comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Adviser and ancillary revenue, if any, received by the Adviser and/or its affiliates

GUGGENHEIM ETFs ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited) (concluded)

in connection with the services provided to the Funds by the Adviser and/or its affiliates. The Board considered information regarding the Adviser’s profit margin as reflected in the Adviser’s profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses among the individual Funds in determining the Adviser’s profitability.

•	Economies of Scale. At the Meetings, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

•	Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Adviser’s affiliate under a separate agreement at the Meetings. The Board noted that the Adviser reports portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Adviser at each quarterly Board meeting.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the Funds were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds.

24 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	212
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	131
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	131
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	131
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

GUGGENHEIM ETFs ANNUAL REPORT | 25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - continued

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	131
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	131
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	131
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	131
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

26 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS - concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

GUGGENHEIM ETFs ANNUAL REPORT | 27

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

28 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFs ANNUAL REPORT | 29

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2013 and October 31, 2012 were $226,550 and $264,500, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the Trust’s principal account for the fiscal years ended October 31, 2013 and October 31, 2012 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2013 and October 31, 2012, were $117,550 and $69,400, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended October 31, 2013 and October 31, 2012 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $117,550 and $69,400, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately standing Audit Committee, which includes the following independent members: John O. Demaret, Corey A. Colehour, Roger Somers, J. Kenneth Dalton, Patrick T. McCarville, Thomas F. Lydon, and Werner E. Keller.

(b) Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       Rydex ETF Trust ____________

By (Signature and Title)*          /s/ Donald C. Cacciapaglia______

Donald C. Cacciapaglia, President

Date January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Donald C. Cacciapaglia______

Donald C. Cacciapaglia, President

Date January 9, 2014

By (Signature and Title)*          /s/ Nikolaos Bonos____                                     _

Nikolaos Bonos, Vice President and Treasurer

Date January 9, 2014

* Print the name and title of each signing officer under his or her signature.